                                         1933 Act Registration No.  33-10261
                                         1940 Act Registration No.  811-4905

  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 27, 1995
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM N-1A
          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        (Registration No. 33-10261)
                    Pre-Effective Amendment No. ______
                   Post-Effective Amendment No.   27
                                                ------
                                  AND/OR
                     REGISTRATION STATEMENT UNDER THE
                      INVESTMENT COMPANY ACT OF 1940
                        (Registration No. 811-4905)
                          Amendment No.    27
                                        -------
                     (Check appropriate box or boxes)


                            PIPER FUNDS INC.
           (Exact Name of Registrant as Specified in Charter)

     Piper Jaffray Tower, 222 South 9th Street, Minneapolis, MN 55402
     ----------------------------------------------------------------
       (Address of Principal Executive Offices)          (Zip Code)

   Registrant's Telephone Number, Including Area Code:  (6l2) 342 6384
                                                        --------------

                               Paul A. Dow
                  Piper Capital Management Incorporated
                           Piper Jaffray Tower
           222 South 9th Street, Minneapolis, Minnesota 55402
           --------------------------------------------------
                 (Name and Address of Agent for Service)

                                Copy to:
                          Kathleen L. Prudhomme
                        Dorsey & Whitney P.L.L.P.
                         220 South Sixth Street
                      Minneapolis, Minnesota 55402


   X     immediately upon filing pursuant to paragraph (b) of rule 485
  ---
  ___    on (specify date) pursuant to paragraph (b) of rule 485
  ___ 75 days after filing pursuant to paragraph (a) of rule 485, unless effectiveness is accelerated by the staff of the Securities and Exchange Commission
  ___    on (specify date) pursuant to paragraph (a) of rule 485



         The Registrant has registered an indefinite number of its common shares pursuant to Regulation 270.24f-2 under the Investment Company Act of 1940. A Rule 24f-2 Notice for the fiscal year ended September 30, 1995 will be filed on or before November 30, 1995.

                             PIPER FUNDS INC.

                    Registration Statement on Form N 1A

                         -------------------------
                           CROSS REFERENCE SHEET
                          Pursuant to Rule 481(a)
                         -------------------------

    ITEM NO.                  PROSPECTUS HEADING
    --------                  ------------------
1. Cover Page. . . . . . . .  Cover Page

2. Synopsis. . . . . . . . .  Introduction; Fund Expenses

3. Financial Highlights. . .  Financial Highlights

4. General Description of
     Registrant. . . . . .    Introduction; Investment Objectives and Policies;
                              Characteristics and Risks of Securities and Special
                              Investment Methods; Special Investment Methods

5. Management of the Fund. .  Management

6. Capital Stock and Other
     Securities. . . . . . .  General Information; Introduction; Dividends and
                              Distributions; Tax Status

7. Purchase of Securities
     Being Offered . . . . .  Distribution of Fund Shares;  How to Purchase
                              Shares; Reducing Your Sales Charge; Special
                              Purchase Plans; Valuation of Shares; Shareholder
                              Services

8. Redemption or Repurchase.  How to Redeem Shares; Shareholder Services

9. Pending Legal Proceedings. General Information

                              STATEMENT OF ADDITIONAL INFORMATION HEADING
                              -------------------------------------------

10.  Cover Page. . . . . . .  Cover Page

11.  Table of Contents . . .  Cover Page

12.  General Information
       and History. . . . .   General Information; Pending Litigation

13.  Investment Objectives
       and Policies. . . . .  Investment Objectives, Policies and Restrictions


14.  Management of the Fund.  Directors and Executive Officers

15.  Control Persons and
       Principal Holders of
       Securities . . . . . . Capital Stock and Ownership of Shares

16.  Investment Advisory and
       Other Services. . . .  Investment Advisory and Other Services

17.  Brokerage Allocation. .  Portfolio Transactions and Allocation of
                              Brokerage

18.  Capital Stock and Other
       Securities. . . . . .  Capital Stock and Ownership of Shares

19.  Purchase, Redemption and
       Pricing of Securities
       Being Purchased . . .  Net Asset Value and Public Offering Price;
                              Performance Comparisons; Purchase of Shares;
                              Redemption of Shares

20.  Tax Status. . . . . . .  Taxation

21.  Underwriters. . . . . .  Investment Advisory and Other Services;
                              Portfolio Transactions and Allocation of
                              Brokerage

22.  Calculations of
       Performance Data. . .  Performance Comparisons

23.  Financial Statements. .  Financial Statements

                                              PROSPECTUS DATED NOVEMBER 27, 1995


                                PIPER FUNDS INC.
                              PIPER JAFFRAY TOWER
           222 SOUTH NINTH STREET, MINNEAPOLIS, MINNESOTA 55402-3804
                           (800) 866-7778 (TOLL FREE)


    Growth Fund, Emerging Growth Fund, Growth and Income Fund, Equity Strategy Fund and Balanced Fund (the "Funds") are series of Piper Funds Inc. (the "Company"), an open-end mutual fund whose shares are currently offered in thirteen series. Each Fund has its own investment objectives and policies designed to meet different investment goals.


    GROWTH FUND (formerly Value Fund) has a primary investment objective of long-term capital appreciation with secondary objectives of current income and conservation of principal. The Fund invests primarily in a diversified portfolio of common stocks or securities convertible into or carrying rights to buy common stocks.


    EMERGING GROWTH FUND has an investment objective of long-term capital appreciation. The Fund invests primarily in common stocks and securities convertible into common stocks of emerging growth companies, with an emphasis on companies headquartered or maintaining offices or manufacturing facilities in states in which the Distributor maintains offices.

    GROWTH AND INCOME FUND has investment objectives of both current income and long-term growth of capital and income. The Fund invests in a broadly diversified portfolio of securities, with an emphasis on securities of large, established companies that have a history of dividend payments and that the Adviser believes are undervalued.


    EQUITY STRATEGY FUND has an investment objective of a high total investment return consistent with prudent investment risk. The Fund invests primarily in common stocks and securities convertible into or carrying rights to buy common stocks of companies representing a number of different sectors of the economy. In pursuing its objective, the Fund expects to have a high portfolio turnover rate.


    BALANCED FUND has investment objectives of both current income and long-term capital appreciation consistent with conservation of principal. The Fund invests primarily in common stocks and fixed-income securities with emphasis on income-producing securities that appear to have some potential for capital appreciation.

    Investments in certain Funds may involve additional risks. Equity Strategy Fund may engage in short-term trading in attempting to achieve its investment objective, which will increase transaction costs. In addition, Equity Strategy Fund may sell securities short. Each Fund may invest in illiquid securities which will involve greater risk than investments in other securities and may increase Fund expenses. See "Special Investment Methods" for a discussion of the risks of each of these techniques.

    This Prospectus concisely describes the information about the Funds that you ought to know before investing. Please read it carefully before investing and retain it for future reference.


    A Statement of Additional Information about the Funds dated November 27, 1995, is available free of charge. Write to the Funds at Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402-3804 or telephone (800) 866-7778 (toll free). The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated in its entirety by reference in this Prospectus.


    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
       SECURITIES  AND  EXCHANGE  COMMISSION  OR  ANY  STATE   SECURITIES
        COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
             ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                  INTRODUCTION

    Growth Fund (formerly Value Fund), Emerging Growth Fund, Growth and Income Fund, Equity Strategy Fund and Balanced Fund (sometimes referred to herein as a "Fund" or, collectively, as the "Funds") are series of Piper Funds Inc. (the "Company"). The Company is an open-end management investment company organized under the laws of the State of Minnesota in 1986, the shares of which are currently offered in thirteen series. Each Fund has a different investment objective and is designed to meet different investment needs and each Fund is classified as a diversified fund.


THE INVESTMENT ADVISER

    The Company is managed by Piper Capital Management Incorporated (the "Adviser"), a wholly owned subsidiary of Piper Jaffray Companies Inc. Each Fund pays the Adviser a fee for managing its investment portfolio. Fees for each Fund are paid at an annual rate of .75% on net assets up to $100 million and are scaled downward as assets increase in size. These fees are higher than fees paid by most other investment companies. See "Management--Investment Adviser."

THE DISTRIBUTOR

    Piper Jaffray Inc. ("Piper Jaffray"), a wholly owned subsidiary of Piper Jaffray Companies Inc. and an affiliate of the Adviser, serves as Distributor of the Funds' shares.

OFFERING PRICE

    Shares of the Funds are offered to the public at the next determined net asset value after receipt of an order by a shareholder's Piper Jaffray Investment Executive or other broker-dealer, plus a maximum sales charge of 4% of the offering price (4.17% of the net asset value) on purchases of less than $100,000. The sales charge is reduced on a graduated scale on purchases of $100,000 or more. In connection with purchases of $500,000 or more, there is no initial sales charge; however, a 1% contingent deferred sales charge will be imposed in the event of a redemption transaction occurring within 24 months following such a purchase. See "How to Purchase Shares--Public Offering Price."

MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS

    The minimum initial investment for each Fund is $250. There is no minimum for subsequent investments. See "How to Purchase Shares--Minimum Investments."

EXCHANGES


    You may exchange your shares for shares of any other mutual fund managed by the Adviser (except Hercules Funds Inc.) which is open to new investors and eligible for sale in your state of residence. All exchanges are subject to the minimum investment requirements and other applicable terms set forth in the prospectus of the fund whose shares you acquire. You may make four exchanges per year without payment of a service charge. Thereafter, there is a $5 service charge for each exchange. See "Shareholder Services-- Exchange Privilege."


REDEMPTION PRICE

    Shares of any Fund may be redeemed at any time at their net asset value next determined after a redemption request is received by your Piper Jaffray Investment Executive or other broker-dealer. A contingent deferred sales charge will be imposed upon the redemption of certain shares initially purchased without a sales charge. See "How to Redeem Shares--Contingent Deferred Sales Charge." Each Fund reserves the right, upon 30 days' written notice, to redeem an account in any Fund if the net asset value of the shares falls below $200. See "How to Redeem Shares--Involuntary Redemption."

CERTAIN RISK FACTORS TO CONSIDER


    An investment in any of the Funds is subject to certain risks, as set forth in detail under "Investment Objectives and Policies" and "Special Investment Methods." As with other mutual funds, there can be no assurance that any Fund will achieve its objective. Each of the Funds is subject to market risk (the risk that a security will be worth less when it is sold than when it was bought due to any number of factors, including reduced demand or loss of investor confidence in the market) and/or interest-rate risk (the risk that rising interest rates will make bonds issued at lower interest rates worth less). As a result, the value of each Fund's shares will vary. Some or all of the Funds, to the extent set forth under "Investment Objectives and Policies" and "Special Investment Methods," may engage in the following investment practices: the use of repurchase agreements, the lending of portfolio securities, borrowing from banks, entering into options transactions on securities in which the Funds may invest and on stock indexes, the use of stock index futures contracts and interest rate futures contracts, entering into options on futures contracts, the use of short sales, and the purchase or sale of securities on a "when-issued" or forward commitment basis, including the use of mortgage dollar rolls. These techniques may increase the volatility of a Fund's net asset value. Equity Strategy Fund may engage in short-term trading in attempting to achieve its investment objective, which will increase transaction costs. Balanced Fund and Growth and Income Fund may purchase mortgage-related securities, including derivative mortgage securities. In addition to interest rate risk, mortgage-related securities are subject to prepayment risk. Recent market experience has shown that certain derivative mortgage securities may be extremely sensitive to changes in interest rates and in prepayment rates on the underlying mortgage assets and, as a result, the prices of such securities may be highly volatile. All of these transactions involve certain special risks, as set forth under "Investment Objectives and Policies" and "Special Investment Methods."


SHAREHOLDER INQUIRIES

    Any questions or communications regarding a shareholder account should be directed to your Piper Jaffray Investment Executive or, in the case of shares held through another broker-dealer, to IFTC at (800) 874-6205. General inquiries regarding the Funds should be directed to the Funds at the telephone number set forth on the cover page of this Prospectus.

                                 FUND EXPENSES

                                                               Emerging       Growth and        Equity
                                                  Growth        Growth          Income         Strategy      Balanced
                                                   Fund          Fund            Fund            Fund          Fund
                                               ------------  -------------  ---------------  ------------  ------------
Shareholder Transaction Expenses
  Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price)......        4.00%         4.00%           4.00%           4.00%         4.00%
  Exchange Fee *                                $       0             0               0               0             0
Annual Fund Operating Expenses
  (as a percentage of average net assets)
  Management Fees............................         .71%          .70%            .75%            .75%          .75%
  Rule 12b-1 Fees (after voluntary
    limitation) **...........................         .32%          .32%            .32%            .32%          .32%
  Other Expenses (after voluntary expense
    reimbursement) **........................         .24%          .22%            .25%            .33%          .25%
                                                      ---           ---             ---             ---           ---
  Total Fund Operating Expenses (after
    voluntary limitations and expense
    reimbursements)..........................        1.27%         1.24%           1.32%           1.40%         1.32%

---------
 * There is a $5.00 fee for each exchange in excess of four exchanges per year. See "How to Purchase Shares--Exchange Privilege."

** See the discussion below for an explanation of voluntary Rule 12b-1 fee limitations and expense reimbursements.


EXAMPLE

    You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:


                                           Emerging       Growth and       Equity
                              Growth        Growth          Income        Strategy      Balanced
                               Fund          Fund            Fund           Fund          Fund
                            -----------  -------------  ---------------  -----------  -------------
 1 Year ................ $          52            52              53             53            53
 3 Years ............... $          79            78              80             80            80
 5 Years ............... $         107           106             109            109           109
10 Years ............... $         187           185             193            193           193


    The purpose of the above Fund Expenses table is to assist you in understanding the various costs and expenses that investors in the Funds will bear directly or indirectly. THE EXAMPLE CONTAINED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


    The information set forth in the table is based on actual expenses (including expenses paid through expense offset arrangements) incurred by the Funds during the fiscal year ended September 30, 1995. The expenses for all Funds reflect a voluntary limitation by the Distributor of the fee payable to it under each Fund's Rule 12b-1 Plan to .32% of each Fund's average daily net assets. In addition, the Adviser reimbursed Growth and Income Fund, Equity Strategy Fund and Balanced Fund for the amount by which total Fund operating expenses (excluding expenses paid through expense offset arrangements) for fiscal 1995 exceeded 1.32% of average daily net assets. Absent any Rule 12b-1 fee limitations or expense reimbursements, Total Fund Operating Expenses for the fiscal year ended September 30, 1995, as a percentage of average daily net assets, would have been 1.45% for Growth Fund, 1.42% for Emerging Growth Fund, 1.60% for Growth and Income Fund, 1.63% for Equity Strategy Fund and 1.65% for Balanced Fund. The voluntary Rule 12b-1 fee limitations for each Fund and the expense reimbursements for Growth and Income Fund, Equity Strategy Fund and Balanced Fund reflected in the Fund Expenses table may be discontinued at any time after the fiscal 1996 year end. The Adviser may or may not assume additional expenses of the Funds from time to time, in its discretion, while retaining the ability to be reimbursed by the Funds for expenses assumed during a fiscal year prior to the end of such year. The foregoing policy will have the effect of lowering a Fund's overall expense ratio and increasing yield to investors when such amounts are assumed or the inverse when such amounts are reimbursed.



    As a result of each Fund's annual payment of its Rule 12b-1 fee, a portion of which is considered an asset-based sales charge, long-term shareholders of a Fund may pay more than the economic equivalent of the maximum 6.25% front end sales charge permitted under the rules of the National Association of Securities Dealers, Inc. For additional information, including a more complete explanation of management and Rule 12b-1 fees, see "Management--Investment Adviser" and "Distribution of Fund Shares."

                              FINANCIAL HIGHLIGHTS

    The following financial highlights show certain per share data and selected information for a share of capital stock outstanding during the indicated periods for each Fund. This information has been audited by KPMG Peat Marwick LLP, independent auditors, and should be read in conjunction with the financial statements of each Fund contained in its annual report. An annual report of each Fund is available without charge by contacting the Funds at 800-866-7778 (toll free). In addition to financial statements, the annual reports contain further information about the performance of the Funds.


GROWTH FUND

                                                          Fiscal year ended September 30,                   Period from
                                          ----------------------------------------------------------------  11/1/88 to   Year Ended
                                            1995       1994       1993       1992       1991       1990       9/30/89     10/31/88
                                          ---------  ---------  ---------  ---------  ---------  ---------  -----------  -----------
Net asset value, beginning of period....  $   18.90      19.30      17.06      16.86      11.69      12.46        9.60         8.61
                                          ---------  ---------  ---------  ---------  ---------  ---------  -----------  -----------
Operations:
  Net investment income.................       0.08       0.08       0.12       0.17       0.19       0.20        0.17         0.19
  Net realized and unrealized gains
    (losses) on investments.............       3.60      (0.37)      2.24       0.76       5.18      (0.78)       2.86         0.98
                                          ---------  ---------  ---------  ---------  ---------  ---------  -----------  -----------
      Total from operations.............       3.68      (0.29)      2.36       0.93       5.37      (0.58)       3.03         1.17
                                          ---------  ---------  ---------  ---------  ---------  ---------  -----------  -----------
Distributions from net investment
  income................................      (0.08)     (0.11)     (0.12)     (0.16)     (0.20)     (0.19)      (0.17 )      (0.18)
Distributions from net realized gains...      (2.10)    --         --          (0.57)    --         --          --           --
                                          ---------  ---------  ---------  ---------  ---------  ---------  -----------  -----------
      Total distributions...............      (2.18)     (0.11)     (0.12)     (0.73)     (0.20)     (0.19)      (0.17 )      (0.18)
                                          ---------  ---------  ---------  ---------  ---------  ---------  -----------  -----------
Net asset value, end of period..........  $   20.40      18.90      19.30      17.06      16.86      11.69       12.46         9.60
                                          ---------  ---------  ---------  ---------  ---------  ---------  -----------  -----------
                                          ---------  ---------  ---------  ---------  ---------  ---------  -----------  -----------
Total return (%)+.......................      20.60      (1.51)     13.85       5.76      46.23      (4.81)      31.90        13.79
Net assets end of period (in
  millions).............................  $     172        195        252        200        107         47          37           19
Ratio of expenses to average daily net
  assets (%)++..........................       1.27       1.23       1.26       1.29       1.32       1.31        1.30 **       1.30
Ratio of net investment income to
  average daily net assets (%)++........       0.40       0.43       0.66       1.04       1.25       1.57        1.75 **       2.06
Portfolio turnover rate (excluding
  short-term securities) (%)............         80         11         45         36         36         37          48           52

                                          Period from
                                          3/16/87* to
                                           10/31/87
                                          -----------
Net asset value, beginning of period....       10.00
                                          -----------
Operations:
  Net investment income.................        0.10
  Net realized and unrealized gains
    (losses) on investments.............       (1.40 )
                                          -----------
      Total from operations.............       (1.30 )
                                          -----------
Distributions from net investment
  income................................       (0.09 )
Distributions from net realized gains...      --
                                          -----------
      Total distributions...............       (0.09 )
                                          -----------
Net asset value, end of period..........        8.61
                                          -----------
                                          -----------
Total return (%)+.......................      (13.16 )
Net assets end of period (in
  millions).............................          18
Ratio of expenses to average daily net
  assets (%)++..........................        1.00 **
Ratio of net investment income to
  average daily net assets (%)++........        1.84 **
Portfolio turnover rate (excluding
  short-term securities) (%)............          32

----------
 *Commencement of operations.

**Adjusted to an annual basis.

 +Total return is based on the change in net asset value during the period, assumes reinvestment of all distributions and does not reflect a sales charge.


++During the periods reflected above, the Advisor and Distributor voluntarily waived fees and expenses. Had the Fund paid all expenses and had the maximum Rule 12b-1 fee been in effect, the ratios of expenses and net investment income to average daily net assets would have been: 1.45%/022% in fiscal 1995, 1.42%/0.24% in fiscal 1994, 1.44%/0.48% in fiscal 1993, 1.47%/0.86% in fiscal
  1992,  1.55%/1.02% in fiscal 1991, 1.64%/1.24%  in fiscal 1990, 1.89%/1.16% in fiscal 1989,  1.96%/1.40%  in fiscal  1988  and 2.29%/0.55%  in  fiscal  1987.
  Beginning in fiscal 1995, the expense ratio reflects the effect of gross expenses paid indirectly by the Fund. Prior period expense ratios have not been adjusted.

EMERGING GROWTH FUND


                                                                      Fiscal year ended September 30,
                                                      ----------------------------------------------------------------
                                                        1995       1994       1993       1992       1991       1990*
                                                      ---------  ---------  ---------  ---------  ---------  ---------
Net asset value, beginning of period................  $   19.26      19.73      14.41      13.86       8.59      10.00
                                                      ---------  ---------  ---------  ---------  ---------  ---------
Operations:
  Net investment income (loss)......................      (0.11)     (0.07)     (0.05)     (0.01)      0.02       0.02
  Net realized and unrealized gains (losses) on
    investments.....................................       6.80      (0.40)      5.37       0.64       5.28      (1.42)
                                                      ---------  ---------  ---------  ---------  ---------  ---------
      Total from operations.........................       6.69      (0.47)      5.32       0.63       5.30      (1.40)
                                                      ---------  ---------  ---------  ---------  ---------  ---------
Distributions from net investment income............     --         --         --         --          (0.03)     (0.01)
Distributions from net realized gains...............     --         --         --          (0.08)    --         --
                                                      ---------  ---------  ---------  ---------  ---------  ---------
      Total distributions...........................     --         --         --          (0.08)     (0.03)     (0.01)
                                                      ---------  ---------  ---------  ---------  ---------  ---------
Net asset value, end of period......................  $   25.95      19.26      19.73      14.41      13.86       8.59
                                                      ---------  ---------  ---------  ---------  ---------  ---------
                                                      ---------  ---------  ---------  ---------  ---------  ---------
Total return (%)+...................................      34.68      (2.38)     36.92       4.55      61.80     (14.01)

Net asset, end of period (in millions)..............  $     253        224        191        110         56         21
Ratio of expenses to average daily net assets
  (%)++.............................................       1.24       1.24       1.29       1.30       1.30       1.30**
Ratio of net investment income to average daily net
  assets (%)++......................................      (0.51)     (0.38)     (0.34)     (0.14)      0.11       0.71**
Portfolio turnover rate (excluding short-term
  securities) (%)...................................         33         31         30         21         27          6

----------
 *Period from 4/23/90 (commencement of operations) to 9/30/90.

**Adjusted to an annual basis.

 +Total return is based on the change in net asset value during the period, assumes reinvestment of all distributions and does not reflect a sales charge.


++During  the  periods  reflected  above,   the  Adviser  and  the   Distributor
  voluntarily waived fees and expenses. Had the Fund paid all expenses and had the maximum Rule 12b-1 fee been in effect, the ratios of expenses and net investment income to average daily net assets would have been: 1.42%/(0.69%) in fiscal 1995, 1.44%/(0.58%) in fiscal 1994, 1.49%/(0.54%) in fiscal 1993,
  1.56%/(0.40%)  in fiscal 1992, 1.70%/(0.29%) in fiscal 1991 and 1.95%/0.06% in fiscal 1990. Beginning in fiscal 1995, the expense ratio reflects the effect of gross expenses paid indirectly by the Fund. Prior period expense ratios have not been adjusted.

GROWTH AND INCOME FUND


                                                                             Fiscal year ended September 30,
                                                                        ------------------------------------------
                                                                          1995       1994       1993       1992*
                                                                        ---------  ---------  ---------  ---------
Net asset value, beginning of period..................................  $   10.27      10.30      10.01      10.00
                                                                        ---------  ---------  ---------  ---------
Operations:
  Net investment income...............................................       0.19       0.24       0.24       0.03
  Net realized and unrealized gains (losses) on investments...........       2.70       0.02       0.29      (0.02)
                                                                        ---------  ---------  ---------  ---------
      Total from operations...........................................       2.89       0.26       0.53       0.01
                                                                        ---------  ---------  ---------  ---------
Distributions from net investment income..............................      (0.19)     (0.24)     (0.24)    --
Distributions from net realized gains.................................      (0.04)     (0.05)    --         --
                                                                        ---------  ---------  ---------  ---------
      Total distributions.............................................      (0.23)     (0.29)     (0.24)    --
                                                                        ---------  ---------  ---------  ---------
Net asset value, end of period........................................  $   12.93      10.27      10.30      10.01
                                                                        ---------  ---------  ---------  ---------
                                                                        ---------  ---------  ---------  ---------
Total return (%)+.....................................................      28.81       2.53       5.41       0.10

Net assets, end of period (in millions)...............................  $      73         73         96         52
Ratio of expenses to average daily net assets (%)++...................       1.32       1.29       1.32       1.28**
Ratio of net investment income to average daily net assets (%)++......       1.93       2.26       2.51       3.00**
Portfolio turnover rate (excluding short-term securities) (%).........         14         20         26          1

----------
 *Period from 7/21/92 (commencement of operations) to 9/30/92.

**Adjusted to an annual basis.

 +Total return is based on the change in net asset value during the period, assumes reinvestment of all distributions and does not reflect a sales charge.


++During   the  periods  reflected  above,   the  Adviser  and  the  Distributor
  voluntarily waived fees and expenses. Had the Fund paid all expenses and had the maximum Rule 12b-1 fee been in effect, the ratios of expenses and net investment income to average daily net assets would have been: 1.60%/1.65% in fiscal 1995, 1.62%/1.93% in fiscal 1994, 1.58%/2.25% in fiscal 1993 and
  2.06%/2.22% in fiscal 1992. Beginning in fiscal 1995, the expense ratio reflects the effect of gross expenses paid indirectly by the Fund. Prior period expense ratios have not been adjusted.

EQUITY STRATEGY FUND

                                                         Fiscal year ended September 30,                    Period from
                                         ----------------------------------------------------------------   11/1/88 to
                                           1995       1994       1993       1992       1991       1990        9/30/89
                                         ---------  ---------  ---------  ---------  ---------  ---------  -------------
Net asset value, beginning of period...  $   17.17      16.84      13.57      12.82       9.17      10.05         8.07
                                         ---------  ---------  ---------  ---------  ---------  ---------       ------
Operations:
  Net investment income+++.............       0.11       0.07       0.03       0.08       0.07       0.10         0.38
  Net realized and unrealized gains
    (losses) on investments............       2.27       0.29       3.30       0.71       3.65      (0.74)        1.85
                                         ---------  ---------  ---------  ---------  ---------  ---------       ------
      Total from operations............       2.38       0.36       3.33       0.79       3.72      (0.64)        2.23
                                         ---------  ---------  ---------  ---------  ---------  ---------       ------
Distributions from net investment
  income...............................      (0.09)     (0.03)     (0.06)     (0.04)     (0.07)     (0.24)       (0.25)
                                         ---------  ---------  ---------  ---------  ---------  ---------       ------
Net asset value, end of period.........  $   19.46      17.17      16.84      13.57      12.82       9.17        10.05
                                         ---------  ---------  ---------  ---------  ---------  ---------       ------
                                         ---------  ---------  ---------  ---------  ---------  ---------       ------
Total return (%)+......................      13.88       2.12      24.56       6.18      40.71      (6.61)       27.86

Net assets end of period (in
  millions)............................  $      48         78         84          9          9          8           13
Ratio of expenses to average daily net
  assets (%)++.........................       1.40       1.32       1.28       1.47       1.32       1.49         1.30**
Ratio of net investment income to
  average daily net assets (%)++.......       0.43       0.37       0.50       0.56       0.61       1.03         3.95**
Portfolio turnover rate (excluding
  short-term securities) (%)...........        182        177        154        420        507        514          375

                                                      Period from
                                         Year Ended   3/16/87* to
                                          10/31/88     10/31/87
                                         -----------  -----------
Net asset value, beginning of period...        7.90        10.00
                                              -----   -----------
Operations:
  Net investment income+++.............        0.09         0.08
  Net realized and unrealized gains
    (losses) on investments............        0.19        (2.11)
                                              -----   -----------
      Total from operations............        0.28        (2.03)
                                              -----   -----------
Distributions from net investment
  income...............................       (0.11)        0.07
                                              -----   -----------
Net asset value, end of period.........        8.07         7.90
                                              -----   -----------
                                              -----   -----------
Total return (%)+......................        3.47       (20.48)
Net assets end of period (in
  millions)............................          19           28
Ratio of expenses to average daily net
  assets (%)++.........................        1.52         1.02**
Ratio of net investment income to
  average daily net assets (%)++.......        1.13         1.51**
Portfolio turnover rate (excluding
  short-term securities) (%)...........         202          200

----------
  *Commencement of operations.

 **Adjusted to an annual basis.

  +Total return is based on the change in net asset value during the period, assumes reinvestment of all distributions and does not reflect a sales charge.


 ++During the periods reflected above, the Adviser and Distributor voluntarily waived fees and expenses. Had the Fund paid all expenses and had the maximum Rule 12b-1 fee been in effect, the ratios of expenses and net investment income to average daily net assets would have been: 1.63%/0.20% in fiscal 1995, 1.54%/0.15% in fiscal 1994, 1.86%/(0.08%) in fiscal 1993, 2.49%/(0.46%)
   in fiscal 1992, 2.39%/(0.46%) in  fiscal 1991, 2.55%/(0.03%) in fiscal  1990,
   2.23%/3.02%  in fiscal  1989, 2.20%/0.45% in  fiscal 1988  and 2.24%/0.29% in fiscal 1987. Beginning in fiscal 1995, the expense ratio reflects the effect of gross expenses paid indirectly by the Fund. Prior period expense ratios have not been adjusted.


+++For the years ended September 30, 1992, and October 31, 1988, gross expenses included $0.02 per share of income tax expense.

BALANCED FUND

                                                         Fiscal year ended September 30,                    Period from
                                         ----------------------------------------------------------------   11/1/88 to
                                           1995       1994       1993       1992       1991       1990        9/30/89
                                         ---------  ---------  ---------  ---------  ---------  ---------  -------------
Net asset value, beginning of period...  $   11.81      12.23      11.88      10.77       8.87      10.00         9.19
                                         ---------  ---------  ---------  ---------  ---------  ---------       ------
Operations:
  Net investment income................       0.47       0.38       0.34       0.38       0.43       0.42         0.44
  Net realized and unrealized gains
    (losses) on investments............       1.93      (0.26)      0.65       1.17       1.89      (1.14)        0.83
                                         ---------  ---------  ---------  ---------  ---------  ---------       ------
      Total from operations............       2.40       0.12       0.99       1.55       2.32      (0.72)        1.27
                                         ---------  ---------  ---------  ---------  ---------  ---------       ------
Distributions from net investment
  income...............................      (0.35)     (0.37)     (0.34)     (0.39)     (0.42)     (0.41)       (0.46)
Distributions from net realized
  gains................................      (0.12)     (0.17)     (0.30)     (0.05)    --         --           --
                                         ---------  ---------  ---------  ---------  ---------  ---------       ------
      Total distributions..............      (0.47)     (0.54)     (0.64)     (0.44)     (0.42)     (0.41)       (0.46)
                                         ---------  ---------  ---------  ---------  ---------  ---------       ------
Net asset value, end of period.........  $   13.74      11.81      12.23      11.88      10.77       8.87        10.00
                                         ---------  ---------  ---------  ---------  ---------  ---------       ------
                                         ---------  ---------  ---------  ---------  ---------  ---------       ------
Total return (%)+......................      21.78       1.00       8.51      14.75      26.61      (7.42)       14.20

Net assets end of period (in
  millions)............................  $      44         46         57         28         15         14           16
Ratio of expenses to average daily net
  assets (%)++.........................       1.32       1.32       1.32       1.32       1.32       1.31         1.30**
Ratio of net investment income to
  average daily net assets (%)++.......       3.54       3.03       3.13       3.57       4.15       4.32         5.15**
Portfolio turnover rate (excluding
  short-term securities) (%)...........         39         62         41         58         44        105           95

                                                      Period from
                                         Year Ended   3/16/87* to
                                          10/31/88     10/31/87
                                         -----------  -----------
Net asset value, beginning of period...        8.97        10.00
                                         -----------  -----------
Operations:
  Net investment income................        0.51         0.28
  Net realized and unrealized gains
    (losses) on investments............        0.22        (1.09)
                                         -----------  -----------
      Total from operations............        0.73        (0.81)
                                         -----------  -----------
Distributions from net investment
  income...............................       (0.51)       (0.22)
Distributions from net realized
  gains................................      --           --
                                         -----------  -----------
      Total distributions..............       (0.51)       (0.22)
                                         -----------  -----------
Net asset value, end of period.........        9.19         8.97
                                         -----------  -----------
                                         -----------  -----------
Total return (%)+......................        8.53        (8.24)
Net assets end of period (in
  millions)............................          13           13
Ratio of expenses to average daily net
  assets (%)++.........................        1.30          .99**
Ratio of net investment income to
  average daily net assets (%)++.......        5.58         5.46**
Portfolio turnover rate (excluding
  short-term securities) (%)...........          73           95

----------
 *Commencement of operations.

**Adjusted to an annual basis.

 +Total return is based on the change in net asset value during the periods, assumes reinvestment of all distributions and does not reflect a sales charge.


++During  the  periods  reflected  above,   the  Adviser  and  the   Distributor
  voluntarily waived fees and expenses. Had the Fund paid all expenses and had the maximum Rule 12b-1 fee been in effect, the ratios of expenses and net investment income to average daily net assets would have been: 1.65%/3.21% in fiscal 1995, 1.60%/2.75% in fiscal 1994, 1.62%/2.83% in fiscal 1993,
  1.77%/3.12%  in fiscal 1992, 1.98%/3.49% in fiscal 1991, 1.96%/3.67% in fiscal
  1990, 2.29%/4.16% in fiscal 1989,  2.09%/4.79% in fiscal 1988 and  1.96%/4.09%
  in fiscal 1987. Beginning in fiscal 1995, the expense ratio reflects the effect of gross expenses paid indirectly by the Fund. Prior period expense ratios have not been adjusted.

                       INVESTMENT OBJECTIVES AND POLICIES

    The investment objectives listed below cannot be changed without shareholder approval. The investment policies and techniques employed in pursuit of the Funds' objectives may be changed without shareholder approval, unless otherwise noted.

    Because of the risks associated with common stock and bond investments, the Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements. Investors should be willing to accept the risk of the potential for sudden, sometimes substantial declines in market value. No assurance can be given that the Funds will achieve their objectives or that shareholders will be protected from the risk of loss that is inherent in equity and bond market investing.


GROWTH FUND



    INVESTMENT  OBJECTIVES.    Growth  Fund's  primary  investment  objective is
long-term capital appreciation with secondary objectives of current income and conservation of principal.


    INVESTMENT  POLICIES AND TECHNIQUES.   Growth Fund  (formerly known as Value
Fund) will maintain a carefully selected portfolio of securities broadly diversified among industries and companies. The Fund will invest at least 60% of its total assets in securities of large companies with market capitalizations of over $500 million offering, in the opinion of the Adviser, long-term earnings growth, a cyclical earnings rebound or above-average dividend yield when compared to the S&P 500. Emphasis will be placed on common stocks of companies which the Adviser believes are well managed with strong business fundamentals and which are trading at a discount to the present value of their projected future earnings. Growth Fund may also invest up to 40% of its total assets in securities of medium ($100-$500 million market capitalization) and smaller sized (under $100 million market capitalization) companies, some of which may be considered speculative in nature, which the Adviser believes could generate high levels of future revenue and earnings growth and where, in the Adviser's opinion, the investment opportunity is not fully reflected in the price of the securities.


    Growth Fund will invest under normal market conditions not less than 90% of its total assets in common stocks or securities convertible into or that carry the right to buy common stocks and in repurchase agreements. See "Special Investment Methods--Repurchase Agreements." Under unusual circumstances, as a defensive measure, Growth Fund may retain cash or invest part or all of its assets in short-term money market securities deemed by the Adviser to be consistent with a temporary defensive posture. In addition, normally up to 5% of the Fund's total assets will be held in short-term money market securities and cash to pay redemption requests and Fund expenses. Investments in short-term money market securities may include obligations of the U.S. Government and its agencies and instrumentalities, time deposits, bank certificates of deposit, bankers' acceptances, high-grade commercial paper and other money market instruments. See "Investment Objectives, Policies and Restrictions" in the Statement of Additional Information.


    Growth Fund may write covered put and call options on the securities in which it may invest, purchase put and call options with respect to such securities, and enter into closing purchase and sale transactions with respect thereto. Growth Fund may also purchase and write put and call options on stock indexes listed on national securities exchanges. See "Special Investment Methods--Options Transactions." In addition, solely for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in the market, Growth Fund may enter into stock index futures contracts, purchase and write put or call options on such contracts, and close such contracts and options. See "Special Investment Methods--Futures

Contracts and Options on Futures Contracts" and "--Risks of Transactions in Futures Contracts and Options on Futures Contracts."



    INVESTMENT RISKS. As a mutual fund investing primarily in common stocks, Growth Fund is subject to market risk, i.e., the possibility that stock prices in general will decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The investment techniques used by the Fund also pose certain risks. See "Special Investment Methods."


EMERGING GROWTH FUND

    INVESTMENT  OBJECTIVE.    Emerging  Growth  Fund's  investment  objective is
long-term capital appreciation. Dividend and interest income from portfolio securities, if any, is incidental to the Fund's objective.

    INVESTMENT POLICIES AND TECHNIQUES. Emerging Growth Fund seeks to achieve its objective by investing, under normal circumstances, at least 90% of its assets in common stocks and securities convertible into common stocks of companies which the Adviser believes to have superior appreciation potential. Emerging Growth Fund invests primarily (i.e., at least 65% of its assets under normal market conditions) in common stocks and securities convertible into common stocks of small and medium sized companies that are early in their life cycles but that have the potential to become major enterprises (emerging growth companies). These companies generally will have annual gross revenues at the time of purchase ranging from $10 million to $1 billion, and their shares will frequently be traded in the over-the-counter market. Companies with revenues in this range typically will have market capitalizations ranging from $250 million to $4 billion. The Fund may also invest, however, in more established companies whose rates of earnings growth are expected to accelerate because of special factors such as a rejuvenated management, new products, changes in consumer demand or basic changes in the economic environment, and in companies which appear to be undervalued in relation to their long-term earning power or asset values. Emerging Growth Fund also intends to invest at least 65% of its assets in common stocks and securities convertible into common stocks of companies headquartered or maintaining offices or manufacturing facilities in states in which the Distributor maintains offices. This will allow the Fund to draw on the Distributor's local expertise and research capabilities. The Distributor currently maintains offices in Arizona, California, Colorado, Idaho, Illinois, Iowa, Kansas, Minnesota, Missouri, Montana, Nebraska, New Jersey, New York, North Dakota, Oregon, South Dakota, Utah, Washington, Wisconsin and Wyoming; however, these states may change from time to time.

    The Fund's emphasis on emerging growth companies stems from the Adviser's belief that there are four broad phases of corporate growth, with the fastest growth normally occurring in the second of these phases. The first phase of corporate growth occurs during the infancy of a company. Investing in a company during this phase of its growth involves high risk, with many companies failing to survive. During the second phase of a company's growth, sometimes referred to as the emerging growth phase, there is often a period of swift development during which growth occurs at a rate generally not equaled by more mature companies. There next occurs a third phase of established growth in which growth is generally less dramatic because of competitive forces, regulations and internal bureaucracy. This is followed by a fourth phase of maturity, when the growth pattern of a company begins to roughly reflect the increase in gross national product. The Adviser intends to focus on companies positioned in the second phase of growth. Of course, the actual growth of a company is not necessarily consistent with this pattern and cannot be foreseen. Consequently, it may be difficult to determine the phase in which a company is currently situated.

    The following illustration represents the Adviser's conception of the four growth phases of a successful business. This graph is presented for illustrative purposes only, and does not represent the actual growth of a typical company. In addition, there is no necessary correlation between the business growth of a company and the market value of its stock. This illustration should not be considered a representation of the performance of the common stocks in which the Fund invests.

                                     [GRAPHIC]

    Under unusual circumstances, as a defensive measure, Emerging Growth Fund may retain cash or invest part or all of its assets in short-term money market securities deemed by the Adviser to be consistent with a temporary defensive posture. In addition, even when Emerging Growth Fund is "fully invested," normally up to 5% of the Fund's total assets will be held in short-term money market securities and cash to pay redemption requests and Fund expenses. Investments in short-term money market securities may include obligations of the U.S. Government and its agencies and instrumentalities, time deposits, bank certificates of deposit, bankers' acceptances, high-grade commercial paper and other money market instruments. See "Investment Objectives, Policies and Restrictions" in the Statement of Additional Information. Emerging Growth Fund may also enter into repurchase agreements. See "Special Investment Methods--Repurchase Agreements."

    Emerging Growth Fund may write covered put and call options on the securities in which it may invest, purchase put and call options with respect to such securities, and enter into closing purchase and sale transactions with respect thereto. Emerging Growth Fund may also purchase and write put and call options on stock indexes listed on national securities exchanges. See "Special Investment Methods--Options Transactions." In addition, solely for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in the market, Emerging Growth Fund may enter into stock index futures contracts, purchase and write put or call options on such contracts, and close such contracts and options. See "Special Investment Methods--Futures Contracts and Options on Futures Contracts" and "--Risks of Transactions in Futures Contracts and Options on Futures Contracts."

    INVESTMENT RISKS. As a mutual fund investing primarily in common stocks, Emerging Growth Fund is subject to market risk, i.e., the possibility that stock prices in general will decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. In addition, companies in which the Fund invests also may involve certain special risks. Emerging growth companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. The securities of emerging growth companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Thus, shares of Emerging Growth Fund will probably be subject to greater fluctuation in value than shares of a more conservative equity fund and an investment in the Fund should not be considered a total investment plan. In addition, Emerging Growth Fund may be less diversified by industry and company than other funds with a similar investment objective and no geographic limitation. The investment techniques used by the Fund also pose certain risks. See "Special Investment Methods."

GROWTH AND INCOME FUND

    INVESTMENT OBJECTIVES. Growth and Income Fund's investment objectives are to provide current income and long-term growth of capital and income.

    INVESTMENT POLICIES AND TECHNIQUES. Growth and Income Fund will pursue its investment objectives by investing in a broadly diversified portfolio of securities, with an emphasis on securities of large, established companies that have a history of dividend payments and that the Adviser believes are undervalued. Companies will be selected on the basis of the Adviser's assessment of their prospects for long-term growth in dividends and earnings. Additional factors which the Adviser will consider include the stability of a company's earnings as well as the sensitivity of that company's particular industry to fluctuations in major economic variables, such as interest rates and industrial production.


    Under normal market conditions, Growth and Income Fund will invest principally in common stocks and securities convertible into common stocks. However, the Fund may also invest in debt securities, including U.S. Government securities (securities issued or guaranteed as to payment of principal and interest by the U.S. Government or its agencies or instrumentalities) and nonconvertible preferred stocks. Investments in long-term debt securities, including debt securities convertible into common stock, will be limited to U.S. Government securities and those securities rated at the time of purchase within the four highest investment grades assigned by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A or Baa) or Standard & Poor's Ratings Services ("Standard & Poor's") (AAA, AA, A, or BBB), or to unrated securities judged by the Adviser at the time of purchase to be of comparable quality. Debt securities rated Baa and BBB have speculative characteristics; changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. In the event a security held in Growth and Income Fund's portfolio is downgraded to a rating below Baa or BBB, the Fund will sell such security as promptly as practicable. For an explanation of Moody's and Standard & Poor's ratings, see Appendix A to the Statement of Additional Information. U.S. Government securities in which the Fund may invest include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, and obligations of U.S. Government agencies or instrumentalities. Obligations of U.S. Government agencies or instrumentalities are backed in a variety of ways by the U.S. Government or its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Others, such as obligations of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the Treasury. Still others, such as those issued by the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. Finally, obligations of other agencies or instrumentalities are backed only by the credit of the agency or instrumentality issuing the obligations. See "Investment Objectives and Policies--U.S. Government Securities" in the Statement of Additional Information.


    Under unusual circumstances, as a defensive measure, Growth and Income Fund may retain cash or invest part or all of its assets in short-term money market securities deemed by the Adviser to be consistent with a temporary defensive posture. In addition, normally a small portion of the Fund's total assets will be held in short-term money market securities and cash to pay redemption requests and Fund expenses. Investments in short-term money market securities may include obligations of the U.S. Government and its agencies and instrumentalities, time deposits, bank certificates of deposit, bankers' acceptances, high-grade commercial paper and other money market instruments. See "Investment Objectives, Policies and Restrictions" in the Statement of Additional Information. Growth and Income Fund may also enter into repurchase agreements. See "Special Investment Methods--Repurchase Agreements."

    Growth and Income Fund may write covered put and call options on the securities in which it may invest, purchase put and call options with respect to such securities, and enter into closing purchase and sale transactions with respect thereto. Growth and Income Fund may also purchase and write put and call options on stock indexes listed on national securities exchanges. See "Special Investment Methods--Options Transactions." In addition, solely for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in the market, Growth and Income Fund may enter into stock index futures contracts and interest rate futures contracts, purchase and write put or call options on such contracts, and close such contracts and options. See "Special Investment Methods--Futures Contracts and Options on Futures Contracts" and "--Risks of Transactions in Futures Contracts and Options on Futures Contracts."

    Growth and Income Fund may purchase or sell securities on a "when-issued" or "forward commitment" basis and may enter into mortgage "dollar rolls." The use of these techniques could result in increased volatility of the Fund's net asset value. See "Special Investment Methods--When-Issued Securities."

    INVESTMENT RISKS. As a mutual fund investing primarily in common stocks, Growth and Income Fund is subject to market risk, i.e., the possibility that stock prices in general will decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

    Because Growth and Income Fund also may invest in debt securities, the Fund may be subject to interest rate risk as well. Bond prices generally vary inversely with changes in the level of interest rates so that when interest rates rise, the prices of bonds fall; conversely, when interest rates fall, bond prices rise. Investments in debt securities may also subject the Fund to credit risk. Credit risk, also know as default risk, is the possibility that a bond issuer will fail to make timely payments of interest or principal. As discussed above, the Fund's investments in long-term debt securities are limited to U.S. Government securities and securities which, at the time of purchase, are rated investment grade or are judged by the Adviser to be of comparable quality. The investment techniques used by the Fund also pose certain risks. See "Special Investment Methods."

EQUITY STRATEGY FUND

    INVESTMENT  OBJECTIVE.   Equity Strategy  Fund's investment  objective is to
provide a high total investment return consistent with prudent investment risk.

    INVESTMENT POLICIES AND TECHNIQUES. Equity Strategy Fund invests primarily (at least 65% of its assets under normal market conditions) in common stocks and in securities that are convertible into or that carry rights to buy common stocks of companies representing a number of different sectors of the economy. The Fund seeks to achieve its objective by varying the weighting of its portfolio among the different sectors. The sectors in which the Fund currently invests are: Basic Energy, Basic Materials, Industrial Manufacturing, Utilities, Commercial and Industrial Services, Financial, Consumer Staples, Consumer Cyclical, Health Care, Technology and Transportation. For a description of the scope of each of these industry sectors, see Appendix D to the Statement of Additional Information.

    In selecting investments for Equity Strategy Fund, the Adviser intends to follow the investment strategies used by Piper Jaffray in developing the MicroGroup Project. The MicroGroup Project divides over 5,300 individual issuers into over 350 MicroGroups, which are groups of stocks that have similar trading patterns and whose earnings or revenues are derived from similar lines of business. Stocks of companies that are broadly diversified may be included in more than one MicroGroup and possibly in more than one sector. The MicroGroups are then split into the eleven broader economic sectors listed above. For example, the Transportation Sector consists of Airline, Air Freight, Trucking, Freight Forwarder, Railroad and Marine Transportation MicroGroups. Divisions into sectors and MicroGroups are based upon the concept that stocks of issuers engaged in similar operations will respond to market forces in a similar manner. The number of sectors into which the MicroGroup Project divides the economy may change from time to time, and Equity Strategy Fund may invest in any of these sectors. Equity Strategy Fund may invest up to 25% of its total assets in common stocks or securities convertible into common stocks that are deemed by the Adviser to have investment merit but that are not included in any of the MicroGroups. Most typically, a stock will not be included in a MicroGroup for one of the following reasons: (a) the stock is being issued in connection with an initial public offering and has not yet been placed in a MicroGroup; (b) the issuer's line of business precludes an ideal fit into a MicroGroup (e.g., the issuer is too specialized or too diversified); or (c) the stock is that of a foreign issuer. (No more than 5% of the total assets of Equity Strategy Fund will be invested in the securities of foreign issuers.)

    In response to changes or anticipated changes in the general economy and within one or more particular industry sectors, the Adviser may increase, decrease or eliminate entirely a particular sector's representation in the Fund's portfolio, which may result in a higher portfolio turnover rate than experienced by other equity funds. Sector and MicroGroup selections are based upon both fundamental factors (e.g., economic and interest rate sensitivity) and technical factors (e.g., whether the sector or MicroGroup appears to be under accumulation or distribution) and upon relative strength considerations (whether the sector or MicroGroup is outperforming or underperforming the market). Component companies of selected MicroGroups are in turn evaluated based upon fundamental earnings developments, financial condition and technical considerations. As a result of adhering to these principles, it is anticipated that Equity Strategy Fund will invest in both large- and small-capitalization issues, some of which may be considered speculative in nature.

    From time to time, for temporary defensive purposes, Equity Strategy Fund may retain cash or invest part or all of its assets in short-term money market securities deemed by the Adviser to be consistent with a temporary defensive posture. In addition, even when Equity Strategy Fund is "fully invested," normally up to 5% of the Fund's total assets will be held in short-term money market securities and cash, to pay redemption requests and Fund expenses. Investments in short-term money market securities may include obligations of the U.S. Government and its agencies and instrumentalities, time deposits, bank certificates of deposit, bankers' acceptances, high-grade commercial paper and other money market instruments. See "Investment Objectives, Policies and Restrictions" in the Statement of Additional Information. Equity Strategy Fund may also enter into repurchase agreements. See "Special Investment Methods--Repurchase Agreements."

    Equity Strategy Fund may write covered put and call options on the securities in which it may invest, purchase put and call options with respect to such securities, and enter into closing purchase and sale transactions with respect thereto. Equity Strategy Fund may also purchase and write put and call options on stock indexes listed on national securities exchanges. See "Special Investment Methods--Options Transactions." In addition, solely for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in the market, Equity Strategy Fund may enter into stock index futures contracts, purchase and write put or call options on such contracts, and close such contracts and options. See "Special Investment Methods--Futures Contracts and Options on Futures Contracts" and "--Risks of Transactions in Futures Contracts and Options on Futures Contracts." Equity Strategy Fund may also make short sales of securities. See "Special Investment Methods--Short Sales."

    INVESTMENT RISKS. As a mutual fund investing primarily in common stocks, Equity Strategy Fund is subject to market risk, i.e., the possibility that stock prices in general will decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The investment results of the Fund will also depend upon the Adviser's ability to anticipate correctly the relative performance of various industry sectors. The Fund's investment results would suffer, for example, if none or only a small portion of the Fund's assets were allocated to a particular sector during a significant market advance in that sector, or if a major portion of its assets were allocated to a particular sector during a market decline in that sector. The Adviser's strategy may result in the Fund investing in both large and small capitalization issues, some of which may be considered speculative in nature. The investment techniques used by the Fund also pose certain risks. See "Special Investment Methods."

BALANCED FUND

    INVESTMENT  OBJECTIVES.   Balanced  Fund has  investment objectives  of both
current income and long-term capital appreciation consistent with conservation of principal.

    INVESTMENT POLICIES AND TECHNIQUES. It is intended that the assets of Balanced Fund will be invested on the basis of combined considerations of risk, income, capital appreciation and protection of capital value. The Fund may invest in any type or class of securities, including money market securities, fixed-income securities, such as bonds, debentures, preferred stocks and U.S. Government securities (securities issued or guaranteed as to payment of principal and interest by the U.S. Government or its agencies or instrumentalities), senior securities convertible into common stocks and common stocks. The Fund may invest up to 25% of its total assets in foreign securities. See "Special Investment Methods--Foreign Securities." Balanced Fund may also enter into repurchase agreements. See "Special Investment Methods--Repurchase Agreements." The mix of securities in the Fund's portfolio will be determined on the basis of existing and anticipated market conditions. Consequently, the relative percentages of each type of security in the portfolio may be expected to fluctuate. At least 35% of the Fund's total assets, however, must be invested in fixed-income securities. To pay redemption requests and Fund expenses, normally up to 5% of the Fund's total assets will be held in short-term money market securities and cash.


    Investments in long-term debt securities will be limited to U.S. Government securities and to those securities rated at the time of purchase within the four highest investment grades assigned by Moody's (Aaa, Aa, A or Baa) or Standard & Poor's (AAA, AA, A or BBB) or unrated securities judged by the Adviser at the time of purchase to be of comparable quality. Debt securities rated Baa and BBB have speculative characteristics; changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. In the event a security held in Balanced Fund's portfolio is downgraded to a rating below Baa or BBB, the Fund will sell such security as promptly as practicable. For an explanation of Moody's and Standard & Poor's ratings, see Appendix A to the Statement of Additional Information. Not more than 20% of the long-term debt securities held at any one time by Balanced Fund will be unrated. U.S. Government securities in which the Fund may invest include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, and obligations of U.S. Government agencies or instrumentalities. Obligations of U.S. Government agencies or instrumentalities are backed in a variety of ways by the U.S. Government or its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Others, such as obligations of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the Treasury. Still others, such as those issued by the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. Finally, obligations of other agencies or instrumentalities are backed only by the credit of the agency or instrumentality issuing the obligations. The Fund may invest in mortgage-related U.S. Government securities, including derivative mortgage securities. Recent market experience has shown that certain derivative mortgage securities may be extremely sensitive to changes in interest rates and in prepayment rates on the underlying mortgage assets and, as a result, may be highly volatile. However, Balanced Fund will not invest more than 5% of its net assets, in the aggregate, in the following types of derivative mortgage securities: inverse floaters, interest only, principal only, inverse interest only and Z tranches of collateralized mortgage obligations, and stripped mortgage-backed securities. See "Investment Objectives and Policies--U.S. Government Securities" in the Statement of Additional Information. Investments in short-term money market securities may include obligations of the U.S. Government and its agencies and instrumentalities, time deposits, bank certificates of deposit, bankers' acceptances, high-grade commercial paper and other money market instruments. See "Investment Objectives, Policies and Restrictions" in the Statement of Additional Information.


    Balanced Fund may write covered put and call options on the securities in which it may invest, purchase put and call options with respect to such securities, and enter into closing purchase and sale transactions with respect thereto. Balanced Fund may also purchase and write put and call options on stock indexes listed on national securities exchanges. See "Special Investment Methods--Options Transactions." In addition, solely for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in the market and in interest rates, Balanced Fund may enter into stock index futures contracts and interest rate futures contracts, purchase and write put or call options on such contracts, and close such contracts and options. See "Special Investment Methods--Futures Contracts and Options on Futures Contracts" and "--Risks of Transactions in Futures Contracts and Options on Futures Contracts."

    Balanced Fund may purchase or securities on a "when-issued" or "forward commitment" basis and may enter into mortgage "dollar rolls." The use of these techniques could result in increased volatility of the Fund's net asset value. See "Special Investment Methods--When-Issued Securities."

    EFFECTIVE DURATION. In managing the fixed income portion of Balanced Fund's portfolio, the Adviser will attempt to maintain an average effective duration of 3 to 6 1/2 years. Effective duration estimates the interest rate risk (price volatility) of a security, I.E., how much the value of the security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price is to changes in interest rates. For example, if interest rates were to increase by 1%, the market value of a bond with an effective duration of five years would decrease by about 5%, with all other factors being constant.

    It is important to understand that, while a valuable measure, effective duration is based on certain assumptions and has several limitations. It is most useful as a measure of interest rate risk when interest rate changes are small, rapid and occur equally across all the different points of the yield curve. In addition, effective duration is difficult to calculate precisely for bonds with prepayment options, such as mortgage-backed securities, because the calculation requires assumptions about prepayment rates. For example, when interest rates go down, homeowners may prepay their mortgages at a higher rate than assumed in the initial effective duration calculation, thereby shortening the effective duration of the Fund's mortgage-backed securities. Conversely, if rates increase, prepayments may decrease to a greater extent than assumed, extending the effective duration of such securities. For these reasons, the effective durations of funds which invest a significant portion of their assets in mortgage-backed securities can be greatly affected by changes in interest rates.

    INVESTMENT RISKS. The Fund may invest in any type or class of securities, including money market securities, fixed-income securities and common stocks. As a result, investors in the Fund will be exposed to the market risks of both common stocks and bonds. Stock market risk is the possibility that stock prices in general will decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Bond market risk is the potential for fluctuations in the market value of bonds. Bond prices vary inversely with changes in the level of interest rates. When interest rates rise, the prices of bonds fall; conversely, when interest rates fall, bond prices rise.

    To the extent the Fund invests in mortgage-related securities, the Fund will also be subject to prepayment risk. Prepayment risk results because, as interest rates fall, homeowners are more likely to refinance their home mortgages. When home mortgages are refinanced, the principal on mortgage-related securities held by the Fund is "prepaid" earlier than expected. The Fund must then reinvest the unanticipated principal payments, just at a time when interest rates on new mortgage investments are falling. Prepayment risk has two important effects on the Fund:

    - When interest rates fall and additional mortgage prepayments must be reinvested at lower interest rates, the income of the Fund will be reduced.

    - When interest rates fall, prices on mortgage-backed securities may not rise as much as comparable Treasury bonds because bond market investors may anticipate an increase in mortgage prepayments and a likely decline in income.

    Balanced Fund's investments in mortgage-related securities also subject the Fund to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short- or intermediate-duration at the time of purchase into a long-duration security. Long-duration securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-duration securities.

    Investments in debt securities may also subject the Fund to credit risk. Credit risk, also known as default risk, is the possibility that a bond issuer will fail to make timely payments of interest or principal. As discussed above, the Fund's investments in long-term debt securities are limited to U.S. Government securities and securities which, at the time of purchase, are rated investment grade or are judged by the Adviser to be of comparable quality. The investment techniques used by the Fund and the Fund's ability to invest up to 25% of its total assets in foreign securities also pose certain risks. See "Special Investment Methods."

    Investors should also be aware that the investment results of the Fund depend upon the Adviser's ability to anticipate correctly the relative performance and risks of stocks, bonds and money market instruments. The Fund's investment results would suffer, for example, if only a small portion of the Fund's assets were invested in stocks during a significant market advance, or if a major portion of its assets were invested in stocks during a market decline. Similarly, the Fund's performance could deteriorate if the Fund were substantially invested in bonds at a time when interest rates moved adversely.

                           SPECIAL INVESTMENT METHODS

REPURCHASE AGREEMENTS

    Each Fund may enter into repurchase agreements with respect to securities issued or guaranteed as to payment of principal and interest by the U.S. Government or its agencies or instrumentalities. A repurchase agreement involves the purchase by a Fund of securities with the condition that after a stated period of time the original seller (a member bank of the Federal Reserve System or a recognized securities dealer) will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. In the event the original seller defaults on its obligation to repurchase, as a result of its bankruptcy or otherwise, the Fund will seek to sell the collateral, which action could involve costs or delays. In such case, the Fund's ability to dispose of the collateral to recover such investment may be restricted or delayed. While collateral will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest due thereunder), to the extent proceeds from the sale of collateral were less than the repurchase price, a Fund would suffer a loss.

Repurchase agreements maturing in more than seven days are considered illiquid and subject to each Fund's restriction on investing in illiquid securities.

LENDING OF PORTFOLIO SECURITIES

    In order to generate additional income, each Fund may lend portfolio securities up to one-third of the value of its total assets to broker-dealers, banks or other financial borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Company's Board of Directors and will receive collateral in the form of cash, U.S. Government securities or other high-grade debt obligations equal to at least 100% of the value of the securities loaned. The value of the collateral and of the securities loaned will be marked to market on a daily basis. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on the securities and the Fund may invest the cash collateral and earn additional income or may receive an agreed upon amount of interest income from the borrower. However, the amounts received by the Fund may be reduced by finders' fees paid to broker-dealers and related expenses.

BORROWING

    Each Fund may borrow money from banks for temporary or emergency purposes in an amount up to 10% of the value of the Fund's total assets. Interest paid by a Fund on borrowed funds would decrease the net earnings of that Fund. None of the Funds will purchase portfolio securities while outstanding borrowings (other than reverse repurchase agreements) exceed 5% of the value of the Fund's total assets. Each Fund may mortgage, pledge or hypothecate its assets in an amount not exceeding 10% of the value of its total assets to secure temporary or emergency borrowing. The policies set forth in this paragraph are fundamental and may not be changed without the approval of a majority of a Fund's shares.

OPTIONS TRANSACTIONS

    WRITING COVERED OPTIONS. Each Fund may write (i.e., sell) covered put and call options with respect to the securities in which they may invest. By writing a call option, a Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price if the option is exercised. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. With respect to put options written by any Fund, there will have been a predetermination that acquisition of the underlying security is in accordance with the investment objective of such Fund.

    The principal reason for writing call or put options is to obtain, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Funds receive premiums from writing call or put options, which they retain whether or not the options are exercised. By writing a call option, a Fund might lose the potential for gain on the underlying security while the option is open, and by writing a put option a Fund might become obligated to purchase the underlying security for more than its current market price upon exercise.


    For Growth Fund, Emerging Growth Fund, Growth and Income Fund and Balanced Fund, the aggregate value of the securities or other collateral underlying the calls and obligations underlying the puts written by a Fund, determined as of the date the options are sold, will not exceed 25% of the net assets of such Fund. For Equity Strategy Fund, the aggregate value of the securities or other collateral underlying the puts written by the Fund, determined as of the date the options are sold, will not exceed 50% of the Fund's net assets. Equity Strategy Fund may write covered call options without limit.


    PURCHASING OPTIONS. Each Fund may purchase put options, solely for hedging purposes, in order to protect portfolio holdings in an underlying security against a substantial decline in the market value of such holdings ("protective puts"). Such protection is provided during the life of the put because a Fund may sell the underlying security at the put exercise price, regardless of a decline in the underlying security's market price. Any loss to a Fund is limited to the premium paid for, and transaction costs paid in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of such security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put is sold.

    Each Fund may also purchase call options solely for the purpose of hedging against an increase in prices of securities that the Fund ultimately wants to buy. Such protection is provided during the life of the call option because the Fund may buy the underlying security at the call exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, a Fund will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs.

    The Funds may purchase and write only exchange-traded put and call options.

    STOCK INDEX OPTION TRADING. The Funds may purchase and write put and call options on stock indexes listed on national securities exchanges. Stock index options will be purchased for the purpose of hedging against changes in the value of a Fund's portfolio securities due to anticipated changes in the market. Stock index options will be written for hedging purposes and to realize income from the premiums received on the sale of such options. Options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated to make delivery of this amount. The value of a stock index fluctuates with changes in the market values of the stocks included in the index. The index may include stocks representative of the entire market, such as the S&P 500, or may include only stocks in a particular industry or market segment, such as the AMEX Oil and Gas Index. The effectiveness of purchasing or writing stock index options as a hedging technique depends upon the extent to which price movements in a Fund's portfolio correlate with price movements of the stock index selected.

    For further information concerning the characteristics and risks of options transactions, see "Investment Objectives, Policies and Restrictions--Options" in the Statement of Additional Information.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

    Each Fund may purchase and sell interest rate futures contracts. Balanced Fund and Growth and Income Fund also may purchase and sell interest rate futures contracts. The futures contracts in which the Funds may invest have been developed by and are traded on national commodity exchanges. Stock index futures contracts may be based upon broad-based stock indexes such as the S&P 500 or upon narrow-based stock indexes. A buyer entering into a stock index futures contract will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract. An interest rate futures contract is an agreement to purchase or sell an agreed amount of debt securities at a set price for delivery on a future date.

    The purpose of the acquisition or sale of a futures contract by a Fund is to hedge against fluctuations in the value of its portfolio without actually buying or selling securities. For example, if a Fund owns long-term U.S. Government securities and interest rates are expected to increase, the Fund might sell futures contracts. If interest rates did increase, the value of the U.S. Government securities in the Fund's portfolio would decline, but the value of the Fund's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. If, on the other hand, the Fund held cash reserves and short-term investments pending anticipated investment in long-term obligations and interest rates were expected to decline, the Fund might purchase futures contracts for U.S. Government securities. Since the behavior of such contracts would generally be similar to that of long-term securities, the Fund could take advantage of the anticipated rise in the value of long-term securities without actually buying them until the market had stabilized. At that time, the Fund could accept delivery under the futures contracts or the futures contracts could be liquidated and the Fund's reserves could then be used to buy long-term securities in the cash market. The Funds will engage in such transactions only for hedging purposes, on either an asset-based or a liability-based basis, in each case in accordance with the rules and regulations of the Commodity Futures Trading Commission. See Appendix B and Appendix C to the Statement of Additional Information.

    Each Fund may purchase and sell put and call options on futures contracts and enter into closing transactions with respect to such options to terminate existing positions. The Funds may use such options on futures contracts in connection with their hedging strategies in lieu of purchasing and writing options directly on the underlying securities or purchasing and selling the underlying futures contracts.

    There are risks in using futures contracts and options on futures contracts as hedging devices. The primary risks associated with the use of futures contracts and options thereon are (a) the prices of futures contracts and options may not correlate perfectly with the market value of the securities subject to the hedge and (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. With respect to stock index futures contracts, the risk of imperfect correlation increases as the composition of a Fund's portfolio diverges from the securities included in the applicable stock index. The Adviser will attempt to reduce this risk, to the extent possible, by entering into futures contracts on indexes whose movements it believes will have a significant correlation with movements in the value of the Fund's portfolio securities sought to be hedged. The risk that a Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

    Additional information with respect to interest rate and stock index futures contracts, together with information regarding options on such contracts, is set forth in Appendix B and Appendix C, respectively, to the Statement of Additional Information.

WHEN-ISSUED SECURITIES

    Balanced Fund and Growth and Income Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. The Funds will not accrue income with respect to when-issued or forward commitment securities prior to their stated delivery date. Pending delivery of the securities, each Fund maintains in a segregated account cash or liquid high-grade debt obligations in an amount sufficient to meet its purchase commitments.

    The purchase of securities on a when-issued or forward commitment basis exposes the Funds to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. A Fund's purchase of securities on a when-issued or forward commitment basis while remaining substantially fully invested increases the amount of the Fund's assets that are subject to market risk to an amount that is greater than the Fund's net asset value, which could result in increased volatility of the price of the Fund's shares. For additional information concerning when-issued and forward commitment transactions, see "Investment Objectives, Policies and Restrictions" in the Statement of Additional Information.

MORTGAGE DOLLAR ROLLS

    In connection with their ability to purchase securities on a when-issued or forward commitment basis, Balanced Fund and Growth and Income Fund may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund gives up the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. Each Fund will hold and maintain in a segregated account until the settlement date cash or liquid high-grade debt securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the Adviser's ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. In addition, the use of mortgage dollar rolls by a Fund while remaining substantially fully invested increases the amount of the Fund's assets that are subject to market risk to an amount that is greater than the Fund's net asset value, which could result in increased volatility of the price of the Fund's shares.

    For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

    No more than one-third of a Fund's total assets may be committed to the purchase of securities on a when-issued or forward commitment basis, including mortgage dollar roll purchases.

SHORT SALES

    Equity Strategy Fund may make short sales, which are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, Equity Strategy Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, Equity Strategy Fund also may be required to pay a premium, which would increase the cost of the securities sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

    Equity Strategy Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Equity

Strategy Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest Equity Strategy Fund may be required to pay in connection with the short sale.

    No securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 5% of the value of the Fund's total assets. In addition, the value of the securities of any one issuer in which Equity Strategy Fund is short will not exceed the lesser of 2% of the value of the Fund's net assets or 2% of the securities of any class of any issuer. Equity Strategy Fund will make short sales (other than short sales "against the box," as discussed below) only of securities listed on a national securities exchange.

    In addition to the short sales discussed above, Equity Strategy Fund may also make short sales "against the box" of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. Not more than 50% of the Fund's total assets (determined at the time of the short sale) may be held as collateral for such sales. Such sales will be made for the purpose of hedging against an anticipated decline in the underlying securities.

ILLIQUID SECURITIES

    As a nonfundamental investment restriction that may be changed at any time without shareholder approval, no Fund will invest more than 15% of its net assets in illiquid securities. A security is considered illiquid if it cannot be sold in the ordinary course of business within seven days at approximately the price at which it is valued. Illiquid securities may offer a higher yield than securities which are more readily marketable, but they may not always be marketable on advantageous terms.

    The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. A Fund may be restricted in its ability to sell such securities at a time when the Adviser deems it advisable to do so. In addition, in order to meet redemption requests, a Fund may have to sell other assets, rather than such illiquid securities, at a time which is not advantageous.


    "Restricted securities" are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). Such securities generally have been considered illiquid, since they may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. In 1990, however, the Securities and Exchange Commission adopted Rule 144A under the 1933 Act, which provides a safe harbor exemption from the registration requirements of the 1933 Act for resales of restricted securities to "qualified institutional buyers," as defined in the rule. The result of this rule has been the development of a more liquid and efficient institutional resale market for restricted securities. Thus, restricted securities are no longer necessarily illiquid. The Funds may therefore invest in Rule 144A securities and treat them as liquid when they have been determined to be liquid by the Board of Directors of the Company or by the Adviser subject to the oversight of and pursuant to procedures adopted by the Board of Directors. See "Investment Objectives, Policies and Restrictions--Illiquid Securities" in the Statement of Additional Information. Similar determinations may be made with respect to commercial paper issued in reliance on the so-called "private placement" exemption from registration under
Section 4(2) of the 1933 Act and with respect to IO, PO and inverse floating classes of mortgage-backed securities issued by the U.S. Government or its agencies and instrumentalities.

FOREIGN SECURITIES

    As nonfundamental investment objectives which may be changed at any time without shareholder approval, Balanced Fund may invest up to 25% of its total assets in foreign securities and each of the other Funds may invest up to 5% of its total assets in such securities. The value of foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Moreover, there may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods.

    In addition, as a result of their investments in foreign securities, the Funds may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Funds may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Funds to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Funds to risk of loss if exchange rates move in a direction adverse to a Fund's position. Such losses could reduce any profits or increase any losses sustained by the Funds from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received.

PORTFOLIO TURNOVER

    Equity Strategy Fund may engage in short-term trading in attempting to achieve its investment objective. It may be expected that a substantial portion of Equity Strategy Fund's portfolio will at times consist of securities believed to have potential primarily for short-term gains. The Fund may also take short-term gains on securities originally purchased for their long-term potential should the price objective be achieved earlier than anticipated, or sell securities where the Adviser believes that growth is no longer feasible or that the risk of market decline is too great. Since Equity Strategy Fund engages in short-term trading, it pays greater brokerage commission costs or mark-up charges. High portfolio turnover also may increase short-term capital gains, which are taxable as ordinary income when distributed to shareholders.

    While it is not the policy of any of the remaining Funds to trade actively for short-term profits, each Fund will dispose of securities without regard to the time they have been held when such action appears advisable to the Adviser. In the case of each Fund, frequent changes may result in higher brokerage and other costs for the Fund. The method of calculating portfolio turnover rate is set forth in the Statement of Additional Information under "Investment Objectives, Policies and Restrictions--Portfolio Turnover." Portfolio turnover rates for the Funds are set forth in "Financial Highlights."

INVESTMENT RESTRICTIONS

    Each Fund has adopted certain fundamental and nonfundamental investment restrictions in addition to those set forth above. As a fundamental investment restriction which may not be changed without shareholder approval, no Fund will invest 25% or more of its total assets in any one industry. (This restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto. As to utility companies, gas, electric, telephone, telegraph, satellite and microwave communications companies are considered as separate industries.) In addition, as a nonfundamental investment restriction which may be changed at any time without shareholder approval, no Fund will invest more than 5% of its total assets in the securities of issuers which, with their predecessors, have a record of less than three years' continuous operation. A list of each Fund's fundamental and nonfundamental investment restrictions is set forth in the Statement of Additional Information.

    Except for each Fund's policy regarding borrowing, if a percentage restriction set forth under "Investment Objectives and Policies" or under "Special Investment Methods" is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction.

                                   MANAGEMENT

BOARD OF DIRECTORS

    The Company's Board of Directors has the primary responsibility for overseeing the overall management of the Company and electing its officers.

INVESTMENT ADVISER

    Piper Capital Management Incorporated (the "Adviser") has been retained under an Investment Advisory and Management Agreement with the Company to act as the Funds' investment adviser subject to the authority of the Board of Directors.


    In addition to acting as the investment adviser for the other series of the Company, the Adviser also serves as investment adviser to a number of other open-end and closed-end investment companies and to various other concerns, including pension and profit-sharing funds, corporate funds and individuals. As of November 1, 1995, the Adviser rendered investment advice regarding approximately $9 billion of assets. The Adviser is a wholly owned subsidiary of Piper Jaffray Companies Inc., a publicly held corporation which is engaged through its subsidiaries in various aspects of the financial services industry. The address of the Adviser is Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402-3804.


    The Adviser furnishes each Fund with investment advice and supervises the management and investment programs of the Funds. The Adviser furnishes at its own expense all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Funds. The Adviser also provides investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Funds. In addition, the Adviser pays the salaries and fees of all officers and directors of the Company who are affiliated with the Adviser.

    Under the Investment Advisory and Management Agreement, each Fund pays the Adviser monthly fees at an annual rate of .75% on average daily net assets up to $100 million. These fees are higher than fees paid by most other investment companies. The fees are scaled downward as net assets increase in size to as low as .50% on net assets of over $500 million.

PORTFOLIO MANAGEMENT

    Beginning December 9, 1994, Steven V. Markusen assumed primary responsibility for the day-to-day management of the Growth Fund's portfolio. Mr. Markusen has been a Senior Vice President of the Adviser since December 1993. Prior to that, he served as a Senior Vice President of Investment Advisers, Inc., in Minneapolis, Minnesota, where he was responsible for managing institutional equity and balanced portfolios and the IAI Growth Fund. In addition, he was responsible for a group which managed $2.5 billion in large capitalization growth equity assets. Before joining Investment Advisers, Inc. in 1989, Mr. Markusen was a Vice President with INVESCO Funds, where he managed three equity funds for five years. He is a Chartered Financial Analyst ("CFA") and has 12 years of financial experience.


    Sandra K. Shrewsbury has been primarily responsible for the day-to-day management of the Emerging Growth Fund's portfolio since 1993. Ms. Shrewsbury has been a Vice President of the Distributor since 1990, prior to which she had been an Assistant Vice President of the Distributor. She is a CFA and has 13 years of financial experience.


    Paul A. Dow has been primarily responsible for the day-to-day management of the Growth and Income Fund's portfolio since the Fund's inception in 1992. Mr. Dow has shared that primary responsibility with Michael S. Wallace since October 1995. Mr. Dow has been a Senior Vice President of the Adviser since February 1989 and Chief Investment Officer of the Adviser since December 1989. He is a CFA and has 22 years of financial experience. Mr. Wallace has been a portfolio manager for the Adviser since December 1994, prior to which he had been an analyst for the Adviser since June 1993. Prior to joining the Adviser, Mr. Wallace was a Financial Analyst for Allstate Insurance Company from 1987 to 1991. He has an MBA in Finance and Accounting from Cornell University and six years of financial experience.


    Edward P. Nicoski has been primarily responsible for the day-to-day management of the Equity Strategy Fund's portfolio since the Fund's inception in 1987. Mr. Nicoski has been a Vice President of the Adviser since October 1985 and a Managing Director of the Distributor since November 1986. He is a CFA with 26 years of financial experience.


    Bruce D. Salvog and David M. Steele have been primarily responsible for the day-to-day management of the fixed income portion of Balanced Fund's portfolio since 1992. Mr. Salvog has been a Senior Vice President of the Adviser since 1992. He has an AB from Harvard University and 26 years of financial experience. Mr. Steele has been a Senior Vice President of the Adviser since 1992. He has an MBA from the University of Southern California and 16 years of financial experience. Paul A. Dow has been primarily responsible for the day-to-day management of the equity portion of Balanced Fund's portfolio since 1989. He has shared that primary responsibility with John K. Schonberg since October 1995. Mr. Dow is also portfolio manager for Growth and Income Fund and his experience is discussed above. Mr. Schonberg has been a portfolio manager for the Adviser since 1989, prior to which he had been a research analyst for the Distributor since 1987. Mr. Schonberg has eight years of financial experience.


TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND CUSTODIAN

    Investors Fiduciary Trust Company ("IFTC"), 127 West Tenth Street, Kansas City, Missouri 64105, (800) 874-6205, serves as Custodian for the Funds' portfolio securities and cash and as Transfer Agent and Dividend Disbursing Agent for the Funds.

    The Company has entered into Shareholder Account Servicing Agreements with the Distributor and Piper Trust Company, an affiliate of the Distributor and the Adviser. Under these agreements, the Distributor and Piper Trust Company provide transfer agent and dividend disbursing agent services for certain shareholder accounts. For more information, see "Investment Advisory and Other Services--Transfer Agent and Dividend Disbursing Agent" in the Statement of Additional Information.


PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

    The Adviser selects brokers and futures commission merchants to use for the Funds' portfolio transactions. In making its selection, the Adviser may consider a number of factors, which are more fully discussed in the Statement of Additional Information, including, but not limited to, research services, the reasonableness of commissions and quality of services and execution. A broker's sales of shares of any series of the Company may also be considered a factor if the Adviser is satisfied that a Fund would receive from that broker the most favorable price and execution then available for a transaction. Portfolio transactions for the Funds may be effected through the Distributor on a securities exchange in compliance with Section 17(e) of the Investment Company Act of 1940, as amended (the "1940 Act"). For more information, see "Portfolio Transactions and Allocation of Brokerage" in the Statement of Additional Information.

                          DISTRIBUTION OF FUND SHARES

    Piper Jaffray acts as the principal distributor of the Funds' shares. The Company has adopted a Distribution Plan (the "Plan") as required by Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is paid a total fee in connection with the servicing of each Fund's shareholder accounts and in connection with distribution related services provided with respect to each Fund. This fee is calculated and paid monthly at an annual rate equal to .50% of the average daily net assets of each Fund.


    A portion of the total fee equal to .25% of each Fund's average daily net assets is categorized as a distribution fee intended to compensate the Distributor for its expenses incurred in connection with the sale of Fund shares. The remaining portion of the fee, equal to .25% of each Fund's average daily net assets, is categorized as a servicing fee intended to compensate the Distributor for ongoing servicing and/or maintenance of shareholder accounts. The Distributor has voluntarily agreed to limit the total fee payable under the Plan to .32% of each Fund's average daily net assets. This limitation may be revised or terminated at any time after fiscal 1996 year end. Payments made under the Plan are not tied exclusively to expenses actually incurred by the Distributor and may exceed such expenses. The Adviser and the Distributor, out of their own assets, may pay for certain expenses incurred in connection with the distribution of shares of the Funds. In particular, the Adviser may make payments out of its own assets to Piper Jaffray Investment Executives and other broker dealers in connection with their sales of shares of the Funds. See "How to Purchase Shares--Purchase Price." Further information regarding the Plan is contained in the Statement of Additional Information.


    The Distributor uses all or a portion of its Rule 12b-1 fee to make payments to Investment Executives of the Distributor and broker-dealers which have entered into sales agreements with the Distributor. If shares of a Fund are sold by a representative of a broker-dealer other than the Distributor, the broker-dealer is paid .30% of the average daily net assets of the Fund attributable to shares sold by the broker-dealer's representative. If shares of a Fund are sold by an Investment Executive of the Distributor, compensation is paid to the Investment Executive in the manner set forth in a written agreement, in an amount not to exceed .30% of the average daily net assets of the Fund attributable to shares sold by the Investment Executive.

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                             HOW TO PURCHASE SHARES

GENERAL

    The Funds' shares may be purchased at the public offering price from the Distributor and from other broker-dealers who have sales agreements with the Distributor. The address of the Distributor is that of the Funds. The Distributor reserves the right to reject any purchase order. You should be aware that, because the Funds do not issue stock certificates, Fund shares must be kept in an account with the Distributor or with IFTC. All investments must be arranged through your Piper Jaffray Investment Executive or other broker-dealer.

PURCHASE PRICE

    You may purchase shares of the Funds at the net asset value per share next calculated after receipt of your order by your Piper Jaffray Investment Executive or other broker-dealer, plus a front-end sales charge as follows:

                                                              Sales Charge         Sales Charge
                                                           as a Percentage of   as a Percentage of
Amount of Transaction at Offering Price                      Offering Price       Net Asset Value
---------------------------------------------------------  -------------------  -------------------
Less than $100,000.......................................           4.00%                4.17%
$100,000 but less than $250,000..........................           3.25%                3.36%
$250,000 but less than $500,000..........................           2.50%                2.56%
$500,000 and over........................................           0.00%                0.00%

    This table sets forth total sales charges or underwriting commissions. The Distributor may reallow up to the entire sales charge to broker-dealers in connection with their sales of shares. These broker-dealers may, by virtue of such reallowance, be deemed to be "underwriters" under the 1933 Act.

    The Distributor will make certain payments to its Investment Executives and to other broker-dealers in connection with their sales of Fund shares. See "Distribution of Fund Shares" above. In addition, the Distributor or the Adviser, at their own expense, provide promotional incentives to Investment Executives of the Distributor and to broker-dealers who have sales agreements with the Distributor in connection with sales of shares of the Funds, other series of the Company and other mutual funds for which the Adviser acts as investment adviser. In some instances, these incentives may be made available only to certain Investment Executives or broker-dealers who have sold or may sell significant amounts of such shares. The incentives may include payment for travel expenses, including lodging at luxury resorts, incurred in connection with sales seminars.

PURCHASES OF $500,000 OR MORE

    If you make a purchase of $500,000 or more (including purchases made under a Letter of Intent), a 1% contingent deferred sales charge will be assessed in the event you redeem shares within 24 months following the purchase. This sales charge will be paid to the Distributor. For more information, please refer to the Contingent Deferred Sales Charge section of "How To Redeem Shares." The Distributor currently pays its Investment Executives and other broker-dealers fees in connection with these purchases as follows:

                                                                             Fee as a Percentage
Amount of Transaction                                                         of Offering Price
---------------------------------------------------------------------------  --------------------
First $1,000,000...........................................................           1.00%
Next $2,000,000............................................................           0.75%
Next $2,000,000............................................................           0.50%
Next $5,000,000............................................................           0.25%
Above $10,000,000..........................................................           0.15%

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    Piper Jaffray Investment Executives and other broker-dealers generally  will not receive a fee in connection with purchases on which the contingent deferred sales charge is waived. However, the Distributor, in its discretion, may pay a fee out of its own assets to its Investment Executives and other broker-dealers in connection with purchases by employee benefit plans on which no sales charge is imposed. Please see the Special Purchase Plans section of "Reducing Your Sales Charge."

MINIMUM INVESTMENTS

    A minimum initial investment of $250 is required. There is no minimum for subsequent investments. The Distributor, in its discretion, may waive the minimum.

                           REDUCING YOUR SALES CHARGE

    You may qualify for a reduced sales charge through one or more of several plans. You must notify your Piper Jaffray Investment Executive or broker-dealer at the time of purchase to take advantage of these plans.

AGGREGATION
    Front-end or initial sales charges may be reduced or eliminated by aggregating your purchase with purchases of certain related personal accounts. In addition, purchases made by members of certain organized groups will be aggregated for purposes of determining sales charges. Sales charges are calculated by adding the dollar amount of your current purchase to the higher of the cost or current value of shares of any Piper fund sold with a sales charge that are currently held by you and your related accounts or by other members of your group.

    QUALIFIED GROUPS.    You  may  group purchases  in  the  following  personal
accounts together:

    - Your individual account.

    - Your spouse's account.

    - Your children's accounts (if they are under the age of 21).

    - Your employee benefit plan accounts if they are exclusively for your benefit. This includes accounts such as IRAs, individual 403(b) plans or single-participant Keogh-type plans.

    - A single trust estate or single fiduciary account if you are the trustee or fiduciary.

    Additionally, purchases made by members of any organized group meeting the requirements listed below may be aggregated for purposes of determining sales charges:

    - The group has been in existence for more than six months.

    - It is not organized for the purpose of buying redeemable securities of a registered investment company.

    - Purchases must be made through a central administration, or through a single dealer, or by other means that result in economy of sales effort or expense.

    An organized group does not include a group of individuals whose sole organizational connection is participation as credit card holders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

RIGHT OF ACCUMULATION

    Sales charges for purchases of Fund shares into Piper Jaffray accounts will be automatically calculated taking into account the dollar amount of any new purchases along with the higher of current value or cost of shares previously purchased in any other mutual fund managed by the Adviser (except Hercules Funds Inc.) that was sold with a sales charge. For other broker-dealer accounts, you should notify your Investment Executive at the time of purchase of additional Piper fund shares you may own.

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LETTER OF INTENT

    Your sales charge may be reduced by signing a non-binding Letter of Intent. This Letter of Intent will state your intention to invest $100,000 or more in any of the mutual funds managed by the Adviser that are sold with a sales charge (except Hercules Funds Inc.) over a 13-month period, beginning not earlier than 90 days prior to the date you sign the Letter. You will pay the lower sales charge applicable to the total amount you plan to invest over the 13-month period. Part of your shares will be held in escrow to cover additional sales charges that may be due if you do not invest the planned amount. Please see "Purchase of Shares" in the Statement of Additional Information for more details. You can contact your Piper Jaffray Investment Executive or other broker-dealer for an application.

                             SPECIAL PURCHASE PLANS

    For more information on any of the following special purchase plans, contact your Piper Jaffray Investment Executive or other broker-dealer.

PURCHASES BY PIPER JAFFRAY COMPANIES INC., ITS SUBSIDIARIES AND ASSOCIATED
PERSONS

    Piper Jaffray Companies Inc. and its subsidiaries may buy shares of the Funds without incurring a sales charge. The following persons associated with such entities also may buy Fund shares without paying a sales charge:

    - Officers, directors and partners.

    - Employees and retirees.

    - Sales representatives.

    - Spouses or children under the age of 21 of any of the above.

    - Any trust, pension, profit-sharing or other benefit plan for any of the above.

PURCHASES BY BROKER-DEALERS

    Employees of broker-dealers who have entered into sales agreements with the Distributor, and spouses and children under the age of 21 of such employees, may buy shares of the Funds without incurring a sales charge.

PURCHASES BY OTHER INDIVIDUALS WITHOUT A SALES CHARGE


    The following other individuals and entities also may buy Fund shares without paying a sales charge:
    - Clients of the Adviser buying shares of the Funds in their advisory accounts.

    - Discretionary   accounts  at  Piper  Trust  Company  and  participants  in investment companies exempt from registration under the 1940 Act that are managed by the Adviser.

    - Trust companies and bank trust departments using funds over which they exercise exclusive discretionary investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity.

    - Investors purchasing shares through a Piper Jaffray Investment Executive if the purchase of such shares is funded by the proceeds from the sale of shares of any non-money market open-end mutual fund. This privilege is available for 30 days after the sale.


PURCHASES BY EMPLOYEE BENEFIT PLANS AND TAX-SHELTERED ANNUITIES

    - Shares of the Funds will be sold at net asset value, without a sales charge, to employee benefit plans containing an actively maintained qualified cash or deferred arrangement under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code") (a "401(k) Plan"). In the event a 401(k) Plan of an employer has purchased shares in the
      Funds    or   any    other   series    of   the    Company   (other   than

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      a money  market fund)  during  any calendar  quarter, any  other  employee benefit plan of such employer that is a qualified plan under Section 401(a) of the Code also may purchase shares of the Funds during such quarter without incurring a sales charge.

    - Custodial   accounts  under   Section  403(b)   of  the   Code  (known  as
      tax-sheltered annuities) also may buy shares of the Funds without incurring a sales charge.

                              HOW TO REDEEM SHARES

NORMAL REDEMPTION

    You may redeem all or a portion of your shares on any day that a Fund values its shares. (Please refer to "Valuation of Shares" below for more information.) Your shares will be redeemed at the net asset value next calculated after the receipt of your instructions in good form by your Piper Jaffray Investment Executive or other broker-dealer as explained below.

    PIPER JAFFRAY INC. ACCOUNTS. To redeem your shares, please contact your Piper Jaffray Investment Executive with an oral request to redeem your shares.

    OTHER BROKER-DEALER ACCOUNTS. To redeem your shares, you may either contact your broker-dealer with an oral request or send a written request directly to the Funds' transfer agent, IFTC. This request should contain: the dollar amount or number of shares to be redeemed, your Fund account number and either a social security or tax identification number (as applicable). You should sign your request in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign. A signature guarantee is required for redemptions over $25,000. Please contact IFTC or refer to "Redemption of Shares" in the Statement of Additional Information for more details.

CONTINGENT DEFERRED SALES CHARGE

    If you invest $500,000 or more and, as a result, pay no front-end sales charge, you may incur a contingent deferred sales charge if you redeem within 24 months. This charge will be equal to 1% of the lesser of the net asset value of the shares at the time of purchase or at the time of redemption. This charge does not apply to amounts representing an increase in the value of Fund shares due to capital appreciation or to shares acquired through reinvestment of dividend or capital gain distributions. In determining whether a contingent deferred sales charge is payable, shares that are not subject to any deferred sales charge will be redeemed first, and other shares will then be redeemed in the order purchased.

    LETTER OF INTENT. In the case of a Letter of Intent, the 24-month period begins on the date the Letter of Intent is completed.

    SPECIAL PURCHASE PLANS. If you purchased your shares through one of the plans described above under "Special Purchase Plans," the contingent deferred sales charge will be waived. In addition, the contingent deferred sales charge will be waived in the event of:

    - The death or disability (as defined in Section 72(m)(7) of the Code) of the shareholder. (This waiver will be applied to shares held at the time of death or the initial determination of disability of either an individual shareholder or one who owns the shares as a joint tenant with the right of survivorship or as a tenant in common.)

    - A  lump sum  distribution from  an employee  benefit plan  qualified under
      Section 401(a) of the Code, an individual retirement account under Section 408(a) of the Code or a simplified employee pension plan under Section 408(k) of the Code.

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    - Systematic withdrawals from any such plan or account if the shareholder is at least 59 1/2 years old.

    - A tax-free return of the excess contribution to an individual retirement account under Section 408(a) of the Code.

    - Involuntary redemptions effected pursuant to the right to liquidate shareholder accounts having an aggregate net asset value of less than $200.

    EXCHANGES. If you exchange your shares, no contingent deferred sales charge will be imposed. However, the charge will apply if you subsequently redeem the new shares within 24 months of the original purchase.

    REINSTATEMENT PRIVILEGE. If you elect to use the Reinstatement Privilege (please see "Shareholder Services" below), any contingent deferred sales charge you paid will be credited to your account (proportional to the amount reinvested). Please see "Redemption of Shares" in the Statement of Additional Information for more details.

PAYMENT OF REDEMPTION PROCEEDS


    After your shares have been redeemed, the cash proceeds will normally be sent to you or your broker-dealer within three business days. In no event will payment be made more than seven days after receipt of your order in good form. However, payment may be postponed or the right of redemption suspended for more than seven days under unusual circumstances, such as when trading is not taking place on the New York Stock Exchange. Payment of redemption proceeds may also be delayed if the shares to be redeemed were purchased by a check drawn on a bank which is not a member of the Federal Reserve System, until such checks have cleared the banking system (normally up to 15 days from the purchase date).


INVOLUNTARY REDEMPTION
    Each Fund reserves the right to redeem your account at any time the net asset value of the account falls below $200 as the result of a redemption or exchange request. You will be notified in writing prior to any such redemption and will be allowed 30 days to make additional investments before the redemption is processed.

                              SHAREHOLDER SERVICES

AUTOMATIC MONTHLY INVESTMENT PROGRAM

    You may arrange to make additional automated purchases of shares of the Funds or certain other mutual funds managed by the Adviser. You can automatically transfer $100 or more per month from your bank, savings and loan or other financial institution to purchase additional shares. In addition, if you hold your shares in a Piper Jaffray account you may arrange to make such additional purchases by having $25 or more automatically transferred each month from any of the money market fund series of the Company. You should contact your Piper Jaffray Investment Executive or IFTC to obtain authorization forms or for additional information.

REINSTATEMENT PRIVILEGE


    If you have redeemed shares of a Fund, you may be eligible to reinvest in shares of any fund managed by the Adviser without payment of an additional sales charge (except Hercules Funds Inc.). The reinvestment request must be made within 30 days of the redemption. This privilege is subject to the eligibility of share purchases in your state as well as the minimum investment requirements and any other applicable terms in the prospectus of the fund being acquired.


EXCHANGE PRIVILEGE


    If your investment goals change, you may prefer a fund with a different objective. If you are considering an exchange into another mutual fund managed by the Adviser, you should carefully read the appropriate prospectus for additional information about that fund. A prospectus may be obtained through your Piper Jaffray Investment Executive, your broker-dealer or the Distributor. To exchange your shares, please contact your Piper Jaffray Investment Executive, your broker-dealer or IFTC.

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    You  may exchange your shares for shares of any other mutual fund managed by the Adviser (except Hercules Funds Inc.) that is open to new investors. All exchanges are subject to the eligibility of share purchases in your state as well as the minimum investment requirements and any other applicable terms in the prospectus of the fund being acquired. Exchanges are made on the basis of the net asset values of the funds involved, except that investors exchanging into a fund which has a higher sales charge must pay the difference.


    You may make four exchanges per year without payment of a service charge. Thereafter, you will pay a $5 service charge for each exchange. The Company reserves the right to change or discontinue the exchange privilege, or any aspect of the privilege, upon 60 days' written notice.

TELEPHONE TRANSACTION PRIVILEGES

    PIPER JAFFRAY INC. ACCOUNTS. If you hold your shares in a Piper Jaffray account, you may telephone your Investment Executive to execute any transaction or to apply for many shareholder services. In some cases, you may be required to complete a written application.


    OTHER BROKER-DEALER ACCOUNTS. If you hold your shares in an account with your broker-dealer or at IFTC, you may authorize telephone privileges by completing the Account Application and Services Form. Please contact your broker-dealer or IFTC (800-874-6205) for an application or for more details. The Funds will employ reasonable procedures to confirm that a telephonic request is genuine, including requiring that payment be made only to the address of record or the bank account designated on the Account Application and Services Form and requiring certain means of telephonic identification. A Fund employing such procedures will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. If a Fund does not employ such procedures, it may be liable for any losses due to unauthorized or fraudulent telephone transactions. It may be difficult to reach the Funds by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests. If you cannot reach the Funds by telephone, you should contact your broker-dealer or issue written instructions to IFTC at the address set forth herein. See "Management--Transfer Agent, Dividend Disbursing Agent and Custodian." The Funds reserve the right to suspend or terminate their telephone services at any time without notice.


DIRECTED DIVIDENDS


    You may direct income dividends and capital gains distributions to be invested in any other mutual fund managed by the Adviser (other than a money market fund or Hercules Funds Inc.) that is offered in your state. This investment will be made at net asset value. It will not be subject to a minimum investment amount except that you must hold shares in such fund (including the shares being acquired with the dividend or distribution) with a value at least equal to such fund's minimum initial investment amount.


SYSTEMATIC WITHDRAWAL PLAN

    If your account has a value of $5,000 or more, you may establish a Systematic Withdrawal Plan for any of the Funds. This plan will allow you to receive regular periodic payments by redeeming as many shares from your account as necessary. As with other redemptions, a redemption to make a withdrawal is a sale for federal income tax purposes. Payments made under a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of the payments may be a return of capital.

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    A request to  establish a Systematic  Withdrawal Plan must  be submitted  in writing to your Piper Jaffray Investment Executive or other broker-dealer. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $100. You will be required to have any income dividends and any capital gains distributions reinvested. You may choose to have withdrawals made monthly, quarterly or semiannually. Please contact your Piper Jaffray Investment Executive, other broker-dealer or IFTC for more information.


    You should be aware that additional investments in an account that has an active Systematic Withdrawal Plan may be inadvisable due to sales charges and tax liabilities. Please refer to "Redemption of Shares" in the Statement of Additional Information for additional details.


ACCOUNT PROTECTION

    If you purchased your shares of any of the Funds through a Piper Jaffray Investment Executive, you may choose from several account options. Your investments in any of the Funds held in a Piper Jaffray account (except for non-"PAT" accounts) would be protected up to $25 million. Investments held in non-"PAT" Piper Jaffray accounts are protected up to $2.5 million. In each case, the Securities Investor Protection Corporation ("SPIC") provides $500,000 of protection; the additional coverage is provided by The Aetna Casualty & Surety Company. This protection does not cover any declines in the net asset value of Fund shares.

CONFIRMATION OF TRANSACTIONS AND REPORTING OF OTHER INFORMATION

    Each time there is a transaction involving your Fund shares, such as a purchase, redemption or dividend reinvestment, you will receive a confirmation statement describing that activity. This information will be provided to you from either Piper Jaffray, your broker-dealer or IFTC. In addition, you will receive various IRS forms after the first of each year detailing important tax information and each Fund is required to supply annual and semiannual reports that list securities held by the Fund and include the current financial statements of the Fund.

    HOUSEHOLDING. If you have multiple accounts with Piper Jaffray, you may receive some of the above information in combined mailings. This will not only help to reduce Fund expenses, it will help the environment by saving paper. Please contact your Piper Jaffray Investment Executive for more information.

                          DIVIDENDS AND DISTRIBUTIONS

    Dividends from net investment income, if any, will be paid quarterly by Growth Fund, Growth and Income Fund and Balanced Fund and annually by Emerging Growth Fund and Equity Strategy Fund. Net realized capital gains, if any, will be distributed at least once annually by each Fund.


    BUYING A DIVIDEND. On the ex-dividend date for a distribution, a Fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date ("buying a dividend"), you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.


    DISTRIBUTION OPTIONS. All net investment income dividends and net realized capital gains distributions for a Fund generally will be payable in additional shares of that Fund at net asset value ("Reinvestment Option"). If you wish to receive your distributions in cash, you must notify your Piper Jaffray Investment Executive or other broker-dealer. You may elect either to receive income dividends in cash and capital gains distributions in additional shares of the Fund at net asset value ("Split Option"), or to receive both income dividends and capital gains distributions in cash ("Cash Option"). You may also direct income dividends and capital gains distributions to be invested in another mutual fund managed by the Adviser. See "Shareholder Services--Directed Dividends" above. The taxable status of income dividends and/or net capital gains distributions is not affected by whether they are reinvested or paid in cash.

                              VALUATION OF SHARES

    The Funds compute their net asset value on each day the New York Stock Exchange (the "Exchange") is open for business. The calculation is made as of the regular close of the Exchange (currently 4:00 p.m. New York time) after the Funds have declared any applicable dividends.

    The net asset value per share for each of the Funds is determined by dividing the value of the securities owned by the Fund plus any cash and other assets (including interest accrued and dividends declared but not collected) less all liabilities by the number of Fund shares outstanding. For the purposes of determining the aggregate net assets of the Funds, cash and receivables will be valued at their face amounts. Interest will be recorded as accrued and dividends will be recorded on the ex-dividend date. Securities traded on a national securities exchange or on the Nasdaq National Market System are valued at the last reported sale price that day. Securities traded on a national securities exchange or on the Nasdaq National Market System for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean between the bid and asked prices. If a Fund should have an open short position as to a security, the valuation of the contract will be at the average of the bid and asked prices. Portfolio securities underlying actively traded options will be valued at their market price as determined above. The current market value of any exchange-traded option held or written by a Fund is its last sales price on the exchange prior to the time when assets are valued. Lacking any sales that day, the options will be valued at the mean between the current closing bid and asked prices. Financial futures are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

    The value of certain fixed-income securities will be provided by an independent pricing service, which determines these valuations at a time earlier than the close of the Exchange. Pricing services consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. Occasionally events affecting the value of such securities may occur between the time valuations are determined and the close of the Exchange. If events materially affecting the value of such securities occur during such period, or if the Company's management determines for any other reason that valuations provided by the pricing service are inaccurate, such securities will be valued at their fair value according to procedures decided upon in good faith by the Board of Directors. In addition, any securities or other assets of a Fund for which market prices are not readily available will be valued at their fair value in accordance with such procedures.

                                   TAX STATUS

    Each Fund is treated as a separate corporation for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). Therefore, each Fund is treated separately in determining whether it qualifies as a regulated investment company under the Code and for purposes of determining the net ordinary income (or loss), net realized capital gains (or losses) and distributions necessary to relieve such Fund of any federal income tax liability. Each Fund qualified as a regulated investment company during its last taxable year and intends to so qualify during the current taxable year. If so qualified, a Fund will not be liable for federal income taxes to the extent it distributes its taxable income to shareholders.

    Distributions by a Fund are generally taxable to the shareholders, whether received in cash or additional shares of the Fund (or shares of another mutual fund managed by the Adviser). Under the Code, corporate shareholders generally may deduct 70% of distributions from a Fund attributable to dividends paid by domestic corporations. Distributions of net capital gains (designated as "capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has held the shares of the Fund.

    A shareholder will recognize a capital gain or loss upon the sale or exchange of shares in a Fund if, as is normally the case, the shares are capital assets in the shareholder's hands. This capital gain or loss will be long-term if the shares have been held for more than one year.

    The foregoing relates to federal income taxation as in effect as of the date of this Prospectus. For a more detailed discussion of the federal income tax consequences of investing in shares of the Funds, see "Taxation" in the Statement of Additional Information. Before investing in any of the Funds, you should check the consequences of your local and state tax laws.

                            PERFORMANCE COMPARISONS

    Advertisements and other sales literature for Growth Fund, Emerging Growth Fund, Growth and Income Fund, Equity Strategy Fund and Balanced Fund may refer to a Fund's "average annual total return" and "cumulative total return." In addition, Growth and Income Fund and Balanced Fund may provide yield calculations in advertisements and other sales literature. When a Fund advertises its yield, it will also advertise its total return as required by the rules of the Securities and Exchange Commission. All such yield and total return quotations are based upon historical earnings and are not intended to indicate future performance. The return on and principal value of an investment in any of the Funds will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.


    Yield calculations will be based upon a 30-day period stated in the advertisement and will be calculated by dividing the net investment income per share (as defined under Securities and Exchange Commission rules and regulations) earned during the advertised period by the offering price per share (including the maximum sales charge) on the last day of the period. The result will then be "annualized" using a formula that provides for semi-annual compounding of income.

    Average annual total return is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. Cumulative total return is calculated by subtracting a hypothetical $1,000 payment to a Fund from the redeemable value of such payment at the end of the advertised period, dividing such difference by $1,000 and multiplying the quotient by 100. In calculating average annual and cumulative total return, the maximum sales charge is deducted from the hypothetical investment and all dividends and distributions are assumed to be reinvested. Such total return quotations may be accompanied by quotations which do not reflect the reduction in value of the initial investment due to the sales charge, and which thus will be higher.

    Comparative performance information also may be used from time to time in advertising the Funds' shares. For example, advertisements may compare the Funds' performance to that of various unmanaged market indices, or may include performance data from Lipper Analytical Services, Inc., Morningstar, Inc. or other entities or organizations which track the performance of investment companies.

    For additional information regarding comparative performance information and the calculation of yield, average annual total return and cumulative total return, see "Performance Comparisons" in the Statement of Additional Information.

                              GENERAL INFORMATION

    The Company, which was organized under the laws of State of Minnesota in 1986, is authorized to issue a total of 10 trillion shares of common stock, with a par value of $.01 per share. Four hundred billion of these shares have been authorized by the Board of Directors to be issued in thirteen separate series, as follows: Growth Fund, Emerging Growth Fund, Growth and Income Fund, Equity Strategy Fund, Balanced

Fund, Government Income Fund, Short-Intermediate Bond Fund, Institutional Government Income Portfolio, National Tax-Exempt Fund and Minnesota Tax-Exempt Fund, each of which has ten billion authorized shares, and Money Market Fund, Tax-Exempt Money Market Fund and U.S. Government Money Market Fund, each of which has one hundred billion authorized shares.


    The Board of Directors is empowered under the Company's Articles of Incorporation to issue additional series of the Company's common stock without shareholder approval. In addition, the Board of Directors may, without shareholder approval, create and issue one or more additional classes of shares within each Fund, as well as within any series of the Company created in the future. See "Capital Stock and Ownership of Shares" in the Statement of Additional Information.

    All shares, when issued, will be fully paid and nonassessable and will be redeemable. All shares have equal voting rights. They can be issued as full or fractional shares. A fractional share has pro-rata the same kind of rights and privileges as a full share. The shares possess no preemptive or conversion rights.

    Each share of a series has one vote (with proportionate voting for fractional shares) irrespective of the relative net asset value of the series' shares. On some issues, such as the election of directors, all shares of the Company vote together as one series. On an issue affecting only a particular series, the shares of the affected series vote separately. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining shares will be unable to elect any directors.

    The Bylaws of the Company provide that shareholder meetings be held only with such frequency as required under Minnesota law. Minnesota corporation law requires only that the Board of Directors convene shareholder meetings when it deems appropriate. In addition, Minnesota law provides that if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting shares of the Company may demand a regular meeting of shareholders by written notice given to the chief executive officer or chief financial officer of the Company. Within 30 days after receipt of the demand, the Board of Directors shall cause a regular meeting of shareholders to be called, which meeting shall be held no later than 90 days after receipt of the demand, all at the expense of the Company. In addition, the 1940 Act requires a shareholder vote for all amendments to fundamental investment policies and restrictions and for all amendments to investment advisory contracts and Rule 12b-1 distribution plans. The 1940 Act also provides that Directors of the Company may be removed by action of the record holders of two-thirds or more of the outstanding shares of the Company. The Directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Director when so requested in writing by the record holders of at least 10% of the Company's outstanding shares.

PENDING LEGAL PROCEEDINGS

    Complaints have been brought against the Adviser and the Distributor relating to another series of the Company and to other investment companies for which the Adviser acts or has acted as investment adviser or subadviser. These lawsuits do not involve the Funds. A number of complaints have been brought in federal and state court against the Institutional Government Income Portfolio ("PJIGX") series of the Company, the Adviser, the Distributor, and certain individuals affiliated or formerly affiliated with the Adviser and the Distributor. In addition, complaints have been filed in federal court relating to a number of closed-end investment companies managed by the Adviser and two open-end investment companies for which the Adviser has acted as sub-adviser. The complaints, which ask for rescission of plaintiff shareholders' purchases or compensatory damages, plus interest, costs and expenses, generally allege, among other things, certain violations of federal and/or state securities laws, including the making of materially misleading statements in prospectuses concerning investment policies and risks. See "Pending Litigation" in the Statement of Additional Information.



    A settlement agreement has been reached with respect to one of the complaints involving PJIGX. An Amended Consolidated Class Action Complaint, which represents a consolidation of claims previously brought by 11 persons or entities, was filed on October 5, 1994 in the United States District Court, District of Minnesota. The named plaintiffs in this putative class action (the "PJIGX action") purport to represent a class of individuals and groups who purchased shares of PJIGX during the period from July 1, 1991 through May 9, 1994. The named plaintiffs and defendants have entered into a settlement agreement which has received preliminary approval from the Court. The terms of the settlement are set forth in a Settlement Agreement dated July 20, 1995 (as modified by an Addendum filed on July 28, 1995). The Settlement Agreement contained a provision which would have permitted the defendants to cancel the Agreement if shareholders who had incurred a cumulative "loss" (as defined under the Agreement) of more than 10% of the loss sustained by the entire class had opted out. The October 2, 1995 deadline for requesting exclusion from the class has passed, and the loss sustained by persons requesting exclusion is less than 10%. If granted final approval by the Court, the settlement agreement would provide up to approximately $70 million to class members in payments scheduled over approximately three years. Such payments would be made by Piper Jaffray Companies and the Adviser and would not be an obligation of the Company. Six additional complaints have been brought and a number of actions have been commenced in arbitration relating to PJIGX. The complaints generally have been consolidated with the PJIGX action for pretrial purposes and the arbitrations and litigations have been stayed pending entry of an order by the Court permitting those class members who have requested exclusion to proceed with their actions.


    The Adviser and the Distributor to not believe that the PJIGX settlement or any outstanding complaint or action in arbitration will have a material adverse effect on their ability to perform under their agreements with the Company or a material adverse effect on the Funds, and they intend to defend such lawsuits and actions vigorously.

    NO DEALER, SALES REPRESENTATIVE OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS (AND/OR IN THE STATEMENT OF ADDITIONAL INFORMATION REFERRED TO ON THE COVER PAGE OF THIS PROSPECTUS,), AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR PIPER JAFFRAY INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN ANY STATE IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO, OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

                                PIPER FUNDS INC.

                               INVESTMENT ADVISER
                     Piper Capital Management Incorporated

                                  DISTRIBUTOR
                               Piper Jaffray Inc.

                          CUSTODIAN AND TRANSFER AGENT
                       Investors Fiduciary Trust Company

                              INDEPENDENT AUDITORS
                             KPMG Peat Marwick LLP

                                 LEGAL COUNSEL
                           Dorsey & Whitney P.L.L.P.

   Table of Contents

                                          PAGE
Introduction.........................           2
Fund Expenses........................           4
Financial Highlights.................           6
Investment Objectives and Policies...          11
Special Investment Methods...........          19
Management...........................          26
Distribution of Fund Shares..........          28
SHAREHOLDER GUIDE TO INVESTING
  How to Purchase Shares.............          29
  Reducing Your Sales Charge.........          30
  Special Purchase Plans.............          31
  How to Redeem Shares...............          32
  Shareholder Services...............          33
  Dividends and Distributions........          35
Valuation of Shares..................          36
Tax Status...........................          36
Performance Comparisons..............          37
General Information..................          37

   XGF/XTR-05

                                     [GRAPHIC]

                                              PROSPECTUS DATED NOVEMBER 27, 1995


                                PIPER FUNDS INC.
                             GOVERNMENT INCOME FUND
                          SHORT-INTERMEDIATE BOND FUND

                              PIPER JAFFRAY TOWER
           222 SOUTH NINTH STREET, MINNEAPOLIS, MINNESOTA 55402-3804
                           (800) 866-7778 (TOLL FREE)


    Government Income Fund and Short-Intermediate Bond Fund are series of Piper Funds Inc. (the "Company"), an open-end mutual fund whose shares are currently offered in thirteen series. Each Fund is classified as a diversified mutual fund.


    GOVERNMENT INCOME FUND has an investment objective of high current income to the extent consistent with preservation of capital. The Fund will invest primarily in securities which are issued or guaranteed as to payment of principal and interest by the U.S. Government or its agencies or instrumentalities. The Fund invests a significant portion of its assets in mortgage-related U.S. Government securities, which may include derivative mortgage securities. The Fund will limit its aggregate investments in inverse floating, interest only and principal only derivative mortgage securities to 10% of net assets.


    SHORT-INTERMEDIATE BOND FUND has an investment objective of current income consistent with the Fund's stated maturity limits and quality standards and preservation of capital. The Fund seeks to achieve its objective by investing primarily in a broad range of investment quality debt securities with remaining maturities of five years or less.

    Investments in the Funds may involve additional risks. The Funds may engage in short-term trading in attempting to achieve their investment objectives, which will increase transaction costs. In addition, Government Income Fund may enter into reverse repurchase agreements as a means of borrowing for investment purposes. Government Income Fund invests a significant portion of its assets in mortgage-related U.S. Government securities, which may include derivative mortgage securities. Each Fund may invest in illiquid securities which will involve greater risk than investments in other securities and may increase Fund expenses. See "Characteristics and Risks of Securities and Special Investment Methods" for a discussion of the risks of each of these techniques. The market values of the securities in which the Funds invest will fluctuate with changing interest rates, as will each Fund's net asset value.

    This Prospectus concisely describes the information about the Funds that you ought to know before investing. Please read it carefully before investing and retain it for future reference.


    A Statement of Additional Information about the Funds dated November 27, 1995 is available free of charge. Write to the Funds at Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402-3804 or telephone (800)
866-7778 (toll free). The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated in its entirety by reference in this Prospectus.


    THESE  SECURITIES  HAVE  NOT  BEEN  APPROVED  OR  DISAPPROVED  BY   THE
     SECURITIES   AND  EXCHANGE   COMMISSION  OR   ANY  STATE  SECURITIES
       COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR  ANY
        STATE  SECURITIES  COMMISSION  PASSED  UPON  THE  ACCURACY OR
           ADEQUACY  OF  THIS  PROSPECTUS.  ANY  REPRESENTATION  TO
                       THE CONTRARY IS A CRIMINAL OFFENSE.

                                  INTRODUCTION

    Government Income Fund ("Government Fund") and Short-Intermediate Bond Fund ("Bond Fund") (sometimes referred to herein as a "Fund" or, collectively, as the "Funds") are series of Piper Funds Inc. (the "Company"), an open-end management investment company organized under the laws of the State of Minnesota in 1986, the shares of which are currently issued in thirteen separate series. Each Fund has different investment objective, as described on the cover page of this Prospectus, and is designed to meet different investment needs. The Funds are classified as diversified mutual funds.

THE INVESTMENT ADVISER

    The Company is managed by Piper Capital Management Incorporated (the "Adviser"), a wholly owned subsidiary of Piper Jaffray Companies Inc. Each Fund pays the Adviser a fee for managing its investment portfolio. The fees for Government Fund and Bond Fund are paid at annual rates of .50% and .40%, respectively, of average daily net assets. The fee for Government Fund is scaled downward as assets increase in size above $250 million. See "Management--Investment Adviser."

THE DISTRIBUTOR

    Piper Jaffray Inc. ("Piper Jaffray"), a wholly owned subsidiary of Piper Jaffray Companies Inc. and an affiliate of the Adviser, serves as Distributor of the Funds' shares.

OFFERING PRICE

    Shares of the Funds are offered to the public at the next determined net asset value after receipt of an order by a shareholder's Piper Jaffray Investment Executive or other broker-dealer, plus a maximum sales charge of 4% of the offering price (4.17% of the net asset value) for Government Fund and 1.5% of the offering price (1.52% of the net asset value) for Bond Fund, in each case on purchases of less than $100,000. The sales charge is reduced on a graduated scale on purchases of $100,000 or more. In connection with purchases of $500,000 or more, there is no initial sales charge; however, a contingent deferred sales charge of 1% for Government Fund and .2% for Bond Fund will be imposed in the event of a redemption transaction occurring within 24 months following such a purchase. See "How to Purchase Shares--Public Offering Price."


MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS

    The minimum initial investment for each Fund is $250. There is no minimum for subsequent investments. See "How to Purchase Shares--Minimum Investments."

EXCHANGES

    You may exchange your shares for shares of any other mutual fund managed by the Adviser (except Hercules Funds Inc.) which is open to new investors and eligible for sale in your state of residence. All exchanges are subject to the minimum investment requirements and other applicable terms set forth in the prospectus of the fund whose shares you acquire. Exchanges are made on the basis of the net asset values of the funds involved, except that investors exchanging into a fund which has a higher sales charge must pay the difference. You may make four exchanges per year without payment of a service charge. Thereafter, there is a $5 service charge for each exchange. See "Shareholder Services--Exchange Privilege."


REDEMPTION PRICE

    Shares of either Fund may be redeemed at any time at their net asset value next determined after a redemption request is received by your Piper Jaffray Investment Executive or other broker-dealer. A contingent deferred sales charge will be imposed upon the redemption of certain shares initially purchased without a sales charge. See "How to Redeem Shares--Contingent Deferred Sales Charge." Each Fund
reserves the right, upon 30 days' written notice, to redeem an account if the net asset value of the shares falls below $200. See "How to Redeem Shares--Involuntary Redemption."

CERTAIN RISK FACTORS TO CONSIDER


    An investment in either Fund is subject to certain risks, as set forth in detail under "Investment Objectives and Policies" and "Characteristics and Risks of Securities and Special Investment Methods." As with other mutual funds, there can be no assurance that either Fund will achieve its objective. Each of the Funds is subject to interest-rate risk (the risk that rising interest rates will make bonds issued at lower interest rates worth less). As a result, the value of each Fund's shares will vary. Each Fund is also subject to credit risk (the risk that a bond issuer will fail to make timely payments of interest or principal) to the extent it invests in non-U.S. Government securities. Each of the Funds may engage in the following investment practices: the use of repurchase agreements, the lending of portfolio securities, borrowing from banks and the purchase or sale of securities on a "when-issued" or forward commitment basis, including the use of mortgage dollar rolls. In addition, Government Fund may enter into reverse repurchase agreements, engage in options transactions on the securities in which it may invest and enter into interest rate futures contracts and options on futures contracts. All of these techniques may increase the volatility of a Fund's net asset value. Government Fund may engage in over-the-counter ("OTC") options transactions. The staff of the Securities and Exchange Commission has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities (with an exception for a certain percentage of such options in limited circumstances). See "Characteristics and Risks of Securities and Special Investment Methods-- Options Transactions." The Funds may engage in short-term trading in attempting to achieve their investment objectives, which will increase transaction costs. The Funds may purchase mortgage-related securities which, in addition to interest rate risk, are subject to prepayment risk. (Prepayment risk may be reduced for Bond Fund by the requirement that no security in the Fund's portfolio may have a remaining maturity of more than five years.) Government Fund's investments in mortgage-related securities include securities commonly referred to as derivative mortgage securities. Recent market experience has shown that certain derivative mortgage securities may be extremely sensitive to changes in interest rates and in prepayment rates on the underlying mortgage assets and, as a result, the prices of such securities may be highly volatile. All of these transactions involve certain special risks, as set forth under "Investment Objectives and Policies" and "Characteristics and Risks of Securities and Special Investment Methods."


SHAREHOLDER INQUIRIES

    Any questions or communications regarding a shareholder account should be directed to your Piper Jaffray Investment Executive or, in the case of shares held through another broker-dealer, to IFTC at (800) 874-6205. General inquiries regarding the Funds should be directed to the Funds at the telephone number set forth on the cover page of this Prospectus.

                                 FUND EXPENSES

                                               Government   Short-Intermediate
                                                 Income            Bond
                                                  Fund             Fund
                                               ----------   ------------------
Shareholder Transaction Expenses
  Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price)......    4.00%            1.50%
  Exchange Fee (1)...........................      $0               $0
Annual Fund Operating Expenses
  (as a percentage of average net assets)
  Management Fees............................     .50%             .40%
  Rule 12b-1 Fees (after voluntary limitation
    for Government Fund) (2).................     .32%             .20%
  Other Expenses (after voluntary expense
    reimbursement for Bond Fund) (2).........     .29%             .15%
                                                  ---              ---
  Total Fund Operating Expenses (after
    voluntary limitations and expense
    reimbursements)..........................    1.11%             .75%

------------------------
(1) There is a $5.00 fee for each exchange in excess of four exchanges per year. See "How to Purchase Shares--Exchange Privilege."
(2) See the discussion below for an explanation of voluntary Rule 12b-1 fee limitations and expense reimbursements.

EXAMPLE

    You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:


                                               Government   Short-Intermediate
                                                 Income            Bond
                                                  Fund             Fund
                                               ----------   ------------------
 1 Year......................................     $ 51             $ 23
 3 Years.....................................     $ 74             $ 39
 5 Years.....................................     $ 99             $ 56
10 Years.....................................     $170             $107


    The purpose of the above Fund Expenses table is to assist you in understanding the various costs and expenses that investors in the Funds will bear directly or indirectly. The Example contained in the table should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

    The information in the table for Government Fund is based on actual expenses incurred by the Fund during the fiscal year ended September 30, 1995. The information set forth above for Bond Fund reflects the Adviser's intention to reimburse such Fund for the amount, if any, by which total Fund operating expenses for fiscal 1996 exceed .75% of average daily net assets. The Funds have adopted a Rule 12b-1 Plan under which Government Fund and Bond Fund pay the Distributor fees equal, on an annual basis, to .50% and .20%, respectively, of each such Fund's average daily net assets in connection with the servicing of Fund shareholder accounts and the provision of distribution related services to the Funds. The Distributor has voluntarily limited the fee payable by Government Fund to an annual rate of .32% of average daily net assets. The voluntary Rule 12b-1 fee limitation for Government Fund and the expense reimbursements for Bond Fund reflected in the Fund Expenses table may be revised or terminated at any time after the fiscal 1996 year end. The Adviser may or may not assume additional expenses of the Funds from time to time, in its discretion, while retaining the ability to be reimbursed by the Funds for expenses assumed during a fiscal year prior to the end of such year. The foregoing policy will have the effect of lowering a Fund's overall expense ratio and increasing yield to investors when such amounts are assumed or the inverse when such amounts are reimbursed.


    Absent the voluntary Rule 12b-1 fee limitation, Total Fund Operating Expenses for the fiscal year ended September 30, 1995 would have been 1.29% of average daily net assets for Government Fund. Bond Fund commenced operations on April 10, 1995 and the Adviser and Distributor waived all fees and paid all expenses for the fiscal period ended September 30, 1995. Absent any voluntary expense reimbursements or waivers, the Total Fund Operating Expenses for Bond Fund would have been 23.0% of average daily net assets for Bond Fund.


    As a result of Government Fund's annual payment of its Rule 12b-1 fee, a portion of which is considered an asset-based sales charge, long-term shareholders of Government Fund may pay more than the economic equivalent of the maximum 6.25% front end sales charge permitted under the rules of the National Association of Securities Dealers, Inc. For additional information, including a more complete explanation of management and Rule 12b-1 fees, see "Management--Investment Adviser" and "Distribution of Fund Shares."

                              FINANCIAL HIGHLIGHTS

    The following financial highlights show certain per share data and selected information for a share of capital stock outstanding during the indicated periods for each Fund. This information has been audited by KPMG Peat Marwick LLP, independent auditors, and should be read in conjunction with the financial statements of each Fund contained in its annual report. An annual report of each Fund is available without charge by contacting the Funds at 800-866-7778 (toll free). In addition to financial statements, the annual reports contain further information about the performance of the Funds.


GOVERNMENT INCOME FUND

                                                         Fiscal year ended September 30,               Period from     Year
                                             --------------------------------------------------------  11/1/88 to     Ended
                                               1995      1994      1993      1992     1991     1990      9/30/89     10/31/88
                                             --------  --------  --------  --------  -------  -------  -----------   --------
Net asset value, beginning of period.......  $   8.42     10.01      9.86      9.69     9.02     9.18       9.50        9.40
                                             --------  --------  --------  --------  -------  -------      -----     --------
Operations:
  Net investment income....................      0.60      0.69      0.80      0.90     0.84     0.81       0.76        0.82
  Net realized and unrealized gains
    (losses) on investments................      0.60     (1.58)     0.15      0.17     0.67    (0.16)     (0.32)       0.10
                                             --------  --------  --------  --------  -------  -------      -----     --------
      Total from operations................      1.20     (0.89)     0.95      1.07     1.51     0.65       0.44        0.92
                                             --------  --------  --------  --------  -------  -------      -----     --------
Distributions from net investment income...     (0.63)    (0.68)    (0.80)    (0.90)   (0.84)   (0.81)     (0.76)      (0.82)
Distributions from net realized
  gains....................................     --        (0.02)    --        --       --       --        --           --
                                             --------  --------  --------  --------  -------  -------      -----     --------
      Total distributions..................     (0.63)    (0.70)    (0.80)    (0.90)   (0.84)   (0.81)     (0.76)      (0.82)
                                             --------  --------  --------  --------  -------  -------      -----     --------
Net asset value, end of period.............  $   8.99      8.42     10.01      9.86     9.69     9.02       9.18        9.50
                                             --------  --------  --------  --------  -------  -------      -----     --------
                                             --------  --------  --------  --------  -------  -------      -----     --------
Total return+..............................     14.87%    (9.26%)    10.06%    11.57%   17.51%    7.31%      4.78%     10.18%
Net assets, end of period
  (in millions)............................  $    106       126       160       124       76       73         85          62
Ratio of expenses to average daily net
  assets++.................................      1.11%     1.05%     1.09%     1.11%    1.18%    1.08%      1.15%**     1.23%
Ratio of net investment income to average
  daily net assets++.......................      7.02%     7.43%     8.10%     9.15%    9.00%    8.87%      8.81%**     8.68%
Portfolio turnover rate (excluding
  short-term securities)...................        87%      121%      191%      118%     110%     202%       149%        217%

                                              Period
                                               from
                                             3/16/87*
                                                to
                                             10/31/87
                                             ---------
Net asset value, beginning of period.......     10.00
                                             ---------
Operations:
  Net investment income....................      0.45
  Net realized and unrealized gains
    (losses) on investments................     (0.60)
                                             ---------
      Total from operations................     (0.15)
                                             ---------
Distributions from net investment income...     (0.45)
Distributions from net realized
  gains....................................     --
                                             ---------
      Total distributions..................     (0.45)
                                             ---------
Net asset value, end of period.............      9.40
                                             ---------
                                             ---------
Total return+..............................      1.41%
Net assets, end of period
  (in millions)............................        75
Ratio of expenses to average daily net
  assets++.................................       .70%**
Ratio of net investment income to average
  daily net assets++.......................      8.07%**
Portfolio turnover rate (excluding
  short-term securities)...................       281%

------------------------------

 *Commencement of operations.
**Adjusted to an annual basis.
 +Total return is  based on the  change in  net asset value  during the  period, assumes reinvestment of all distributions and does not reflect a sales charge. ++The ratio of expenses to average net assets excludes interest expense which has been presented net of the related interest income in the financial statements. During the periods reflected above, the Fund's Rule 12b-1 fee was voluntarily limited by the Distributor. Had the maximum Rule 12b-1 fee of .50% been in effect, the ratios of expenses and net investment income to average daily net assets would have been: 1.29%/6.84% in fiscal 1995, 1.24%/7.24% in fiscal 1994, 1.27%/7.92% in fiscal 1993, 1.29%/8.97% in fiscal 1992,
  1.36%/8.82%  in fiscal 1991, 1.27%/8.68% in fiscal 1990, 1.35%/8.61% in fiscal
  1989, 1.43%/8.48% in fiscal 1988 and 1.48%/7.29% in fiscal 1987. Beginning  in fiscal 1995, the expense ratio reflects the effect of gross expenses paid indirectly by the Fund. Prior period expense ratios have not been adjusted.

SHORT-INTERMEDIATE BOND FUND


                                              Period
                                               from
                                             4/10/95*
                                                to
                                              9/30/95
                                             ---------
Net asset value, beginning of period.......   $ 10.00
                                             ---------
Operations:
  Net investment income....................      0.28
  Net realized and unrealized gains
    (losses) on investments................      0.09
                                             ---------
      Total from operations................      0.37
                                             ---------
Distributions from net investment income...     (0.28)
Distributions from net realized gains......     --
                                             ---------
      Total distributions..................     (0.28)
                                             ---------
Net asset value, end of period.............   $ 10.09
                                             ---------
                                             ---------
Total return+..............................      3.73%
Net assets, end of period (in millions)....   $   0.1
Ratio of expenses to average daily net
  assets++.................................       0.0%**
Ratio of net investment income to average
  daily net assets++.......................      6.12%**
Portfolio turnover rate (excluding
  short-term securities)...................        31%

------------------------

 *Commencement of operations.
**Adjusted to an annual basis.
 +Total return is  based on the  change in  net asset value  during the  period, assumes reinvestment of all distributions and does not reflect a sales charge. ++The Adviser and the Distributor voluntarily agreed to waive all fees and expenses for the Fund during the period from April 10, 1995 (commencement of operations) to September 30, 1995. Had fees and expenses not been waived, the ratios of expenses and net investment income to average daily net assets would have been 23.0%/(16.88%). The expense ratio reflects the effect of gross expenses paid indirectly by the Fund.


                       INVESTMENT OBJECTIVES AND POLICIES

    The investment objectives listed below cannot be changed without shareholder approval. The investment policies and techniques employed in pursuit of the Funds' objectives may be changed without shareholder approval, unless otherwise noted.

    Because of the risks associated with bond investments, the Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements. Investors should be willing to accept the risk of the potential for sudden, sometimes substantial declines in market value. No assurance can be given that the Funds will achieve their objectives or that shareholders will be protected from the risk of loss that is inherent in bond market investing.

GOVERNMENT INCOME FUND

    INVESTMENT  OBJECTIVE.   Government Income  Fund ("Government  Fund") has an
investment objective of high current income to the extent consistent with preservation of capital.

    INVESTMENT POLICIES AND TECHNIQUES. Government Fund invests primarily in securities which are issued or guaranteed as to payment of principal and interest by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities"). The Fund invests a significant portion of its assets in mortgage-related U.S. Government Securities. The Fund may also invest up to 10% of its total assets in mortgage-related securities issued by private entities. The Fund's investments in mortgage-related securities may include derivative mortgage securities; however, the Fund will limit its aggregate investments in inverse floating, interest only and principal only derivative mortgage securities (discussed below under "Characteristics and Risks of Securities and Special Investment Methods") to 10% of net assets. Recent market experience has shown that certain derivative mortgage securities may be extremely sensitive to changes in interest rates and in prepayment rates on the underlying mortgage assets and, as a result, the prices of such securities may be highly volatile. In addition, the Fund may invest in repurchase agreements and enter into reverse repurchase agreements with respect to U.S. Government Securities. See "Characteristics and Risk of Securities and Special Investment Methods--Repurchase Agreements" and "--Reverse Repurchase Agreements." Under normal circumstances, the Fund will invest at least 65% of the value of its total assets in U.S. Government Securities, which amount does not include mortgage-related securities issued by private entities. The Fund may also invest in cash and short-term money market securities and, for temporary defensive purposes, may invest more than 35% of its total assets in such securities. Investments in short-term money market securities may include U.S. Government securities, time deposits, bank certificates of deposit, bankers' acceptances, high-grade commercial paper and other money market instruments. See "Investment Objectives, Policies and Restrictions--Short-Term Money Market Securities" in the Statement of Additional Information.


    Government Fund may write covered put and call options on U.S. Government Securities, purchase such put and call options, and enter into closing purchase and sale transactions with respect thereto. See "Characteristics and Risk of Securities and Special Investment Methods--Options Transactions." For the purpose of hedging against changes in the value of the Fund's portfolio securities due to fluctuations in interest rates, Government Fund may enter into interest rate futures contracts, purchase and write put or call options on such contracts, and close such contracts and options. See "Characteristics and Risks of Securities and Special Investment Methods--Futures Contracts and Options on Futures Contracts" and "--Risks of Transactions in Futures Contracts and Options on Futures Contracts." Government Fund also may lend portfolio securities up to one-third of the value of its total assets. See "Characteristics and Risks of Securities and Special Investment Methods--Lending of Portfolio Securities."

    Government Fund may purchase or sell securities offered on a "when-issued" or "forward commitment" basis and, in connection therewith, may enter into mortgage "dollar rolls." The Fund may also enter into reverse repurchase agreements. The use of these techniques could result in increased volatility of the Fund's net asset value. See "Characteristics and Risks of Securities and Special Investment Methods--When-Issued Securities," "--Mortgage Dollar Rolls" and "--Reverse Repurchase Agreements."


    The Adviser will attempt to maintain an average effective duration of 4 to 7 1/2 years for Government Fund's portfolio. Effective duration estimates the interest rate risk of a security. See "Characteristics and Risks of Securities and Special Investment Methods--Effective Duration."


    INVESTMENT RISKS. Government Fund is subject to interest rate risk, which is the potential for a decline in bond prices due to rising interest rates. In general, bond prices vary inversely with interest rates. When interest rates rise, bond prices generally fall. Conversely, when interest rates fall, bond prices generally rise. Interest rate risk applies to U.S. Government Securities as well as other bonds. U.S. Government Securities are guaranteed only as to the payment of interest and principal. The current market prices for such securities are not guaranteed and will fluctuate. The Fund also is subject to a certain amount of credit risk. Credit risk, also known as default risk, is the possibility that a bond issuer will fail to make timely payments of interest or principal. Up to 35% of the Fund's total assets may be invested in securities which are not issued or guaranteed as to the payment of principal and interest by the U.S. Government or its agencies or instrumentalities.

    Government Fund invests a significant portion of its assets in mortgage-related securities. As a result, the Fund is subject to prepayment risk. Prepayment risk results because, as interest rates fall, homeowners are more likely to refinance their home mortgages. When home mortgages are refinanced, the principal on mortgage-related securities held by the Fund is "prepaid" earlier than expected. The Fund must then reinvest the unanticipated principal payments at a time when interest rates on new mortgage investments are falling. Prepayment risk has two important effects on the Fund:

    -When interest rates fall and additional mortgage prepayments must be reinvested at lower interest rates, the income of the Fund will be reduced.

    -When interest rates fall, prices on mortgage-backed securities may not rise as much as comparable Treasury bonds because bond market investors may anticipate an increase in mortgage prepayments and a likely decline in income.

    Government Fund's investments in mortgage-related securities also subject the Fund to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short- or intermediate-duration at the time of purchase into a long-duration security. Long-duration securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-duration securities.


    The Fund's investments in mortgage-related securities include derivative mortgage securities such as collateralized mortgage obligations and stripped mortgage-backed securities which may involve risks in addition to those found in other mortgage-related securities. Recent market experience has shown that certain derivative mortgage securities may be highly sensitive to changes in interest and prepayment rates and, as a result, the prices of such securities may be highly volatile. In addition, recent market experience has shown that during periods of rising interest rates, the market for certain derivative mortgage securities may become more unstable and such securities may become more difficult to sell as market makers choose not to repurchase such securities or offer prices, based on current market conditions, which are unacceptable to the Fund. The investment techniques used by the Fund also pose certain risks. See "Characteristics and Risks of Securities and Special Investment Methods."


SHORT-INTERMEDIATE BOND FUND

    INVESTMENT  OBJECTIVE.   Short-Intermediate Bond  Fund ("Bond  Fund") has an
investment objective of current income consistent with the Fund's stated maturity limits and quality standards and preservation of capital.

    INVESTMENT POLICIES AND TECHNIQUES. Bond Fund will seek to realize its objective by investing in a diversified portfolio of debt securities. Under normal circumstances, the Fund will invest at least 65% of its total assets in the following debt securities, and generally expects to have at least 90% of its total assets invested therein: U.S. Government Securities (including mortgage-related securities), corporate fixed-income securities (excluding, for purposes of the 65% requirement, preferred or preference stock) and other fixed-income securities, including privately issued mortgage-backed securities, asset-backed securities, U.S. dollar-denominated Yankee bonds and short-term fixed-income securities. In addition, Bond Fund may invest in repurchase agreements with respect to U.S. Government Securities. See "Characteristics and Risks of Securities and Special Investment Methods--Repurchase Agreements." The Fund's investments in short-term fixed-income securities may include time deposits, bank certificates of deposit, bankers' acceptances, high-grade commercial paper and other money market instruments. See "Investment Objectives, Policies and Restrictions--Short-Term Money Market Securities" in the Statement of Additional Information.

    The Fund will limit its investments to securities with remaining maturities at the time of purchase of no more than five years. Under normal circumstances, the Fund will attempt to maintain a dollar weighted average maturity of its investments ranging from two to four years. For purposes of these policies, an instrument which has a "put" or demand feature entitling the holder to receive the principal amount of the underlying security upon demand on or after a date certain will be treated as maturing on such date, rather than the stated maturity date of the security.

    The Fund's investments in mortgage-related securities may include certain tranches of collateralized mortgage obligations. The Fund, however, will not invest in any inverse floating, interest only, principal only or inverse interest only tranches of collateralized mortgage obligations, in any stripped mortgage-backed securities, or in any other mortgage-related securities that are considered "high risk" under the supervisory policies of the Office of the Comptroller of the Currency applicable to national banks. See "Investment Objectives and Policies--High Risk Mortgage Securities" in the Statement of Additional Information. In addition, all of Bond Fund's investments in mortgage-related securities must meet the Fund's stated maturity limits and credit quality standards.

    Bond Fund will invest only in securities rated investment grade (securities rated Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's Corporation ("Standard & Poor's")) or, in the case of unrated securities, judged to be of comparable quality by the Adviser. If a credit rating agency lowers the rating of a portfolio security held by Bond Fund to below investment grade, the Fund may retain the portfolio security if the Adviser deems it in the best interest of the Fund's shareholders, provided that in no event will more than 5% of the Fund's net assets be invested in fixed-income securities rated lower than investment grade. Bond Fund generally expects to maintain an overall dollar-weighted average credit quality of its portfolio securities of at least Aa or AA, as rated by Moody's or Standard & Poor's, respectively, and in no event will have an average credit quality lower than A. (In determining the Fund's overall dollar-weighted average quality, unrated securities are treated as if rated, based on the Adviser's view of their comparability to rated securities.) Securities rated Baa are considered by Moody's as medium-grade obligations which lack outstanding investment characteristics and in fact have speculative characteristics as well, while securities rated BBB are regarded by Standard & Poor's as having an adequate capacity to pay principal and interest. Bond Fund may be more dependent on the Adviser's investment analysis with respect to securities for which a comparable quality determination is made than is the case with respect to rated securities. See Appendix A to the Statement of Additional Information for a description of Moody's and Standard & Poor's ratings applicable to fixed income securities.

    Bond Fund may purchase or sell securities offered on a "when-issued" or "forward commitment" basis and, in connection therewith, may enter into mortgage "dollar rolls." Bond Fund will not enter into such transactions for the purpose of investment leverage and will maintain in a segregated account cash or cash equivalent securities in an amount sufficient to meet its purchase commitments under such transactions. See "Characteristics and Risks of Securities and Special Investment Methods--When-Issued Securities" and
"--Mortgage Dollar Rolls." Bond Fund also may lend portfolio securities up to one-third of the value of its total assets. See "Characteristics and Risks of Securities and Special Investment Methods--Lending of Portfolio Securities." Bond Fund will not purchase or sell options on securities or enter into futures contracts or options thereon.


    The Adviser will attempt to maintain an average effective duration of 1 1/2 to 3 1/2 years for Bond Fund's portfolio. Effective duration estimates the interest rate risk of a security. See "Characteristics and Risks of Securities and Special Investment Methods--Effective Duration."


    INVESTMENT RISKS. Bond Fund is subject to interest rate risk, which is the potential for a decline in bond prices due to rising interest rates. In general, bond prices vary inversely with interest rates. When interest rates rise, bond prices generally fall. Conversely, when interest rates fall, bond prices generally rise. Interest rate risk applies to U.S. Government Securities as well as other bonds. U.S. Government Securities are guaranteed only as to the payment of interest and principal. The current market prices for such securities are not guaranteed and will fluctuate. In general, shorter term bonds are less sensitive to interest rate changes, but longer term bonds generally offer higher yields. By investing in bonds with remaining maturities of less than five years, Bond Fund seeks to reduce the risks of price fluctuation, but it may offer lower income than a fund composed primarily of longer term bonds.

    Bond Fund is subject to prepayment risk to the extent it invests in mortgage-related securities. See "Government Income Fund--Investment Risks" above. Prepayment risk may be reduced for Bond Fund, however, by the requirement that no security in the Fund's portfolio may have a remaining maturity of more than five years.

    Bond Fund also is subject to credit risk. Credit risk, also known as default risk, is the possibility that a bond issuer will fail to make timely payments of interest or principal. The investment techniques used by Bond Fund also pose certain risks. See "Characteristics and Risks of Securities and Special Investment Methods."

                    CHARACTERISTICS AND RISKS OF SECURITIES
                         AND SPECIAL INVESTMENT METHODS

    The following describes in greater detail the different types of securities and investment techniques used by one or both Funds. Additional information about the Funds' investments and investment practices may be found in the Statement of Additional Information.

GENERAL

    The different types of securities in which the Funds invest all have attendant risks of varying degrees. Because each Fund seeks a different investment objective and has different investment policies, each is subject to varying degrees of financial, market and credit risks. Therefore, investors should carefully consider the investment objective, investment policies and potential risks of either Fund before investing. Certain types of investments and investment techniques that may be used by one or both of the Funds are described in greater detail, including the risks of each, in this section.

U.S. GOVERNMENT SECURITIES

    Each Fund may invest in U.S. Government Securities. Such securities are issued or guaranteed as to payment of principal and interest by the U.S. Government or its agencies or instrumentalities. The current market prices for such securities are not guaranteed and will fluctuate. The Funds may invest in direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, and in obligations of U.S. Government agencies or instrumentalities, including, but not limited to, Federal Home Loan Banks, the Farmers Home Administration, Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Financing Corporation and the Student Loan Marketing Association.

    Obligations of U.S. Government agencies or instrumentalities are backed in a variety of ways by the U.S. Government or its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Others, such as obligations of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the Treasury. Still others, such as those issued by the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. Finally, obligations of other agencies or instrumentalities are backed only by the credit of the agency or instrumentality issuing the obligations.

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    U.S.  Government Securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater market risk than interest-paying securities of similar maturities. The Funds may also invest in custodial receipts issued in connection with so called trademark zero coupon securities, such as CATs and TIGRs. Since such securities are not issued by the U.S. Treasury, however, they are not considered U.S. Government Securities for purposes of the Funds' investment policies, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (STRIPs and CUBEs) are direct obligations of the U.S. Government and therefore are considered U.S. Government Securities for purposes of the Funds' investment policies.

MORTGAGE-RELATED SECURITIES

    Each Fund may invest in U.S. Government mortgage-related securities and in mortgage-related securities issued by private entities. Mortgage-related securities are securities that, directly or indirectly, represent participations in, or are secured by and payable from, loans secured by real property. Mortgage-related securities, as the term is used in this Prospectus, include guaranteed mortgage pass-through securities, private mortgage pass-through securities, adjustable rate mortgage securities and derivative mortgage securities such as collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage-related securities fall into three categories: (a) those issued or guaranteed by the United States Government or one of its agencies or instrumentalities, such as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"); (b) those issued by non-governmental issuers that represent interests in, or are collateralized by, mortgage-related securities issued or guaranteed by the United States Government or one of its agencies or instrumentalities; and (c) those issued by non-governmental issuers that represent an interest in, or are collateralized by, whole mortgage loans or mortgage-related securities without a government guarantee but usually with over-collateralization or some other form of private credit enhancement. Non-governmental issuers referred to in (b) and (c) above include originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Securities in categories (b) and (c) are not considered U.S. Government Securities for purposes of this Prospectus.

    (a) GUARANTEED MORTGAGE PASS-THROUGH SECURITIES. The government guaranteed mortgage pass-through securities in which each Fund may invest include certificates issued or guaranteed by GNMA, FNMA and FHLMC, which represent interests in underlying residential mortgage loans. These mortgage pass-through securities provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Each of GNMA, FNMA and FHLMC guarantee timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC generally guarantees only ultimate collection of principal of the underlying mortgage loans. For a further description of these securities, see "Investment Objectives, Policies and Restrictions--Mortgage-Related Securities" in the Statement of Additional Information.

    (b) PRIVATE MORTGAGE PASS-THROUGH SECURITIES. Private mortgage pass-through securities ("Private Pass-Throughs") are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including savings and loan associations,

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mortgage  bankers,  commercial  banks,  investment  banks  and  special  purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable loans. Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. See "Investment Objectives, Policies and
Restrictions--Mortgage-Related  Securities"  in  the  Statement  of   Additional
Information.

    (c) ADJUSTABLE RATE MORTGAGE SECURITIES. Government Fund may also invest in adjustable rate mortgage securities ("ARMS"). Bond Fund currently does not anticipate investing in ARMS, although such investments are permitted if they meet the Fund's stated maturity and credit quality standards. ARMS are pass-through mortgage securities collateralized by mortgages with interest rates that are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the values of ARMS, like other debt securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. ARMS typically have caps which limit the maximum amount by which the interest rate may be increased or decreased at periodic intervals or over the life of the loan. To the extent that interest rates increase in excess of the caps, ARMS can be expected to behave more like traditional debt securities and to decline in value to a greater extent than would be the case in the absence of such caps. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.

    (d) COLLATERALIZED MORTGAGE OBLIGATIONS. Each Fund may invest, within the limits discussed below, in CMOs (collateralized mortgage obligations and multiclass pass-through securities unless the context otherwise indicates), which are derivative mortgage securities. Collateralized mortgage obligations are debt instruments issued by special purpose entities which are secured by pools of mortgage loans or other mortgage-related securities. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-related securities. Payments of principal and interest on underlying collateral provide the funds to pay debt service on the collateralized mortgage obligation or make scheduled distributions on the multi-class pass-through security. CMOs may be issued by agencies or instrumentalities of the U.S. Government or by private organizations.

    In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates.

    The principal and interest on the underlying mortgages may be allocated among the several tranches of a CMO in many ways. For example, certain tranches may have variable or floating interest rates and others may be stripped securities which provide only the principal or interest feature of the underlying security. See "Stripped Mortgage-Backed Securities," below.
Generally, the purpose of the allocation of the cash flow of a CMO to the various tranches is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. As part of the process of creating more predictable cash flows on most of the tranches of a CMO, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches, which may include inverse floaters, interest only and principal only tranches and Z tranches, discussed below, are generally higher than prevailing market yields on mortgage-related securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally may be more volatile.

    An inverse floater is a CMO tranche with a coupon rate that moves inversely to a designated index, such as LIBOR (London Inter-Bank Offered Rate) or COFI (Cost of Funds Index). Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. Inverse floaters, however, may exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. Coupon rates on inverse floaters typically change at a multiple of the changes in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while any drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters also exhibit extreme sensitivity to changes in prepayments.

    Z tranches of CMOs defer interest and principal payments until one or more other classes of the CMO have been paid in full. Interest accrues on the Z tranche, being added to principal, and is compounded through the accretion period. After the other classes have been paid in full, interest payments begin and continue through maturity. Z tranches have characteristics similar to zero coupon bonds. Like a zero coupon bond, during its accretion period a Z tranche has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining market interest rates. At the same time, however, and also like a zero coupon bond, the market value of a Z tranche can be expected to fluctuate more widely with changes in market interest rates than would the market value of a tranche which pays interest currently. In addition, changes in prepayment rates on the underlying mortgage loans will affect the accretion period of a Z tranche, and therefore also are likely to influence its market value.


    Bond Fund will not invest in any tranche of a CMO that would be considered "high risk" under the supervisory policies of the Office of the Comptroller of the Currency applicable to national banks. See "Investment Objectives and Policies" in the Statement of Additional Information. For example, Bond Fund will not invest in "inverse floaters," interest only and principal only tranches or inverse interest only tranches. In addition, any CMO tranches in which Bond Fund invests must meet the Fund's stated maturity and credit quality standards. Government Fund may invest in any CMO tranche, but will limit its aggregate investments in inverse floaters and interest only and principal tranches of CMOs (or classes of SMBS, as described in more detail below) to 10% of the Fund's net assets.


    (e) STRIPPED MORTGAGE-BACKED SECURITIES. Government Fund may invest in stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. Bond Fund may not invest in SMBS. SMBS may be issued by agencies or instrumentalities of the United States Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

    There are generally two classes of SMBS, one of which (the interest only or "IO" class) entitles the holders thereof to receive distributions consisting solely or primarily of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-related securities ("Mortgage Assets") and the other of which (the principal only or "PO" class) entitles the holders thereof to receive distributions consisting solely or primarily of all or a portion of the principal of the underlying pool of Mortgage Assets. The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets. For example, a rapid or slow rate of principal payments may have

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

a material adverse effect on the yield to maturity of IOs or POs, respectively. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, an IO investor may incur substantial losses. Conversely, if the underlying Mortgage Assets experience slower than anticipated prepayments of principal, the yield on a PO class will be affected more severely than would be the case with a traditional mortgage-related security. Government Fund will limit its aggregate investments in IO and PO classes and inverse floaters to 10% of the Fund's net assets.


CORPORATE FIXED-INCOME SECURITIES

    Bond Fund may invest in corporate fixed-income securities, which include corporate bonds, debentures, notes and other similar corporate debt instruments. Fixed-income securities may be acquired with warrants attached. Corporate income-producing securities may also include forms of preferred or preference stock, although such securities are not considered debt securities for purposes of the requirement that Bond Fund invest at least 65% of its total assets in debt securities.

    Bond Fund's investments in corporate fixed-income securities may also include zero coupon, pay-in-kind and delayed interest securities. Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Pay-in-kind securities pay interest through the issuance to the holders of additional securities. Delayed interest securities are securities that remain zero coupon securities until a predetermined date at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Because interest on zero coupon, pay-in-kind and delayed interest securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the value of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, Bond Fund's investments in zero coupon, pay-in-kind and delayed interest securities will result in special tax consequences. Although zero coupon securities do not make interest payments, for tax purposes a portion of the difference between a zero coupon security's maturity value and its purchase price is taxable income of the Fund each year.

ASSET-BACKED SECURITIES

    Bond Fund may invest in asset-backed securities. Such securities represent the application of the securitization techniques used to develop mortgage-related securities to a broad range of other assets. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the CMO structure.

    In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. As with mortgage-related securities, asset-backed securities are often backed by a pool of assets representing obligations of a number of different parties and use various credit enhancement techniques.

    Generally, asset-backed securities involve many of the risks associated with mortgage-related securities; however, asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, including the bankruptcy laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds for repossessed collateral may not always be sufficient to support payments on these securities.

YANKEE BONDS

    Bond Fund may invest in Yankee bonds, which are dollar denominated fixed-income securities of foreign-domiciled issuers that are publicly traded in the United States. The prominant issuers of Yankee bonds are supranational agencies and Canadian provinces (including provincial utilities). Supranational organizations are entities designated or supported by a government or government entity to promote economic development, and include, among others, the Asian Development Bank, the European Coal and Steel Community, the European Economic Community and the World Bank. These organizations do not have taxing authority and are dependent upon their members for payments of interest and principal. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. Foreign corporations may also issue Yankee bonds. Investments in Yankee bonds may involve risks not typically associated with investments in domestic issuers. With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment position. Bond Fund will invest only in Yankee bonds that meet the Fund's maturity limits and quality standards.

EFFECTIVE DURATION

    Effective duration estimates the interest rate risk (price volatility) of a security, I.E., how much the value of the security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price is to changes in interest rates. For example, if interest rates were to increase by 1%, the market value of a bond with an effective duration of five years would decrease by about 5%, with all other factors being constant.


    It is important to understand that, while a valuable measure, effective duration is based on certain assumptions and has several limitations. It is most useful as a measure of interest rate risk when interest rate changes are small, rapid and occur equally across all the different points of the yield curve. In addition, effective duration is difficult to calculate precisely for bonds with prepayment options, such as mortgage-backed securities, because the calculation requires assumptions about prepayment rates. For example, when interest rates go down, homeowners may prepay their mortgages at a higher rate than assumed in the initial effective duration calculation, thereby shortening the effective duration of the Fund's mortgage-backed securities. Conversely, if rates increase, prepayments may decrease to a greater extent than assumed, extending the effective duration of such securities. For these reasons, the effective durations of funds which invest a significant portion of their assets in mortgage-backed securities can be greatly affected by changes in interest rates.


REPURCHASE AGREEMENTS

    Each Fund may enter into repurchase agreements with respect to U.S. Government Securities. A repurchase agreement involves the purchase by a Fund of securities with the condition that after a stated period of time the original seller (a member bank of the Federal Reserve System or a recognized securities dealer) will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. In the event the original seller defaults on its obligation to repurchase, as a result of its bankruptcy or otherwise, the Fund will seek to sell the collateral, which action could involve costs or delays. In such case, the Fund's ability to dispose of the collateral to recover such investment may be restricted or delayed. While collateral will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest due thereunder), to the extent proceeds from the sale of collateral were less than the repurchase price, a Fund would suffer a loss. Repurchase agreements maturing in more than seven days are considered illiquid and subject to each Fund's restriction on investing in illiquid securities.

REVERSE REPURCHASE AGREEMENTS

    Government Fund may engage in "reverse repurchase agreements" with banks and securities dealers. Bond Fund may not enter into such agreements. Reverse repurchase agreements are ordinary repurchase agreements in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. Because certain of the incidents of ownership of the security are retained by the Fund, reverse repurchase agreements are considered a form of borrowing by the Fund from the buyer, collateralized by the security. At the time the Fund enters into a reverse repurchase agreement, cash, U.S. Government securities or other liquid high-grade debt obligations having a value sufficient to make payments for the securities to be repurchased will be segregated, and will be maintained throughout the period of the obligation. Reverse repurchase agreements will be used as a means of borrowing for investment purposes. This speculative technique is referred to as leveraging. Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by income from or appreciation of the securities purchased. No more than 25% of the total assets of Government Fund will be subject to reverse repurchase agreements.

    To attempt to minimize the risk to principal associated with leverage, Government Fund will enter into reverse repurchase agreements only if such agreements have terms of one year or less, and only if the Fund is able to invest the proceeds in securities which the Adviser believes have limited volatility and a higher interest rate than that payable on the reverse repurchase agreements. The Adviser believes that such limited use of leverage will facilitate Government Fund's ability to provide high current income without adversely affecting the Fund's ability to preserve capital.

LENDING OF PORTFOLIO SECURITIES

    In order to generate additional income, each Fund may lend portfolio securities up to one-third of the value of its total assets to broker-dealers, banks or other financial borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Company's Board of Directors and will receive collateral in the form of cash, U.S. Government securities or other high-grade debt obligations equal to at least 100% of the value of the securities loaned. The value of the collateral and of the securities loaned will be marked to market on a daily basis. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on the securities and the Fund may invest the cash collateral and earn additional income or may receive an agreed upon amount of interest income from the borrower. However, the amounts received by the Fund may be reduced by finders' fees paid to broker-dealers and related expenses.

BORROWING

    Each Fund may borrow money from banks for temporary or emergency purposes in an amount up to 10% of the value of the Fund's total assets. Interest paid by a Fund on borrowed funds would decrease the net earnings of that Fund. Neither Fund will purchase portfolio securities while outstanding borrowings (other than reverse repurchase agreements in the case of Government Fund) exceed 5% of the value of the Fund's total assets. Each Fund may mortgage, pledge or hypothecate its assets in an amount not exceeding 10% of the value of its total assets to secure temporary or emergency borrowing. The policies set forth in this paragraph are fundamental and may not be changed without the approval of a majority of a Fund's shares.

OPTIONS TRANSACTIONS

    WRITING COVERED OPTIONS. Government Fund may write (i.e., sell) covered put and call options with respect to the securities in which it may invest. By writing a call option, the Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price if the option is exercised. By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. With respect to put options written by Government Fund, there will have been a predetermination that acquisition of the underlying security is in accordance with the investment objective of the Fund.

    The principal reason for writing call or put options is to obtain, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. Government Fund receives premiums from writing call or put options, which it retains whether or not the options are exercised. By writing a call option, the Fund might lose the potential for gain on the underlying security while the option is open, and by writing a put option the Fund might become obligated to purchase the underlying security for more than its current market price upon exercise.

    The aggregate value of the securities or other collateral underlying the puts written by Government Fund, determined as of the date the options are sold, will not exceed 50% of net assets of the Fund. Government Fund may write covered call options without limit.

    PURCHASING OPTIONS. Government Fund may purchase put options, solely for hedging purposes, in order to protect portfolio holdings in an underlying security against a substantial decline in the market value of such holdings ("protective puts"). Such protection is provided during the life of the put because the Fund may sell the underlying security at the put exercise price, regardless of a decline in the underlying security's market price. Any loss to the Fund is limited to the premium paid for, and transaction costs paid in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of such security increases, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put is sold.

    Government Fund may also purchase call options solely for the purpose of hedging against an increase in prices of securities that the Fund ultimately wants to buy. Such protection is provided during the life of the call option because the Fund may buy the underlying security at the call exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, Government Fund will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs.

    In addition to exchange-traded put and call options, Government Fund may also purchase and write over-the-counter ("OTC") put and call options in negotiated transactions with the writers of the options since options on many of the portfolio securities held by the Fund are not traded on an exchange. Government Fund will purchase OTC options only from investment dealers and other financial institutions (such as commercial banks or savings and loan associations) deemed creditworthy by the Adviser.

    OTC options are two-party contracts with price and terms negotiated between buyer and seller. In contrast, exchange-traded options are third-party contracts with standardized strike prices and expiration dates, and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market while OTC options may not. The staff of the Securities and Exchange Commission (the "SEC") has taken the position that purchased OTC options and the assets used to "cover" written OTC options are illiquid securities; however, the entire amount of assets used to cover OTC options written by the Fund will not be treated as illiquid in certain circumstances, as set forth in the Statement of Additional Information. Government Fund will treat OTC options, to the extent set forth in the Statement of Additional Information, as subject to the Fund's limitation on illiquid securities.

    For further information concerning the characteristics and risks of options transactions, see "Investment Objectives, Policies and Restrictions--Options" in the Statement of Additional Information.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

    Government Fund may purchase and sell interest rate futures contracts on national commodity exchanges. An interest rate futures contract is an agreement to purchase or sell an agreed amount of debt securities at a set price for delivery on a future date.

    The purpose of the acquisition or sale of a futures contract by Government Fund is to hedge against fluctuations in the value of its portfolio without actually buying or selling securities. For example, if the Fund owns long-term U.S. Government Securities and interest rates are expected to increase, the Fund might sell futures contracts. If interest rates did increase, the value of the U.S. Government Securities in the Fund's portfolio would decline, but the value of the Fund's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. If, on the other hand, the Fund held cash reserves and short-term investments pending anticipated investment in long-term obligations and interest rates were expected to decline, the Fund might purchase futures contracts for U.S. Government Securities. Since the behavior of such contracts would generally be similar to that of long-term securities, the Fund could take advantage of the anticipated rise in the value of long-term securities without actually buying them until the market had stabilized. At that time, the Fund could accept delivery under the futures contracts or the futures contracts could be liquidated and the Fund's reserves could then be used to buy long-term securities in the cash market. Government Fund will engage in such transactions only for hedging purposes, on either an asset-based or a liability-based basis, in each case in accordance with the rules and regulations of the Commodity
Futures Trading Commission. See Appendix B to the Statement of Additional Information.

    Government Fund may purchase and sell put and call options on futures contracts and enter into closing transactions with respect to such options to terminate existing positions. The Fund may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or purchasing and selling the underlying futures contracts.

    There are risks in using futures contracts and options on futures contracts as hedging devices. The primary risks associated with the use of futures contracts and options thereon are (a) the prices of futures contracts and options may not correlate perfectly with the market value of the securities subject to the hedge and (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk that a Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

    Additional information with respect to interest rate futures contracts, together with information regarding options on such contracts, is set forth in Appendix B to the Statement of Additional Information.

WHEN-ISSUED SECURITIES

    Each Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. The Funds will not accrue income with respect to when-issued or forward commitment securities prior to their stated delivery date. Pending delivery of the securities, each Fund maintains in a segregated account cash or liquid high-grade debt obligations in an amount sufficient to meet its purchase commitments. To the extent Bond Fund enters into such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for the purpose of investment leverage.

    The purchase of securities on a when-issued or forward commitment basis exposes the Funds to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. A Fund's purchase of securities on a when-issued or forward commitment basis while remaining substantially fully invested increases the amount of the Fund's assets that are subject to market risk to an amount that is greater than the Fund's net asset value, which could result in increased volatility of the price of the Fund's shares. In order to avoid increasing the amount of Fund assets that are subject to market risk when entering into such transactions, Bond Fund will maintain in a segregated account cash or cash equivalent securities in an amount sufficient to meet its purchase commitments, rather than maintaining longer-term high grade debt obligations in such account. For additional information concerning when-issued and forward commitment transactions, see "Investment Objectives, Policies and Restrictions" in the Statement of Additional Information.

MORTGAGE DOLLAR ROLLS

    In connection with their ability to purchase securities on a when-issued or forward commitment basis, each Fund may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund gives up the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. Each Fund will hold and maintain in a segregated account until the settlement date cash or liquid high-grade debt securities in an amount equal to the forward purchase price. Bond Fund will hold only cash or cash equivalent securities in such account. The benefits derived from the use of mortgage dollar rolls may depend upon the Adviser's ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. In addition, the use of mortgage dollar rolls by Government Fund while remaining substantially fully invested increases the amount of the Fund's assets that are subject to market risk to an amount that is greater than the Fund's net asset value, which could result in increased volatility of the price of the Fund's shares.

    For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

    No more than one-third of either Fund's total assets may be committed to the purchase of securities on a when-issued or forward commitment basis, including mortgage dollar roll purchases.

ILLIQUID SECURITIES

    As a nonfundamental investment restriction that may be changed at any time without shareholder approval, neither Fund will invest more than 15% of its net assets in illiquid securities. A security is considered illiquid if it cannot be sold in the ordinary course of business within seven days at approximately the price at which it is valued. Illiquid securities may offer a higher yield than securities which are more readily marketable, but they may not always be marketable on advantageous terms.

    The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. A Fund may be restricted in its ability to sell such securities at a time when the Adviser deems it advisable to do so. In addition, in order to meet redemption requests, a Fund may have to sell other assets, rather than such illiquid securities, at a time which is not advantageous.


    "Restricted securities" are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). Such securities generally have been considered illiquid, since they may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. In 1990, however, the Securities and Exchange Commission adopted Rule 144A under the 1933 Act, which provides a safe harbor exemption from the registration requirements of the 1933 Act for resales of restricted securities to "qualified institutional buyers," as defined in the rule. The result of this rule has been the development of a more liquid and efficient institutional resale market for restricted securities. Thus, restricted securities are no longer necessarily illiquid. The Funds may therefore invest in Rule 144A securities and treat them as liquid when they have been determined to be liquid by the Board of Directors of the Company or by the Adviser subject to the oversight of and pursuant to procedures adopted by the
Board of Directors. See "Investment Objectives, Policies and Restrictions--Illiquid Securities" in the Statement of Additional Information. Similar determinations may be made with respect to commercial paper issued in reliance on the so-called "private placement" exemption from registration under
Section 4(2) of the 1933 Act and with respect to IO, PO and inverse floating classes of mortgage-backed securities issued by the U.S. Government or its agencies and instrumentalities.


PORTFOLIO TURNOVER

    The Funds may engage in short-term trading in attempting to achieve their investment objectives and will actively use trading to benefit from yield disparities among different issues of securities or otherwise to achieve their investment objectives and policies. Bond Fund's policy of investing only in securities with remaining maturities of no more than five years may also increase portfolio turnover. Since the Funds engage in short-term trading, they pay greater brokerage commission costs or other transaction costs. High portfolio turnover also may increase short-term capital gains, which are taxable as ordinary income when distributed to shareholders.


    The method of calculating portfolio turnover rate is set forth in the Statement of Additional Information under "Investment Objectives, Policies and Restrictions--Portfolio Turnover." The portfolio turnover rate for each Fund is set forth in "Financial Highlights."

INVESTMENT RESTRICTIONS

    Each Fund has adopted certain fundamental and nonfundamental investment restrictions in addition to those set forth above. As a fundamental investment restriction which may not be changed without shareholder approval, neither Fund will invest 25% or more of its total assets in any one industry. (This restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto. As to utility companies, gas, electric, telephone, telegraph, satellite and microwave communications companies are considered as separate industries.) In addition, as nonfundamental investment restrictions which may be changed at any time without shareholder approval, neither Fund will invest more than 5% of its total assets in the securities of issuers which, with their predecessors, have a record of less than three years' continuous operation, Government Fund will not invest more than 5% of its net assets in foreign securities and Bond Fund will not invest in foreign securities, provided that it may invest in U.S.
dollar-denominated Yankee bonds. A list of each Fund's fundamental and nonfundamental investment restrictions is set forth in the Statement of Additional Information.

    Except for each Fund's policy regarding borrowing, if a percentage restriction set forth under "Investment Objectives and Policies" or under "Special Investment Methods" is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction.

                                   MANAGEMENT

BOARD OF DIRECTORS

    The Company's Board of Directors has the primary responsibility for overseeing the overall management of the Company and electing its officers.

INVESTMENT ADVISER

    Piper Capital Management Incorporated (the "Adviser") has been retained under an Investment Advisory and Management Agreement with the Company to act as the Funds' investment adviser subject to the authority of the Board of Directors.


    In addition to acting as the investment adviser for the other series of the Company, the Adviser also serves as investment adviser to a number of other open-end and closed-end investment companies and to various other concerns, including pension and profit sharing funds, corporate funds and individuals. As of November 1, 1995, the Adviser rendered investment advice regarding approximately $9 billion of assets. The Adviser is a wholly owned subsidiary of Piper Jaffray Companies Inc., a publicly held corporation which is engaged through its subsidiaries in various aspects of the financial services industry. The address of the Adviser is Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402-3804.


    The Adviser furnishes each Fund with investment advice and supervises the management and investment programs of the Funds. The Adviser furnishes at its own expense all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Funds. The Adviser also provides investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Funds. In addition, the Adviser pays the salaries and fees of all officers and directors of the Company who are affiliated with the Adviser.

    Under the Investment Advisory and Management Agreement, the Funds pay the Adviser monthly fees. The fee for Government Fund is paid at an annual rate of
 .50% on average daily net assets up to $250 million, .45% on net assets of over $250 million and up to $500 million, and .40% on net assets of over $500 million. The fee for Bond Fund is paid at an annual rate of .40% of average daily net assets.

PORTFOLIO MANAGEMENT


    Bruce D. Salvog, David M. Steele and J. Bradley Stone have been primarily responsible for the day-to-day management of Government Fund's portfolio since March 1995. Mr. Salvog, Mr. Steele and Nancy S. Olsen have been primarily responsible for the day-to-day management of Bond Fund's portfolio since the Fund's inception. Mr. Salvog has been a Senior Vice President of the Adviser since 1992 and was a Portfolio Manager at Kennedy Associates, Inc. in Seattle from 1984 to 1992. He has an AB from Harvard University and 25 years of financial experience. Mr. Steele has been a Senior Vice President of the Adviser since 1992 and was a portfolio manager at Kennedy Associates, Inc. in Seattle from 1987 to 1992. He has an MBA from the University of Southern California and 16 years of financial experience. Mr. Stone has been a Vice President of the Adviser since 1991 and a fixed-income analyst of the Adviser since 1990. He has an MBA from Dartmouth Tuck School of Business and seven years of financial experience. Ms. Olsen has been a Senior Vice President of the Adviser since 1991, prior to which she had been a Vice President of the Adviser since May 1987. Ms. Olsen has an MBA from the University of Minnesota and has 16 years of financial experience.


TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND CUSTODIAN

    Investors Fiduciary Trust Company ("IFTC"), 127 West Tenth Street, Kansas City, Missouri 64105, (800) 874-6205, serves as Custodian for the Funds' portfolio securities and cash and as Transfer Agent and Dividend Disbursing Agent for the Funds.


    The Company has entered into Shareholder Account Servicing Agreements with the Distributor and Piper Trust Company, an affiliate of the Distributor and the Adviser. Under these agreements the Distributor and Piper Trust Company provide transfer agent and dividend disbursing agent services for certain shareholder accounts. For more information, see "Investment Advisory and Other Services--Transfer Agent and Dividend Disbursing Agent" in the Statement of Additional Information.


PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

    The Adviser selects brokers and futures commission merchants to use for the Funds' portfolio transactions. In making its selection, the Adviser may consider a number of factors, which are more fully discussed in the Statement of Additional Information, including, but not limited to, research services, the reasonableness of commissions and quality of services and execution. A broker's sales of shares of any series of the Company may also be considered a factor if the Adviser is satisfied that a Fund would receive from that broker the most favorable price and execution then available for a transaction. Portfolio transactions for the Funds may be effected through the Distributor on a securities exchange in compliance with Section 17(e) of the Investment Company Act of 1940, as amended (the "1940 Act"). For more information, see "Portfolio Transactions and Allocation of Brokerage" in the Statement of Additional Information.

                          DISTRIBUTION OF FUND SHARES

    Piper Jaffray acts as the principal distributor of the Funds' shares. The Company has adopted a Distribution Plan (the "Plan") as required by Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is paid a total fee in connection with the servicing of each Fund's shareholder accounts and in connection with distribution related services provided with respect to each Fund. This fee is calculated and paid monthly at an annual rate equal to .50% of the average daily net assets of Government Fund and .20% of the average daily net assets of Bond Fund.


    A portion of Government Fund's total fee equal to .25% of each Fund's average daily net assets is categorized as a distribution fee intended to compensate the Distributor for its expenses incurred in connection with the sale of Fund shares. The remaining portion of the fee, equal to .25% of Government

Fund's average daily net assets, is categorized as a servicing fee intended to compensate the Distributor for ongoing servicing and/or maintenance of shareholder accounts. The entire fee payable by Bond Fund is categorized as a servicing fee. The Distributor has voluntarily agreed to limit the total fee payable by Government Fund under the Plan to .32% of such Fund's average daily net assets. This limitation may be revised or terminated at any time after fiscal 1996 year end. Payments made under the Plan are not tied exclusively to expenses actually incurred by the Distributor and may exceed such expenses. The Adviser and the Distributor, out of their own assets, may pay for certain expenses incurred in connection with the distribution of shares of the Funds. In particular, the Adviser may make payments out of its own assets to Piper Jaffray Investment Executives and other broker dealers in connection with their sales of shares of the Funds. See "How to Purchase Shares--Purchase Price." Further information regarding the Plan is contained in the Statement of Additional Information.

    The Distributor uses all or a portion of its Rule 12b-1 fee to make payments to Investment Executives of the Distributor and broker-dealers which have entered into sales agreements with the Distributor. If shares of a Fund are sold by a representative of a broker-dealer other than the Distributor, the broker-dealer is paid .30% of the average daily net assets of Government Fund or
 .20% of the average daily net assets of Bond Fund attributable to shares sold by the broker-dealer's representative. If shares of a Fund are sold by an Investment Executive of the Distributor, compensation is paid to the Investment Executive in the manner set forth in a written agreement, in an amount not to exceed .30% of the average daily net assets of Government Fund or .20% of the average daily net assets of Bond Fund attributable to shares sold by the Investment Executive.

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                         SHAREHOLDER GUIDE TO INVESTING
--------------------------------------------------------------------------------

                             HOW TO PURCHASE SHARES

GENERAL

    The Funds' shares may be purchased at the public offering price from the Distributor and from other broker-dealers who have sales agreements with the Distributor. The address of the Distributor is that of the Funds. The Distributor reserves the right to reject any purchase order. You should be aware that, because the Funds do not issue stock certificates, Fund shares must be kept in an account with the Distributor or with IFTC. All investments must be arranged through your Piper Jaffray Investment Executive or other broker-dealer.

PURCHASE PRICE

    You may purchase shares of the Funds at the net asset value per share next calculated after receipt of your order by your Piper Jaffray Investment Executive or other broker-dealer, plus a front-end sales charge as follows:

                                                      Government Fund                              Bond Fund
                                          ----------------------------------------  ----------------------------------------
                                             Sales Charge         Sales Charge         Sales Charge         Sales Charge
                                          as a Percentage of   as a Percentage of   as a Percentage of   as a Percentage of
Amount of Transaction at Offering Price     Offering Price       Net Asset Value      Offering Price       Net Asset Value
----------------------------------------  -------------------  -------------------  -------------------  -------------------
Less than $100,000......................           4.00%                4.17%                1.50%                1.52%
$100,000 but less than $250,000.........           3.25%                3.36%                1.25%                1.27%
$250,000 but less than $500,000.........           2.50%                2.56%                1.00%                1.01%
$500,000 and over.......................           0.00%                0.00%                0.00%                0.00%

    This table sets forth total sales charges or underwriting commissions. The Distributor may reallow up to the entire sales charge to broker-dealers in connection with their sales of shares. These broker-dealers may, by virtue of such reallowance, be deemed to be "underwriters" under the 1933 Act.




    The Distributor will make certain payments to its Investment Executives and to other broker-dealers in connection with their sales of Fund shares. See "Distribution of Fund Shares" above. In addition, the Distributor or the Adviser, at their own expense, provide promotional incentives to Investment Executives of the Distributor and to broker-dealers who have sales agreements with the Distributor in connection with sales of shares of the Funds, other series of the Company and other mutual funds for which the Adviser acts as investment adviser. In some instances, these incentives may be made available only to certain Investment Executives or broker-dealers who have sold or may sell significant amounts of such shares. The incentives may include payment for travel expenses, including lodging at luxury resorts, incurred in connection with sales seminars.

PURCHASES OF $500,000 OR MORE

    If you make a purchase of $500,000 or more (including purchases made under a Letter of Intent), a contingent deferred sales charge will be assessed in the event you redeem shares within 24 months following the purchase. This sales charge of 1% in the case of Government Fund and .2% in the case of Bond Fund will be paid to the Distributor. For more information, please refer to the Contingent Deferred Sales Charge

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section of "How To Redeem Shares." The Distributor currently pays its Investment
Executives and other broker-dealers fees in connection with these purchases as follows:

                                                                        Fee as a Percentage
                                                                         of Offering Price
                                                                 ----------------------------------
Amount of Transaction                                              Government Fund      Bond Fund
---------------------------------------------------------------  -------------------  -------------
First $1,000,000...............................................          1.00 %            0.20 %
Next $2,000,000................................................          0.75 %            0.20 %
Next $2,000,000................................................          0.50 %            0.15 %
Next $5,000,000................................................          0.25 %            0.10 %
Above $10,000,000..............................................          0.15 %            0.05 %

    Piper Jaffray Investment Executives and other broker-dealers generally will not receive a fee in connection with purchases on which the contingent deferred sales charge is waived. However, the Distributor, in its discretion, may pay a fee out of its own assets to its Investment Executives and other broker-dealers in connection with purchases by employee benefit plans on which no sales charge is imposed. Please see the Special Purchase Plans section of "Reducing Your Sales Charge."

MINIMUM INVESTMENTS

    A minimum initial investment of $250 is required. There is no minimum for subsequent investments. The Distributor, in its discretion, may waive the minimum.

                           REDUCING YOUR SALES CHARGE

    You may qualify for a reduced sales charge through one or more of several plans. You must notify your Piper Jaffray Investment Executive or broker-dealer at the time of purchase to take advantage of these plans.

AGGREGATION

    Front-end or initial sales charges may be reduced or eliminated by aggregating your purchase with purchases of certain related personal accounts. In addition, purchases made by members of certain organized groups will be aggregated for purposes of determining sales charges. Sales charges are calculated by adding the dollar amount of your current purchase to the higher of the cost or current value of shares of any Piper fund sold with a sales charge that are currently held by you and your related accounts or by other members of your group.

    QUALIFIED  GROUPS.    You  may group  purchases  in  the  following personal
accounts together:

    -Your individual account.

    -Your spouse's account.

    -Your children's accounts (if they are under the age of 21).

    -Your employee benefit plan accounts if they are exclusively for your benefit. This includes accounts such as IRAs, individual 403(b) plans or single-participant Keogh-type plans.

    -A single trust estate or single fiduciary account if you are the trustee or fiduciary.

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    Additionally, purchases made by members  of any organized group meeting  the requirements listed below may be aggregated for purposes of determining sales charges:

    -The group has been in existence for more than six months.

    -It is not organized for the purpose of buying redeemable securities of a registered investment company.

    -Purchases must be made through a central administration, or through a single dealer, or by other means that result in economy of sales effort or expense.

    An organized group does not include a group of individuals whose sole organizational connection is participation as credit card holders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

RIGHT OF ACCUMULATION

    Sales charges for purchases of Fund shares into Piper Jaffray accounts will be automatically calculated taking into account the dollar amount of any new purchases along with the higher of current value or cost of shares previously purchased in any other mutual fund managed by the Adviser (except Hercules Funds Inc.) that was sold with a sales charge. For other broker-dealer accounts, you should notify your Investment Executive at the time of purchase of additional Piper fund shares you may own.


LETTER OF INTENT

    Your sales charge may be reduced by signing a non-binding Letter of Intent. This Letter of Intent will state your intention to invest $100,000 or more in any of the mutual funds managed by the Adviser that are sold with a sales charge (except Hercules Funds Inc.) over a 13-month period, beginning not earlier than 90 days prior to the date you sign the Letter. You will pay the lower sales charge applicable to the total amount you plan to invest over the 13-month period. Part of your shares will be held in escrow to cover additional sales charges that may be due if you do not invest the planned amount. Please see "Purchase of Shares" in the Statement of Additional Information for more details. You can contact your Piper Jaffray Investment Executive or other broker-dealer for an application.

                             SPECIAL PURCHASE PLANS

    For more information on any of the following special purchase plans, contact your Piper Jaffray Investment Executive or other broker-dealer.

PURCHASES BY PIPER JAFFRAY COMPANIES INC., ITS SUBSIDIARIES AND ASSOCIATED
PERSONS

    Piper Jaffray Companies Inc. and its subsidiaries may buy shares of the Funds without incurring a sales charge. The following persons associated with such entities also may buy Fund shares without paying a sales charge:

    -Officers, directors and partners.

    -Employees and retirees.

    -Sales representatives.

    -Spouses or children under the age of 21 of any of the above.

    -Any trust, pension, profit-sharing or other benefit plan for any of the above.

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PURCHASES BY BROKER-DEALERS

    Employees of broker-dealers who have entered into sales agreements with the Distributor, and spouses and children under the age of 21 of such employees, may buy shares of the Funds without incurring a sales charge.

PURCHASES BY OTHER INDIVIDUALS WITHOUT A SALES CHARGE

    The following other individuals and entities may also buy Fund shares without paying a sales charge:


    -Clients of the Adviser buying shares of the Funds in their advisory accounts.

    -Discretionary  accounts  at  Piper   Trust  Company  and  participants   in
     investment companies exempt from registration under the 1940 Act that are managed by the Adviser.

    -Trust companies and bank trust departments using funds over which they exercise exclusive discretionary investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity.

    -Investors purchasing shares through a Piper Jaffray Investment Executive if the purchase of such shares is funded by the proceeds from the sale of shares of any non-money market open-end mutual fund. This privilege is available for 30 days after the sale.


PURCHASES BY EMPLOYEE BENEFIT PLANS AND TAX-SHELTERED ANNUITIES

    -Shares of the Funds will be sold at net asset value, without a sales charge, to employee benefit plans containing an actively maintained qualified cash or deferred arrangement under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code") (a "401(k) Plan"). In the event a 401(k) Plan of an employer has purchased shares in the Funds or any other series of the Company (other than a money market fund) during any calendar quarter, any other employee benefit plan of such employer that is a qualified plan under Section 401(a) of the Code also may purchase shares of the Funds during such quarter without incurring a sales charge.

    -Custodial accounts under Section 403(b) of the Code (known as tax-sheltered annuities) also may buy shares of the Funds without incurring a sales charge.

                              HOW TO REDEEM SHARES

NORMAL REDEMPTION

    You may redeem all or a portion of your shares on any day that a Fund values its shares. (Please refer to "Valuation of Shares" below for more information.) Your shares will be redeemed at the net asset value next calculated after the receipt of your instructions in good form by your Piper Jaffray Investment Executive or other broker-dealer as explained below.

    PIPER JAFFRAY INC. ACCOUNTS. To redeem your shares, please contact your Piper Jaffray Investment Executive with an oral request to redeem your shares.

    OTHER BROKER-DEALER ACCOUNTS. To redeem your shares, you may either contact your broker-dealer with an oral request or send a written request directly to the Funds' transfer agent, IFTC. This request should contain: the dollar amount or number of shares to be redeemed, your Fund account number and either a social security or tax identification number (as applicable). You should sign your request in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign. A signature

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guarantee is required for redemptions over $25,000. Please contact IFTC or refer to "Redemption of Shares" in the Statement of Additional Information for more details.

CONTINGENT DEFERRED SALES CHARGE

    If you invest $500,000 or more and, as a result, pay no front-end sales charge, you may incur a contingent deferred sales charge if you redeem within 24 months. This charge will be equal to 1%, in the case of Government Fund, or .2%, in the case of Bond Fund, of the lesser of the net asset value of the shares at the time of purchase or at the time of redemption. This charge does not apply to amounts representing an increase in the value of Fund shares due to capital appreciation or to shares acquired through reinvestment of dividend or capital gain distributions. In determining whether a contingent deferred sales charge is payable, shares that are not subject to any deferred sales charge will be redeemed first, and other shares will then be redeemed in the order purchased.

    LETTER OF INTENT. In the case of a Letter of Intent, the 24-month period begins on the date the Letter of Intent is completed.

    SPECIAL PURCHASE PLANS. If you purchased your shares through one of the plans described above under "Special Purchase Plans," the contingent deferred sales charge will be waived. In addition, the contingent deferred sales charge will be waived in the event of:

    -The death or disability (as defined in Section 72(m)(7) of the Code) of the shareholder. (This waiver will be applied to shares held at the time of death or the initial determination of disability of either an individual shareholder or one who owns the shares as a joint tenant with the right of survivorship or as a tenant in common.)

    -A  lump  sum distribution  from an  employee  benefit plan  qualified under
     Section 401(a) of the Code, an individual retirement account under Section 408(a) of the Code or a simplified employee pension plan under Section 408(k) of the Code.

    -Systematic withdrawals from any such plan or account if the shareholder is at least 59 1/2 years old.

    -A tax-free return of the excess contribution to an individual retirement account under Section 408(a) of the Code.

    -Involuntary redemptions effected pursuant to the right to liquidate shareholder accounts having an aggregate net asset value of less than $200.

    EXCHANGES. If you exchange your shares, no contingent deferred sales charge will be imposed. However, the charge will apply if you subsequently redeem the new shares within 24 months of the original purchase.

    REINSTATEMENT PRIVILEGE. If you elect to use the Reinstatement Privilege (please see "Shareholder Services" below), any contingent deferred sales charge you paid will be credited to your account (proportional to the amount reinvested). Please see "Redemption of Shares" in the Statement of Additional Information for more details.

PAYMENT OF REDEMPTION PROCEEDS

    After your shares have been redeemed, the cash proceeds will normally be sent to you or your broker-dealer within three business days. In no event will payment be made more than seven days after receipt of your order in good form. However, payment may be postponed or the right of redemption suspended for

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more than seven days  under unusual circumstances, such  as when trading is  not taking place on the New York Stock Exchange. Payment of redemption proceeds may also be delayed if the shares to be redeemed were purchased by a check drawn on a bank which is not a member of the Federal Reserve System, until such checks have cleared the banking system (normally up to 15 days from the purchase date).

INVOLUNTARY REDEMPTION

    Each Fund reserves the right to redeem your account at any time the net asset value of the account falls below $200 as the result of a redemption or exchange request. You will be notified in writing prior to any such redemption and will be allowed 30 days to make additional investments before the redemption is processed.

                              SHAREHOLDER SERVICES

AUTOMATIC MONTHLY INVESTMENT PROGRAM

    You may arrange to make additional automated purchases of shares of the Funds or certain other mutual funds managed by the Adviser. You can automatically transfer $100 or more per month from your bank, savings and loan or other financial institution to purchase additional shares. In addition, if you hold your shares in a Piper Jaffray account you may arrange to make such additional purchases by having $25 or more automatically transferred each month from any of the money market fund series of the Company. You should contact your Piper Jaffray Investment Executive or IFTC to obtain authorization forms or for additional information.

REINSTATEMENT PRIVILEGE

    If you have redeemed shares of either Fund, you may be eligible to reinvest in shares of any fund managed by the Adviser (except Hercules Funds Inc.) without payment of an additional sales charge. The reinvestment request must be made within 30 days of the redemption. This privilege is subject to the eligibility of share purchases in your state as well as the minimum investment requirements and any other applicable terms in the prospectus of the fund being acquired.


EXCHANGE PRIVILEGE

    If your investment goals change, you may prefer a fund with a different objective. If you are considering an exchange into another mutual fund managed by the Adviser, you should carefully read the appropriate prospectus for additional information about that fund. A prospectus may be obtained through your Piper Jaffray Investment Executive, your broker-dealer or the Distributor. To exchange your shares, please contact your Piper Jaffray Investment Executive, your broker-dealer or IFTC.


    You may exchange your shares for shares of any other mutual fund managed by the Adviser that is open to new investors (except Hercules Funds Inc.). All exchanges are subject to the eligibility of share purchases in your state as well as the minimum investment requirements and any other applicable terms in the prospectus of the fund being acquired. Exchanges are made on the basis of the net asset values of the funds involved, except that investors exchanging into a fund which has a higher sales charge must pay the difference.


    You may make four exchanges per year without payment of a service charge. Thereafter, you will pay a $5 service charge for each exchange. The Company reserves the right to change or discontinue the exchange privilege, or any aspect of the privilege, upon 60 days' written notice.

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TELEPHONE TRANSACTION PRIVILEGES

    PIPER JAFFRAY INC. ACCOUNTS. If you hold your shares in a Piper Jaffray account, you may telephone your Investment Executive to execute any transaction or to apply for many shareholder services. In some cases, you may be required to complete a written application.


    OTHER BROKER-DEALER ACCOUNTS. If you hold your shares in an account with your broker-dealer or at IFTC, you may authorize telephone privileges by completing the Account Application and Services Form. Please contact your broker-dealer or IFTC (800-874-6205) for an application or for more details. The Funds will employ reasonable procedures to confirm that a telephonic request is genuine, including requiring that payment be made only to the address of record or the bank account designated on the Account Application and Services Form and requiring certain means of telephonic identification. A Fund employing such procedures will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. If a Fund does not employ such procedures, it may be liable for any losses due to unauthorized or fraudulent telephone transactions. It may be difficult to reach the Funds by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests. If you cannot reach the Funds by telephone, you should contact your broker-dealer or issue written instructions to IFTC at the address set forth herein. See "Management--Transfer Agent, Dividend Disbursing Agent and Custodian." The Funds reserve the right to suspend or terminate their telephone services at any time without notice.


DIRECTED DIVIDENDS

    You may direct income dividends and capital gains distributions to be invested in any other mutual fund managed by the Adviser (other than a money market fund or Hercules Funds Inc.) that is offered in your state. This investment will be made at net asset value. It will not be subject to a minimum investment amount except that you must hold shares in such fund (including the shares being acquired with the dividend or distribution) with a value at least equal to such fund's minimum initial investment amount.


SYSTEMATIC WITHDRAWAL PLAN

    If your account has a value of $5,000 or more, you may establish a Systematic Withdrawal Plan for either of the Funds. This plan will allow you to receive regular periodic payments by redeeming as many shares from your account as necessary. As with other redemptions, a redemption to make a withdrawal is a sale for federal income tax purposes. Payments made under a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of the payments may be a return of capital.

    A request to establish a Systematic Withdrawal Plan must be submitted in writing to your Piper Jaffray Investment Executive or other broker-dealer. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $100. You will be required to have any income dividends and any capital gains distributions reinvested. You may choose to have withdrawals made monthly, quarterly or semiannually. Please contact your Piper Jaffray Investment Executive, other broker-dealer or IFTC for more information.


    You should be aware that additional investments in an account that has an active Systematic Withdrawal Plan may be inadvisable due to sales charges and tax liabilities. Please refer to "Redemption of Shares" in the Statement of Additional Information for additional details.


ACCOUNT PROTECTION

    If you purchased your shares of either of the Funds through a Piper Jaffray Investment Executive, you may choose from several account options. Your investments in any of the Funds held in a Piper Jaffray

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account  (except for non-"PAT"  accounts) would be protected  up to $25 million.
Investments held in non-"PAT" Piper Jaffray accounts are protected up to $2.5 million. In each case, the Securities Investor Protection Corporation ("SIPC") provides $500,000 of protection; the additional coverage is provided by The Aetna Casualty & Surety Company. This protection does not cover any declines in the net asset value of Fund shares.

CONFIRMATION OF TRANSACTIONS AND REPORTING OF OTHER INFORMATION

    Each time there is a transaction involving your Fund shares, such as a purchase, redemption or dividend reinvestment, you will receive a confirmation statement describing that activity. This information will be provided to you from either Piper Jaffray, your broker-dealer or IFTC. In addition, you will receive various IRS forms after the first of each year detailing important tax information and each Fund is required to supply annual and semiannual reports that list securities held by the Fund and include the current financial statements of the Fund.

    HOUSEHOLDING. If you have multiple accounts with Piper Jaffray, you may receive some of the above information in combined mailings. This will not only help to reduce Fund expenses, it will help the environment by saving paper. Please contact your Piper Jaffray Investment Executive for more information.

                          DIVIDENDS AND DISTRIBUTIONS

    The net investment income of each Fund will be declared as dividends daily and will be paid monthly. Net realized capital gains, if any, will be distributed at least once annually. Each daily dividend is payable to Fund shareholders of record at the time of its declaration. "Shareholders of record" includes holders of shares purchased for which payment has been received by the Distributor or IFTC, as appropriate, and excludes holders of shares redeemed on that day. Shares redeemed will earn dividends through the day prior to settlement of the redemption.

    Each Fund may at times pay out less than the entire amount of net investment income earned in any particular period in order to permit the Fund to maintain a more stable level of distributions. Any such amount retained by a Fund would be available to stabilize future distributions. As a result, the distributions paid by either Fund for any particular period may be more or less than the amount of net investment income earned by that Fund during such period.

    DISTRIBUTION OPTIONS. All net investment income dividends and net realized capital gains distributions for a Fund generally will be payable in additional shares of that Fund at net asset value ("Reinvestment Option"). If you wish to receive your distributions in cash, you must notify your Piper Jaffray Investment Executive or other broker-dealer. You may elect either to receive income dividends in cash and capital gains distributions in additional shares of the Fund at net asset value ("Split Option"), or to receive both income dividends and capital gains distributions in cash ("Cash Option"). You may also direct income dividends and capital gains distributions to be invested in another mutual fund managed by the Adviser. See "Shareholder Services--Directed Dividends" above. The taxable status of income dividends and/or net capital gains distributions is not affected by whether they are reinvested or paid in cash.


    CAPITAL LOSS CARRYOVER. For federal income tax purposes, Government Fund had a capital loss carryover at September 30, 1995 of $16,870,235. Such capital loss carryover, if not offset by subsequent capital gains, will expire by September 30, 2003. It is unlikely that the Board of Directors will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired.

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                              VALUATION OF SHARES

    The Funds compute their net asset value on each day the New York Stock Exchange (the "Exchange") is open for business. The calculation is made as of the regular close of the Exchange (currently 4:00 p.m. New York time) after the Funds have declared any applicable dividends.


    The net asset value per share for each Fund is determined by dividing the value of the securities owned by the Fund plus any cash and other assets (including interest accrued and dividends declared but not collected) less all liabilities by the number of Fund shares outstanding. For the purposes of determining the aggregate net assets of the Funds, cash and receivables will be valued at their face amounts. Interest will be recorded as accrued.


    The value of certain fixed-income securities will be provided by an independent pricing service, which determines these valuations at a time earlier than the close of the Exchange. Pricing services consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists will be valued using market quotations obtained from one or more dealers that make markets in the securities. Occasionally events affecting the value of such securities may occur between the time valuations are determined and the close of the Exchange. If events materially affecting the value of such securities occur during such period, or if the Company's management determines for any other reason that valuations provided by the pricing service are inaccurate, such securities will be valued at their fair value according to procedures decided upon in good faith by the Company's Board of Directors. In addition, any securities or other assets of a Fund for which market prices are not readily available will be valued at their fair value in accordance with such procedures.

                                   TAX STATUS

    Each Fund is treated as a separate corporation for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). Therefore, each Fund is treated separately in determining whether it qualifies as a regulated investment company under the Code and for purposes of determining the net ordinary income (or loss), net realized capital gains (or losses) and distributions necessary to relieve such Fund of any federal income tax liability. Each Fund qualified as a regulated investment company during its last taxable year and each Fund intends to so qualify during the current taxable year. If so qualified, a Fund will not be liable for federal income taxes to the extent it distributes its taxable income to shareholders.


    Distributions by a Fund are generally taxable to the shareholders, whether received in cash or additional shares of the Fund (or shares of another mutual fund managed by the Adviser). Distributions of net capital gains (designated as "capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has held the shares of the Fund.


    A shareholder will recognize a capital gain or loss upon the sale or exchange of shares in a Fund if, as is normally the case, the shares are capital assets in the shareholder's hands. This capital gain or loss will be long-term if the shares have been held for more than one year.

    The foregoing relates to federal income taxation as in effect as of the date of this Prospectus. For a more detailed discussion of the federal income tax consequences of investing in shares of the Funds, see "Taxation" in the Statement of Additional Information. Before investing in either of the Funds, you should check the consequences of your local and state tax laws.

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                            PERFORMANCE COMPARISONS

    Advertisements and other sales literature for Bond Fund and Government Fund may refer to a Fund's "average annual total return" and "cumulative total return." In addition, each Fund may provide yield calculations in advertisements and other sales literature. When a Fund advertises its yield, it will also advertise its total return as required by the rules of the Securities and Exchange Commission. All such yield and total return quotations are based upon historical earnings and are not intended to indicate future performance. The return on and principal value of an investment in any of the Funds will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    Yield calculations will be based upon a 30-day period stated in the advertisement and will be calculated by dividing the net investment income per share (as defined under Securities and Exchange Commission rules and regulations) earned during the advertised period by the offering price per share (including the maximum sales charge) on the last day of the period. The result will then be "annualized" using a formula that provides for semi-annual compounding of income.


    Average annual total return is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. Cumulative total return is calculated by subtracting a hypothetical $1,000 payment to a Fund from the redeemable value of such payment at the end of the advertised period, dividing such difference by $1,000 and multiplying the quotient by 100. In calculating average annual and cumulative total return, the maximum sales charge is deducted from the hypothetical investment and all dividends and distributions are assumed to be reinvested. Such total return quotations may be accompanied by quotations which do not reflect the reduction in value of the initial investment due to the sales charge, and which thus will be higher.


    Comparative performance information also may be used from time to time in advertising the Funds' shares. For example, advertisements may compare the Funds' performance to that of various unmanaged market indices, or may include performance data from Lipper Analytical Services, Inc., Morningstar, Inc. or other entities or organizations which track the performance of investment companies.


    For additional information regarding comparative performance information and the calculation of yield, average annual total return and cumulative total return, see "Performance Comparisons" in the Statement of Additional Information.

                              GENERAL INFORMATION

    The Company, which was organized under the laws of State of Minnesota in 1986, is authorized to issue a total of 10 trillion shares of common stock, with a par value of $.01 per share. Four hundred billion of these shares have been authorized by the Board of Directors to be issued in thirteen separate series, as follows: Growth Fund (formerly Value Fund), Emerging Growth Fund, Growth and Income Fund, Equity Strategy Fund, Balanced Fund, Government Income Fund, Short-Intermediate Bond Fund, Institutional Government Income Portfolio, National Tax-Exempt Fund and Minnesota Tax-Exempt Fund, each of which has ten billion authorized shares, and Money Market Fund, Tax-Exempt Money Market Fund and U.S. Government Money Market Fund, each of which has one hundred billion authorized shares.


    The Board of Directors is empowered under the Company's Articles of Incorporation to issue additional series of the Company's common stock without shareholder approval. In addition, the Board of Directors may, without shareholder approval, create and issue one or more additional classes of shares within each Fund, as well as within any series of the Company created in the future. See "Capital Stock and Ownership of Shares" in the Statement of Additional Information.

    All shares, when issued, will be fully paid and nonassessable and will be redeemable. All shares have equal voting rights. They can be issued as full or fractional shares. A fractional share has pro-rata the same kind of rights and privileges as a full share. The shares possess no preemptive or conversion rights.

    Each share of a series has one vote (with proportionate voting for fractional shares) irrespective of the relative net asset value of the series' shares. On some issues, such as the election of directors, all shares of the Company vote together as one series. On an issue affecting only a particular series, the shares of the affected series vote separately. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining shares will be unable to elect any directors.




    The Bylaws of the Company provide that shareholder meetings be held only with such frequency as required under Minnesota law. Minnesota corporation law requires only that the Board of Directors convene shareholder meetings when it deems appropriate. In addition, Minnesota law provides that if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting shares of the Company may demand a regular meeting of shareholders by written notice given to the chief executive officer or chief financial officer of the Company. Within 30 days after receipt of the demand, the Board of Directors shall cause a regular meeting of shareholders to be called, which meeting shall be held no later than 90 days after receipt of the demand, all at the expense of the Company. In addition, the 1940 Act requires a shareholder vote for all amendments to fundamental investment policies and restrictions and for all amendments to investment advisory contracts and Rule 12b-1 distribution plans. The 1940 Act also provides that Directors of the Company may be removed by action of the record holders of two-thirds or more of the outstanding shares of the Company. The Directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Director when so requested in writing by the record holders of at least 10% of the Company's outstanding shares.

PENDING LEGAL PROCEEDINGS

    Complaints have been brought against the Adviser and the Distributor relating to another series of the Company and to other investment companies for which the Adviser acts or has acted as investment adviser or subadviser. These lawsuits do not involve the Funds. A number of complaints have been brought in federal and state court against the Institutional Government Income Portfolio ("PJIGX") series of the Company, the Adviser, the Distributor, and certain individuals affiliated or formerly affiliated with the Adviser and the Distributor. In addition, complaints have been filed in federal court relating to a number of closed-end investment companies managed by the Adviser and two open-end investment companies for which the Adviser has acted as sub-adviser. The complaints, which ask for rescission of plaintiff shareholders' purchases or compensatory damages, plus interest, costs and expenses, generally allege, among other things, certain violations of federal and/or state securities laws, including the making of materially misleading statements in prospectuses concerning investment policies and risks. See "Pending Litigation" in the Statement of Additional Information.


    A settlement agreement has been reached with respect to one of the complaints involving PJIGX. An Amended Consolidated Class Action Complaint, which represents a consolidation of claims previously brought by 11 persons or entities, was filed on October 5, 1994 in the United States District Court, District of Minnesota. The named plaintiffs in this putative class action (the "PJIGX action") purport to represent a class of individuals and groups who purchased shares of PJIGX during the period from July 1, 1991 through May 9, 1994. The named plaintiffs and defendants have entered into a settlement agreement which has received preliminary approval from the Court. The terms of the settlement are set forth in a Settlement

Agreement  dated July  20, 1995 (as  modified by  an Addendum filed  on July 28,
1995). The Settlement Agreement contained a provision which would have permitted the defendants to cancel the Agreement if shareholders who had incurred a cumulative "loss" (as defined under the Agreement) of more than 10% of the loss sustained by the entire class had opted out. The October 2, 1995 deadline for requesting exclusion from the class has passed, and the loss sustained by persons requesting exclusion is less than 10%. If granted final approval by the Court, the settlement agreement would provide up to approximately $70 million to class members in payments scheduled over approximately three years. Such payments would be made by Piper Jaffray Companies and the Adviser and would not be an obligation of the Company. Six additional complaints have been brought and a number of actions have been commenced in arbitration relating to PJIGX. The complaints generally have been consolidated with the PJIGX action for pretrial purposes and the arbitrations and litigations have been stayed pending entry of an order by the Court permitting those class members who have requested exclusion to proceed with their actions.


    The Adviser and the Distributor to not believe that the PJIGX settlement or any outstanding complaint or action in arbitration will have a material adverse effect on their ability to perform under their agreements with the Company or a material adverse effect on the Funds, and they intend to defend such lawsuits and actions vigorously.


NO DEALER, SALES REPRESENTATIVE OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS (AND/OR IN THE STATEMENT OF ADDITIONAL INFORMATION REFERRED TO ON THE COVER PAGE OF THIS PROSPECTUS,), AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR PIPER JAFFRAY INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN ANY STATE IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO, OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

                                PIPER FUNDS INC.

                               INVESTMENT ADVISER
                     Piper Capital Management Incorporated

                                  DISTRIBUTOR
                               Piper Jaffray Inc.

                          CUSTODIAN AND TRANSFER AGENT
                       Investors Fiduciary Trust Company

                              INDEPENDENT AUDITORS
                             KPMG Peat Marwick LLP

                                 LEGAL COUNSEL
                           Dorsey & Whitney P.L.L.P.

  Table of Contents

                                          PAGE
Introduction.........................           2
Fund Expenses........................           4
Financial Highlights.................           6
Investment Objectives and Policies...           7
Characteristics and Risks of
 Securities and Special Investment
 Methods.............................          11
Management...........................          22
Distribution of Fund Shares..........          23
SHAREHOLDER GUIDE TO INVESTING
  How to Purchase Shares.............          25
  Reducing Your Sales Charge.........          26
  Special Purchase Plans.............          27
  How to Redeem Shares...............          28
  Shareholder Services...............          30
  Dividends and Distributions........          32
Valuation of Shares..................          33
Tax Status...........................          33
Performance Comparisons..............          34
General Information..................          34

  XIF-05


                                     PIPER
                                     INCOME
                                     FUNDS
                                     [LOGO]
                                   PROSPECTUS

                                   GOVERNMENT
                                  INCOME FUND

                               SHORT-INTERMEDIATE
                                   BOND FUND

                               NOVEMBER 27, 1995

                                            PROSPECTUS DATED NOVEMBER 27, 1995


                               PIPER FUNDS INC.

                           NATIONAL TAX-EXEMPT FUND
                          MINNESOTA TAX-EXEMPT FUND


                             PIPER JAFFRAY TOWER
                           222 SOUTH NINTH STREET
                      MINNEAPOLIS, MINNESOTA 55402-3804
                         (800) 866-7778 (TOLL FREE)



   National Tax-Exempt Fund and Minnesota Tax-Exempt Fund (the "Funds") are series of Piper Funds Inc. (the "Company"), an open-end mutual fund whose shares are currently offered in thirteen series.



   NATIONAL TAX-EXEMPT FUND ("National Fund") has an investment objective of maximum current income that is exempt from federal income taxes, consistent with prudent investment risk and preservation of capital. During periods of normal market conditions, National Fund will invest at least 80% of its net assets in securities that generate interest that is not includable in gross income for federal income tax purposes and is not an item of tax preference for purposes of the federal alternative minimum tax. Such securities include, but are not limited to, securities of states, territories and possessions of the United States and the District of Columbia and their agencies, instrumentalities and political subdivisions, and may also include derivative tax-exempt securities.



   MINNESOTA TAX-EXEMPT FUND ("Minnesota Fund") has an investment objective of maximum current income that is exempt from both federal and State of Minnesota income taxes, consistent with prudent investment risk and preservation of capital. During periods of normal market conditions, Minnesota Fund will invest at least 80% of its net assets in securities that generate interest that is not includable in federal gross income or in State of Minnesota taxable net income (except for State of Minnesota franchise tax on corporations and financial institutions, which is measured by income) and is not an item of tax preference for purposes of the federal or State of Minnesota alternative minimum tax. Such securities include, but are not limited to, securities of the State of Minnesota, its agencies, instrumentalities and political subdivisions, and certain securities of United States territories and possessions, and may also include derivative tax-exempt securities. At least 95% of the exempt-interest dividends paid by Minnesota Fund will be derived from such sources.


   This Prospectus concisely describes the information about the Funds that you ought to know before investing. Please read it carefully and retain it for future reference.


   A Statement of Additional Information about the Funds dated November 27, 1995 is available free of charge. Write to the Funds at Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402 or telephone (800) 866-7778 (toll free). The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated in its entirety by reference in this Prospectus.


 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
      EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
         SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
             COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
                 THIS PROSPECTUS. ANY REPRESENTATION TO THE
                      CONTRARY IS A CRIMINAL OFFENSE.

                                 INTRODUCTION

   Piper Funds Inc. (the "Company") is an open-end management investment company, or mutual fund, whose shares may be issued in separate diversified and nondiversified series. Each series in effect represents a separate fund with its own investment objective and policies. This Prospectus relates to National Tax-Exempt Fund ("National Fund") and Minnesota Tax-Exempt Fund ("Minnesota Fund") (collectively, the "Funds"), which are classified as diversified and nondiversified funds, respectively. A nondiversified fund such as Minnesota Fund may have a larger position in a single issuer than would be the case if it were diversified. The share price of such a fund may therefore be subject to greater fluctuation as a result of changes in the financial condition or the market's assessment of an individual issuer.

THE INVESTMENT ADVISER

   The Company is managed by Piper Capital Management Incorporated (the "Adviser"), a wholly owned subsidiary of Piper Jaffray Companies Inc. Each Fund pays the Adviser a fee for managing its investment portfolio at an annual rate of .50% on net assets up to $250 million. For each Fund, the fee is scaled downward as assets increase in size above $250 million. See "Management -- Investment Adviser."

THE DISTRIBUTOR

   Piper Jaffray Inc. ("Piper Jaffray"), a wholly owned subsidiary of Piper Jaffray Companies Inc. and an affiliate of the Adviser, serves as Distributor of the Funds' shares.

OFFERING PRICE

   Shares of the Funds are offered to the public at the next determined net asset value after receipt of an order by a shareholder's Piper Jaffray Investment Executive or other broker-dealer, plus a maximum sales charge of 4% of the offering price (4.17% of the net asset value) on purchases of less than $100,000. The sales charge is reduced on a graduated scale on purchases of $100,000 or more. In connection with purchases of $500,000 or more, there is no initial sales charge; however, a 1% contingent deferred sales charge will be imposed in the event of a redemption transaction occurring within 24 months following such a purchase. See "How to Purchase Shares -- Public Offering Price."

MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS

   The minimum initial investment for each Fund is $250. There is no minimum for subsequent investments. See "How to Purchase Shares -- Minimum Investments."


EXCHANGES

   You may exchange your shares for shares of any other mutual fund managed by the Adviser (except Hercules Funds Inc.) which is open to new investors and eligible for sale in your state of residence. All exchanges are subject to the minimum investment requirements and other applicable terms set forth in the prospectus of the fund whose shares you acquire. You may make four exchanges per year without payment of a service charge. Thereafter, there is a $5 service charge for each exchange. See "Shareholder Services -- Exchange Privilege."

REDEMPTION PRICE

   Shares of either fund may be redeemed at any time at their net asset value next determined after a redemption request is received by your Piper Jaffray Investment Executive or other broker-dealer. A contingent deferred sales charge will be imposed upon the redemption of certain shares initially purchased without a sales charge. See "How to Redeem Shares -- Contingent Deferred Sales Charge." Each Fund reserves the right, upon 30 days' written notice, to redeem your account if the net asset value of the shares falls below $200. See "How to Redeem Shares -- Involuntary Redemption."

CERTAIN RISK FACTORS TO CONSIDER


   An investment in either Fund is subject to certain risks, as set forth in detail under "Investment Objectives and Policies" and "Special Investment Methods." As with other mutual funds, there can be no assurance that either Fund will achieve its objective. Each Fund is also subject to interest rate risk (the risk that rising interest rates will make bonds issued at lower interest rates worth less). As a result, the value of each Fund's shares will vary. Each Fund is also subject to credit risk (the risk that a bond issuer will fail to make timely payments of interest or principal). In addition, if the bonds in a Fund's portfolio contain call provisions that are currently exercisable, these securities are likely to be redeemed during a period of declining interest rates and the Fund most likely will have to reinvest the proceeds in lower yielding securities. Each Fund, to the extent set forth under "Special Investment Methods," may engage in the following investment practices: the use of repurchase agreements and reverse repurchase agreements, the purchase and sale of securities on a when-issued or delayed delivery basis, which may increase the volatility of a Fund's net asset value, and the use of futures contracts and options on futures contracts for hedging purposes. Each Fund may purchase derivative tax-exempt securities, including inverse floating obligations, which may be more volatile than traditional fixed-rate tax-exempt securities. Recent market experience has shown that certain derivative securities may be extremely sensitive to changes in interest rates and, as a result, the prices of such securities may be extremely sensitive to changes in interest rates and, as a result, the prices of such securities may be highly volatile. All of these techniques may increase the volatility of a Fund's net asset value. All of these transactions involve certain special risks, as set forth under "Investment Objectives and Policies" and "Special Investment Methods."



SHAREHOLDER INQUIRES

   Any questions or communications regarding a shareholder account should be directed to your Piper Jaffray Investment Executive or, in the case of shares held through another broker-dealer, to IFTC at (800) 874-6205. General inquiries regarding the Funds should be directed to the Funds at the telephone number set forth on the cover page of this Prospectus.

                               FUND EXPENSES



                                                 National Tax-             Minnesota Tax-
                                                 Exempt Fund                Exempt Fund
                                                 -------------             --------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price) ..........     4.00%                       4.00%
Exchange Fee* ..................................    $   0                       $   0
ANNUAL FUND OPERATING EXPENSES (as a percentage
  of average net assets)
Management Fees ................................      .50%                        .50%
12b-1 Fees (after voluntary limitation)** ......      .22%                        .22%
Other Expenses .................................      .29%                        .19%
                                                    -----                       -----
  Total Fund Operating Expenses (after
     voluntary limitations) ....................     1.01%                        .91%

--------------
 * There is a $5.00 fee for each exchange in excess of four exchanges per year. See "How to Purchase Shares -- Exchange Privilege."

** See the discussion below for an explanation of voluntary Rule 12b-1 fee limitations.


EXAMPLE
    For each of the Funds, you would pay the following expenses on a $1,000 investment assuming (1) a 5% annual return and (2) redemption at the end of each time period:


                                    1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                    ------    -------    -------    --------
National Fund .....................  $50        $71        $94         $159
Minnesota Fund ....................  $49        $68        $88         $147



    The purpose of the above Fund Expenses table is to assist you in understanding the various costs and expenses that investors in the Funds will bear directly or indirectly. THE EXAMPLE CONTAINED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The information set forth in the table is based on actual expenses incurred by the Funds during the fiscal year ended September 30, 1995. The expenses for both Funds reflect a voluntary limitation by the Distributor of the fee payable to it under each Fund's Rule 12b-1 Plan to .22% of each Fund's average daily net assets. Absent such limitation, Total Fund Operating Expenses for National Fund and Minnesota Fund for the fiscal year ended September 30, 1995 would have been 1.09% and 0.99%, respectively, of average daily net assets. After fiscal 1996, such voluntary limitation may be revised or terminated at any time. The Adviser may or may not assume additional expenses of the Funds from time to time, in its discretion, while retaining the ability to be reimbursed by the Funds for expenses assumed during a fiscal year prior to the end of such year. The foregoing policy will have the effect of lowering a Fund's overall expense ratio and increasing yield to investors when such amounts are assumed or the inverse when such amounts are reimbursed. For additional information, including a more complete explanation of management and Rule 12b-1 fees, see "Management -- Investment Adviser" and "Distribution of Fund Shares."

                            FINANCIAL HIGHLIGHTS

    The following financial highlights show certain per share data and selected information for a share of capital stock outstanding during the indicated periods for each Fund. This information has been audited by KPMG Peat Marwick LLP, independent auditors, and should be read in conjunction with the financial statements of each Fund contained in its annual report. An annual report of each Fund is available without charge by contacting the Funds at 800-866-7778 (toll free). In addition to financial statements, the annual reports contain further information about the performance of the Funds.


NATIONAL FUND


                                                                       FISCAL YEAR ENDED SEPTEMBER 30,
                                               -------------------------------------------------------------------------------
                                                 1995      1994      1993      1992      1991      1990      1989      1988*
                                               -------   -------   -------   --------  --------  --------  --------  ---------
Net asset value, beginning of period ........  $10.22      11.76     10.94     10.51     9.91       9.99      10.03     10.00
                                               ------      -----     -----     -----    -----      -----      -----     -----
Operations:
  Net investment income .....................    0.60       0.57      0.61      0.66     0.68       0.68       0.71      0.12
  Net realized and unrealized gains (losses)
    on investments ..........................    0.47      (1.21)     0.94      0.43     0.60      (0.08)     (0.04)     0.03
                                               ------      -----     -----     -----    -----      -----      -----     -----
      Total from operations .................    1.07      (0.64)     1.55      1.09     1.28       0.60       0.67      0.15
                                               ------      -----     -----     -----    -----      -----      -----     -----
Distributions from net investment income++ ..   (0.60)     (0.57)    (0.61)    (0.66)   (0.68)     (0.68)     (0.71)    (0.12)
Distributions from realized capital
  gains -- net ..............................      --      (0.33)    (0.12)       --       --         --         --        --
                                               ------      -----     -----     -----    -----      -----      -----     -----
      Total distributions ...................   (0.60)     (0.90)    (0.73)    (0.66)   (0.68)     (0.68)     (0.71)    (0.12)
                                               ------      -----     -----     -----    -----      -----      -----     -----
Net asset value, end of period ..............  $10.69      10.22     11.76     10.94    10.51       9.91       9.99     10.03
                                               ------      -----     -----     -----    -----      -----      -----     -----
                                               ------      -----     -----     -----    -----      -----      -----     -----
Total return+ ...............................   10.30%     (5.72)%   14.76%    10.68%   13.31%      6.15%      6.82%     1.50%
Net assets, end of period (in millions) .....  $   57         68        79        59       46         36         36         5
Ratio of expenses to average daily net
  assets+++ .................................    1.01%      0.93%     0.94%      0.94%    0.92%     0.86%      0.80%     0.80%**
Ratio of net investment income to average
  daily net assets+++ .......................    5.37%      5.25%     5.42%      6.13%    6.59%     6.78%      6.56%     5.90%**
Portfolio turnover rate (excluding
  short-term securities .....................      28%        65%       43%        35%      59%       80%        57%       10%

------------------
  * Period from 7/11/88, (commencement of operations) to 9/30/88.
 ** Adjusted to an annual basis.
  + Total return is based on the change in net asset value during the year, assumes reinvestment of all distributions and does not reflect a sales charge.
 ++ Amounts included in distributions from net investment income that are taxable for federal income tax purposes are $0.001, $0.002, $0.013 and $0.03 per share for the years ended September 30, 1991, 1990 and 1989 and the period ended September 30, 1988, respectively.

+++ During the periods reflected above, the Adviser and the Distributor voluntarily waived fees and expenses. Had the maximum Rule 12b-1 fee of .30% been in effect and had the Fund paid all fees and expenses, the ratios of expenses and net investment income to average daily net assets would have been: 1.09%/5.29% in fiscal 1995, 1.03%/5.15% in fiscal 1994,
    1.04%/5.32% in fiscal 1993, 1.10%/5.97% in fiscal 1992, 1.15%/6.36% in fiscal 1991, 1.13%/6.51% in fiscal 1990, 1.62%/5.74% in fiscal 1989 and
    2.76%/3.94% in fiscal 1988. Beginning in fiscal 1995, the expense ratio reflects the effect of gross expenses paid indirectly by the Fund. Prior period expense ratios have been adjusted.

MINNESOTA FUND


                                                                       FISCAL YEAR ENDED SEPTEMBER 30,
                                               -------------------------------------------------------------------------------
                                                 1995      1994      1993      1992      1991      1990      1989      1988*
                                               -------   -------   -------   --------  --------  --------  --------  ---------
Net asset value, beginning of period ........  $10.28      11.43     10.79     10.46     9.92      10.06       9.94     10.00
                                               ------      -----     -----     -----    -----      -----      -----     -----
Operations:
  Net investment income .....................    0.66       0.61      0.62      0.64     0.66       0.66       0.68      0.12
  Net realized and unrealized gains (losses)
    on investments ..........................    0.53      (0.95)     0.68      0.33     0.54      (0.14)      0.12     (0.06)
                                               ------      -----     -----     -----    -----      -----      -----     -----
      Total from operations .................    1.19      (0.34)     1.30      0.97     1.20       0.52       0.80      0.06
                                               ------      -----     -----     -----    -----      -----      -----     -----
Distributions from net investment income++ ..   (0.66)     (0.61)    (0.62)    (0.64)   (0.66)     (0.66)     (0.68)    (0.12)
Distributions from realized capital
  gains -- net ..............................      --      (0.20)    (0.04)       --       --         --         --        --
                                               ------      -----     -----     -----    -----      -----      -----     -----
      Total distributions ...................   (0.66)     (0.81)    (0.66)    (0.64)   (0.66)     (0.66)     (0.68)    (0.12)
                                               ------      -----     -----     -----    -----      -----      -----     -----
Net asset value, end of period ..............  $10.81      10.28     11.43     10.79    10.46       9.92      10.06      9.94
                                               ------      -----     -----     -----    -----      -----      -----     -----
                                               ------      -----     -----     -----    -----      -----      -----     -----
Total return+ ...............................   11.38%     (3.14)%   12.52%     9.56%   12.49%      5.30%      8.23%     0.58%
Net assets, end of period (in millions) .....  $  134        162       169       132       83         63         51         9
Ratio of expenses to average daily net
  assets+++ .................................    1.91%      0.89%     0.91%      0.93%    0.92%     0.87%      0.80%     0.80%**
Ratio of net investment income to average
  daily net assets+++ .......................    5.80%      5.61%     5.62%      6.00%    6.44%     6.58%      6.45%     5.91%**
Portfolio turnover rate (excluding
  short-term securities .....................      30%        44%       29%        35%      22%       41%        54%       12%

------------------
  * Period from 7/11/88, (commencement of operations) to 9/30/88.
 ** Adjusted to an annual basis.
  + Total return is based on the change in net asset value during the year, assumes reinvestment of all distributions and does not reflect a sales charge.
 ++ Amounts included in distributions from net investment income that are taxable for federal income tax purposes are $0.003, $0.001, $0.012 and $0.011 and $0.020 per share for the years ended September 30, 1992, 1991, 1990 and 1989 and the period ended September 30, 1988, respectively.

+++ During the periods reflected above, the Adviser and the Distributor voluntarily waived fees and expenses. Had the maximum Rule 12b-1 fee of .30% been in effect and had the Fund paid all fees and expenses, the ratios of expenses and net investment income to average daily net assets would have been: 0.99%/5.72% in fiscal 1995, 0.99%/5.51% in fiscal 1994,
    1.00%/5.53% in fiscal 1993, 1.01%/5.92% in fiscal 1992, 1.05%/6.31% in fiscal 1991, 1.06%/6.39% in fiscal 1990, 1.33%/5.92% in fiscal 1989 and
    1.97%/4.74% in fiscal 1988. Beginning in fiscal 1995, the expense ratio reflects the effect of gross expenses paid indirectly by the Fund. Prior period expense ratios have been adjusted.

                       INVESTMENT OBJECTIVES AND POLICIES

GENERAL
     The investment objectives listed below cannot be changed without shareholder approval. The investment policies and techniques employed in pursuit of the Funds' objectives may be changed without shareholder approval, unless such policy or technique is designated as "fundamental," in which case shareholder approval is required.

     National Fund has an investment objective of maximum current income that is exempt from federal income taxes, consistent with prudent investment risk and preservation of capital. During periods of normal market conditions, National Fund will invest at least 80% of its net assets in Tax-Exempt Securities (as defined in the following section) the interest payable on which, in the opinion of bond counsel, is not includable in gross income for federal income tax purposes under existing laws and is not an item of tax preference for purposes of the federal alternative minimum tax. Such securities include, but are not limited to, securities issued by states, territories and possessions of the United States and the District of Columbia and their agencies, instrumentalities and political subdivisions.

     Minnesota Fund has an investment objective of maximum current income that is exempt from both federal and State of Minnesota income taxes, consistent with prudent investment risk and preservation of capital. During periods of normal market conditions, Minnesota Fund will invest at least 80% of its assets in Tax-Exempt Securities the interest payable on which, in the opinion of bond counsel, is not includable in federal gross income or in State of Minnesota taxable net income under existing laws (except for State of Minnesota franchise tax on corporations and financial institutions, which is measured by income) and is not an item of tax preference for purposes of the federal or State of Minnesota alternative minimum tax. Such securities include, but are not limited to, securities issued by the State of Minnesota, its agencies, instrumentalities and political subdivisions, and certain securities issued by United States territorial possessions. Ninety-five percent or more of the exempt-interest dividends paid by Minnesota Fund will be derived from interest income on obligations of the State of Minnesota or its political or governmental subdivisions, municipalities, governmental agencies or instrumentalities.

     There are risks in any investment program, and there is no assurance that the investment objective of either Fund will be achieved. The net asset value of the shares issued by each Fund will fluctuate with changes in the market values of each Fund's investments. See "Investment Objectives and Policies -- Investment Risks," below.


     Both Funds intend to emphasize investments in Tax-Exempt Securities with long-term maturities. The Tax-Exempt Securities purchased by each Fund will be securities rated, at the time of purchase, within the following grades assigned by either Moody's Investors Services, Inc. ("Moody's") (Aaa, Aa, A or Baa for long-term bonds; MIG-1 or MIG-2 for notes and other short-term obligations having fixed maturities; VMIG-1 or VMIG-2 for notes and other short-term obligations having a demand feature; and Prime-1 and Prime-2 for commercial paper) or Standard & Poor's Ratings Services
("Standard & Poor's") (AAA, AA, A or BBB for municipal bonds; SP-1 and SP-2 for state and municipal notes; and A-1 and A-2 for commercial paper) or will be unrated Tax-Exempt Securities which, at the time of purchase, are judged by the Adviser to be of comparable quality. Securities rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. If the rating of a bond held by one of the Funds drops below Baa or BBB, the Fund will conduct a credit analysis of the bond prior to determining whether to retain or dispose of it. In no event, however, will more than 5% of a Fund's net assets consist of securities that have been down-graded to a rating lower than BBB or Baa or, if unrated, that are no longer of a quality comparable to at least a BBB or Baa rating, as determined by the Adviser. The ratings of Moody's and Standard & Poor's represent their opinions as to the quality of the Tax-Exempt Securities which they undertake to rate. It should be emphasized, however, that ratings are general, and not absolute, standards of quality. Consequently, Tax-Exempt Securities of the same maturity, interest rate and rating may have different yields, while Tax-Exempt Securities of the same maturity and interest rate with different ratings may have the same yield. For a discussion of the various ratings assigned by Moody's and Standard & Poor's see Appendix A to the Statement of Additional Information.


     Rated as well as unrated Tax-Exempt Securities will be analyzed by the Adviser on the basis of available information as to creditworthiness and with a view to various qualitative factors and trends affecting Tax-Exempt Securities generally. It should be noted, however, that the amount of information about the financial condition of an issuer of Tax-Exempt Securities may not be as extensive as that which is made available by many issuers whose securities are more actively traded.

     During normal market conditions, each Fund may invest up to 20% of its net assets in taxable obligations. Additionally, during periods of abnormal market conditions when a defensive investment posture is warranted, each Fund temporarily may invest up to 100% of its net assets in taxable obligations. Such taxable obligations, whether purchased for liquidity or temporary defensive purposes, may include the following: Tax-Exempt Securities rated within the grades set forth above (or unrated and of comparable quality) that generate interest that is an item of tax preference for purposes of the federal or State of Minnesota alternative minimum tax; taxable municipal obligations rated within the grades set forth above for Tax-Exempt Securities (or unrated and of comparable quality); obligations of the United States government, its agencies or instrumentalities (such as Treasury bills, notes and bonds); corporate bonds rated within the three highest grades by either Moody's or Standard & Poor's; commercial paper rated within the two highest grades by either of such rating services; certificates of deposit and bankers' acceptances of domestic banks and savings institutions having total assets at the time of investment in excess of $1 billion or certificates of deposit of other domestic banks or savings institutions which are fully insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation; and repurchase agreements with respect to any of the securities in which the Fund may invest. The Funds may also hold their assets in cash.

     National Fund does not intend to invest more than 25% of its total assets in securities of governmental units located in any one state, territory or possession of the United States. In addition, neither Fund will invest more than 25% of its total assets in limited obligation bonds payable only from revenues derived from facilities or projects within a single industry. As to utility companies, gas, electric, water and telephone companies will be considered as separate industries.

TAX-EXEMPT SECURITIES

     Tax-Exempt Securities, as the term is used in this prospectus, include Municipal Obligations, Derivative Municipal Obligations and Municipal Lease Obligations, as defined below.

     MUNICIPAL OBLIGATIONS. Municipal Obligations include debt obligations issued by states, cities, local authorities, and possessions and certain territories of the United States, to obtain funds for various public purposes, including the construction of such public facilities as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include the refinancing of outstanding obligations and the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. In addition, certain industrial development, private activity and pollution control bonds may be included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax.

Municipal Obligations include long-term obligations, often called municipal bonds, as well as short-term municipal notes and tax-exempt commercial paper.
As noted above, however, the Funds intend to emphasize investments in Tax-Exempt Securities with long-term maturities.

     The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development, private activity and pollution control bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications, depending on numerous factors.

     Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indexes, such as a bank prime rate or a tax-exempt money market index. Accordingly, the yield on such obligations can be expected to fluctuate with changes in prevailing interest rates.

     Other Municipal Obligations are zero coupon securities, which are debt obligations which do not entitle the holder to any periodic payments prior to maturity and are issued and traded at a discount from their face amounts. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities having similar maturities and credit quality that do pay periodic interest.

     DERIVATIVE MUNICIPAL OBLIGATIONS. Each Fund may also acquire Derivative Municipal Obligations, which are custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain Municipal Obligations. The underwriter of these certificates or receipts typically purchases Municipal Obligations and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt a Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, it would be subject to state income tax (but not federal income tax) on the income it earned on the underlying security, and the yield on the security paid to the Fund and its shareholders would be reduced by the amount of taxes paid. Furthermore, amounts paid by the trust or custodial account to a Fund would lose their tax-exempt character and become taxable, for federal and state purposes, in the hands of the Fund and its shareholders. However, custodial receipts in which the Funds will invest will be accompanied by a tax opinion stating that interest payable on the receipts is tax exempt. If a Fund invests in custodial receipts, it is possible that a portion of the discount at which the Fund purchases the receipts might have to be accrued as taxable income during the period that the Fund holds the receipts. See "Tax Status -- Federal Taxation."

     The principal and interest payments on the Municipal Obligations underlying custodial receipts may be allocated in a number of ways. For example, payments may be allocated such that certain custodial receipts may have variable or floating interest rates and others may be stripped securities which pay only the principal or interest due on the underlying Municipal Obligations. The Funds currently do not invest in "interest only" or "principal only" custodial receipts. The Funds may invest in floating rate custodial receipts without limitation. Each Fund may also invest up to 20% of its total assets in custodial receipts which are "inverse floating obligations" (also sometimes referred to as "residual interest bonds"). These securities pay interest rates that vary inversely to changes in the interest rates of specified short-term Municipal Obligations or an index of short-term Municipal Obligations. The interest rates on inverse floating obligations will typically decline as short-term market interest rates increase and increase as short-term market rates decline. Such securities have the effect of providing a degree of investment leverage, since the interest rates on such securities will generally change at a rate which is a multiple (typically two) of the change in the interest rates of the specified short-term Municipal Obligations or index. As a result, the market values of inverse floating obligations will generally be more volatile than the market values of fixed-rate Municipal Obligations and investments in these types of obligations will increase the volatility of the net asset value of shares of the Funds.

     Types of Derivative Municipal Obligations other than those described above can be expected to be developed and marketed from time to time. Consistent with their investment limitations, the Funds expect to invest in those new types of Derivative Municipal Obligations that the Adviser believes may assist the Funds in achieving their investment objectives. Each Fund will notify its shareholders to the extent that it intends to invest more than 5% of its net assets in such obligations.

     MUNICIPAL LEASE OBLIGATIONS. Also included within the general category of Tax-Exempt Securities are lease obligations or installment purchase contract obligations and participations therein issued by tax-exempt issuers such as state and local governments and their agencies and instrumentalities to finance the acquisition of equipment and facilities (hereinafter collectively called "Municipal Lease Obligations"). Each Fund may invest up to 20% of the value of its net assets in Municipal Lease Obligations. Although Municipal Lease Obligations do not constitute general obligations of the issuer for which such issuer's taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the issuer's covenant to budget for, appropriate and make the payments due under the obligation. However, certain Municipal Lease Obligations contain "non-appropriation" clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the Funds ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult. In determining Municipal Lease Obligations in which the Funds will invest, the Adviser will carefully evaluate the outstanding credit rating of the issuer (and the probable secondary market acceptance of such credit rating). Additionally, the Adviser may require that certain municipal lease obligations be issued or backed by a letter of credit or put arrangement with an independent financial institution.

SPECIAL CONSIDERATIONS REGARDING INVESTMENTS IN MINNESOTA TAX-EXEMPT SECURITIES

     As described herein, except during temporary defensive periods, Minnesota Fund will invest in Minnesota Tax-Exempt Securities. The Fund is therefore susceptible to political, economic or regulatory factors affecting issuers of Minnesota Tax-Exempt Securities. The following information provides only a brief summary of the complex factors affecting the financial situation in Minnesota. This information is derived from sources that are generally available to investors and is based in part on information obtained from various State and local agencies in Minnesota. It should be noted that the creditworthiness of obligations issued by local Minnesota issuers may be unrelated to the creditworthiness of obligations issued by the State of Minnesota, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default. For further information, see "Investment Objectives, Policies and Restrictions" in the Statement of Additional Information.

     Minnesota's constitutionally prescribed fiscal period is a biennium, and Minnesota operates on a biennial budget basis. Legislative appropriations for each biennium are prepared and adopted during the final legislative session of the immediately preceding biennium. Prior to each fiscal year of a biennium, the State's Department of Finance allots a portion of the applicable biennial appropriation to each agency or other entity for which an appropriation has been made. An agency or other entity may not expend monies in excess of its allotment. If revenues are insufficient to balance total available resources and expenditures, the State's Commissioner of Finance, with the approval of the Governor, is required to reduce allotments to the extent necessary to balance expenditures and forecasted available resources for the then current biennium. The Governor may prefer legislative action when a large reduction in expenditures appears necessary, and if the State's legislature is not in session the Governor is empowered to convene a special session.



     Frequently in recent years, legislation has been required to eliminate projected budget deficits by raising additional revenue, reducing expenditures, including aids to political subdivisions and higher education, reducing the State's budget reserve, imposing a sales tax on purchases by local governmental units, and making other budgetary adjustments. The Minnesota Department of Finance has projected that the State will complete its current biennium June 30, 1997 with a $350 million cash flow account balance plus a $204 million budget reserve. Total General Fund expenditures and transfers for the biennium were projected to be $18.2 billion. State expenditures for education finance (K-12), post-secondary education, and human services in the biennium ending June 30, 1997 are not anticipated to be sufficient to maintain, current program levels. Although it is not possible to anticipate economic performance four years into the future, planning estimates (extrapolations) for the biennium ending June 30, 1999 show a substantial General Fund deficit of $812 million, after funding a $350 million cash flow account plus a $204 million budget reserve, if current law is not changed. This indicates the likelihood of additional revenue increases or spending cuts relative to current law. The State is party to a variety of civil actions that could adversely affect the State's General Fund. In addition, substantial portions of State and local revenues are derived from federal expenditures, and reductions in federal aid to the State and its political subdivisions and other federal spending cuts may have substantial adverse effects on the economic and fiscal condition of the State and its local governmental units. Risks are inherent in making revenue and expenditure forecasts. Economic or fiscal conditions less favorable than those reflected in state budget forecasts and planning estimates may create additional budgetary pressures.


     State grants and aids represent a large percentage of the total revenues of cities, towns, counties and school districts in Minnesota. Even with respect to bonds that are revenue obligations of the issuer and not general obligations of the State, there can be no assurance that the fiscal problems referred to above will not adversely affect the market value or marketability of the bonds or the ability of the respective obligors to pay interest on and principal of the bonds.


     Both possible future changes in federal and State income tax laws, including rate reductions, and recent Minnesota tax legislation could adversely affect the value and marketability of Minnesota municipal bonds that are held by the Fund. See "Tax Status -- Minnesota Taxation" below.


INVESTMENT RISKS

     As mutual funds investing in debt securities, each Fund is subject to interest rate risk, which is the potential for a decline in the prices of fixed-income securities in which the Funds invest due to rising interest rates. When interest rates rise, the prices of long-term fixed-income securities generally fall. Conversely, when interest rates fall, the prices of such securities generally rise. The magnitude of these fluctuations will generally be greater at times when a Fund's average maturity is longer. Each Fund is also subject to credit risk. Credit risk, also known as default risk, is the possibility that an issuer of a security will fail to make timely payments of interest or principal. Changes by recognized rating services in the credit ratings of Tax-Exempt Securities, as well as changes in the perception of the ability of an issuer to make payments of interest and principal, will also affect the value of the Funds' investments. Changes in the value of a Fund's portfolio securities will not affect interest income derived from those securities but will affect the Fund's net asset value.

     The Funds are also subject to call risk. Certain Tax-Exempt Securities which may be held by the Funds permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem Tax-Exempt Securities held by a Fund during a time of declining interest rates, the Fund might not be able to reinvest the proceeds in Tax-Exempt Securities providing as high a level of investment return as the securities redeemed.

     Investments in inverse floating obligations also subject the Funds to risk. Interest rates on these securities typically decline as short-term market interest rates increase and increase as short-term market rates decline. As discussed above, such securities have the effect of providing a degree of investment leverage and, as a result, the market values of such securities will generally be more volatile than the market values of fixed-rate Tax-Exempt Securities. See "Investment Objectives and Policies -- Tax-Exempt Securities -- Derivative Municipal Obligations."

     Each Fund may invest in unrated Tax-Exempt Securities determined by the Adviser, at the time of investment, to be of comparable quality to the rated securities in which the Fund invests. The Funds will be more dependent upon the Adviser's investment analysis of such non-rated Tax-Exempt Securities than in the case of rated securities.

     The Adviser believes that, in general, the secondary market for Tax-Exempt Securities is less liquid than that for taxable fixed-income securities. Consequently, the ability of a Fund to buy and sell Tax-Exempt Securities may, at any particular time and with respect to any particular securities, be limited. The amount of information about the financial condition of an issuer of Tax-Exempt Securities may not be as extensive as information about corporations whose securities are publicly traded. Obligations of issuers of Tax-Exempt Securities may be subject to provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the United States Bankruptcy Code and applicable state laws, which could limit the ability of a Fund to recover payments of principal or interest on such obligations.

     Minnesota Fund is a "non-diversified" fund under the 1940 Act. This means that it may invest its assets in the securities of a limited number of issuers. Under the Internal Revenue Code, however, the Fund generally may not invest more than 25% of its assets in securities of any one issuer, other than U.S. Government securities. Also with respect to 50% of its total assets, the Fund may not invest more than 5% of its total assets in the securities on any one issuer (other than U.S. Government securities).
Because of the relatively small number of issuers of Minnesota Tax-Exempt Securities, Minnesota Fund is more likely to invest a higher percentage of its assets in the securities of a single issuer or of a limited number of issuers than a diversified investment company that invests in a broader range of securities. This practice involves an increased risk of loss to the Fund if the issuers were to be unable to make interest or principal payments or if the market values of such securities were to decline.

     The investment techniques used by each Fund also pose certain risks. See "Special Investment Methods."

     Because of the risks associated with fixed-income investments, the Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term interest rate movements. No assurance can be given that the Funds will achieve their objectives or that shareholders will be protected from the risk of loss that is inherent in fixed-income investing.

                       SPECIAL INVESTMENT METHODS


REPURCHASE AGREEMENTS


     Each Fund may enter into repurchase agreements with respect to securities issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities. A repurchase agreement involves the purchase by a Fund of securities with the condition that after a stated period of time the original seller (a member bank of the Federal Reserve System or a recognized securities dealer) will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. In the event the original seller defaults on its obligation to repurchase, as a result of its bankruptcy or otherwise, the Fund will seek to sell the collateral, which action could involve costs or delays. In such case, the Fund's ability to dispose of the collateral to recover such investment may be restricted or delayed. While collateral will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest due thereunder), to the extent proceeds from the sale of collateral were less than the repurchase price a Fund would suffer a loss. Repurchase agreements maturing in more than seven days are considered illiquid and subject to each Fund's restriction on investing in illiquid securities. See "-- Illiquid Securities" below. Additionally, interest earned by a Fund from repurchase agreements will not be treated for federal or State of Minnesota income tax purposes as tax-exempt interest. For additional information concerning repurchase agreements, see "Investment Objectives, Policies and Restrictions" in the Statement of Additional Information.


REVERSE REPURCHASE AGREEMENTS

     The Funds may engage in "reverse repurchase agreements" with banks and securities dealers. Reverse repurchase agreements are ordinary repurchase agreements in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed upon time an price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. Because certain of the incidents of ownership of the security are retained by the Fund, reverse repurchase agreements are considered a form of borrowing by the Fund from the buyer, collateralized by the security. At the time a Fund enters into a reverse repurchase agreement, cash, U.S. government securities or other liquid high-grade debt obligations having a value sufficient to make payments for the securities to be repurchased will be segregated, and will be maintained throughout the period of the obligation. Reverse repurchase agreements may be used as a means of borrowing for investment purposes. This speculative technique is referred to as leveraging. Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may not be deductible for tax purposes and which could possibly exceed interest income earned by the Fund on the investment of such borrowed money. No more than 25% of the total assets of either Fund will at any time be subject to reverse repurchase agreements.

BORROWING

Each Fund may borrow money from banks for temporary or emergency purposes in an amount up to 10% of the value of its total assets. Interest paid by a Fund on borrowed funds would decrease the net earnings of that Fund. Neither Fund will purchase portfolio securities while outstanding borrowings (other than reverse repurchase agreements) exceed 5% of the value of the Fund's total assets. Each Fund may mortgage, pledge or hypothecate its assets in an amount not exceeding 10% of the value of its total assets to secure temporary or emergency borrowing. The policies set forth in this paragraph are fundamental and may not be changed without the approval of a majority of a Fund's shares.

WHEN-ISSUED SECURITIES

     Each Fund may purchase and sell Tax-Exempt Securities on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 30-45 days.) On such transactions the payment obligations and the interest rate are fixed at the time the buyer enters into the commitment. Pending delivery of the securities, each Fund maintains in a segregated account cash or liquid high-grade debt obligations in an amount sufficient to meet its purchase commitments. The commitment to purchase securities on a when-issued or delayed delivery basis involves an element of risk because the value of the securities is subject to market fluctuation. No interest accrues to the purchaser prior to the settlement of the transaction and at the time of delivery the market value of the securities may be less than cost. Purchasing securities on a when-issued or delayed delivery basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. These risks could result in increased volatility of a Fund's net asset value to the extent that the Fund purchases securities on a when-issued or delayed delivery basis while remaining substantially fully invested. Although the Funds will only make commitments to purchase such obligations with the intention of actually acquiring the securities, the Funds may each sell these securities before the settlement date. If a Fund sells a when-issued or delayed delivery security before the settlement date, any gain or loss would not be exempt from federal or Minnesota income tax. For purposes of the Funds' investment policies, the purchase of securities with a settlement date occurring on the Public Securities Association approved settlement date is considered a normal delivery and not a when-issued or delayed delivery purchase. For additional information concerning when-issued and delayed delivery transactions, see "Investment Objectives, Policies and Restrictions" in the Statement of Additional Information.

PUTS

     Each Fund may purchase Tax-Exempt Securities which provide for the right to resell them to the issuer, a bank or a broker-dealer at a specified price within a specified period of time prior to the maturity date of such obligations. Such a right to resell, which is commonly known as a "put," may be sold, transferred or assigned only with the underlying security or securities. Each Fund may pay a higher price for a Tax-Exempt Security with a put than would be paid for the same security without a put. The primary purpose of purchasing Tax-Exempt Securities with puts is to permit each Fund to be as fully invested as practicable in Tax-Exempt Securities while at the same time providing the Fund with appropriate liquidity. For additional information concerning puts, see "Investment Objectives, Policies and Restrictions" in the Statement of Additional Information.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     The Funds may purchase and sell municipal bond index futures contracts and interest rate futures contracts. The futures contracts in which the Funds may invest have been developed by and are traded on national commodity exchanges. Municipal bond index futures contracts are based upon The Bond Buyer Municipal Bond Index, an index comprised of tax-exempt bonds rated A-or higher by Standard & Poor's or A or higher by Moody's, with remaining maturities of 19 years or more. A buyer entering into a municipal bond index futures contracts will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the index on the last day of the contract and the value of the index established by the contract. An interest rate futures contract is an agreement to purchase or sell an agreed amount of debt securities at a set price for delivery on a future date.


     The purpose of the acquisition or sale of a futures contract by a Fund is to hedge against fluctuations in the value of its portfolio without actually buying or selling securities. For example, if interest rates are expected to increase, a Fund might sell futures contracts. If interest rates did increase, the value of the securities in the Fund's portfolio would decline, but the value of the Fund's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. If, on the other hand, the Fund held cash reserves and short-term investments pending anticipated investment in long-term obligations and interest rates were expected to decline, the Fund might purchase interest rate or municipal bond index futures contracts. Since the behavior of such contracts would generally be similar to that of long-term securities, the Fund could take advantage of the anticipated rise in the value of long-term securities without actually buying them until the market had stabilized. At this time, the Fund could accept delivery under the futures contracts or the futures contracts could be liquidated and the Fund's reserves could then be used to buy long-term securities in the cash market. The Funds will engage in such transactions only for hedging purposes, on either an asset-based or a liability-based basis, in each case in accordance with the rules and regulations of the Commodity Futures Trading Commission. See Appendix B to the Statement of Additional Information.

     The Funds may also purchase and sell put and call options on futures contracts and enter into closing transactions with respect to such options to terminate existing positions. The Funds may use such options on futures contracts in connection with their hedging strategies in lieu of purchasing and selling the underlying futures contracts.

     There are risks in using futures contracts and options on futures contracts as hedging devices. The primary risks associated with the use of futures contracts and options thereon are (a) the prices of futures contracts and options may not correlate perfectly with the market value of the securities subject to the hedge and (b) the possible lack of liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. With respect to municipal bond index futures contracts, the degree of correlation will depend, among other things, upon the differences between the municipal securities being hedged and the municipal securities underlying the municipal bond index futures contract. The risk that a Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

     Additional information with respect to futures contracts and options on futures contracts is set forth in Appendix B to the Statement of Additional Information.

OTHER HEDGING INSTRUMENTS

     The Funds expect the new types of futures contracts, options thereon, and put and call options on municipal securities and indexes may be developed in the future that will further enable the Funds to hedge against changes in the value of their portfolio securities. As new types of hedging futures and options instruments are developed and offered to investors, the Adviser will, consistent with each Fund's investment objective, policies and quality standards, be permitted to invest in such new types of instruments, provided that any decision to so invest will be followed by supplementation of this Prospectus.

ILLIQUID SECURITIES

     As a nonfundamental investment restriction which may be changed at any time without shareholder approval, each Fund may invest up to 15%, of its net assets in illiquid securities. A security is considered illiquid if it cannot be sold in the ordinary course of business within seven days at approximately the price at which it is valued. Illiquid securities may offer a higher yield than securities which are more readily marketable, but they may not always be marketable on advantageous terms.

     The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. A Fund may be restricted in its ability to sell such securities at a time when the Adviser deems it advisable to do so. In addition, in order to meet redemption requests, a Fund may have to sell other assets, rather than such illiquid or restricted securities, at a time which is not advantageous.

     "Restricted securities" are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). Such securities generally have been considered illiquid, since they may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. In 1990, however, the SEC adopted Rule 144A under the 1933 Act, which provides a safe harbor exemption from the registration requirements of the 1933 Act for resales of restricted securities to "qualified institutional buyers," as defined in the rule. The result of this rule has been the development of a more liquid and efficient institutional resale market for restricted securities. Thus, restricted securities are no longer necessarily illiquid. Neither Fund is subject to any limitation on its ability to invest in securities simply because such securities are restricted. The Funds may therefore invest in Rule 144A securities and treat them as liquid when they have been determined to be liquid by the Board of Directors of the Company or by the Adviser subject to the oversight of and pursuant to procedures adopted by the Board of Directors. See "Investment Objectives, Policies and Restrictions -- Illiquid Securities" in the Statement of Additional Information. Similar determinations may be made with respect to commercial paper issued in reliance upon the so-called "private placement" exemption from registration under Section 4 (2) of the 1933 Act and with respect to municipal lease obligations.

PORTFOLIO TURNOVER

     While it is not the policy of either Fund to trade actively for short-term profits, each Fund will dispose of securities without regard to the time they have been held when such action appears advisable to the Adviser. In the case of each Fund, frequent changes may result in higher transaction and other costs for the Fund. The method of calculating portfolio turnover rate is set forth in the Statement of Additional Information under "Investment Objectives, Policies and Restrictions -- Portfolio Turnover." Portfolio turnover rates for the Funds are set forth in "Financial Highlights."

INVESTMENT RESTRICTIONS

     Each Fund has adopted certain investment restrictions in addition to those set forth above. Included among these restrictions are the following nonfundamental investment restrictions which may be changed at any time without shareholder approval: (1) Neither Fund will invest more than 5% of its total assets in the securities of other investment companies except as part of a merger, consolidation or acquisition of assets. (2) Neither Fund will invest more than 5% of its total assets in the securities of issuers which, with their predecessors, have a record of less than three years' continuous operation. (3) Neither Fund will invest more than 5% of its total assets in foreign securities. A list of each Fund's fundamental and nonfundamental investment restrictions is set forth in the Statement of Additional Information.

     Except for each Fund's policy regarding borrowing, if a percentage restriction set forth under "Investment Objectives and Policies" or under "Special Investment Methods" is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction.

                                   MANAGEMENT

BOARD OF DIRECTORS

     The Company's Board of Directors has the primary responsibility for overseeing the overall management of the Company and electing its officers.

INVESTMENT ADVISER

     Piper Capital Management Incorporated has been retained under an Investment Advisory and Management Agreement with the Company to act as the Funds' investment adviser subject to the authority of the Board of Directors.


     In addition to acting as the investment adviser for the other series of the Company, the Adviser furnishes investment advice to a number of other open-end and closed-end investment companies and to various other concerns including pension and profit sharing funds, corporate funds and individuals. As of November 1, 1995, the Adviser rendered investment advice regarding approximately $9 billion of assets. The Adviser is a wholly owned subsidiary of Piper Jaffray Companies Inc., a publicly held corporation which is engaged through its subsidiaries in various aspects of the financial services industry. The address of the Adviser is Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402.


     The Adviser furnishes each Fund with investment advice and supervises the management and investment programs of the Funds. The Adviser furnishes at its own expense all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Funds. The Adviser also provides investment advisory facility and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Funds. In addition, the Adviser pays the salaries and fees of all officers and directors of the Company who are affiliated with the Adviser.

     Under the Investment Advisory and Management Agreement, the Funds pay the Adviser monthly advisory fees. The fee for each Fund is paid at an annual rate of .50% on average daily net assets up to $250 million, .45% on average daily net assets over $250 million and up to $500 million and .40% on average daily net assets over $500 million.

PORTFOLIO MANAGEMENT


     Ronald R. Reuss and Douglas J. White have shared primary responsibility for the day-to-day management of the Funds since they commenced operations in 1988. Mr. Reuss has been a Senior Vice President of the Adviser since 1989, prior to which he had been a Vice President since 1986. He is the Adviser's chief economist and also manages other open-end and closed-end mutual funds and private accounts. Mr. Reuss earned an MA from Cleveland State University and has approximately 26 years of investment experience.


     Mr. White has been a Senior Vice President of the Adviser since 1991, prior to which he had been a Vice President since 1989 and a portfolio manager since 1987. Mr. White manages other open-end and closed-end mutual funds and private accounts. He is a Chartered Financial Analyst, earned an MBA from the University of Minnesota and has approximately 12 years of investment experience.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND CUSTODIAN

     Investors Fiduciary Trust Company ("IFTC"), 127 West Tenth Street, Kansas City, Missouri 64105, (800) 874-6205, serves as Custodian for the Funds' portfolio securities and cash and as Transfer Agent and Dividend Disbursing Agent for the Funds.


     The Company has entered into Shareholder Account Servicing Agreements with the Distributor and Piper Trust Company, an affiliate of the Distributor and the Adviser. Under these agreements the

Distributor and Piper Trust Company provide transfer agent and dividend
disbursing agent services for certain shareholder accounts.   For more
information, see "Investment Advisory and Other Services -- Transfer Agent and Dividend Disbursing Agent" in the Statement of Additional Information.


PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     The Adviser selects brokers or futures commission merchants to use for the Funds' portfolio transactions. In making its selection, the Adviser may consider a number of factors, which are more fully discussed in the Statement of Additional Information, including, but not limited to, research services, favorableness of net price, the reasonableness of commissions, and quality of services and execution. A broker's sales of shares of any series of the Company may also be considered a factor if the Adviser is satisfied that a Fund would receive from that broker the most favorable price and execution then available for a transaction. Transactions in Tax-Exempt Securities will generally be with the issuer or with dealers acting on a principal basis. However, portfolio transactions for the Funds which are executed on an agency basis may be effected through the Distributor. For more information, see "Portfolio Transactions and Allocation of Brokerage" in the Statement of Additional Information.


                           DISTRIBUTION OF FUND SHARES

     Piper Jaffray acts as the principal distributor of the Funds' shares. The Company has adopted a Distribution Plan (the "Plan") as required by Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is paid a total fee in connection with the servicing of each Fund's shareholder accounts and in connection with distribution related services provided with respect to each Fund. This fee is calculated and paid monthly at an annual rate equal to .30% of the average daily net assets of each Fund.


     A portion of the total fee equal to 0.05% of each Fund's average daily net assets is categorized as a distribution fee intended to compensate the Distributor for its expenses incurred in connection with the sale of Fund shares. The remaining portion of the fee, equal to .25% of each Fund's average daily net assets, is categorized as a servicing fee intended to compensate the Distributor for ongoing servicing and/or maintenance of shareholder accounts. The Distributor has voluntarily agreed to limit the total fee payable under the Plan to .22% of each Fund's average daily net assets. This limitation may be revised or terminated at any time after fiscal 1996 year end. Payments made under the Plan are not tied exclusively to expenses actually incurred by the Distributor and may exceed such expenses. The Adviser and the Distributor, out of their own assets, may pay for certain expenses incurred in connection with the distribution of shares of the Funds. In particular, the Adviser may make payments out of its own assets to Piper Jaffray Investment Executives and other broker dealers in connection with their sales of shares of the Funds. See "How to Purchase Shares -- Purchase Price." Further information regarding the Plan is contained in the Statement of Additional Information.


     The Distributor uses all or a portion of its servicing fee to make payments to Investment Executives of the Distributor and broker-dealers which have entered into sales agreements with the Distributor. If shares of a Fund are sold by a representative of a broker-dealer other than the Distributor, the broker-dealer is paid .20% of the average daily net assets of the Fund attributable to shares sold by the broker-dealer's representative. If shares of a Fund are sold by an Investment Executive of the Distributor, compensation is paid to the Investment Executive in the manner set forth in a written agreement, in an amount not to exceed .20% of the average daily net assets of the Fund attributable to shares sold by the Investment Executive.

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                             HOW TO PURCHASE SHARES


GENERAL

     The Funds' shares may be purchased at the public offering price from the Distributor and from other broker-dealers who have sales agreements with the Distributor. The address of the Distributor is that of the Funds. The Distributor reserves the right to reject any purchase order. You should be aware that, because the Funds do not issue stock certificates, Fund shares must be kept in an account with the Distributor or with IFTC. All investments must be arranged through your Piper Jaffray Investment Executive or other broker-dealer.

PURCHASE PRICE

     You may purchase shares of the Funds at the net asset value per share next calculated after receipt of your order by your Piper Jaffray Investment Executive or other broker-dealer, plus a front-end sales charge as follows:

                                                       Sales Charge         Sales Charge
                                                    as a Percentage of   as a Percentage of
          Amount of Transaction at Offering Price     Offering Price       Net Asset Value
          ---------------------------------------   ------------------   ------------------
          Less than $100,000.....................          4.00%                 4.17%
          $100,000 but less than $250,000........          3.25%                 3.36%
          $250,000 but less than $500,000........          2.50%                 2.56%
          $500,000 and over......................          0.00%                 0.00%


     This table sets forth total sales charges or underwriting commissions. The Distributor may reallow up to the entire sales charge to broker-dealers in connection with their sales of shares. These broker-dealers may, by virtue of such reallowance, be deemed to be "underwriters" under the 1933 Act.

     The Distributor will make certain payments to its Investment Executives and to other broker-dealers in connection with their sales of Fund shares. See "Distribution of Fund Shares" above. In addition, the Distributor or the Adviser, at their own expense, provide promotional incentives to Investment Executives of the Distributor and to broker-dealers who have sales agreements with the Distributor in connection with sales of shares of the Funds, other series of the Company and other mutual funds for which the Adviser acts as investment adviser. In some instances, these incentives may be made available only to certain Investment Executives or broker-dealers who have sold or may sell significant amounts of such shares. The incentives may include payment for travel expenses, including lodging at luxury resorts, incurred in connection with sales seminars.


PURCHASES OF $500,000 OR MORE

     If you make a purchase of $500,000 or more (including purchases made under a Letter of Intent), a 1% contingent deferred sales charge will be assessed in the event you redeem shares within 24 months following the purchase. This sales charge will be paid to the Distributor. For more information, please refer to the Contingent Deferred Sales Charge section of "How To Redeem Shares." The Distributor currently pays its Investment Executives and other broker-dealers fees in connection with these purchases as follows:


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                                                                Fee as
                                                             a Percentage
                   Amount of Transaction                  of Offering Price
                   ---------------------                  -----------------
                   First $1,000,000.......................      1.00%
                   Next  $2,000,000.......................      0.75%
                   Next  $2,000,000.......................      0.50%
                   Next  $5,000,000.......................      0.25%
                   Above $10,000,000......................      0.15%

     Piper Jaffray Investment Executives and other broker-dealers generally will not receive a fee in connection with purchases on which the contingent deferred sales charge is waived. However, the Distributor, in its discretion, may pay a fee out of its own assets to its Investment Executives and other broker-dealers in connection with purchases by employee benefit plans on which no sales charge is imposed. Please see the Special Purchase Plans section of "Reducing Your Sales Charge."


MINIMUM INVESTMENTS

     A minimum initial investment of $250 is required. There is no minimum for subsequent investments. The Distributor, in its discretion, may waive the minimum.


                         REDUCING YOUR SALES CHARGE

     You may qualify for a reduced sales charge through one or more of several plans. You must notify your Piper Jaffray Investment Executive or broke-dealer at the time of purchase to take advantage of these plans.


AGGREGATION

     Front-end or initial sales charges may be reduced or eliminated by aggregating your purchase with purchases of certain related personal accounts. In addition, purchases made by members of certain organized groups will be aggregated for purposes of determining sales charges. Sales charges are calculated by adding the dollar amount of your current purchase to the higher of the cost or current value of shares of any Piper fund sold with a sales charge that are currently held by you and your related accounts or by other members of your group.

     QUALIFIED GROUPS. You may group purchases in the following personal accounts together:

     -   Your individual account.

     -   Your spouse's account.

     -   Your children's accounts (if they are under the age of 21).

     - Your employee benefit plan accounts if they are exclusively for your benefit. This includes accounts such as IRAs, individual 403(b) plans or single-participant Keogh-type plans.

     - A single trust estate or single fiduciary account if you are the trustee or fiduciary.

     Additionally, purchases made by members of any organized group meeting the requirements listed below may be aggregated for purposes of determining sales charges:

     -   The group has been in existence for more than six months.


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     -   It is not organized for the purpose of buying redeemable securities of a registered investment company.

     - Purchases must be made through a central administration, or through a single dealer, or by other means that result in economy of sales effort or expense.

     An organized group does not include a group of individuals whose sole organizational connection is participation as credit card holders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.


RIGHT OF ACCUMULATION

     Sales charges for purchases of Fund shares into Piper Jaffray accounts will be automatically calculated taking into account the dollar amount of any new purchases along with the higher of current value or cost of shares previously purchased in any other mutual fund managed by the Adviser (except Hercules Funds Inc.) that was sold with a sales charge. For other broker-dealer accounts, you should notify your Investment Executive at the time of purchase of additional Piper fund shares you may own.


LETTER OF INTENT

     Your sales charge may be reduced by signing a non-binding Letter of Intent. This Letter of Intent will state your intention to invest $100,000 or more in any of the mutual funds managed by the Adviser that are sold with a sales charge (except Hercules Funds Inc.) over a 13-month period, beginning not earlier than 90 days prior to the date you sign the Letter. You will pay the lower sales charge applicable to the total amount you plan to invest over the 13-month period. Part of your shares will be held in escrow to cover additional sales charges that may be due if you do not invest the planned amount. Please see "Purchase of Shares" in the Statement of Additional Information for more details. You can contact your Piper Jaffray Investment Executive or other broker-dealer for an application.


                            SPECIAL PURCHASE PLANS

     For more information on any of the following special purchase plans, contact your Piper Jaffray Investment Executive or other broker-dealer.


PURCHASE BY PIPER JAFFRAY COMPANIES INC., ITS SUBSIDIARIES AND ASSOCIATED
PERSONS

     Piper Jaffray Companies Inc. and its subsidiaries may buy shares of the Funds without incurring a sales charge. The following persons associated with such entities also may buy Fund shares without paying a sales charge:

     -   Officers, directors and partners.

     -   Employees and retirees.

     -   Sales representatives.

     -   Spouses or children under the age of 21 of any of the above.

     - Any trust, pension, profit-sharing or other benefit plan for any of the above.


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PURCHASES BY BROKER-DEALERS

     Employees of broker-dealers who have entered into sales agreements with the Distributor, and spouses and children under the age of 21 of such employees, may buy shares of the Funds without incurring a sales charge.


PURCHASES BY OTHER INDIVIDUALS WITHOUT A SALES CHARGE


     The following other individuals and entities may buy Fund shares without paying a sales charge:

     - Clients of the Adviser buying shares of the Funds in their advisory accounts.

     - Discretionary accounts at Piper Trust Company and participants in investment companies exempt from registration under the 1940 Act that are managed by the Adviser.

     - Trust companies and bank trust departments using funds over which they exercise exclusive discretionary investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity.

     - Investors purchasing shares through a Piper Jaffray Investment Executive if the purchase of such shares is funded by the proceeds from the sale of shares of any non-money market open-end mutual fund. This privilege is available for 30 days after the sale.


                                   HOW TO REDEEM SHARES

NORMAL REDEMPTION

     You may redeem all or a portion of your shares on any day that a Fund values its shares. (Please refer to "Valuation of Shares" below for more information.) Your shares will be redeemed at the net asset value next calculated after the receipt of your instructions in good form by your Piper Jaffray Investment Executive or other broker-dealer as explained below.

     PIPER JAFFRAY INC. ACCOUNTS. To redeem your shares, please contact your Piper Jaffray Investment Executive with an oral request to redeem your shares.

     OTHER BROKER-DEALER ACCOUNTS. To redeem your shares, you may either contact your broker-dealer with an oral request or send a written request directly to the Funds' transfer agent, IFTC. This request should contain: the dollar amount or number of shares to be redeemed, your Fund account number and either a social security or tax identification number (as applicable). You should sign your request in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign. A signature guarantee is required for redemptions over $25,000. Please contact IFTC or refer to "Redemption of Shares" in the Statement of Additional Information for more details.


CONTINGENT DEFERRED SALES CHARGE

     If you invest $500,000 or more and, as a result, pay no front-end sales charge, you may incur a contingent deferred sales charge if you redeem within 24 months. This charge will be equal to 1% of the lesser of the net asset value of the shares at the time of purchase or at the time of redemption. This charge does not apply to amounts representing an increase in the value of Fund shares due to capital appreciation or to shares acquired through reinvestment of dividend or capital gain distributions. In determining

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whether a contingent deferred sales charge is payable, shares that are not subject to any deferred sales charge will be redeemed first, and other shares will then be redeemed in the order purchased.

     LETTER OF INTENT. In the case of a Letter of Intent, the 24-month period begins on the date the Letter of Intent is completed.

     SPECIAL PURCHASE PLANS. If you purchased your shares through one of the plans described above under "Special Purchase Plans," the contingent deferred sales charge will be waived. In addition, the contingent deferred sales charge will be waived in the event of:

     - The death or disability (as defined in Section 72(m)(7) of the Code) of the shareholder. (This waiver will be applied to shares held at the time of death or the initial determination of disability of either an individual shareholder or one who owns the shares as a joint tenant with the right of survivorship or as a tenant in common.)

     - Involuntary redemptions effected pursuant to the right to liquidate shareholder accounts having an aggregate net asset value of less than $200.

     EXCHANGES. If you exchange your shares, no contingent deferred sales charge will be imposed. However, the charge will apply if you subsequently redeem the new shares within 24 months of the original purchase.

     REINSTATEMENT PRIVILEGE. If you elect to use the Reinstatement Privilege (please see "Shareholder Services" below), any contingent deferred sales charge you paid will be credited to your account (proportional to the amount reinvested). Please see "Redemption of Shares" in the Statement of Additional Information for more details.


PAYMENT OF REDEMPTION PROCEEDS

     After your shares have been redeemed, proceeds will normally be sent to you or your broker-dealer within three business days. In no event will payment be made more than seven days after receipt of your order in good form. However, payment may be postponed or the right of redemption suspended for more than seven days under unusual circumstances, such as when trading is not taking place on the New York Stock Exchange. Payment of redemption proceeds may also be delayed if the shares to be redeemed were purchased by a check drawn on a bank which is not a member of the Federal Reserve System, until such checks have cleared the banking system (normally up to 15 days from the purchase date).


INVOLUNTARY REDEMPTION

     Each Fund reserves the right to redeem your account at any time the net asset value of the account falls below $200 as the result of a redemption or exchange request. You will be notified in writing prior to any such redemption and will be allowed 30 days to make additional investments before the redemption is processed.


                             SHAREHOLDER SERVICES


AUTOMATIC MONTHLY INVESTMENT PROGRAM

     You may arrange to make additional automated purchases of shares of the Funds or certain other mutual funds managed by the Adviser. You can automatically transfer $100 or more per month from your

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                        SHAREHOLDER GUIDE TO INVESTING
--------------------------------------------------------------------------------


bank, savings and loan or other financial institution to purchase additional shares. In addition, if you hold your shares in a Piper Jaffray account you may arrange to make such additional purchases by having $25 or more automatically transferred each month from any of the money market fund series of the Company. You should contact your Piper Jaffray Investment Executive or IFTC to obtain authorization forms or for additional information.


REINSTATEMENT PRIVILEGE

     If you have redeemed shares of a Fund, you may be eligible to reinvest in shares of any fund managed by the Adviser (except Hercules Funds Inc.) without payment of an additional sales charge. The reinvestment request must be made within 30 days of the redemption. This privilege is subject to the eligibility of share purchases in your state as well as the minimum investment requirements and any other applicable terms in the prospectus of the fund being acquired.


EXCHANGE PRIVILEGE

     If your investment goals change, you may prefer a fund with a different objective. If you are considering an exchange into another mutual fund managed by the Adviser, you should carefully read the appropriate prospectus for additional information about that fund. A prospectus may be obtained through your Piper Jaffray Investment Executive, your broker-dealer or the Distributor. To exchange your shares, please contact your Piper Jaffray Investment Executive, your broker-dealer or IFTC.



     You may exchange your shares for shares of any other mutual fund managed by the Adviser (except Hercules Funds Inc.) that is open to new investors. All exchanges are subject to the eligibility of share purchases in your state as well as the minimum investment requirements and any other applicable terms in the prospectus of the fund being acquired. Exchanges are made on the basis of the net asset values of the funds involved, except that investors exchanging into a fund which has a higher sales charge must pay the difference.


     You may make four exchanges per year without payment of a service charge. Thereafter, you will pay a $5 service charge for each exchange. The Company reserves the right to change or discontinue the exchange privilege, or any aspect of the privilege, upon 60 day's written notice.


TELEPHONE TRANSACTION PRIVILEGES

     PIPER JAFFRAY INC. ACCOUNTS. If you hold your shares in a Piper Jaffray account, you may telephone your Investment Executive to execute any transaction or to apply for many shareholder services. In some cases, you may be required to complete a written application.

     OTHER BROKER-DEALER ACCOUNTS. If you hold your shares in an account with your broker-dealer or at IFTC, you may authorize telephone privileges by completing the Account Application and Services Form. Please contact your broker-dealer or IFTC (800-874-6205) for an application or for more details. The Funds will employ reasonable procedures to confirm that a telephonic request is genuine, including requiring that payment to be made only to the address of record or the bank account designated on the Account Application and Services Form and requiring certain means of telephonic identification.
A Fund employing such procedures will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. If a Fund does not employ such procedures, it may be liable for any losses due to unauthorized or fraudulent telephone transactions. It may be difficult to reach the Funds by telephone during periods when market or economic conditions lead to an unusually large volume of

--------------------------------------------------------------------------------
                        SHAREHOLDER GUIDE TO INVESTING
--------------------------------------------------------------------------------

telephone requests. If you cannot reach the Funds by telephone, you should contact your broker-dealer or issue written instructions to IFTC at the address set forth herein. See "Management -- Transfer Agent, Dividend Disbursing Agent and Custodian." The Funds reserve the right to suspend or terminate their telephone services at any time without notice.


DIRECTED DIVIDENDS

     You may direct income dividends and capital gains distributions to be invested in any other mutual fund managed by the Adviser (Other than a money market fund or Hercules Funds Inc.) that is offered in your state. This investment will be made at net asset value. It will not be subject to a minimum investment amount except that you must hold shares in such fund (including the shares being acquired with the dividend or distribution) with a value at least equal to such fund's minimum initial investment amount.


SYSTEMATIC WITHDRAWAL PLAN

     If your account has a value of $5,000 or more, you may establish a Systematic Withdrawal Plan for any of the Funds. This plan will allow you to receive regular periodic payments by redeeming as many shares from your account as necessary. As with other redemptions, a redemption to make a withdrawal is a sale for federal income tax purposes. Payments made under a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of the payments may be a return of capital.

     A request to establish a Systematic Withdrawal Plan must be submitted in writing to your Piper Jaffray Investment Executive or other broker-dealer. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $100. You will be required to have any income dividends and any capital gains distributions reinvested. You may choose to have withdrawals made monthly, quarterly or semiannually. Please contact your Piper Jaffray Investment Executive, other broker-dealer or IFTC for more information.

     You should be aware that additional investments in an account that has an active Systematic Withdrawal Plan may be inadvisable due to sales charges and tax liabilities. Please refer to "Redemption of Shares" in the Statement of Additional Information for additional details.


ACCOUNT PROTECTION

     If you purchased your shares of any of the Funds through a Piper Jaffray Investment Executive, you may choose from several account options. Your investments in any of the Funds held in a Piper Jaffray account (except for non-"PAT" accounts) would be protected up to $25 million. Investments held in non-"PAT" Piper Jaffray accounts are protected up to $2.5 million. In each case, the Securities Investor Protection Corporation ("SPIC") provides $500,000 of protection; the additional coverage is provided by The Aetna Casualty & Surety Company. This protection does not cover any declines in the net asset value of Fund shares.


CONFIRMATION OF TRANSACTIONS AND REPORTING OF OTHER INFORMATION

     Each time there is a transaction involving your Fund shares, such as a purchase, redemption or dividend reinvestment, you will receive a confirmation statement describing that activity. This information will be provided to you from either Piper Jaffray, your broker-dealer or IFTC. In addition, you will receive various IRS forms after the first of each year detailing important tax information and each Fund is required to supply annual and semiannual reports that list securities held by the Fund and include the current financial statements of the Fund.

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                        SHAREHOLDER GUIDE TO INVESTING
--------------------------------------------------------------------------------

      HOUSEHOLDING. If you have multiple accounts with Piper Jaffray, you may receive some of the above information in combined mailings. This will not only help to reduce Fund expenses, it will help the environment by saving paper. Please contact your Piper Jaffray Investment Executive for more information.


                         DIVIDENDS AND DISTRIBUTIONS

     The net investment income of each Fund will be declared as dividends daily. Dividends will be reinvested in additional Fund shares monthly. Each daily dividend is payable to Fund shareholders of record at the time of its declaration. "Shareholders of record" includes holders of shares purchased for which payment has been received by the Distributor or IFTC, as appropriate, and excludes holders of shares redeemed on that day. Shares redeemed will earn dividends through the day prior to the day of redemption.

     Each Fund may at times pay out less than the entire amount of net investment income earned in any particular period in order to permit the Fund to maintain a more stable level of distributions. Any such amount retained by a Fund would be available to stabilize future distributions. As a result, the distributions paid by a Fund for any particular period may be more or less than the amount of net investment income earned by the Fund during such period.

     DISTRIBUTIONS OPTIONS. All net investment income dividends and net realized capital gains distributions for a Fund generally will be payable in additional shares of that Fund at net asset value ("Reinvestment Option").
If you wish to receive your distributions in cash, you must notify your Piper Jaffray Investment Executive or other broker-dealer. You may elect either to receive income dividends in cash and capital gains distributions in additional shares of the Fund at net asset value ("Split Option"), or to receive both income dividends and capital gains distributions in cash ("Cash Option"). You may also direct income dividends and capital gains distributions to be invested in another mutual fund managed by the Adviser. See "Shareholder Services -- Directed Dividends," above. The taxable status of income dividends and/or net capital gains distribution is not affected by whether they are reinvested or paid in cash.


     CAPITAL LOSS CARRYOVER. For federal income tax purposes, National Fund and Minnesota Fund had capital loss carryovers at September 30, 1995 of $1,177,851 and $1,588,089, respectively. Such capital loss carryovers, if not offset by subsequent capital gains, will expire September 30, 2003 and 2004 for National Fund and September 30, 2003 for Minnesota Fund. It is unlikely that the Board of Directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or have expired.

                             VALUATION OF SHARES

     The Funds compute their net asset value on each day the New York Stock Exchange (the "Exchange") is open for business. The calculation is made as of the regular close of the Exchange (currently 4:00 p.m., New York time) after the Funds have declared any applicable dividends.

     The net asset value per share for each Fund is determined by dividing the value of the securities owned by the Fund plus any cash and other assets (including interest accrued and dividends declared but not collected) less all liabilities by the number of Fund shares outstanding. For purposes of determining the aggregate net assets of the Funds, cash and receivables will be valued at their face amounts. Interest will be recorded as accrued. Financial futures are valued at the settlement price established each day by the board of trade or exchange on which they are traded.


     The value of certain fixed-income securities will be provided by an independent pricing service, which determines these valuations at a time earlier than the close of the Exchange. Pricing services consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. Fixed-income securities for which prices are not available from an independent pricing service but where an active market exists will be valued using market quotations obtained from one or more dealers that make markets in the securities. Occasionally events affecting the value of such securities may occur between the time valuations are determined and the close of the Exchange. If events materially affecting the value of such securities occur during such period, or if the Company's management determines for any other reason that valuations provided by the pricing service are inaccurate, such securities will be valued at their fair value according to procedures decided upon in good faith by the Company's Board of Directors. In addition, any securities or other assets of a fund for which market prices are not readily available will be valued at their fair value in accordance with such procedures.


                                   TAX STATUS

FEDERAL TAXATION

     Each Fund is treated as a separate corporation for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). Therefore, each Fund is treated separately in determining whether it qualifies as a regulated investment company under the Code and for purposes of determining the net ordinary income (or loss), net realized capital gains (or losses) and distributions necessary to relieve such Fund of any federal income tax liability. Both Funds qualified as regulated investment companies during the last taxable year and both Funds intend to qualify as regulated investment companies during the current taxable year. If so qualified, a Fund will not be liable for federal income taxes to the extent it distributes its taxable income to shareholders.

     Each Fund intends to take all actions required under the Code to ensure that it may pay "exempt interest dividends." If a Fund meets these requirements, distributions of net interest income from tax-exempt obligations that are designated by the Fund as exempt-interest dividends will be excludable from the gross income of the Fund's shareholders. Each Fund's present policy is to designate exempt-interest dividends annually. Shareholders are required for information purposes to report exempt-interest dividends and other tax-exempt interest on their tax returns. Distributions paid from other interest income and from any net realized capital gains will be taxable to shareholders whether received in cash or in additional shares. Capital gains from the sale or exchange of shares are also subject to tax.

     Exempt interest dividends attributable to interest income on certain tax-exempt obligations issued after August 7, 1986 to finance private activities are treated as an item of tax preference for purposes of computing the alternative minimum tax for individuals, estates and trusts. Each Fund may invest in such obligations, provided that at least 80% of the value of each Fund's net assets will at all times be invested in tax-exempt obligations the interest on which is not an item of tax preference. See "Taxation" in the Statement of Additional Information.

     If a Fund invests in custodial receipts (see "Investment Objectives and Policies -- Tax-Exempt Securities -- Derivative Municipal Obligations"), it is possible that a portion of the discount at which the Fund purchases the receipts might have to be accrued as taxable income during the period that the Fund holds the receipts. Because of the requirement that each Fund distribute 90% of its net investment income to maintain its status as a regulated investment company, the Fund would be obligated to distribute taxable income to shareholders in the amount of its accrued taxable income.

     The Tax Reform Act of 1986 imposed new requirements on certain tax-exempt bonds which, if not satisfied, could result in loss of tax exemption for interest on such bonds, even retroactively to the date of issuance of the bonds. Proposals may be introduced before Congress in the future, the purpose of which will be to further restrict or eliminate the federal income tax exemption for Tax-Exempt Securities. The Funds cannot predict what additional legislation may be enacted that may affect shareholders. The Funds will avoid investment in Tax-Exempt Securities which, in the opinion of the Adviser, pose a material risk of the loss of tax exemption. Further, if a Tax-Exempt Security in a Fund's portfolio loses its exempt status, the Fund will make every effort to dispose of such investment on terms that are not detrimental to the Fund.

     The exclusion from federal gross income of exempt-interest dividends will not necessarily result in exclusion under the income tax laws of any state or local governmental unit.


MINNESOTA TAXATION

     The portion of exempt-interest dividends that is derived from interest income on obligations of the State of Minnesota or its political or governmental subdivisions, municipalities, governmental agencies or instrumentalities is excluded from the Minnesota taxable net income of individuals, estates and trusts, provided that the portion of the exempt-interest dividends from such Minnesota sources paid to all shareholders represents 95% or more of the exempt-interest dividends paid by the Fund. The remaining portion of such dividends, and dividends that are not exempt-interest dividends or capital gain dividends, are included in the Minnesota taxable net income of individuals, estates and trusts. Minnesota Fund intends to meet this 95% requirement, so that the dividends it pays that are attributable to interest on Minnesota obligations will be excludable from the Minnesota taxable income of shareholders that are individuals, estates and trusts. National Fund, however, will not meet the 95% requirement, and accordingly all exempt interest dividends paid by the National Fund will be taxable in Minnesota. Exempt-interest dividends are not excluded from the Minnesota taxable income of corporations and financial institutions. Dividends qualifying for federal income tax purposes as capital gain dividends are to be treated by shareholders as long-term capital gains under Minnesota law. However, Minnesota has repealed the favorable treatment of long-term capital gains, while retaining restrictions on the deductibility of capital losses. As under federal law, the portion of Social Security benefits subject to Minnesota income tax may be affected by the amount of exempt-interest dividends received by the shareholders. Exempt-interest dividends attributable to interest on certain private activity bonds issued after August 7, 1986 will be included in Minnesota alternative minimum taxable income of individuals, estates and trusts for purposes of computing Minnesota's alternative minimum tax.


     The 1995 Minnesota Legislature has enacted a statement of intent that interest on obligations of Minnesota governmental units and Indian tribes be included in net income of individuals, estates and trusts for Minnesota income tax purposes if a court determines that Minnesota's exemption of such interest unlawfully discriminates against interstate commerce because interest on obligations of governmental issuers located in other states is so included. This provision applies to taxable years that begin during or after the calendar year in which any such court decision becomes final, irrespective of the date on which the obligations were issued. Minnesota Fund is not aware of any decision in which a court has held that a state's exemption of interest on its own bonds or those of its political subdivisions or Indian tribes, but not of interest on the bonds of other states or their political subdivisions or Indian tribes, unlawfully discriminates against interstate commerce or otherwise contravenes the United States Constitution. Nevertheless, Minnesota Fund cannot predict the livelihood that interest on the Minnesota Tax-Exempt Securities held by the Fund would become taxable under this Minnesota statutory provision.


     The foregoing discussion relates to federal and Minnesota income taxation as of the date of this Prospectus. For a more detailed discussion of the income tax consequences of investing in shares of the Funds, see "Taxation" in the Statement of Additional Information. Before investing in either of the Funds, you should check for any further consequences under applicable local and state tax laws.


                           PERFORMANCE COMPARISONS

     Advertisements and other sales literature for the Funds may refer to their "yield," "tax equivalent yield," "average annual total return" and "cumulative total return." When a Fund advertises its yield, it will also advertise its total return as required by the rules of the Securities and Exchange Commission. All such figures are based on historical earnings and arc not intended to indicate future performance. The return on and principal value of an investment in the Funds will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     The advertised "yield" of a Fund will be based upon a 30-day period stated in the advertisement. Yield is calculated by dividing the net investment income per share (as defined under Securities and Exchange Commission rules and regulations) earned during the period by the maximum offering price per share on the last day of the period. The result is then "annualized" using a formula that provides for semiannual compounding of income.

     "Tax equivalent yield" is calculated by applying the stated income tax rate only to that portion of the yield that is exempt from taxation. The tax-exempt portion of the yield is divided by the number 1 minus the stated income tax rate (E.G., 1- 28% = 72%). The result is then added to that portion of the yield, if any, that is not tax-exempt.


     The "average annual total return" is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. "Cumulative total return" is calculated by subtracting a hypothetical $1,000 payment to a Fund from the redeemable value of such payment at the end of the advertised period, dividing such difference by $1,000 and multiplying the quotient by 100. In calculating average annual and cumulative total return, the maximum sales charge is deducted from the hypothetical investment and all dividends and distributions are assumed to be reinvested. Such total return quotations may be accompanied by quotations which do not reflect the reduction in value of the initial investment due to the sales charge, and which thus will be higher.



     Comparative performance information may also be used from time to time in advertising the Funds' shares. For example, advertisements may compare a Fund's performance to that of various unmanaged market indices, or may include performance data from Lipper Analytical Services, Inc., Morningstar, Inc. or other entities or organizations that track the performance of investment companies.

     For additional information regarding comparative performance information and the calculation of a Fund's yield, tax equivalent yield and total return, see "Performance Comparisons" in the Statement of Additional Information.



     Advertisements and other sales literature may also refer to a Fund's effective duration. Effective duration estimates the interest rate risk (price volatility) of a security, I.E., how much the value of the security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price is to changes in interest rates. For example, if interest rates were to increase by 1%, the market value of a bond with an effective duration of five years would decrease by about 5%, with all other factors being constant. It is important to understand that, while a valuable measure, effective duration is based upon certain assumptions and has several limitations. It is most effective as a measure of interest rate risk when interest rate changes are small, rapid and occur equally across all the different points of the yield curve. In addition, effective duration is difficult to calculate precisely, especially in the case of a bond that is callable prior to maturity.


                             GENERAL INFORMATION

     The Company, which was organized under the laws of the State of Minnesota in 1986, is authorized to issue a total of 10 trillion shares of common stock, with a par value of $.0l per share. Four hundred billion of these shares have been authorized by the Board of Directors to be issued in thirteen separate series, as follows: Growth Fund (formerly known as Value
Fund), Emerging Growth Fund, Growth and Income Fund, Equity Strategy Fund, Balanced Fund, Government Income Fund, Short-Intermediate Bond Fund, Institutional Government Income Portfolio, National Tax-Exempt Fund and Minnesota Tax-Exempt Fund, each of which has ten billion authorized shares, and Money Market Fund, Tax-Exempt Money Market Fund and U.S. Government Money Market Fund, each of which has one hundred billion authorized shares.


     The Board of Directors is empowered under the Company's Articles of Incorporation to issue additional series of the Company's common stock without shareholder approval. In addition, the Board of Directors may, without shareholder approval, create and issue one or more additional classes of shares within each Fund, as well as within any series of the Company created in the future. See "Capital Stock and Ownership of Shares" in the Statement of Additional Information.

     All shares, when issued, will be fully paid and nonassessable and will be redeemable. All shares have equal voting rights. They can be issued as full or fractional shares. A fractional share has pro rata the same kind of rights and privileges as a full share. The shares possess no preemptive or conversion rights.


     Each share of a series has one vote (with proportionate voting for fractional shares) irrespective of the relative net asset value of the series' shares. On some issues, such as the election of directors, all shares of the Company vote together as one series. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining shares will be unable to elect any directors.


     The Bylaws of the Company provide that shareholder meetings be held only with such frequency as required under Minnesota law. Minnesota corporation law requires only that the Board of Directors convene shareholder meetings when it deems appropriate. In addition, Minnesota law provides that if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting shares of the Company may demand a regular meeting of shareholders by written notice given to the chief executive officer or chief financial officer of the Company within 30 days after receipt of the demand, the Board of Directors shall cause a regular meeting of shareholders to be called, which meeting shall be held no later than 90 days after receipt of the demand, all at the expense of the Company. In addition, the 1940 Act requires a shareholder vote for all amendments to fundamental investment policies and restrictions and for all amendments to investment advisory contracts and Rule 12b-1 distribution plans. The 1940 Act also provides that Directors of the Company may be removed by action of the record holders of two-thirds or more of the outstanding shares of the Company. The Directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Director when so requested in writing by the record holders of at least 10% of the Company's outstanding shares.


PENDING LEGAL PROCEEDINGS


     Complaints have been brought against the Adviser and the Distributor relating to another series of the Company and to other investment companies for which the Adviser acts or has acted as investment adviser or sub-adviser. These lawsuits do not involve the Funds. A number of complaints have been brought in federal and state court against the Institutional Government Income Portfolio ("PJIGX") series of the Company, the Adviser, the Distributor, and certain individuals affiliated or formerly affiliated with the Adviser and the Distributor. In addition, complaints have been filed in federal court relating to a number of closed-end investment companies managed by the Adviser and two open-end investment companies for which the Adviser has acted as sub-adviser. The complaints, which ask for rescission of plaintiff shareholders' purchases or compensatory damages, plus interest, costs and expenses, generally allege, among other things, certain violations of federal and/or state securities laws, including the making of materially misleading statements in prospectuses concerning investment policies and risks. See "Pending Litigation" in the Statement of Additional Information.



     A settlement agreement has been reached with respect to one of the complaints involving PJIGX, An Amended Consolidated Class Action Complaint, which represents a consolidation of claims previously brought by 11 persons or entities, was filed on October 5, 1994 in the United States District Court, District of Minnesota. The named plaintiffs in this putative class action (the "PJIGX action") purport to represent a class of individuals and groups who purchased shares of PJIGX dumping the period from July 1, 1991 through May 9, 1994. The named plaintiff and defendants have entered into a settlement agreement which has received preliminary approval from the Court. The terms of the settlement are set forth in a Settlement Agreement dated July 20, 1995 (as modified by an Addendum filed on July 28, 1995). The Settlement Agreement contained a provision which would have permitted the defendants to cancel the Agreement if shareholders who had incurred a cumulative "loss" (as defined under the Agreement) of more than 10% of the loss sustained by the entire class had opted out. The October 2, 1995 deadline for requesting exclusion from the class has passed, and the loss sustained by persons requesting exclusion is less than 10%. If granted final approval by the Court, the settlement agreement would provide up to approximately $70 million to class members in payments scheduled over approximately three years. Such payments would be made by Piper Jaffray Companies and the Adviser and would not be an obligation of the Company. Six additional complaints have been brought and a number of actions have been commenced in arbitration relating to PJIGX. The complaints generally have been consolidated with the PJIGX action for pretrial purposes and the arbitrations and litigations have been stayed pending entry of an order by the Court permitting those class members who have requested exclusion to proceed with their actions.


     The Adviser and the Distributor do not believe that the PJIGX settlement or any outstanding complaint or action in arbitration will have a material adverse effect on their ability to perform under their agreements with the Company or a material adverse effect on the funds, and they intend to defend such lawsuits and actions vigorously.

                        TAX-EXEMPT VS. TAXABLE INCOME

     The tables below show the approximate yields that taxable securities must earn to equal federally tax-exempt yields and yields that are exempt from both federal and Minnesota income taxes under selected combined federal/Minnesota income tax brackets, which reflect effective combined rates after deducting Minnesota taxes from federal income. The combined federal/Minnesota tax brackets assume the federal rate listed in the column above each combined bracket and a Minnesota income tax rate of 8.5% (except the 33.8% combined rate, which assumes a Minnesota rate of 8%). The 39.6% federal rate and the 8.5% Minnesota rate are the highest rates in effect for individuals in 1995.


                            NATIONAL TAX-EXEMPT FUND

                                          Equivalent Taxable Yield
                  ------------------------------------------------------------------
        Tax-Free        28%              31%              36%             39.6%
         Yield    Federal Bracket  Federal Bracket  Federal Bracket  Federal Bracket
        --------  ---------------  ---------------  ---------------  ---------------
         4.00%         5.56%             5.80%           6.25%            6.62%
         4.50          6.25              6.52            7.03             7.45
         5.00          6.94              7.25            7.81             8.28
         5.50          7.64              7.97            8.59             9.11
         6.00          8.33              8.70            9.38             9.93
         6.50          9.03              9.42           10.16            10.76
         7.00          9.72             10.14           10.94            11.59
         7.50         10.42             10.87           11.72            12.42
         8.00         11.11             11.59           12.50            13.25

                          MINNESOTA TAX-EXEMPT FUND

                                          Equivalent Taxable Yield
                  --------------------------------------------------------------------------
                   33.8% Combined     36.9% Combined     41.4% Combined     44.7% Combined
        Tax-Free  Federal/Minnesota  Federal/Minnesota  Federal/Minnesota  Federal/Minnesota
         Yield         Bracket            Bracket            Bracket            Bracket
        --------  -----------------  -----------------  -----------------  -----------------
         4.00%          6.04%              6.34%              6.83%              7.23%
         4.50           6.80               7.13               7.68               8.14
         5.00           7.55               7.92               8.53               9.04
         5.50           8.31               8.72               9.39               9.95
         6.00           9.06               9.51              10.24              10.85
         6.50           9.82              10.30              11.09              11.75
         7.00          10.57              11.09              11.95              12.66
         7.50          11.33              11.89              12.80              13.56
         8.00          12.08              12.68              13.65              14.47


     These charts do not take into consideration any federal or Minnesota alternative minimum tax. In addition, each chart is based upon yields that are derived solely from tax-exempt income. To the extent a Fund's advertised yield is derived from taxable income, the Funds equivalent taxable yield will be less than set forth in the chart. The tax-free yields used in these charts should not be considered as representations of any particular rates of return and are for purposes of illustration only.

                   COMPARISON OF THE EFFECT OF COMPOUNDING
                    ON TAXABLE AND TAX-EXEMPT INVESTMENTS

     The graphs below demonstrate the effect that compounding has on taxable and tax-exempt investments with similar dividend yields for selected federal tax brackets and selected combined federal/Minnesota tax brackets. Dividends on an after-tax basis are assumed to be invested and compounded monthly.



                                   [graph]



                                   [graph]



     Each graph assumes that dividend yield and taxable income remain constant and that taxable dividend income earned does not put an investor into a higher tax bracket. The assumed dividend yields used in these graphs should not be considered as representations of any particular rates of return and are for purposes of illustration only.

      NO DEALER, SALES REPRESENTATIVE OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS (AND/OR IN THE STATEMENT OF ADDITIONAL INFORMATION REFERRED TO ON THE COVER PAGE OF THIS PROSPECTUS), AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR PIPER JAFFRAY INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN THE STATE IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO, OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

            PIPER FUNDS INC.

           INVESTMENT ADVISER
 Piper Capital Management Incorporated                  PIPER


              DISTRIBUTOR                             TAX-EXEMPT
          Piper Jaffray Inc.

                                                         FUNDS


      CUSTODIAN AND TRANSFER AGENT                       [LOGO]
   Investors Fiduciary Trust Company                  PROSPECTUS


        INDEPENDENT AUDITORS
        KPMG Peat Marwick LLP


           LEGAL COUNSEL
     Dorsey & Whitney P.L.L.P.


Table of Contents

                                   Page
                                   ----
Introduction.......................   2
Fund Expenses......................   4
Financial Highlights...............   5
Investment Objectives and Policies.   7
Special Investment Methods.........  13
Management.........................  17
Distribution of Fund Shares........  18
SHAREHOLDER GUIDE TO INVESTING
    How to Purchase Shares.........  19
    Reducing Your Sales Charge.....  20
    Special Purchase Plans.........  21
    How to Redeem Shares...........  22
    Shareholder Services...........  23                NATIONAL
    Dividends and Distributions....  26            TAX-EXEMPT FUND
Valuation of Shares................  27
Tax Status.........................  27                MINNESOTA
Performance Comparisons............  29            TAX-EXEMPT FUND
General Information................  30
Tax-Exempt vs. Taxable Income......  32            NOVEMBER 27, 1995
Comparison of the Effect of
  Compounding on Taxable and
  Tax-Exempt Investments...........  33


XTE-05

                                              PROSPECTUS DATED NOVEMBER 27, 1995

                                PIPER FUNDS INC.
                   INSTITUTIONAL GOVERNMENT INCOME PORTFOLIO


                              PIPER JAFFRAY TOWER
                             222 SOUTH NINTH STREET
                       MINNEAPOLIS, MINNESOTA 55402-3804
                           (800) 866-7778 (TOLL FREE)


    Institutional Government Income Portfolio (the "Fund") is a series of Piper Funds Inc. (the "Company"), an open-end mutual fund whose shares are currently offered in thirteen series. The Fund is classified as a diversified mutual fund.


    The Fund has an investment objective of a high level of current income consistent with preservation of capital. In seeking to achieve this objective, the Fund invests exclusively in securities which are issued or guaranteed as to payment of principal and interest by the United States government or its agencies or instrumentalities and repurchase agreements fully secured by such obligations. The Fund invests a significant portion of its assets in mortgage-related U.S. Government securities, which include derivative mortage securities.

    This Prospectus concisely describes the information about the Fund that you ought to know before investing. Please read it carefully before investing and retain it for future reference.

    Shares of the Fund are not available to new investors. Current Fund shareholders may continue to buy additional shares of the Fund without restriction and may reinvest dividends and other distributions on all or any shares owned.


    A Statement of Additional Information about the Fund dated November 27, 1995 has been filed with the Securities and Exchange Commission and is incorporated in its entirety by reference in this Prospectus. Copies may be obtained without charge by calling or writing the Fund at the address or telephone number listed above.


    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
     SECURITIES  AND   EXCHANGE   COMMISSION  OR   ANY   STATE   SECURITIES
      COMMISSION  PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
             ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                  INTRODUCTION

    Institutional Government Income Portfolio (the "Fund") is a series of Piper Funds Inc. (the "Company"), an open-end management investment company organized under the laws of the State of Minnesota in 1986, the shares of which are currently issued in thirteen separate series. The Fund is classified as a diversified mutual fund.


THE INVESTMENT ADVISER

    The Company is managed by Piper Capital Management Incorporated (the "Adviser"), a wholly owned subsidiary of Piper Jaffray Companies Inc. The Fund pays the Adviser a fee for managing its investment portfolio at an annual rate of .30% on average daily net assets up to $100 million. The fee is scaled downward as net assets increase in size above $100 million.

THE DISTRIBUTOR

    Piper Jaffray Inc. ("Piper Jaffray"), a wholly owned subsidiary of Piper Jaffray Companies Inc. and an affiliate of the Adviser, serves as Distributor of the Fund's shares.

OFFERING PRICE

    Shares of the Fund are offered to current Fund shareholders at the next determined net asset value after receipt of an order by a shareholder's Piper Jaffray Investment Executive or other broker-dealer, plus a maximum sales charge of 1.5% of the offering price (1.52% of the net asset value) on purchases of less than $100,000. The sales charge is reduced on a graduated scale on purchases of $100,000 or more, with no sales charge on purchases of $500,000 or more. See "Purchase of Shares--Public Offering Price." Shares of the Fund are not available to new investors.

MINIMUM INITIAL INVESTMENT

    The minimum initial investment for the Fund is $25,000. The minimum with respect to subsequent investments is $2,500. The minimum initial investment amount may be lowered by the Distributor in certain instances. See "Purchase of Shares--Minimum Investment."

EXCHANGES

    Shares of the Fund purchased through a Piper Jaffray Investment Executive may be exchanged for shares of any other open-end mutual fund managed by the Adviser (except Hercules Funds Inc.), provided the shares to be acquired are eligible for sale in the shareholder's state of residence. Shares of the Fund purchased through another broker-dealer may be exchanged for shares of any other open-end mutual fund managed by the Adviser (except Hercules Funds Inc.) for which that broker-dealer has a signed dealer agreement. Exchanges are made on the basis of the net asset values of the funds involved, except that investors exchanging into a fund which has a higher sales charge must pay the difference. All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus of the fund whose shares are being acquired. An investor may make four exchanges per year without payment of a service charge. Thereafter, there is a $5 service charge for each exchange. Shareholders exchanging all of their Fund shares for shares of another mutual fund will no longer be eligible to purchase shares of the Fund, whether through the exchange privilege or otherwise. See "Purchase of Shares-- Exchange Privilege."


REDEMPTION PRICE

    Shares of the Fund may be redeemed at any time at their net asset value next determined after a redemption request is received by a shareholder's Piper Jaffray Investment Executive or other broker-dealer. The Fund reserves the right, upon 30 days' written notice, to redeem an account if the net asset value of the shares in that account falls below $500. See "Redemption of Shares--Involuntary Redemption."

CERTAIN RISK FACTORS TO CONSIDER

    An investment in the Fund is subject to certain risks, as set forth in detail under "Investment Objective and Policies." As with other mutual funds, there can be no assurance that the Fund will achieve its objective. The Fund is subject to interest-rate risk (the risk that rising interest rates will make bonds issued at lower interest rates worth less) and, as a result, the value of the Fund's shares will vary. The Fund is also subject to prepayment risk as a result of its investments in mortgage-related securities, which include derivative mortgage securities. Recent market experience has shown that certain derivative mortgage securities may be extremely sensitive to changes in interest rates and in prepayment rates on the underlying mortgage assets and, as a result, the prices of such securities may be highly volatile. The Fund, to the extent set forth under "Investment Objective and Policies," may engage in the following investment practices which involve certain special risks: the use of repurchase agreements and the purchase or sale of securities on a "when-issued" or "forward commitment" basis, including the use of mortgage dollar rolls. These techniques may increase the volatility of the Fund's net asset value. The Fund may engage in short-term trading in attempting to achieve its investment objective, which will increase transaction costs of the Fund.


REPORTING TO SHAREHOLDERS

    Each shareholder of the Fund receives semiannual and annual reports which include information regarding diversification of the Fund's investments, securities owned by the Fund, financial statements and other information regarding the Fund's activities. In addition, the Fund prepares a list of its investments at the end of each month. Shareholders may receive a copy of this list, without charge, by calling the Fund. Any questions or communications regarding a shareholder account should be directed to your Piper Jaffray
Investment Executive or, in the case of shares held through another broker-dealer, to the Fund's custodian and transfer agent, Investors Fiduciary Trust Company ("IFTC"), at (800) 874-6205. General inquiries regarding the Fund should be directed to the Fund at the telephone number set forth on the cover page of this Prospectus.

                                 FUND EXPENSES

Shareholder Transaction Expenses
----------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price).....       1.50%
Exchange Fee*.....................................................................         $0
Annual Fund Operating Expenses (as a percentage of average net assets)
----------------------------------------------------------------------------------
Management Fees...................................................................        .25%
12b-1 Fees (after voluntary limitation)**.........................................        .20%
Other Expenses....................................................................        .27%
  Federal Excise Tax......................................................... .12%
  Other...................................................................... .15%
Total Fund Operating Expenses (after voluntary limitation)........................        .72%

---------
 * There is a $5.00 fee for each exchange in excess of four exchanges per year. See "Purchase of Shares-- Exchange Privilege."

** See the discussion below for an explanation of voluntary Rule 12b-1 fee limitations.

EXAMPLE
-------

                                                                                 1 Year       3 Years      5 Years     10 Years
                                                                               -----------  -----------  -----------  -----------
You would pay the following expenses on a hypothetical $1,000 investment in the Fund assuming (1) 5% annual return and (2) redemption at the end of
  each time period...........................................................   $      22    $      38    $      54    $     103


    The purpose of the above Fund Expenses table is to assist the investor in understanding the various costs and expenses that investors in the Fund will bear directly or indirectly. THE EXAMPLE CONTAINED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The information set forth in the table is based on actual expenses incurred by the Fund during the fiscal year ended September 30, 1995, except that other expenses have been estimated to reflect an excise tax payment that the Fund will be required to make during fiscal 1996 and Rule 12b-1 fees reflect the Distributor's voluntary Rule 12b-1 fee limitation. The Fund has adopted a Rule 12b-1 Plan under which the Fund pays the Distributor a fee equal, on an annual basis, to .30% of the Fund's average daily net assets in connection with the servicing of Fund shareholder accounts and the provision of distribution-related services to the Fund. The Distributor has voluntarily limited the fee payable under the Plan to .20% of the Fund's average daily net assets for fiscal 1996. After fiscal 1996, such voluntary limitation may be revised or terminated at any time. For the fiscal year ended September 30, 1995, the Distributor voluntarily limited the fee payable under the Plan to .20% of the Fund's average daily net assets, resulting in Total Fund Operating Expenses of .97% of average daily net assets. Absent such voluntary limitation, Total Fund Operating Expenses for fiscal 1995 would have been 1.07% of average daily net assets. The Adviser may or may not assume additional expenses of the Fund from time to time, in its discretion, while retaining the ability to be reimbursed by the Fund for expenses assumed during a fiscal year prior to the end of such year. The foregoing policy will have the effect of lowering a Fund's overall expense ratio and increasing yield to investors when such amounts are assumed or the inverse when such amounts are reimbursed. For additional information, including a more complete explanation of management and Rule 12b-1 fees, see "Management--Investment Adviser" and "Distribution of Fund Shares."

                              FINANCIAL HIGHLIGHTS

    The following financial highlights show certain per share data and selected information for a share of capital stock outstanding during the indicated periods. This information has been audited by KPMG Peat Marwick LLP, independent auditors, and should be read in conjunction with the financial statements of the Fund contained in its annual report. An annual report is available without charge by contacting the Fund at 800-866-7778 (toll free). In addition to financial statements, the annual report contains further information about the performance of the Fund.



                                                              Fiscal year ended September 30,                     11/1/88
                                              ----------------------------------------------------------------      to
                                                1995       1994       1993       1992       1991       1990       9/30/89
                                              ---------  ---------  ---------  ---------  ---------  ---------  -----------
Net asset value, beginning of period........  $    7.98      12.22      11.51      10.71      10.02       9.96       10.08
                                              ---------  ---------  ---------  ---------  ---------  ---------  -----------
Operations
  Net investment income.....................       0.88       0.90       1.29       1.07       0.94       0.91        0.82
  Net realized and unrealized gains
    (losses) on investments.................       0.31      (3.96)      0.56       0.73       0.67       0.08       (0.12)
                                              ---------  ---------  ---------  ---------  ---------  ---------  -----------
      Total from operations.................       1.19      (3.06)      1.85       1.80       1.61       0.99        0.70
                                              ---------  ---------  ---------  ---------  ---------  ---------  -----------
Distributions
  From net investment income................      (1.05)     (0.95)     (0.90)     (0.91)     (0.90)     (0.90)      (0.81)
  From net realized gains...................     --          (0.23)     (0.24)     (0.09)     (0.02)     (0.03)      (0.01)
                                              ---------  ---------  ---------  ---------  ---------  ---------  -----------
      Total distributions...................      (1.05)     (1.18)     (1.14)     (1.00)     (0.92)     (0.93)      (0.82)
                                              ---------  ---------  ---------  ---------  ---------  ---------  -----------
Net asset value, end of period..............  $    8.12       7.98      12.22      11.51      10.71      10.02        9.96
                                              ---------  ---------  ---------  ---------  ---------  ---------  -----------
                                              ---------  ---------  ---------  ---------  ---------  ---------  -----------
Total return+...............................      16.15%    (26.65%)     17.04%     17.70%     16.80%     10.30%       7.38%

Net assets, end of period (in millions).....  $     319        564        792        470        132         36          28
Ratio of expenses to average daily net
 assets++, +++..............................       0.97%      0.78%      0.70%      0.65%      0.75%      0.78%       0.85%**
Ratio of net investment income to
 average daily net assets++.................       8.02%      9.33%     12.51%     11.01%      9.29%      9.00%       9.03%**
Portfolio turnover rate (excluding
 short-term securities).....................        136%       169%       109%        64%        29%        76%         23%

                                               7/11/88*
                                                  to
                                               10/31/88
                                              -----------
Net asset value, beginning of period........       10.00
                                              -----------
Operations
  Net investment income.....................        0.21
  Net realized and unrealized gains
    (losses) on investments.................        0.08
                                              -----------
      Total from operations.................        0.29
                                              -----------
Distributions
  From net investment income................       (0.21)
  From net realized gains...................      --
                                              -----------
      Total distributions...................       (0.21)
                                              -----------
Net asset value, end of period..............       10.08
                                              -----------
                                              -----------
Total return+...............................        3.09%
Net assets, end of period (in millions).....          18
Ratio of expenses to average daily net
 assets++, +++..............................        0.75%**
Ratio of net investment income to
 average daily net assets++.................        7.91%**
Portfolio turnover rate (excluding
 short-term securities).....................          14%

---------
  * Commencement of operations.
 ** Adjusted to an annual basis.
  + Total return is based on the change in net asset value during the period, assumes reinvestment of all distributions and does not reflect a sales charge.

 ++ During the years reflected above, the Fund's Rule 12b-1 fee was voluntarily limited. In addition, the adviser waived various fees and expenses during fiscal periods 1990, 1989 and 1988. Had the maximum Rule 12b-1 fee been in effect and had the Fund paid all fees and expenses, the ratios of expenses and net investment income to average daily net assets would have been:
    1.07%/7.92% in  fiscal 1995,  0.85%/9.26% in  fiscal 1994,  0.77%/12.44%  in fiscal  1993,  0.72%/10.94%  in  fiscal 1992,  0.82%/9.22%  in  fiscal 1991,
    0.91%/8.87% in fiscal 1990,  1.40%/8.48% in fiscal  1989 and 1.53%/7.13%  in fiscal 1988. Beginning in fiscal 1995, the expense ratio reflects the effect of gross expenses paid indirectly by the Fund. Prior period expense ratios have not been adjusted.



+++ Includes federal excise taxes of 0.37%, 0.23%, 0.09% and 0.02% for the fiscal years ended 9/30/95, 9/30/94, 9/30/93 and 9/30/92, respectively.

                       INVESTMENT OBJECTIVE AND POLICIES

    The Fund's investment objective set forth below cannot be changed without shareholder approval. The investment policies and techniques employed in pursuit of the Fund's investment objective may be changed without shareholder approval, unless otherwise noted.

INVESTMENT OBJECTIVE

    The Fund's investment objective is a high level of current income consistent with preservation of capital. In view of the risks inherent in an investment in securities, there is no assurance that this objective will be achieved. The Fund may be subject to significant volatility. See "Investment Policies and Techniques-- Investment Risks" below. From time to time the Fund may quote its effective duration, which estimates interest rate risk or price volatility. See "Performance Comparisons."

INVESTMENT POLICIES AND TECHNIQUES

    As a fundamental policy which may not be changed without shareholder approval, the Fund may invest only in securities which are issued or guaranteed as to payment of principal and interest by the U.S. government or its agencies or instrumentalities ("U.S. Government securities"), and in repurchase agreements fully secured by such securities. The Fund invests a significant portion of its assets in mortgage-related U.S. Government securities, which include derivative mortgage securities. Recent market experience has shown that certain derivative mortgage securities may be extremely sensitive to changes in interest rates and in prepayment rates on the underlying mortgage assets and, as a result, the prices of such securities may be highly volatile.


    The U.S. Government securities in which the Fund invests are issued or guaranteed as to payment of principal and interest by the U.S. Government or its agencies or instrumentalities. THE CURRENT MARKET PRICES FOR SUCH SECURITIES ARE NOT GUARANTEED AND WILL FLUCTUATE. The Fund may invest in direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, and in obligations of U.S. Government agencies or instrumentalities, including, but not limited to, Federal Home Loan Banks, the Farmers Home Administration, Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Financing Corporation and the Student Loan Marketing Association.

    Obligations of U.S. Government agencies or instrumentalities are backed in a variety of ways by the U.S. Government or its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Others, such as obligations of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the Treasury. Still others, such as those issued by the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. Finally, obligations of other agencies or instrumentalities are backed only by the credit of the agency or instrumentality issuing the obligations.

    MORTGAGE-RELATED SECURITIES. The Fund's investments in U.S. Government securities include mortgage-related securities. Mortgage-related securities are securities that, directly or indirectly, represent participations in, or are secured by and payable from, loans secured by real property. Mortgage-related securities, as the term is used in this Prospectus, include mortgage pass-through securities, adjustable rate mortgage securities and derivative mortgage securities such as collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage-related securities fall into three categories: (a) those issued or guaranteed by the United States Government or one of its agencies or instrumentalities, such as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"); (b) those issued by non-governmental issuers that represent interests in, or are collateralized by, mortgage-related securities issued or guaranteed by the United States Government or one of its agencies or instrumentalities; and (c) those issued by non-governmental issuers that represent an interest in, or are collateralized by, whole mortgage loans or mortgage-related securities without a government guarantee but usually with over-collateralization or some other form of private credit enhancement. Non-governmental issuers referred to in (b) and (c) above include originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The Fund does not invest in securities in categories (b) and (c), which are not considered U.S. Government securities for purposes of this Prospectus.

    (a) MORTGAGE PASS-THROUGH SECURITIES. The government guaranteed mortgage pass-through securities in which the Fund invests will include certificates issued or guaranteed by GNMA, FNMA and FHLMC, which represent interests in underlying residential mortgage loans. These mortgage pass-through securities provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Each of GNMA, FNMA and FHLMC guarantee timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC generally guarantees only ultimate collection of principal of the underlying mortgage loans. For a further description of these securities, see "Investment Objective, Policies and Restrictions--Mortgage-Related Securities" in the Statement of Additional Information.

    (b) ADJUSTABLE RATE MORTGAGE SECURITIES. The Fund may also invest in adjustable rate mortgage securities ("ARMS") which are issued by agencies or instrumentalities of the U.S. Government. ARMS are pass-through mortgage securities collateralized by mortgages with interest rates that are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the values of ARMS, like other debt securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.

    (c) COLLATERALIZED MORTGAGE OBLIGATIONS. The Fund may invest in CMOs (collateralized mortgage obligations and multiclass pass-through securities unless the context otherwise indicates), which are derivative mortgage securities. Collateralized mortgage obligations are debt instruments issued by special purpose entities which are secured by pools of mortgage loans or other mortgage-related securities. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-related securities. Payments of principal and interest on underlying collateral provide the funds to pay debt service on the collateralized mortgage obligation or make scheduled distributions on the multi-class pass-through security. The Fund will only invest in CMOs issued by agencies or instrumentalities of the U.S. Government.

    In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates.

    The principal and interest on the underlying mortgages may be allocated among the several tranches of a CMO in many ways. For example, certain tranches may have variable or floating interest rates and others may be stripped securities which provide only the principal or interest feature of the underlying security. See "Stripped Mortgage-Backed Securities," below. Generally, the purpose of the allocation of the cash flow of a CMO to the various tranches is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. As part of the process of creating more predictable cash flows on most of the tranches of a CMO, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches, which may include inverse floaters, IOs, POs, and Z tranches, discussed below, are generally higher than prevailing market yields on mortgage-related securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

    The fund may invest in any CMO tranche, including "inverse floaters" and "Z tranches." An inverse floater is a CMO tranche with a coupon rate that moves inversely to a designated index, such as LIBOR (London InterBank Offered Rate) or COFI (Cost of Funds Index). Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. Inverse floaters, however, exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. Coupon rates on inverse floaters typically change at a multiple of the changes in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while any drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters also exhibit extreme sensitivity to changes in prepayments. Inverse floaters would be purchased by the Fund to attempt to protect against a reduction in the income earned on the Fund's investments due to a decline in interest rates.

    Z tranches of CMOs defer interest and principal payments until one or more other classes of the CMO have been paid in full. Interest accretes on the Z tranche, being added to principal, and is compounded through the accretion period. After the other classes have been paid in full, interest payments begin and continue through maturity. Z tranches have characteristics similar to zero coupon bonds. Like a zero coupon bond, during its accretion period a Z tranche has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining market interest rates. At the same time, however, and also like a zero coupon bond, the market value of a Z tranche can be expected to fluctuate more widely with changes in market interest rates than would the market value of a tranche which pays interest currently. In addition, changes in prepayment rates on the underlying mortgage loans will affect the accretion period of a Z tranche, and therefore also will influence its market value.

    (d)   STRIPPED MORTGAGE-BACKED SECURITIES.   The Fund may invest in stripped
mortgage-backed securities ("SMBS") issued by agencies or instrumentalities of the U.S. Government. SMBS are derivative multi-class mortgage securities.

    There are generally two classes of SMBS, one of which (the "IO class") entitles the holders thereof to receive distributions consisting solely or primarily of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-related securities ("Mortgage Assets") and the other of which (the "PO class") entitles the holders thereof to receive distributions consisting solely or primarily of all or a portion of the principal of the underlying pool of Mortgage Assets. The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield to maturity of IOs or POs, respectively. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, an IO investor may incur substantial losses. Conversely, if the underlying Mortgage Assets experience slower than anticipated prepayments of principal, the yield on a PO class will be affected more severely than would be the case with a traditional mortgage-related security.

    SHORT-TERM TRADING. The Fund will use short-term trading to benefit from yield disparities among different issues of securities or otherwise to achieve its investment objective. To the extent that the Fund engages in short-term trading, such activities will cause the Fund to pay greater mark-up charges. The Fund's portfolio turnover rate is set forth in "Financial Highlights." The method of calculating portfolio turnover rate is set forth in the Statement of Additional Information under "Investment Objective, Policies and Restrictions--Portfolio Turnover."

    FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES. The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. The Fund will not accrue income with respect to when-issued or forward commitment securities prior to their stated delivery date. Pending delivery of the securities, the Fund maintains in a segregated account cash or liquid high-grade debt obligations in an amount sufficient to meet its purchase commitments. For additional information concerning when-issued and forward commitment transactions, see "Investment
Objective,  Policies   and  Restrictions"   in  the   Statement  of   Additional
Information.

    The purchase of securities on a when-issued or forward commitment basis exposes the Fund to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. The Fund's purchase of securities on a when-issued or forward commitment basis while remaining substantially fully invested increases the amount of the Fund's assets that are subject to market risk to an amount that is greater than the Fund's net asset value, which could result in increased volatility of the price of the Fund's shares.

    MORTGAGE DOLLAR ROLLS. In connection with its ability to purchase securities on a when-issued or forward commitment basis, the Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund gives up the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid high-grade debt securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the Adviser's ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. In addition, the use of mortgage dollar rolls by the Fund while remaining substantially fully invested increases the amount of the Fund's assets that are subject to market risk to an amount that is greater than the Fund's net asset value, which could result in increased volatility of the price of the Fund's shares.

    For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with respect to U.S. government securities. A repurchase agreement involves the purchase by the Fund of securities with the condition that after a stated period of time the original seller (a member bank of the Federal Reserve System or a recognized securities dealer) will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. In the event the original seller defaults on its obligation to repurchase, as a result of its bankruptcy or otherwise, the Fund will seek to sell the collateral, which action could involve costs or delays. In such case, the Fund's ability to dispose of the collateral to recover such investment may be restricted or delayed. While collateral will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest due thereunder), to the extent proceeds from the sale of collateral were less than the repurchase price, the Fund would suffer a loss. The Fund will only enter into repurchase agreements in which the underlying security meets the criteria of the Fund's investment policies. The Fund will limit transactions involving repurchase agreements to domestic commercial banks and/or recognized dealers in U.S. government securities believed by the Adviser to present minimal credit risks. In addition, the Fund will follow the collateral custody, protection and perfection guidelines recommended by the Comptroller of the Currency for the use of national banks in their direct repurchase agreement activities. As a fundamental policy, the Fund will not invest in repurchase agreements maturing in more than seven days.


    INVESTMENT RESTRICTIONS. The Fund has adopted certain fundamental investment restrictions that may not be changed without shareholder approval. One such restriction provides that the Fund may not borrow money, except from banks for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets, and may not mortgage or pledge its assets, except to secure such borrowing in an amount not exceeding 10% of its total assets. The Fund may not purchase or sell commodities or commodity futures contracts and may not loan its securities to other persons. In addition, as nonfundamental policies that may be changed without shareholder approval, the Fund may not invest in illiquid securities and may not purchase or sell put or call options. A security is considered illiquid if it cannot be sold in the ordinary course of business within seven days at approximately the price at which it is valued. In determining the liquidity of interest-only, principal-only and inverse floating rate securities, the Adviser, under guidelines established by the Board of Directors, will take into account relevant factors including the frequency of trades, the number of dealers willing to make a market in the security and the nature of marketplace trades. A list of the Fund's fundamental and nonfundamental investment restrictions is set forth in the Statement of Additional Information.


    INVESTMENT RISKS. The Fund is subject to interest rate risk, which is the potential for a decline in bond prices due to rising interest rates. In general, bond prices vary inversely with interest rates. When interest rates rise, bond prices generally fall. Conversely, when interest rates fall, bond prices generally rise. Interest rate risk applies to U.S. Government securities as well as other bonds. U.S. Government securities are guaranteed only as to the payment of interest and principal. The current market prices for such securities are not guaranteed and will fluctuate.

    The Fund invests a significant portion of its assets in mortgage-related securities and, as a result, is subject to prepayment risk. Prepayment risk results because, as interest rates fall, homeowners are more likely to refinance their home mortgages. When home mortgages are refinanced, the principal on mortgage-related securities held by the Fund is "prepaid" earlier than expected. The Fund must then reinvest the unanticipated principal payments, just at a time when interest rates on new mortgage investments are falling. Prepayment risk has two important effects on the Fund:

    - When interest rates fall and additional mortgage prepayments must be reinvested at lower interest rates, the income of the Fund will be reduced.

    - When interest rates fall, prices on mortgage-backed securities may not rise as much as comparable Treasury bonds because bond market investors may anticipate an increase in mortgage prepayments and a likely decline in income.

    The Fund's investments in mortgage-related securities also subject the Fund to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.


    The Fund's investments in mortgage-related securities include derivative mortgage securities such as CMOs and stripped mortgage-backed securities which, as discussed above, may involve risks in addition to those found in other mortgage-related securities. Recent market experience has shown that certain derivative mortgage securities may be highly sensitive to changes in interest and prepayment rates and, as a result, the prices of such securities may be highly volatile. In addition, recent market experience has shown that during periods of rising interest rates, the market for certain derivative mortgage securities may become more unstable and such securities may become more difficult to sell as market makers either choose not to repurchase such securities or offer prices, based on current market conditions, which are unacceptable to the Fund. As discussed above, the investment techniques used by the Fund also pose certain risks.


                                   MANAGEMENT

BOARD OF DIRECTORS

    The Company's Board of Directors has the primary responsibility for overseeing the overall management of the Company and electing its officers.

INVESTMENT ADVISER

    Piper Capital Management Incorporated (the "Adviser") has been retained under an Investment Advisory and Management Agreement with the Company to act as the Fund's investment adviser subject to the authority of the Board of Directors.


    In addition to acting as investment adviser for the other series of the Company, the Adviser also serves as investment adviser to a number of other open-end and closed-end investment companies and to various other concerns, including pension and profit-sharing funds, corporate funds, and individuals. As of November 1, 1995, the Adviser rendered investment advice with regard to approximately $9 billion of assets. The Adviser is a wholly owned subsidiary of Piper Jaffray Companies Inc., a publicly held corporation which is engaged through its subsidiaries in various aspects of the financial services industry. The address of the Adviser is Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402.


    The Adviser furnishes the Fund with investment advice and supervises the management and investment program of the Fund. The Adviser furnishes at its own expense all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Fund. The Adviser also provides investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Fund. In addition, the Adviser pays the salaries and fees of all officers and directors of the Company who are affiliated with the Adviser.

    Under the Investment Advisory and Management Agreement, the Fund pays the Adviser a fee calculated and paid monthly at an annual rate of .30% on average daily net assets up to $100 million, .25% on average daily net assets of over $100 and up to $250 million and .20% on average daily net assets in excess of $250 million.

PORTFOLIO MANAGEMENT


    Worth Bruntjen has been primarily responsible for the day-to-day management of the Fund's portfolio since inception of the Fund in 1988. Mr. Bruntjen is a Senior Vice President of the Adviser and a fixed income manager for a variety of client portfolios including foundations, pensions and profit-sharing plans. Mr. Bruntjen has approximately 28 years of financial experience.


TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND CUSTODIAN

    Investors Fiduciary Trust Company ("IFTC"), 127 West Tenth Street, Kansas City, Missouri 64105, (800) 874-6205, serves as Custodian for the Fund's portfolio securities and cash and as Transfer Agent and Dividend Disbursing Agent for the Fund.


    The Company has entered into Shareholder Account Servicing Agreements with the Distributor and Piper Trust Company, an affiliate of the Distributor and the Adviser. Under these agreements the Distributor and Piper Trust Company provide transfer agent and dividend disbursing agent services for certain shareholder accounts. For more information, see "Investment Advisory and Other Services--Transfer Agent and Dividend Disbursing Agent" in the Statement of Additional Information.


PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

    Portfolio transactions for the Fund are generally effected on a net basis without payment of brokerage commissions. The Adviser may consider a number of factors in determining which brokers to use for portfolio transactions. These factors, which are more fully discussed in the Statement of Additional Information, include, but are not limited to, research services, favorableness of the net price and quality of services and execution. A broker's sales of shares of any series of the Company may also be considered a factor if the Adviser is satisfied that the Fund would receive from that broker the most favorable price and execution then available for a transaction. Portfolio transactions for the Fund will generally be with the issuer or with dealers acting on a principal basis. In the event, however, that any portfolio transactions are executed on an agency basis, such transactions may be effected through the Distributor. For more information, see "Portfolio Transactions and Allocation of Brokerage" in the Statement of Additional Information.

                          DISTRIBUTION OF FUND SHARES

    Piper Jaffray acts as the principal distributor of the Fund's shares. The Company has adopted a Distribution Plan (the "Plan") as required by Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"). Under the Plan, the Distributor is paid a total fee in connection with the servicing of Fund shareholder accounts and in connection with distribution related services provided with respect to the Fund. This fee is calculated and paid monthly at an annual rate equal to .30% of the average daily net assets of the Fund.

    A portion of the total fee equal to .05% of the Fund's average daily net assets is categorized as a distribution fee intended to compensate the Distributor for its expenses incurred in connection with the sale of Fund shares. The remaining portion of the fee, equal to .25% of the Fund's average daily net assets, is categorized as a servicing fee intended to compensate the Distributor for ongoing servicing and/or maintenance of shareholder accounts. The Distributor has voluntarily agreed to limit the total fee payable under the Plan to .20% of the Fund's average daily net assets. This limitation may be revised or terminated at any time after fiscal 1996 year end. Payments made under the Plan are not tied exclusively to expenses actually incurred by the Distributor and may exceed such expenses. The Adviser and the Distributor, out of their own assets, may pay for certain expenses incurred in connection with the distribution of shares of the Fund. In particular, the Adviser may make payments out of its own assets to Piper Jaffray Investment Executives and other broker dealers in connection with their sales of shares of the Fund. See "Purchase of Shares--Public Offering Price." Further information regarding the Plan is contained in the Statement of Additional Information.

    The Distributor uses all or a portion of its servicing fee to make payments to Investment Executives of the Distributor and broker-dealers which have entered into sales agreements with the Distributor. If shares of the Fund are sold by a representative of a broker-dealer other than the Distributor, the broker-dealer is paid .20% of the average daily net assets of the Fund attributable to shares sold by the broker-dealer's representative. If shares of a Fund are sold by an Investment Executive of the Distributor, compensation is paid to the Investment Executive in the manner set forth in a written agreement, in an amount not to exceed .20% of the average daily net assets of the Fund attributable to shares sold by the investment executive.

                               PURCHASE OF SHARES

GENERAL

    The Fund closed to new investors on June 14, 1994. Current Fund shareholders may continue to buy additional shares of the Fund without restriction and to reinvest dividends and distributions on all or any shares owned.

    The Fund's shares may be purchased at the public offering price from the Distributor and from certain other broker-dealers who have sales agreements with the Distributor. The address of the Distributor is that of the Fund.
Shareholders will receive written confirmation of their purchases. Stock certificates will not be issued in order to facilitate redemptions and exchanges. The Distributor reserves the right to reject any purchase order. Shareholders should be aware that, because the Fund does not issue stock certificates, Fund shares must be kept in an account with the Distributor or at IFTC in the case of shares sold through a broker-dealer that has a sales agreement with the Distributor.

PUBLIC OFFERING PRICE

    Shares of the Fund are offered to current Fund shareholders at the net asset value per share next determined following receipt of an order by a shareholder's Piper Jaffray Investment Executive or other broker-dealer, plus a maximum sales charge of 1.5% of the offering price (1.52% of the net asset value) on purchases of less than $100,000. The sales charge is reduced on a graduated scale on purchases of $100,000 or more. The following table sets forth total sales charges or underwriting commissions. The Distributor may reallow up to the entire sales charge to securities dealers in connection with sales of shares. Such dealers may, by virtue of such reallowance, be deemed to be "underwriters" under the Securities Act of 1933 (the "1933 Act").

                                                                Sales Charge as    Sales Charge as
                                                                 Percentage of      Percentage of
Amount of Transaction at Offering Price                         Offering Price     Net Asset Value
-------------------------------------------------------------  -----------------  -----------------
Less than $100,000...........................................          1.50%              1.52%
$100,000 but less than $250,000..............................          1.25%              1.27%
$250,000 but less than $500,000..............................          1.00%              1.01%
$500,000 and over............................................             0%                 0%

    With respect to cumulative purchases of Fund shares in excess of $500,000, the Distributor currently pays its Investment Executives and other broker-dealers a fee of up to .20% of the first $3 million of the offering price, .15% of the next $2 million of the offering price, .10% of the next $5 million of the offering price and .05% of the offering price in excess of $10 million. Such payments may be revised from time to time by the Distributor. The Fund previously imposed a contingent deferred sales charge on Fund share purchases of $500,000 and over. This sales charge has been discontinued and any contingent deferred sales charges payable with respect to redemptions of Fund shares will be waived. This waiver does not apply, however, to Fund shares that have been acquired on or after September 23, 1994, through exercise of the exchange privilege. See "Exchange Privilege" below.

    The Distributor or the Adviser, at their expense, also provide promotional incentives to Investment Executives of the Distributor and to broker-dealers who have sales agreements with the Distributor in connection with sales of shares of the Fund, other series of the Company and other mutual funds for which the Adviser acts as investment adviser. In some instances, such incentives may be made available only to certain investment executives or broker-dealers who have sold or may sell significant amounts of such shares. The incentives may include payment for travel expenses, including lodging at luxury resorts, incurred in connection with sales seminars.

    The foregoing schedule of sales charges applies to purchases made at any one time by the following: (a) any individual; (b) any individual, his or her spouse, and his or her children under the age of 21; (c) a trustee or fiduciary of a single trust estate or single fiduciary account; or (d) any organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company, and provided that the purchase is made through a central administration, or through a single dealer, or by other means which result in economy of sales effort or expense. An organized group does not include a group of individuals whose sole organizational connection is participation as credit card holders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

    The foregoing schedule applies to single purchases, concurrent purchases of two or more series of the Company sold with a sales charge, and purchases made pursuant to the Right of Accumulation.


    RIGHT OF ACCUMULATION. Under the Right of Accumulation, the greater of the original purchase price or the current value of an investor's existing shares in any mutual fund managed by the Adviser (EXCEPT HERCULES FUNDS INC.) and sold with a sales charge may be combined with the amount of the investor's current purchase in determining the sales charge. In determining both the current value of an investor's existing shares and the amount of the investor's current purchase, shares held or purchased by the investor's spouse and his or her children under the age of 21 are included. In order to receive the cumulative quantity reduction, the previous purchases of shares of a mutual fund managed by the Adviser must be called to the attention of your Piper Jaffray Investment Executive or other broker-dealer at the time of the current purchase.


    LETTER OF INTENT. An investor may qualify for a reduced sales charge immediately by signing a nonbinding Letter of Intent stating the investor's intention to invest within a 13-month period, beginning not earlier than 90 days prior to the date of execution of the Letter, a specified amount which, if made at one time, would qualify for a reduced sales charge. Reinvested dividends will be treated as purchases of additional shares. Any redemptions made during the term of the Letter of Intent will be subtracted from the amount of purchases in determining whether the Letter of Intent has been completed. During the term of a Letter of Intent, IFTC will hold shares representing 5% of the amount that the investor intends to invest during the 13-month period in escrow for payment of a higher sales charge if the full amount indicated in the Letter of Intent is not purchased. Dividends on the escrowed shares will be paid to the shareholder. The escrowed shares will be released when the full amount indicated has been purchased. If the full indicated amount is not purchased within the 13-month period, the investor will be required to pay, either in cash or by liquidating escrowed shares, an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge the investor would have paid on his or her aggregate purchases if the total of such purchases had been made at a single time.

MINIMUM INVESTMENT

    A minimum initial investment of $25,000 per account is required. The minimum subsequent investment is $2,500. The Distributor, in its discretion, may waive the minimum initial investment amount for purchases by certain employee benefit plans. All investments must be arranged through your Piper Jaffray Investment Executive or other broker-dealer.

SPECIAL PURCHASE PLANS

    For information on any of the following special purchase plans, contact your Investment Executive.

    PURCHASES BY PIPER JAFFRAY COMPANIES INC., ITS SUBSIDIARIES, ASSOCIATED PERSONS AND BROKER-DEALERS. Piper Jaffray Companies Inc. and its subsidiaries may buy shares of the Fund without incurring a sales charge. The following persons associated with such entities also may buy Fund shares without paying a sales charge: (a) officers, directors and partners; (b) employees and retirees;
(c) sales representatives; (d) spouses, or children under the age of 21, of any such persons set forth in (a) through (c); and (e) any trust, pension, profit-sharing or other benefit plan for any of the persons set forth in (a) through (d). In addition, employees of broker-dealers who have entered into sales agreements with the Distributor, and spouses and children under the age of 21 of such employees, may buy shares of the Fund without incurring a sales charge.

    PURCHASES BY OTHER INDIVIDUALS WITHOUT A SALES CHARGE. Clients of the Adviser may buy shares of the Fund in their advisory accounts without incurring a sales charge. Discretionary accounts at Piper Trust Company and participants in investment companies exempt from registration under the 1940 Act which are managed by the Adviser also may buy shares of the Fund without incurring a sales charge. In addition, investors purchasing shares through a Piper Jaffray Investment Executive may buy shares of the Fund without paying a sales charge to the extent the purchase of such shares is funded by the proceeds from the sale of shares of any non-money market open-end mutual fund, provided that an order for Fund shares is received by the Distributor within 30 days after the redemption of shares of the other fund. Trust companies and bank trust departments using funds over which they exercise exclusive discretionary investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity also may buy Fund shares without incurring a sales charge.

    PURCHASES BY EMPLOYEE BENEFIT PLANS AND TAX-SHELTERED ANNUITIES. Shares of the Fund will be sold at net asset value, without a sales charge, to employee benefit plans containing an actively maintained qualified cash or deferred arrangement under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code") (a "401(k) Plan"). In the event a 401(k) Plan of an employer has purchased shares in the Fund or any other series of the Company (other than a money market fund) during any calendar quarter, any other employee benefit plan of such employer that is a qualified plan under Section 401(a) of the Code may also purchase shares of the Fund during such quarter without incurring a sales charge. Custodial accounts under Section 403(b) of the Code (known as tax-sheltered annuities) also may buy shares of the Fund without incurring a sales charge.

    ACCOUNT PROTECTION. Shares of the Fund purchased through a Piper Jaffray Investment Executive may, at the option of the investor, be held in a Piper Automatic Transfer Account (PAT Account) or a Prime Account. In the unlikely event of financial failure of the Distributor, investments in the Fund held in a PAT Account or a Prime Account would be protected up to $25 million. Investments held in other Piper Jaffray accounts are protected up to $2.5 million. In each case, the Securities Investor Protection Corporation ("SIPC") provides $500,000 of protection; the additional coverage is provided by The Aetna Casualty & Surety Company. This protection does not cover any declines in the net asset value of Fund shares.


    AUTOMATIC MONTHLY INVESTMENT PROGRAM. After satisfying the $25,000 minimum initial purchase requirement, a shareholder may arrange to make additional purchases of shares of the Fund or certain other mutual funds managed by the Adviser by having $100 or more per month automatically transferred from his or her bank, savings and loan, or other financial institution. In addition, clients holding their shares in a Piper Jaffray account may arrange to make such additional purchases by having $25 or more automatically transferred each month from any of the money market fund series of the Company. Shareholders should contact their Piper Jaffray Investment Executive or IFTC to obtain authorization forms or for additional information.



    REINVESTMENT PRIVILEGE. A shareholder who has redeemed shares of the Fund may reinvest all or part of the redemption proceeds in shares of the Fund within 120 days without payment of an additional sales charge. However, shareholders who have redeemed all of their Fund shares will not be allowed to reinvest in the Fund. Similarly, part or all of the redemption proceeds may be reinvested within such time period, without payment of a sales charge, in shares of any other mutual fund managed by the Adviser (except Hercules Funds Inc.) and eligible for sale in the shareholder's state of residence. Such reinvestment will be subject to the minimum investment requirements and any other applicable terms set forth in the prospectus of the fund being acquired.


EXCHANGE PRIVILEGE

    Shares of the Fund purchased through a Piper Jaffray Investment Executive may be exchanged for shares of any other mutual fund managed by the Adviser (except Hercules Funds Inc.) provided that the shares to be acquired in the exchange are eligible for sale in the shareholder's state of residence. Shares of the Fund purchased through another broker-dealer may be exchanged for shares of any other mutual fund managed by the Adviser for which that broker-dealer has a signed dealer agreement (except Hercules Funds Inc.). Exchanges of Fund shares are made on the basis of the net asset values of the funds involved. An investor considering an exchange into another mutual fund managed by the Adviser should refer to the appropriate prospectus for additional information concerning such fund. A prospectus may be obtained through an investor's Piper Jaffray Investment Executive or other broker-dealer or through the Distributor. All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus of the fund being acquired. Shareholders exchanging all of their Fund shares for shares of another mutual fund will no longer be eligible to purchase shares of the Fund, whether through the exchange privilege or otherwise.


    A shareholder holding shares in a Piper Jaffray account may make an exchange by contacting his or her Piper Jaffray Investment Executive. Other shareholders must contact IFTC. Shareholders who have authorized telephone exchanges in their Account Application and Services Form will be able to effect exchanges from the Fund into an identically registered account in one of the other available funds by calling IFTC at (800) 874-6205. Otherwise, exchanges must be made by mail by following the procedures applicable to redemption of the Fund's shares (see "Redemption of Shares--Normal Redemption" below) except that, with respect to an exchange transaction between accounts registered in identical names, no signature guarantee is required unless the amount being exchanged exceeds $25,000.

    An investor may make four exchanges per year without payment of a service charge. Thereafter, there is a $5 service charge for each exchange. The Company reserves the right to change or discontinue the exchange privilege, or any aspect of the privilege, upon 60 days' written notice.

                              REDEMPTION OF SHARES

NORMAL REDEMPTION

    Shares of the Fund, in any amount, may be redeemed at any time at their current net asset value next determined after a request is received by a shareholder's Piper Jaffray Investment Executive or other broker-dealer. A written redemption request (discussed below) will not be considered received unless it is in proper form. To redeem shares of the Fund, an investor may make an oral redemption request through his or her Piper Jaffray Investment Executive or other broker-dealer. Immediately following the receipt of such a request, the Investment Executive or broker-dealer will wire a redemption request to the Distributor or

IFTC, respectively. Shareholders redeeming all of their Fund shares will no longer be eligible to purchase shares of the Fund.

    Shareholders who purchased shares through a broker-dealer other than the Distributor may also redeem such shares by written request to IFTC at the address set forth above. See "Management--Transfer Agent, Dividend Disbursing Agent and Custodian." To be considered in proper form, written requests for redemption should indicate the dollar amount or number of shares to be redeemed, refer to the shareholder's Fund account number, and give either a social security or tax identification number (as applicable). The request should be signed in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign. If shares to be redeemed have a value of $10,000 or more or redemption proceeds are to be paid to someone other than the shareholder at such shareholder's address of record, the signature(s) must be guaranteed by an "eligible guarantor institution," which includes a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic stock exchange, a savings association or a credit union that is authorized by its charter to provide a signature guarantee. IFTC may reject redemption instructions if the guarantor is neither a member of nor a participant in a signature guarantee program. Signature guarantees by notaries public are not acceptable. The purpose of a signature guarantee is to protect shareholders against the possibility of fraud. Further documentation will be requested from corporations, administrators, executors, personal representatives, trustees and custodians. Redemption requests given by facsimile will not be accepted. Unless other instructions are given in proper form, a check for the proceeds of the redemption will be sent to the shareholder's address of record.

EXPEDITED REDEMPTION


    Shareholders who have authorized expedited redemptions in their Account Application and Services Form may elect to have redemption proceeds transmitted by wire in the case of redemptions of $25,000 or more. Such redemptions can be made by contacting a shareholder's Piper Jaffray Investment Executive or other broker-dealer. The proceeds of redeemed shares normally will be transmitted the following day by Federal Funds wire to the shareholder's designated bank account (which must be at a domestic commercial bank which is a member of the Federal Reserve System), assuming proper wire instructions have been provided by the shareholder. Transfer wire fees, if any, will be deducted from the redemption proceeds. The Fund will employ reasonable procedures to confirm that telephone instructions are genuine, including requiring that payment be made only to the bank account designated and requiring certain means of telephonic identification. If the Fund employs such procedures it will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. If the Fund fails to employ such procedures, it may be liable for any losses due to unauthorized or fraudulent telephone transactions. It may be difficult to reach the Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests. If you cannot reach the Fund by telephone, you should contact your broker-dealer or issue written instructions to IFTC at the address set forth herein. See "Management-- Transfer Agent, Dividend Disbursing Agent and Custodian." The Fund reserves the right to suspend or terminate its telephone services at any time without notice.


SYSTEMATIC WITHDRAWAL PLAN

    If your account has a value of $5,000 or more, you may establish a Systematic Withdrawal Plan for the Fund and receive regular periodic payments. A request to establish a Systematic Withdrawal Plan must be submitted in writing to an investor's Piper Jaffray Investment Executive or other broker-dealer. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $100. (This is merely the minimum amount allowed and should not be interpreted as a recommended amount.) The holder of a Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional shares at net asset value. To provide funds for payment, the Fund will redeem as many full and fractional shares as necessary at the redemption price, which is net asset value. Redemption of shares may reduce or possibly exhaust the shares in your account, particularly in the event of a market decline. As with other redemptions, a redemption to make a withdrawal payment is a sale for federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of such payments may be a return of capital.


    The maintenance of a Systematic Withdrawal Plan concurrent with purchases of additional shares of the Fund may be unadvisable due to sales charges and tax liabilities. You will receive a confirmation of each transaction showing the sources of the payment and the share and cash balance remaining in your account. The plan may be terminated on written notice by the shareholder or the Fund and it will terminate automatically if all shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. You may change the amount and schedule of withdrawal payments or suspend such payments by giving written notice to your Piper Jaffray Investment Executive or other broker-dealer at least seven business days prior to the end of the month preceding a scheduled payment.


PAYMENT OF REDEMPTION PROCEEDS


    Normally, the Fund will make payment for all shares redeemed within three business days, but in no event will payment be made more than seven days after receipt by the Distributor or IFTC of a redemption request in proper order. However, payment may be postponed or the right of redemption (by each of the methods described above) suspended for more than seven days under unusual circumstances, such as when trading is not taking place on the New York Stock Exchange. Payment of redemption proceeds may also be delayed if the shares to be redeemed were purchased by a check drawn on a bank which is not a member of the Federal Reserve System, until such check has cleared the banking system (normally up to 15 days).


REDEMPTION IN KIND

    Although it is the Fund's current policy to make payment of redemption proceeds in cash, redemption proceeds for redemption requests of $100,000 or more may be paid, at the sole option of the Fund, in whole or in part by a distribution in kind of securities or other assets held by the Fund. The determination of which of the Fund's assets will be distributed to meet such redemption requests will be made by the Adviser, in consultation with the redeeming shareholder. Securities or other assets so distributed will be valued in the same manner as the Fund's securities. In order to dispose of such securities or other assets, the redeeming shareholder would most likely be required to bear transaction costs.

INVOLUNTARY REDEMPTION

    The Fund reserves the right to redeem a shareholder's account at any time the net asset value of the account falls below $500 as the result of a redemption or exchange request. Shareholders will be notified in writing that the value of their account is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.

                              VALUATION OF SHARES

    The Fund determines its net asset value on each day the New York Stock Exchange (the "Exchange") is open for business, provided that the net asset value need not be determined for the Fund on days on which changes in the value of its portfolio securities will not materially affect the current net asset value of the Fund's shares and days when no Fund shares are tendered for redemption and no order for Fund shares is received. The calculation is made as of the primary closing time of the Exchange (currently 4:00 p.m., New York time) after the Fund has declared any applicable dividends.

    The net asset value per share for the Fund is determined by dividing the value of the securities owned by the Fund plus any cash and other assets (including interest accrued and dividends declared but not collected) less all liabilities by the number of Fund shares outstanding. For the purposes of determining the aggregate net assets of the Fund, cash and receivables will be valued at their face amounts. Interest will be recorded as accrued.


    The value of certain fixed-income securities will be provided by an independent pricing service, which determines these valuations at a time earlier than the close of the Exchange. Pricing services consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. Fixed-income securities for which prices are not available from an independent pricing service but where an active market exists will be valued using market quotations obtained from one or more dealers that make markets in the securities. Occasionally events affecting the value of such securities may occur between the time valuations are determined and the close of the Exchange. If events materially affecting the value of such securities occur during such period, or if the Fund's management determines for any other reason that valuations provided by the pricing service are inaccurate, such securities will be valued at their fair value according to procedures decided upon in good faith by the Company's Board of Directors. In addition, any securities or other assets of the Fund for which market prices are not readily available will be valued at their fair value in accordance with such procedures.


                    DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

DIVIDENDS AND DISTRIBUTIONS

    All net investment income dividends and net realized capital gains distributions with respect to the shares of the Fund will be payable in additional shares of the Fund at net asset value unless the shareholder notifies his or her Piper Jaffray investment executive or other broker-dealer of an election to receive cash. Shareholders may elect either to receive income dividends in cash and capital gains in shares of the Fund at net asset value, or to receive both income dividends and capital gains in cash. The taxable status of income dividends and/or net capital gains distributions is not affected by whether they are reinvested or paid in cash. Fund shareholders may also direct that income dividends and capital gains distributions from the Fund be invested in any other mutual fund managed by the Adviser (other than a money market fund or Hercules Funds Inc.) that is offered in a shareholder's state. Any such investment will be made at net asset value and will not be subject to a minimum investment amount except that, in order to invest dividends and distributions in another fund, an investor must hold shares in such fund (including shares being acquired with such dividend or distribution) with a value at least equal to such fund's minimum initial investment amount as of the date of the dividend or distribution.


    The net investment income of the Fund will be declared as dividends daily. Dividends will be reinvested in additional shares of the Fund (or, at the shareholder's option, shares of another mutual fund managed by the Adviser) on a monthly basis, except that, with respect to shareholders who have elected to receive cash, dividends will be distributed monthly into the Piper Jaffray accounts of shareholders who purchased through Piper Jaffray Investment Executives and mailed monthly to shareholders who purchased through other broker-dealers. Each daily dividend is payable to Fund shareholders of record at the time of its declaration. "Shareholders of record" is defined to include holders of shares purchased for which payment has been received by the Distributor or IFTC, as appropriate, and to exclude holders of shares redeemed on that day. A shareholder will not be credited with a daily dividend until payment for shares purchased has been received by the Distributor or IFTC. Shares redeemed will earn dividends through the day prior to settlement of the redemption.


    The Fund may at times pay out less than the entire amount of net investment income earned in any particular period in order to permit the Fund to maintain a more stable level of distributions and to increase investment flexibility. As a result, the distributions paid by the Fund for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. The Fund retained income during the 1995, 1994, 1993 and 1992 excise tax years and was subject to a 4% excise tax on that retained income. See "Taxes," below.



    The Fund will distribute net realized capital gains, if any, to its shareholders at least once annually. For federal income tax purposes, the Fund had capital loss carryovers at September 30, 1995 of $262,276,703. Such capital loss carryovers, if not offset by subsequent capital gains, will expire September 30, 2003 and 2004. It is unlikely that the Board of Directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or has expired.


TAXES

    Each series of the Company is treated as a separate corporation for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). Therefore, the Fund is treated separately in determining whether it qualifies as a regulated investment company under the Code and for purposes of determining the net ordinary income (or loss), net realized capital gains (or losses) and distributions necessary to relieve the Fund of any federal income tax liability. The Fund qualified as a regulated investment company during its last taxable year and intends to qualify as a regulated investment company during the current taxable year. If so qualified, the Fund will not be liable for federal income taxes to the extent it distributes its taxable income to shareholders. The Fund will, however, be subject to a nondeductible excise tax equal to 4% of the excess, if any, of the amount required to be distributed
pursuant  to  the  Code  for  each  calendar  year  over  the  amount   actually
distributed. In order to avoid the imposition of this excise tax, the Fund generally must declare dividends by the end of a calendar year representing 98% of the Fund's ordinary income for the calendar year and 98% of its capital gain net income (both long-term and short-term capital gains) for the 12-month period ending October 31 of the calendar year. As discussed above, the Fund retained income subject to the 4% excise tax for the 1995, 1994, 1993 and 1992 excise tax years. The Fund anticipates that it will also pay excise tax in the 1996 excise tax year.


    Distributions by the Fund are generally taxable to the shareholders, whether received in cash or additional shares of the Fund (or shares of another mutual fund managed by the Adviser). Since none of the income of the Fund will consist of dividends from domestic corporations, the dividends-received deduction for corporations will not be applicable to distributions by the Fund. Distributions designated as capital gain dividends will be taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has held the shares of the Fund.

    When a shareholder sells or exchanges shares in the Fund, the shareholder will recognize a capital gain or loss if, as is normally the case, the shares are capital assets in the hands of the shareholder. The capital gain or loss will be long-term if the shareholder has held the shares more than one year.

    The foregoing relates to federal income taxation as in effect as of the date of this Prospectus. For a more detailed discussion of the federal income tax consequences of investing in shares of the Fund, see "Taxation" in the Statement of Additional Information. Before investing in the Fund, you should check the consequences of your local and state tax laws.

                            PERFORMANCE COMPARISONS

    Advertisements and other sales literature for the Fund may refer to its "yield," its "average annual total return" and its cumulative total return. When the Fund advertises its yield, it will also advertise its total return as required by the rules of the Securities and Exchange Commission. All such figures are based on historical earnings and are not intended to indicate future performance. The return on and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    The advertised "yield" of the Fund will be based upon a 30-day period stated in the advertisement. Yield is calculated by dividing the net investment income per share (as defined under Securities and Exchange Commission rules and regulations) earned during the period by the maximum offering price per share on the last day of the period. The result is then "annualized" using a formula that provides for semiannual compounding of income.

    "Average annual total return" is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. Cumulative total return is calculated by subtracting a hypothetical $1,000 payment to the Fund from the redeemable value of such payment at the end of the advertised period, dividing such difference by $1,000 and multiplying the quotient by 100. In calculating average annual and cumulative total return, the maximum sales charge is deducted from the hypothetical investment and all dividends and distributions are assumed to be reinvested. Such total return quotations may be accompanied by quotations which do not reflect the reduction in value of the initial investment due to sales charge, and which thus will be higher.

    Comparative performance information also may be used from time to time in advertising the Fund's shares. For example, advertisements may compare the Fund's performance to that of various unmanaged market indices, or may include performance data from Lipper Analytical Services, Inc., Morningstar, Inc. or other entities or organizations which track the performance of investment companies.


    For additional information regarding comparative performance information and calculation of the Fund's yield, average annual total return and cumulative total return, see "Performance Comparisons" in the Statement of Additional Information.


    Advertisements and other sales literature may also refer to the Fund's effective duration. Effective duration estimates the interest rate risk (price volatility) of a security, I.E., how much the value of the security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price is to changes in interest rates. For example, if interest rates were to increase by 1%, the market value of a bond with an effective duration of five years would decrease by about 5%, with all other factors being constant. It is important to understand that, while a valuable measure, effective duration is based on certain assumptions and has several limitations. It is most useful as a measure of interest rate risk when interest rate changes are small, rapid and occur equally across all the different points of the yield curve. In addition, effective duration is difficult to calculate precisely for bonds with prepayment options, such as mortgage-backed securities, because the calculation requires assumptions about prepayment rates. For example, when interest rates go down, homeowners may prepay their mortgages at a higher rate than assumed in the initial effective duration calculation, thereby shortening the effective duration of the Fund's mortgage-backed securities. Conversely, if rates increase, prepayments may decrease to a greater extent than assumed, extending the effective duration of such securities. For these reasons, the effective durations of funds which invest a significant portion of their assets in mortgage-backed securities, particularly mortgage derivative securities, can be greatly affected by changes in interest rates.

                              GENERAL INFORMATION

    The Company is authorized to issue a total of 10 trillion shares of common stock, with a par value of $.01 per share. Four hundred billion of these shares have been authorized by the Board of Directors to be issued in thirteen separate series, as follows: Growth Fund (formerly Value Fund), Emerging Growth Fund, Growth and Income Fund, Equity Strategy Fund, Balanced Fund, Government Income Fund, Short-Intermediate Bond Fund, Institutional Government Income Portfolio, National Tax-Exempt Fund and Minnesota Tax-Exempt Fund, each of which has ten billion authorized shares, and Money Market Fund, Tax-Exempt

Money Market Fund and U.S. Government Money Market Fund, each of which has one hundred billion authorized shares.


    The Board of Directors is empowered under the Company's Articles of Incorporation to issue additional series of the Company's common stock without shareholder approval. In addition, the Board of Directors may, without shareholder approval, create and issue one or more additional classes of shares within each Fund, as well as within any series of the Company created in the future. See "Capital Stock and Ownership of Shares" in the Statement of Additional Information.

    All shares, when issued, will be fully paid and nonassessable and will be redeemable. All shares have equal voting rights. They can be issued as full or fractional shares. A fractional share has pro rata the same kind of rights and privileges as a full share. The shares possess no preemptive or conversion rights.

    Each share of a series has one vote (with proportionate voting for fractional shares) irrespective of the relative net asset value of the series' shares. On some issues, such as the election of directors, all shares of the Company vote together as one series. On an issue affecting only a particular series, the shares of the affected series vote separately. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining shares will be unable to elect any directors.

    The Bylaws of the Company provide that shareholder meetings be held only with such frequency as required under Minnesota law. Minnesota corporation law requires only that the Board of Directors convene shareholder meetings when it deems appropriate. In addition, Minnesota law provides that if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting shares of the Company may demand a regular meeting of shareholders by written notice given to the chief executive officer or chief financial officer of the Company. Within 30 days after receipt of the demand, the Board of Directors shall cause a regular meeting of shareholders to be called, which meeting shall be held no later than 90 days after receipt of the demand, all at the expense of the Company. In addition, the 1940 Act requires a shareholder to vote for all amendments to fundamental investment policies and restrictions and for all amendments to investment advisory contracts and Rule 12b-1 distribution plans. The 1940 Act also provides that Directors of the Company may be removed by action of the record holders of two-thirds or more of the outstanding shares of the Company. The Directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Director when so requested in writing by the record holders of at least 10% of the Company's outstanding shares.

    The Fund periodically sends financial and other reports and communications (including, but not limited to, annual and semi-annual financial statements) to its shareholders. Unless otherwise required by law, the Fund intends to mail one of each such report or communication to each individual mailing address, which may be the address of one or multiple shareholders of record. However, shareholders have the right to receive additional copies of each such report or communication without charge upon written request to the Fund.

                               PENDING LITIGATION

    A number of complaints have been brought in federal and state court against the Fund, the Adviser, the Distributor, and certain individuals affiliated or formerly affiliated with the Adviser and the Distributor. In addition, complaints have been filed in federal court relating to a number of closed-end investment companies managed by the Adviser and two open-end investment companies for which the Adviser has acted as subadviser. The complaints, which ask for rescission of plaintiff shareholders' purchases or compensatory damages, plus interest, costs and expenses, generally allege, among other things, certain violations of federal and/or state securities laws, including the making of materially misleading statements in prospectuses concerning investment policies and risks. See "Pending Litigation" in the Statement of Additional Information.



    A settlement agreement has been reached with respect to one of the complaints involving the Fund. An Amended Consolidated Class Action Complaint, which represents a consolidation of claims previously brought by 11 persons or entities, was filed on October 5, 1994 in the United States District Court, District of Minnesota. The named plaintiffs in this putative class action (the "Amended Class Action") purport to represent a class of individuals and groups who purchased shares of the Fund during the period from July 1, 1991 through May 9, 1994. The named plaintiffs and defendants have entered into a settlement agreement which has received preliminary approval from the Court. The terms of the settlement are set forth in a Settlement Agreement dated July 20, 1995 (as modified by an Addendum filed on July 28, 1995). The Settlement Agreement contained a provision which would have permitted the defendants to cancel the Agreement if shareholders who had incurred a cumulative "loss" (as defined under the Agreement) of more than 10% of the loss sustained by the entire class had opted out. The October 2, 1995 deadline for requesting exclusion from the class has passed, and the loss sustained by persons requesting exclusion is less than 10%. If granted final approval by the Court, the settlement agreement would provide up to approximately $70 million to class members in payments scheduled over approximately three years. Such payments would be made by Piper Jaffray Companies and the Adviser and would not be an obligation of the Fund or the Company. Six additional complaints have been brought and a number of actions have been commenced in arbitration relating to the Fund. The complaints generally have been consolidated with the Amended Class Action for pretrial purposes and the arbitrations and litigations have been stayed pending entry of an order by the Court permitting those class members who have requested exclusion to proceed with their actions.


    The Adviser and the Distributor to not believe that the Amended Class Action settlement or any outstanding complaint or action in arbitration will have a material adverse effect on their ability to perform under their agreements with the Company and they intend to defend such lawsuits and actions vigorously.


    NO DEALER, SALES REPRESENTATIVE OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS (AND/OR IN THE STATEMENT OF ADDITIONAL INFORMATION REFERRED TO ON THE COVER PAGE OF THIS PROSPECTUS), AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR PIPER JAFFRAY INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN ANY STATE IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO, OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

                                PIPER FUNDS INC.

                               INVESTMENT ADVISER
                     Piper Capital Management Incorporated

                                  DISTRIBUTOR
                               Piper Jaffray Inc.

                          CUSTODIAN AND TRANSFER AGENT
                       Investors Fiduciary Trust Company

                                    AUDITORS
                             KPMG Peat Marwick LLP

                                 LEGAL COUNSEL
                           Dorsey & Whitney P.L.L.P.

   Table of Contents

                                          PAGE
Introduction.........................           2
Fund Expenses........................           4
Financial Highlights.................           5
Investment Objective and Policies....           6
Management...........................          11
Distribution of Fund Shares..........          12
Purchase of Shares...................          13
Redemption of Shares.................          16
Valuation of Shares..................          18
Dividends, Distributions and Tax
  Status.............................          19
Performance Comparisons..............          20
General Information..................          21
Pending Litigation...................          22

   PJIGX-05


                                 INSTITUTIONAL
                                  GOVERNMENT
                                    INCOME
                                   PORTFOLIO
                                     [LOGO]
                                   PROSPECTUS


                               NOVEMBER 27, 1995

                                              PROSPECTUS DATED NOVEMBER 27, 1995

                                PIPER FUNDS INC.
                               MONEY MARKET FUND
                       U.S. GOVERNMENT MONEY MARKET FUND
                          TAX-EXEMPT MONEY MARKET FUND

                              PIPER JAFFRAY TOWER
                             222 SOUTH NINTH STREET
                       MINNEAPOLIS, MINNESOTA 55402-3804
                           (800) 866-7778 (TOLL FREE)


    Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund (the "Funds") are series of Piper Funds Inc. (the "Company"), an open-end mutual fund whose shares are currently offered in thirteen series.


    MONEY MARKET FUND AND U.S. GOVERNMENT MONEY MARKET FUND both have an investment objective of maximum current income consistent with preservation of capital and maintenance of liquidity. Money Market Fund invests in a variety of high quality money market instruments such as high grade domestic and U.S. dollar denominated foreign commercial paper, repurchase agreements, obligations of domestic and foreign banks (time deposits, certificates of deposit and bankers' acceptances), U.S. Government securities and short-term corporate obligations. U.S. Government Money Market Fund invests only in U.S. Government securities and repurchase agreements with respect to such securities.

    TAX-EXEMPT MONEY MARKET FUND has an investment objective of a high level of current income exempt from federal income taxes consistent with preservation of capital and maintenance of liquidity. The Fund seeks to achieve this objective by investing primarily in high quality tax-exempt securities with short-term maturities, including municipal bonds, municipal notes and municipal commercial paper.

    INVESTMENTS IN THE FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

    This Prospectus concisely describes the information about the Funds that you ought to know before investing. Please read it carefully before investing and retain it for future reference.


    A Statement of Additional Information about the Funds dated November 22, 1995, is available free of charge. Write to the Funds at Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402 or telephone (800) 866-7778 (toll free). The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated in its entirety by reference in this Prospectus.


   THESE  SECURITIES HAVE NOT BEEN APPROVED  OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY  STATE SECURITIES COMMISSION NOR  HAS
       THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
           COMMISSION  PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
              PROSPECTUS. ANY  REPRESENTATION  TO  THE  CONTRARY
                         IS A CRIMINAL OFFENSE.

                                  INTRODUCTION

    Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund (sometimes referred to herein as a "Fund" or, collectively, as the "Funds") are series of Piper Funds Inc. (the "Company"). The Company is an open-end management investment company organized under the laws of the State of Minnesota in 1986, the shares of which are currently offered in thirteen series. Each Fund has its own investment objective and policies, and each is classified as a diversified fund.


THE INVESTMENT ADVISER

    The Company is managed by Piper Capital Management Incorporated (the "Adviser"), a wholly owned subsidiary of Piper Jaffray Companies Inc. Each Fund pays the Adviser a fee for managing its investment portfolio at an annual rate of .50% on net assets up to $500 million. For each Fund the fee is scaled downward as assets increase in size above $500 million. See "Management--Investment Adviser."

THE DISTRIBUTOR

    Piper Jaffray Inc. ("Piper Jaffray"), a wholly owned subsidiary of Piper Jaffray Companies Inc. and an affiliate of the Adviser, serves as Distributor of the Funds' shares.

OFFERING PRICE

    Shares of the Funds are offered to the public at their net asset value of $1.00 per share with no sales charge. There can be no assurance, however, that the net asset value per share of any Fund will always be maintained at $1.00.

MINIMAL INVESTMENTS

    The minimum initial investment for each Fund is $250. There is no minimum for subsequent investments. See "How to Purchase Shares--Minimum Investments."

EXCHANGES

    You may exchange your shares for shares of any other mutual fund managed by the Adviser (except Hercules Funds Inc.) which is open to new investors and eligible for sale in your state of residence. All exchanges are subject to the minimum investment requirements and other applicable terms set forth in the prospectus of the fund whose shares you acquire. You may make four exchanges per year without payment of a service charge. Thereafter, there is a $5 service charge for each exchange. See "Shareholder Services-- Exchange Privilege."


REDEMPTION PRICE

    Shares of any Fund may be redeemed at any time at their net asset value next determined after a redemption request is received by your Piper Jaffray Investment Executive or other broker-dealer. The Funds reserve the right, upon 30 days' written notice, to redeem your account if the net asset value of the shares falls below $200. See "How to Redeem Shares--Involuntary Redemption."

CERTAIN RISK FACTORS TO CONSIDER

    As with other mutual funds, there can be no assurance that any Fund will achieve its objective. As set forth in detail under "Investment Objectives and Policies" and "Special Investment Methods and Risk Factors," an investment in any of the Funds is subject to certain risks and some or all of the Funds may engage in the following investment practices which involve certain special risks: the use of repurchase agreements and reverse repurchase agreements and the purchase or sale of securities on a "when-issued" or "forward commitment" basis.

SHAREHOLDER INQUIRIES

    Any questions or communications regarding a shareholder account should be directed to your Piper Jaffray Investment Executive or, in the case of shares held through another broker-dealer, to IFTC at (800) 874-6205. General inquiries regarding the Funds should be directed to the Funds at the telephone number set forth on the cover page of this Prospectus.

                                 FUND EXPENSES


                                                                                   U.S.       Tax- Exempt
                                                                     Money      Government      Money
                                                                     Market    Money Market     Market
Shareholder Transaction Expenses                                      Fund         Fund          Fund
                                                                   ----------  -------------  ----------
 Exchange Fee*...................................................         $0           $0            $0
Annual Fund Operating Expenses (as a percentage of average net assets)
  Management Fees................................................        .42 %        .50   %       .50 %
  12b-1 Fees (after voluntary limitation)........................        .20 %        .20   %       .20 %
  Other Expenses.................................................        .30 %        .21   %       .21 %
                                                                         ---          ---           ---
  Total Fund Operating Expenses (after voluntary limitation).....        .92 %        .91   %       .91 %

---------
*There is a $5.00 fee for each exchange in excess of four exchanges per year. In addition, exchanges made for shares of other funds managed by the Adviser and subject to a sales charge generally require payment of the applicable sales charge. See "Shareholder Services--Exchange Privilege."

EXAMPLE

    For each of the Funds, you would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period:


                                                                                 1 Year       3 Years      5 Years     10 Years
                                                                               -----------  -----------  -----------  -----------
 Money Market Fund...........................................................   $       9    $      29    $      51    $     113
  U.S. Government Money Market Fund..........................................   $       9    $      29    $      50    $     112
  Tax-Exempt Money Market Fund...............................................   $       9    $      29    $      50    $     112


    The examples contained in the table should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. The purpose of the above Fund Expenses table is to assist you in understanding the various costs and expenses that investors in the Funds will bear directly or indirectly. The information in the table reflects actual expenses incurred during the fiscal year ended September 30, 1995. The Funds have adopted a Rule 12b-1 Plan under which each Fund pays the Distributor a fee equal, on an annual basis, to .30% of such Fund's average daily net assets in connection with the servicing of Fund shareholder accounts and the provision of distribution-related services to the Funds. The Distributor has voluntarily agreed to limit fees payable under the Plan to .20% of each Fund's average daily net assets. After fiscal 1996, this limitation may be revised or terminated at any time. For additional information, including a more complete explanation of management and Rule 12b-1 fees, see "Management--Investment Adviser" and "Distribution of Fund Shares." The Adviser may or may not assume expenses of the Funds from time to time, in its discretion, while retaining the ability to be reimbursed by the Funds for expenses assumed by it during a fiscal year prior to the end of such year. The foregoing policy will have the effect of lowering a Fund's overall expense ratio and of increasing yield to investors when such amounts are assumed or the inverse when such amounts are reimbursed.

                              FINANCIAL HIGHLIGHTS

    The following financial highlights show certain per share data and selected information for a share of capital stock outstanding during the indicated periods for the Funds. This information has been audited by KPMG Peat Marwick LLP, independent auditors, and should be read in conjunction with the financial statements of each Fund contained in its annual report. An annual report of each Fund is available without charge by contacting the Funds at 800-866-7778 (toll free). In addition to financial statements, the annual reports contain further information about the performance of the Funds.


MONEY MARKET FUND

                                                         Fiscal year ended September 30,                         Period from
                                   ---------------------------------------------------------------------------   11/1/87 to
                                     1995       1994       1993       1992       1991       1990       1989        9/30/88
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  -------------
Net asset value, beginning of
  period.........................  $    1.00       1.00       1.00       1.00       1.00       1.00       1.00         1.00
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------        -----
Operations:
  Net investment income..........       0.05       0.03       0.02       0.04       0.06       0.08       0.08         0.06
Distributions from net investment
  income.........................      (0.05)     (0.03)     (0.02)     (0.04)     (0.06)     (0.08)     (0.08)       (0.06)
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------        -----
Net asset value, end of
  period.........................  $    1.00       1.00       1.00       1.00       1.00       1.00       1.00         1.00
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------        -----
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------        -----
Total return***..................       5.05%      2.98%      2.45%      3.87%      6.34%      7.88%      8.60%        6.02%
Net assets, end of period
  (in millions)..................  $   1,703      1,185      1,106      1,096      1,242      1,176      1,004          583
Ratio of expenses to average
  daily net assets(1)............       0.92%      0.93%      0.96%      0.90%      0.89%      0.91%      1.00%        1.05%**
Ratio of net investment income to
  average daily
  net assets(1)..................       4.94%      2.90%      2.42%      3.66%      6.06%      7.56%      8.32%        6.45%**

                                    Period from
                                    3/16/87* to
                                     10/31/87
                                   -------------
Net asset value, beginning of
  period.........................         1.00
                                         -----
Operations:
  Net investment income..........         0.04
Distributions from net investment
  income.........................        (0.04)
                                         -----
Net asset value, end of
  period.........................         1.00
                                         -----
                                         -----
Total return***..................         3.70%
Net assets, end of period
  (in millions)..................          215
Ratio of expenses to average
  daily net assets(1)............         0.74%**
Ratio of net investment income to
  average daily
  net assets(1)..................         6.29%**

----------

U.S. GOVERNMENT MONEY MARKET FUND

                                                     Fiscal year ended September 30,                         Period from
                               ---------------------------------------------------------------------------   7/5/88* to
                                 1995       1994       1993       1992       1991       1990       1989        9/30/88
                               ---------  ---------  ---------  ---------  ---------  ---------  ---------  -------------
Net asset value, beginning
  of period..................  $    1.00       1.00       1.00       1.00       1.00       1.00       1.00         1.00
                               ---------  ---------  ---------  ---------  ---------  ---------  ---------        -----
Operations:
  Net investment income......       0.05       0.03       0.02       0.04       0.06       0.08       0.08         0.01
Distributions from net
  investment income..........      (0.05)     (0.03)     (0.02)     (0.04)     (0.06)     (0.08)     (0.08)       (0.01)
                               ---------  ---------  ---------  ---------  ---------  ---------  ---------        -----
Net asset value, end of
  period.....................  $    1.00       1.00       1.00       1.00       1.00       1.00       1.00         1.00
                               ---------  ---------  ---------  ---------  ---------  ---------  ---------        -----
                               ---------  ---------  ---------  ---------  ---------  ---------  ---------        -----
Total return***..............       4.99%      2.98%      2.51%      3.78%      6.05%      7.80%      8.37%        1.28%
Net assets, end of period
  (in millions)..............  $     256        185        195        191        199        112         46           17
Ratio of expenses to average
  daily net assets(2)........        .91%      0.92%      0.93%      0.90%      0.88%      0.91%      0.90%        0.90%**
Ratio of net investment
  income to average daily net
  assets(2)..................       4.90%      2.88%      2.41%      3.58%      5.84%      7.35%      8.17%        7.16%**

----------
See Notes to Financial Highlights

TAX-EXEMPT MONEY MARKET FUND


                                                     Fiscal year ended September 30,                         Period from
                               ---------------------------------------------------------------------------   7/5/88* to
                                 1995       1994       1993       1992       1991       1990       1989        9/30/88
                               ---------  ---------  ---------  ---------  ---------  ---------  ---------  -------------
Net asset value, beginning
  of period..................  $    1.00       1.00       1.00       1.00       1.00       1.00       1.00         1.00
                               ---------  ---------  ---------  ---------  ---------  ---------  ---------        -----
Operations:
  Net investment income......       0.03       0.02       0.02       0.03       0.04       0.05       0.06         0.01
Distributions from net
  investment income(3).......      (0.03)     (0.02)     (0.02)     (0.03)     (0.04)     (0.05)     (0.06)       (0.01)
                               ---------  ---------  ---------  ---------  ---------  ---------  ---------        -----
Net asset value, end of
  period.....................  $    1.00       1.00       1.00       1.00       1.00       1.00       1.00         1.00
                               ---------  ---------  ---------  ---------  ---------  ---------  ---------        -----
                               ---------  ---------  ---------  ---------  ---------  ---------  ---------        -----
Total return***..............       3.02%      1.82%      1.87%      3.07%      4.54%      5.41%      5.76%        1.21%

Net assets, end of period
  (in millions)..............  $     206        178        169        158        134        116         84           36
Ratio of expenses to average
  daily net assets (4).......       0.91%      0.90%      0.92%      0.88%      0.87%      0.89%      0.90%        0.90%**
Ratio of net investment
  income to average daily net
  assets (4).................       2.97%      1.80%      1.83%      2.91%      4.37%      5.34%      5.63%        4.99%**

----------
Notes to Financial Highlights

  * Commencement of operations.

 ** Adjusted to an annual basis.

*** Total return is based on the change in net asset value during the period and assumes reinvestment of all distributions.


 (1)During the periods reflected above, Money Market Fund's distribution fee was voluntarily limited by the Distributor. In addition, other various fees and expenses were voluntarily waived or absorbed by the Adviser during fiscal 1987. Had the maximum distribution fee been in effect and the fund paid all fees and expenses, the ratios of expenses and net investment income to average daily net assets would have been: 1.02%/4.84% in fiscal 1995, 1.03%/2.80% in fiscal 1994, 1.06%/2.32% in fiscal 1993, 1.00%/3.56% in fiscal 1992,  0.98%/5.97%  in  fiscal  1991,  1.00%/7.47%  in  fiscal  1990,
    1.10%/8.22%  in fiscal 1989,  1.10%/6.40% in fiscal  1988 and 1.35%/5.68% in fiscal 1987.



 (2)During the periods reflected above, U.S. Government Money Market Fund's distribution fee was voluntarily limited by the Distributor. Prior to fiscal year 1991, other various fees and expenses were voluntarily waived or absorbed by the Adviser. Had the maximum distribution fee been in effect and the fund paid all fees and expenses, the ratios of expenses and net investment income to average daily net assets would have been: 1.01%/4.80% in fiscal 1995, 1.02%/2.78% in fiscal 1994, 1.03%/2.31% in fiscal 1993,
    1.00%/3.48%  in  fiscal 1992,  0.97%/5.75%  in fiscal  1991,  1.05%/7.25% in fiscal 1990, 1.29%/8.36% in fiscal 1989 and 2.08%/6.76% in fiscal 1988.



 (3)Tax-Exempt Money Market Fund distributions from net investment income that are taxable for federal and state income tax purposes were $0.0001, $0.0000, $0.0000, $0.0001, $0.0002, $0.0003, $0.0010 and $0.0030 per share for the years ended September 30, 1995, 1994,  1993, 1992, 1991, 1990 and 1989,  and
    for the period ended September 30, 1988, respectively.



 (4)During the periods reflected above, Tax-Exempt Money Market Fund's distribution fee was voluntarily limited by the Distributor. Prior to fiscal year 1990, other various fees and expenses were voluntarily waived or absorbed by the Adviser. Had the maximum distribution fee been in effect and the fund paid all fees and expenses, the ratios of expenses and net investment income to average daily net assets would have been: 1.01%/2.87% in fiscal 1995, 1.00%/1.70% in fiscal 1994, 1.02%/1.73% in fiscal 1993,
    0.98%/2.81% in  fiscal  1992, 0.96%/4.28%  in  fiscal 1991,  0.98%/5.25%  in fiscal 1990, 0.84%/5.49% in fiscal 1989 and 1.44%/4.45% in fiscal 1988.

                       INVESTMENT OBJECTIVES AND POLICIES

    The investment objectives listed below cannot be changed without shareholder approval. In view of the risks inherent in all investments in securities, there is no assurance that these objectives will be achieved. The investment policies and techniques employed in pursuit of the Funds' objectives may be changed without shareholder approval, unless otherwise noted.

    RULE 2A-7. As money market funds attempting to maintain a stable net asset value of $1.00 per share, each Fund is subject to the investment restrictions of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), in addition to its other policies and restrictions discussed below. Rule 2a-7 requires that each of the Funds invest exclusively in securities that mature within 397 days and maintain an average weighted maturity of not more than 90 days. Rule 2a-7 also requires that all investments by the Funds be limited to United States dollar-denominated investments that: (1) present "minimal credit risks," and (2) are at the time of acquisition "Eligible Securities." Eligible Securities include, among others, (a) securities rated in one of the two highest short-term rating categories by at least two nationally recognized statistical rating organizations ("NRSROs"), (b) securities that at the time of issuance were long-term securities but that have remaining maturities of 397 calendar days or less, provided the issuer has comparable outstanding short-term debt rated in one of the two highest categories, and (c) unrated securities of comparable quality. See Appendix A to the Statement of Additional Information for an explanation of the ratings issued by NRSROs. It is the responsibility of the Adviser to determine that the Funds' investments present only "minimal credit risks" and are Eligible Securities, pursuant to the oversight of, and written guidelines and procedures established by, the Company's Board of Directors.

    Under Rule 2a-7, 95% of the assets of non-tax-exempt money funds (such as Money Market Fund and U.S. Government Money Market Fund) must be invested in Eligible Securities that are deemed First Tier Securities, which include, among others, securities rated by at least two NRSROs in the highest category for short-term debt obligations. Rule 2a-7 requires that a non-tax-exempt money fund
(1) may not invest (with certain limited exceptions) more than 5% of its total assets in securities of a single issuer, other than U.S. Government securities,
(2) may not invest more than 5% of its total assets in Second Tier Securities (I.E., Eligible Securities that are not First Tier Securities) and (3) may not invest more than the greater of 1% of the fund's total assets or $1,000,000 in Second Tier Securities of a single issuer.

MONEY MARKET FUND

    INVESTMENT OBJECTIVE.   Money  Market Fund  has an  investment objective  of
maximum current income consistent with preservation of capital and maintenance of liquidity.

    INVESTMENT POLICIES AND TECHNIQUES. Money Market Fund may invest in any combination of the money market securities described below and it may invest in repurchase agreements and enter into reverse repurchase agreements with respect to such securities. See "Special Investment Methods and Risk Factors-- Repurchase Agreements" and "--Reverse Repurchase Agreements."

    U.S. Government Securities--These obligations are issued or guaranteed as to principal and interest by the U.S. Government or one of its agencies or instrumentalities. U.S. Government securities are more fully described below. See "Investment Objectives and Policies--U.S. Government Money Market Fund."

    Foreign Government Obligations--Money Market Fund may invest in U.S. dollar denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Adviser to be of comparable quality to the other obligations in which the Fund may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of Money Market Fund's assets invested in securities issued by foreign governments will vary depending upon the relative yields of such securities, the economic and financial markets of the countries in which the investments are made, and the interest rate climate of such countries.

    COMMERCIAL PAPER--Investments in commercial paper, are limited to direct obligations issued by domestic and foreign entities which, at the time of their purchase, are Eligible Securities. Commercial paper in which Money Market Fund invests includes variable amount master demand notes, which are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Money Market Fund may also invest in asset-backed commercial paper. This type of commercial paper is issued by an entity which does not have a corporate purpose other than that of financing a specific asset or pool of assets with some common characteristics. Assets include, for example, loans or retail and trade receivables. Although payment of principal and interest on asset-backed securities is generally dependent upon the cash flows generated by the assets backing the securities, the asset-backed commercial paper purchased by Money Market Fund will generally contain elements of credit support.

    BANK OBLIGATIONS--Money Market Fund will invest in certificates of deposit, bank notes, time deposits and bankers' acceptances issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks. See "Risks of Investing in Foreign Securities," below. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits are not transferable and are therefore illiquid prior to their maturity. The Fund will not invest more than 10% of its net assets in time deposits and other illiquid securities. See "Special Investment Methods--Illiquid Securities." Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Certificates of deposit, bank notes, time deposits and bankers' acceptances issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks and foreign branches of foreign banks will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.

    PARTICIPATION INTERESTS--Money Market Fund may purchase from banks and securities dealers participation interests in securities in which the Fund may invest. A participation interest gives the Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of one year or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Adviser must have determined that the instrument is of comparable quality to those instruments in which the Fund may invest. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the security, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. The Fund will not invest more than 10% of its net assets in participation interests that do not have this demand feature and in other illiquid securities. See "Special Investment Methods--Illiquid Securities."

    CORPORATE DEBT--Money Market Fund may invest in non-convertible corporate debt securities of domestic and foreign entities (for example, bonds and debentures) with no more than 397 calendar days remaining to maturity, provided such obligations are Eligible Securities. Corporate debt securities with a remaining maturity of 397 calendar days or less tend to be liquid and are traded as money market securities. Such issues tend to have greater liquidity and considerably less market value fluctuations than longer term issues.

    RISKS OF INVESTING IN FOREIGN SECURITIES--Since Money Market Fund's portfolio may contain securities issued by foreign governments, or any of their political subdivisions, agencies or instrumentalities, and by foreign branches of domestic banks, foreign subsidiaries of domestic banks, domestic and foreign branches of foreign banks, and commercial paper issued by foreign issuers, the Fund will be subject to additional investment risks with respect to such securities that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers, although such obligations may be higher yielding when compared to the securities of U.S. domestic issuers. In making foreign investments, therefore, Money Market Fund will give appropriate considerations to the following factors:

    Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States. The issuers of some of these securities, such as bank obligations, may be subject to less stringent or different regulation than are U.S. issuers. In addition, there may be less publicly available information about a non-U.S. issuer, and non-U.S. issuers are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers.

    Because evidences of ownership of such securities usually are held outside the United States, Money Market Fund will be subject to additional risks which include possible adverse political and economic developments, possible seizure or nationalization of foreign deposits and possible adoption of governmental restrictions which might adversely affect the payment of principal and interest on the foreign securities or might restrict the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise.

    Furthermore, some of these securities are subject to brokerage taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale. Income earned or received by Money Market Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States, however, may reduce or eliminate such taxes. The Adviser will attempt to minimize such taxes by the timing of transactions and other strategies, but there can be no assurance that such efforts will be successful. All such taxes paid by Money Market Fund will reduce its net income available for distribution to shareholders. The Adviser will consider available yields, net of any required taxes, in selecting foreign securities.

U.S. GOVERNMENT MONEY MARKET FUND

    INVESTMENT OBJECTIVE. U.S. Government Money Market Fund has an investment objective of maximum current income consistent with preservation of capital and maintenance of liquidity.

    INVESTMENT POLICIES AND TECHNIQUES. U.S. Government Money Market Fund may invest in U.S. Government securities, as described below, and it may invest in repurchase agreements and enter into reverse repurchase agreements with respect to such securities. See "Special Investment Methods and Risk Factors-- Repurchase Agreements" and "--Reverse Repurchase Agreements."

    U.S. GOVERNMENT SECURITIES--U.S. Government securities are obligations issued or guaranteed as to payment of principal and interest by the U.S. Government or its agencies or instrumentalities. These securities include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, and obligations of U.S. Government agencies or instrumentalities, including, but not limited to, Federal Home Loan Banks, the Farmers Home Administration, Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Financing Corporation and the Student Loan Marketing Association. Obligations of U.S. Government agencies or instrumentalities are backed in a variety of ways by the U.S. Government or its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Others, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the Treasury. Still others, such as those issued by the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. Finally, obligations of other agencies or instrumentalities, such as the Student Loan Marketing Association, are backed by the credit of the agency or instrumentality issuing the obligations.

TAX-EXEMPT MONEY MARKET FUND

    INVESTMENT OBJECTIVE. Tax-Exempt Money Market Fund's investment objective is to obtain a high level of current income exempt from federal income taxes, consistent with the preservation of capital and the maintenance of liquidity.

    INVESTMENT POLICIES AND TECHNIQUES. Tax-Exempt Money Market Fund pursues its investment objective by investing at least 80% of its total assets, under normal circumstances, in high quality Tax-Exempt Securities (as defined below), the income from which is not includable in federal gross income and is not an item of tax preference for purposes of the federal alternative minimum tax. (Income from Tax-Exempt Securities is, however, includable in the adjusted current earnings of corporations for purposes of determining their alternative minimum taxable income.) All Tax-Exempt Securities in which the Fund invests will be, at the time of purchase, Eligible Securities, as discussed above.

    The balance of the Fund's total assets in an amount, under normal circumstances, not to exceed 20% of the value of the Fund's total assets, may be invested in any combination of the taxable money market securities set forth above under "Money Market Fund--Investment Policies and Techniques" (subject to the Fund's limitation on investments in foreign securities set forth below under "Investment Restrictions") and in Tax-Exempt Securities the income on which is an item of tax preference for purposes of the federal alternative minimum tax. The circumstances in which the Fund will invest in taxable securities include, but are not limited to, (a) pending investment of proceeds of the sale of Fund shares or of Fund securities, (b) pending settlement of purchase of Fund securities, and (c) maintaining liquidity to satisfy anticipated redemption requests.

    For defensive purposes, the Fund may temporarily invest more than 20% of the value of its total assets in taxable money market securities and Tax-Exempt Securities the income on which is an item of tax preference for purposes of the federal alternative minimum tax when, in the opinion of the Adviser, it is advisable to do so in light of prevailing market and economic conditions for purposes of preserving liquidity or capital.

    Tax-Exempt Money Market Fund may invest in repurchase agreements and enter into reverse repurchase agreements with respect to the securities in which the Fund may invest, may purchase and sell securities on a when-issued or delayed delivery basis and may purchase Tax-Exempt Securities which provide for the right to resell them at an agreed upon price or yield within a specified period of time prior to the maturity date of such obligations. See "Special Investment Methods and Risk Factors."

    TAX-EXEMPT SECURITIES--Tax-Exempt Securities include obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which, in the opinion of bond counsel, is not includable in federal gross income. Tax-Exempt Securities are issued to obtain funds for various public purposes, including the construction or improvement of a wide range of public facilities such as bridges, docks and wharves, highways, hospitals, housing, jails, mass transportation, parks, public buildings, recreational facilities, school facilities, streets, and water and sewer systems. Other public purposes for which Tax-Exempt Securities may be issued include the refunding of outstanding obligations, the anticipation of taxes or federal or state grants or aids, the payment of judgments, community redevelopment, district heating or cooling facilities, the purchase of street maintenance and firefighting equipment, and any authorized corporate purpose of the issuer. In addition, certain types of industrial development or private activity bonds have been or may be issued by or on behalf of public corporations to finance privately owned and/or operated housing facilities, hospitals, nursing homes, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term Tax-Exempt Securities if the interest payable thereon, in the opinion of bond counsel, is not includable in federal gross income. Other types of industrial development or private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately owned and/or operated industrial, commercial or office facilities, may constitute Tax-Exempt Securities, although current federal income tax laws place substantial limitations on the size and volume of such issues.

    The two principal classifications of Tax-Exempt Securities are general obligation securities and limited obligation (or revenue) securities. General obligation securities are obligations involving the credit of an issuer which are secured by its taxing power without limitation as to rate or amount and are payable from the issuer's general unrestricted revenues and not from any particular fund or revenue source. The characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular issuer. Limited obligation securities are payable only from the revenues derived from a particular facility or class of facilities, from a specific limited tax or, in some cases, from the proceeds of a specific revenue source, such as the user of the facility. Industrial development or private activity bonds are in most cases limited obligation bonds payable solely from specific revenues of the project to be financed, which are pledged to their payment. The credit quality of industrial development or private activity bonds is usually directly related to the credit standing of the owner and/or user of the facilities financed (or the credit standing of a third-party guarantor or other credit enhancement participant, if any).

    Tax-Exempt Securities include municipal bonds, notes and commercial paper. Municipal bonds are debt obligations issued to obtain funds for various public purposes which have maturities at the time of issuance generally ranging from one to twenty years or more. Municipal notes are short-term obligations, generally with maturities ranging from six months to three years. Municipal notes include grant anticipation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes. Municipal commercial paper refers to short-term obligations with maturities of 365 days or less issued by state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

    Tax-Exempt Money Market Fund does not intend to invest more than 25% of its total assets in securities of governmental units located in any one state, territory or possession of the United States. In addition, the Fund will not invest more than 25% of its total assets in limited obligation bonds payable only from revenues derived from facilities or projects within a single industry. As to utility companies, gas, electric, water and telephone companies will be considered as separate industries.

    From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities, some of which have been enacted. Additional proposals may be introduced in the future which, if enacted, could affect the availability of municipal securities for investment by the Fund and the value of the Fund's portfolio. In such event, the Fund may discontinue the issuance of shares to new investors and it may reevaluate its investment objective and policies and submit possible changes in the structure of the Fund for the approval of its shareholders.

                  SPECIAL INVESTMENT METHODS AND RISK FACTORS

REPURCHASE AGREEMENTS

    Each Fund may enter into repurchase agreements with respect to the securities in which it may invest. A repurchase agreement involves the purchase by a Fund of securities with the condition that after a stated period of time the original seller (a member bank of the Federal Reserve System or a recognized securities dealer) will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. In the event the original seller defaults on its obligation to repurchase, as a result of its bankruptcy or otherwise, the Fund will seek to sell the collateral, which action could involve costs or delays. In such case, the Fund's ability to dispose of the collateral to recover such investment may be restricted or delayed. While collateral will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest due thereunder), to the extent proceeds from the sale of collateral were less than the repurchase price, a Fund would suffer a loss. Repurchase agreements maturing in more than seven days are considered illiquid and subject to each Fund's restriction on investing in illiquid securities. See "--Illiquid Securities" below. Interest earned by a Fund from repurchase agreements with respect to Tax-Exempt Securities will not be treated for federal income tax purposes as tax-exempt interest. For additional information concerning repurchase agreements, see "Investment Objectives, Policies and Restrictions" in the Statement of Additional Information.

REVERSE REPURCHASE AGREEMENTS

    The Funds may engage in "reverse repurchase agreements" with banks and securities dealers. Reverse repurchase agreements are ordinary repurchase agreements in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. Because certain of the incidents of ownership of the security are retained by the Fund, reverse repurchase agreements are considered a form of borrowing by the Fund from the buyer, collateralized by the security. At the time a Fund enters into a reverse repurchase agreement, cash, U.S. Government securities or other liquid high-grade debt obligations having a value sufficient to make payments for the securities to be repurchased will be segregated, and will be maintained throughout the period of the obligation. Reverse repurchase agreements may be used as a means of borrowing for investment purposes. This speculative technique is referred to as leveraging. Money borrowed for leveraging will be subject to interest costs which could possibly exceed interest income earned by the Fund on the investment of such borrowed money, and therefore could adversely affect yield. With respect to Tax-Exempt Money Market Fund, money borrowed for leveraging will be subject to interest costs which may not be deductible for tax purposes and which could possibly exceed interest income earned by the Fund on the investment of such borrowed money. No more than 25% of the total assets of any Fund will be subject to reverse repurchase agreements.

BORROWING

    Each Fund may borrow money from banks for temporary or emergency purposes in an amount up to one-third of the value of its total assets in order to meet redemption requests without immediately selling any money market instruments. If, for any reason, the current value of any Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, such Fund will, within three days, reduce its indebtedness to the extent necessary. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so. Interest paid by a Fund on borrowed funds would decrease the net earnings of that Fund. None of the Funds will purchase portfolio securities while outstanding borrowings (other than reverse repurchase agreements) exceed 5% of the value of the Fund's total assets. The Funds may mortgage, pledge or hypothecate their assets in an amount not exceeding 10%, with respect to Money Market Fund and U.S. Government Money Market Fund, or 20% with respect to Tax-Exempt Money Market Fund, of the value of their total assets to secure temporary or emergency borrowing. The policies set forth in this paragraph are fundamental and may not be changed without the approval of a majority of a Fund's shares.

WHEN-ISSUED SECURITIES

    Tax-Exempt Money Market Fund may purchase and sell Tax-Exempt Securities on a when-issued or forward commitment basis. When-issued and forward commitment transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 30-45 days.) On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or forward commitment basis may involve an element of risk because the value of the securities is subject to market fluctuation. No interest accrues to the purchaser prior to the settlement of the transaction and at the time of delivery the market value may be less than cost. Although the Fund will only make commitments to purchase such obligations with the intention of actually acquiring the securities, the Fund may sell these securities before the settlement date. If the Fund sells a when-issued or forward commitment security before the settlement date, any gain or loss would not be exempt from federal income tax. For purposes of Tax-Exempt Money Market Fund's investment policies, the purchase of securities with a settlement date occurring on the Public Securities Association approved settlement date is considered a normal delivery and not a when-issued or forward commitment purchase. For additional information concerning when-issued and forward commitment transactions, see "Investment Objectives, Policies and Restrictions" in the Statement of Additional Information.

PUTS

    Tax-Exempt Money Market Fund may purchase Tax-Exempt Securities which provide for the right to resell them to the issuer, a bank or a broker-dealer at a specified price within a specified period of time prior to the maturity date of such obligations. Such a right to resell, which is commonly known as a "put," may be sold, transferred or assigned only with the underlying security or securities. The Fund may pay a higher price for a Tax-Exempt Security with a put than would be paid for the same security without a put. The primary purpose of purchasing Tax-Exempt Securities with puts is to permit the Fund to be as fully invested as practicable in Tax-Exempt Securities while at the same time providing the Fund with appropriate liquidity. For additional information concerning puts, see "Investment Objectives, Policies and Restrictions" in the Statement of Additional Information.

VARIABLE AND FLOATING RATE OBLIGATIONS

    Certain of the obligations in which the Funds may invest may be variable or floating rate obligations in which the interest rate is adjusted either at predesignated periodic intervals (variable rate) or when there is a change in the index rate of interest on which the interest rate payable on the obligation is based (floating rate). Variable or floating rate obligations may include a demand feature which is a put that entitles the holder to receive the principal amount of the underlying security or securities and which may be exercised either at any time on no more than 30 days' notice or at specified intervals not exceeding 397 calendar days on no more than 30 days' notice. Variable or floating rate instruments with a demand feature enable the Funds to purchase instruments with a stated maturity in excess of 397 calendar days. The Funds determine the maturity of variable or floating rate instruments in accordance with Securities and Exchange Commission rules which allow the Funds to consider certain of such instruments as having maturities that are less than the maturity date on the face of the instrument.

ILLIQUID SECURITIES

    As a nonfundamental investment restriction which may be changed at any time without shareholder approval, each Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities may offer a higher yield than securities which are more readily marketable, but they may not always be marketable on advantageous terms.

    The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. A Fund may be restricted in its ability to sell such securities at a time when the Adviser deems it advisable to do so. In addition, in order to meet redemption requests, a Fund may have to sell other assets, rather than such illiquid or restricted securities, at a time which is not advantageous.

    "Restricted securities" are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). Such securities generally have been considered illiquid, since they may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. In 1990, however, the SEC adopted Rule 144A under the 1933 Act, which provides a safe harbor exemption from the registration requirements of the 1933 Act for resales of restricted securities to "qualified institutional buyers," as defined in the rule. The result of this rule has been the development of a more liquid and efficient institutional resale market for restricted securities. Thus, restricted securities are no longer necessarily illiquid. The Funds are not subject to any limitation on their ability to invest in securities simply because such securities are restricted. The Funds may therefore invest in Rule 144A securities and treat them as liquid when they have been determined to be liquid by the Board of Directors of the Company or by the Adviser subject to the oversight of and pursuant to procedures adopted by the Board of Directors. See "Investment Objectives, Policies and Restrictions--Illiquid Securities" in the Statement of Additional Information. Similar determinations may be made with respect to commercial paper issued in reliance upon the so-called "private placement" exemption from registration under Section 4(2) of the 1933 Act.

INVESTMENT RESTRICTIONS

    Each Fund has adopted certain fundamental and nonfundamental investment restrictions in addition to those set forth above. As a fundamental investment restriction which may not be changed without shareholder approval, no Fund will invest 25% or more of its total assets in any one industry. (This restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto, to Tax-Exempt Securities, or to obligations of United States banks, domestic branches thereof and United States branches of foreign banks subject to United States regulation. As to utility companies, gas, electric, telephone, telegraph, satellite and microwave communications companies are considered separate industries.) In addition, the following are nonfundamental investment restrictions which may be changed at any time without shareholder approval: (1) No Fund will invest more than 5% of its total assets in the securities of issuers which, with their predecessors, have a record of less than three years' continuous operation. (2) No Fund will purchase the securities of other investment companies except as part of a merger, consolidation or acquisition of assets, provided that Tax-Exempt Money Market Fund may invest up to 5% of its total assets in the securities of other investment companies. (3) Tax-Exempt Money Market Fund may not invest more than 5% of the value of its total assets in foreign securities. A list of each Fund's fundamental and nonfundamental investment restrictions is set forth in the Statement of Additional Information.

    Except for each Fund's policy regarding borrowing, if a percentage restriction set forth under "Investment Objectives and Policies" or under "Special Investment Methods and Risk Factors" is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction.

                                   MANAGEMENT

BOARD OF DIRECTORS

    The Company's Board of Directors has the primary responsibility for overseeing the overall management of the Company and electing its officers.

INVESTMENT ADVISER

    Piper Capital Management Incorporated (the "Adviser") has been retained under an Investment Advisory and Management Agreement with the Company to act as the Funds' investment adviser subject to the authority of the Board of Directors.


    In addition to acting as the investment adviser for the other series of the Company, the Adviser also serves as investment adviser to a number of other open-end and closed-end investment companies and to various other concerns, including pension and profit sharing funds, corporate funds and individuals. As of November 1, 1995, the Adviser rendered investment advice regarding approximately $9 billion of assets. The Adviser is a wholly owned subsidiary of Piper Jaffray Companies Inc., a publicly held corporation which is engaged through its subsidiaries in various aspects of the financial services industry. The address of the Adviser is Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402.


    The Adviser furnishes each of the Funds with investment advice and supervises the management and investment programs of the Funds. The Adviser furnishes at its own expense all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Funds. The Adviser also provides investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Funds. In addition, the Adviser pays the salaries and fees of all officers and directors of the Company who are affiliated with the Adviser.

    Under the Investment Advisory and Management Agreement, the Funds pay the Adviser monthly advisory fees equal on an annual basis to a certain percentage of each Fund's average net assets as set forth in the following table.

                                                                            Annual Advisory Fee
                                                                             as Percentage of
Average Net Asset Values of the Fund                                        Average Net Assets
-------------------------------------------------------------------------  ---------------------
On the first $500,000,000................................................           .50  %
On the next $250,000,000.................................................           .425 %
On the next $250,000,000.................................................           .375 %
On the next $500,000,000.................................................           .35  %
On the next $500,000,000.................................................           .325 %
On the next $500,000,000.................................................           .30  %
On average assets of over $2,500,000,000.................................           .275 %

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND CUSTODIAN

    Investors Fiduciary Trust Company ("IFTC"), 127 West Tenth Street, Kansas City, Missouri 64105, (800) 874-6205, serves as Custodian for the Funds' portfolio securities and cash and as Transfer Agent and Dividend Disbursing Agent for the Funds.

    The Company has entered into a Shareholder Account Servicing Agreement with the Distributor. Under this agreement the Distributor provides certain transfer agent and dividend disbursing agent services for accounts held at the Distributor. For more information, see "Investment Advisory and Other Services-- Transfer Agent and Dividend Disbursing Agent" in the Statement of Additional Information.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

    Portfolio transactions for the Funds are generally effected on a net basis without payment of brokerage commissions. The Adviser may consider a number of factors in determining which brokers to use for the Funds' portfolio transactions. These factors, which are more fully discussed in the Statement of Additional Information, include, but are not limited to, research services, favorableness of the net price and quality of services and execution. A broker's sales of shares of any series of the Company may also be considered a factor if the Adviser is satisfied that a Fund would receive from that broker the most favorable price and execution then available for a transaction. Portfolio transactions for the Funds will generally be with the issuer or with dealers acting on a principal basis. In the event, however, that any portfolio transactions are executed on an agency basis, these transactions may be effected through the Distributor. For more information, see "Portfolio Transactions and Allocation of Brokerage" in the Statement of Additional Information.

                          DISTRIBUTION OF FUND SHARES

    Piper Jaffray acts as the principal distributor of the Funds' shares. The Company has adopted a Distribution Plan (the "Plan") as required by Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is paid a total fee in connection with the servicing of each Fund's shareholder accounts and in connection with distribution-related services provided to each Fund. This fee is calculated and paid monthly at an annual rate equal to .30% of the average daily net assets of each Fund.

    A portion of the total fee equal to .05% of each Fund's average daily net assets is categorized as a distribution fee intended to compensate the Distributor for its expenses incurred in connection with the sale of Fund shares. The remaining portion of the fee, equal to .25% of each Fund's average daily net assets, is categorized as a servicing fee intended to compensate the Distributor for ongoing servicing and/or maintenance of shareholder accounts. The Distributor has voluntarily agreed to limit the total fee payable under the Plan to .20% of each Fund's average daily net assets. This limitation may be revised or terminated at any time after fiscal 1996 year end. Payments made under the Plan are not tied exclusively to expenses actually incurred by the Distributor and may exceed such expenses. The Adviser and the Distributor may, out of their own assets, pay for certain expenses incurred in connection with the distribution of shares of the Funds. In particular, the Adviser may make payments out of its own assets to Piper Jaffray Investment Executives and other broker dealers in connection with their sales of shares of the Funds. See "How to Purchase Shares-- Purchase Price." Further information regarding the Plan is contained in the Statement of Additional Information.

    The Distributor uses all or a portion of its servicing fee to make payments to Investment Executives of the Distributor and broker-dealers which have entered into sales agreements with the Distributor. If shares of a Fund are sold by a representative of a broker-dealer other than the Distributor, the broker-dealer is paid .20% of the average daily net assets of the Fund attributable to shares sold by the broker-dealer's representative. If shares of a Fund are sold by an Investment Executive of the Distributor, compensation is paid to the Investment Executive in the manner set forth in a written agreement, in an amount not to exceed .20% of the average daily net assets of the Fund attributable to shares sold by the Investment Executive.

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                         SHAREHOLDER GUIDE TO INVESTING
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                             HOW TO PURCHASE SHARES

GENERAL

    The Funds' shares may be purchased at the public offering price from the Distributor and from other broker-dealers who have sales agreements with the Distributor. The address of the Distributor is that of the Funds. The Distributor reserves the right to reject any purchase order. You should be aware that, because the Funds do not issue stock certificates, Fund shares must be kept in an account with the Distributor or with IFTC. All investments must be arranged through your Piper Jaffray Investment Executive or other broker-dealer.

PURCHASE PRICE

    You may purchase shares of the Funds at the net asset value per share next calculated after receipt of your order by your Piper Jaffray Investment Executive or other broker-dealer. Each Fund's net asset value is normally expected to be $1.00 per share. For more information on how the value of Fund shares is determined, see "Valuation of Shares."

    The Distributor will make certain payments to its Investment Executives and to broker-dealers in connection with their sales of Fund shares. See "Distribution of Fund Shares" above. In addition, the Distributor or the Adviser, at their own expense, provide promotional incentives to Investment Executives of the Distributor and to broker-dealers who have sales agreements with the Distributor in connection with sales of shares of the Funds, other series of the Company and other mutual funds for which the Adviser acts as investment adviser. In some instances, these incentives may be made available only to certain Investment Executives or broker-dealers who have sold or may sell significant amounts of such shares. The incentives may include payment for travel expenses, including lodging at luxury resorts, incurred in connection with sales seminars.

MINIMUM INVESTMENTS

    A minimum initial investment of $250 is required for each Fund. There is no minimum for subsequent investments. The Distributor, in its discretion, may waive the minimum. This minimum does not apply to the Cash Management Program described below.

                            CASH MANAGEMENT PROGRAM

    You may purchase shares of the  Funds through your Piper Automatic  Transfer
(PAT) account. The PAT account is a conventional securities account that may be used to buy and sell securities, paying all customary transactional fees incurred in the use of a securities account. When available cash in a PAT account reaches a certain level, it is automatically invested in shares of the Fund you specify. Shares of the Fund are redeemed automatically at their net asset value as cash is needed to pay debits in your account. Operational details of the PAT account are covered by your PAT account agreement, not this Prospectus. Other broker-dealers may offer similar programs in the future. These programs will be governed and explained by that brokerage firm's account agreements, brochures or other documents.

                              HOW TO REDEEM SHARES

NORMAL REDEMPTION

    You may redeem all or a portion of your shares on any day that a Fund values its shares (Please refer to "Valuation of Shares" below for more information). Your shares will be redeemed at the net asset value next calculated after receipt of your instructions by your Piper Jaffray Investment Executive or other broker-dealer in good form as explained below. Each Fund's net asset value is normally expected to be $1.00 per share.

    PIPER JAFFRAY INC. ACCOUNTS. To redeem your shares, please contact your Piper Jaffray Investment Executive with an oral request to redeem your shares.

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                         SHAREHOLDER GUIDE TO INVESTING
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    OTHER BROKER-DEALER ACCOUNTS.  To redeem your shares, you may either contact your broker-dealer with an oral request or send a written request directly to the Funds' transfer agent, IFTC. This request should contain: the dollar amount or number of shares to be redeemed, your Fund account number and either a social security or tax identification number (as applicable). You should sign your request in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign. A signature guarantee is required for redemptions over $25,000. Please contact IFTC or refer to the Statement of Additional Information for more details.

PAYMENT OF REDEMPTION PROCEEDS

    After your shares have been redeemed, proceeds will normally be paid on the next business day. In no event will payment be made more than seven days after receipt of your order in good form. However, payment may be postponed or the right of redemption suspended for more than seven days under unusual circumstances, such as when trading is not taking place on the New York Stock Exchange. Payment of redemption proceeds may also be delayed if the shares to be redeemed were purchased by a check drawn on a bank which is not a member of the Federal Reserve System, until such check has cleared the banking system (normally up to 15 days from the purchase date).

INVOLUNTARY REDEMPTION

    Each Fund reserves the right to redeem your account at any time the net asset value of the account falls below $200 as the result of a redemption or exchange request. You will be notified in writing prior to any such redemption and will be allowed 30 days to make additional investments before the redemption is processed.

                              SHAREHOLDER SERVICES

AUTOMATIC MONTHLY INVESTMENT PROGRAM

    You may arrange  to make  additional automated  purchases of  shares of  the
Funds or certain other mutual funds managed by the Adviser. You can automatically transfer $100 or more per month from your bank, savings and loan or other financial institution to purchase additional shares. You should contact your Piper Jaffray Investment Executive or IFTC to obtain authorization forms or for additional information.

EXCHANGE PRIVILEGE

    If your investment goals change, you may prefer a fund with a different objective. If you are considering an exchange into another mutual fund managed by the Adviser, you should carefully read the appropriate prospectus for additional information about that fund. A prospectus may be obtained through your Piper Jaffray Investment Executive, other broker-dealer or the Distributor.


    To exchange your shares, please contact your Piper Jaffray Investment Executive, your broker-dealer or IFTC. You may exchange your shares for shares of any other mutual fund managed by the Adviser which is open to new investors (except Hercules Funds Inc.). All exchanges are subject to the eligibility of share purchases in your state as well as the minimum investment requirements and any other applicable terms in the prospectus of the fund being acquired. Exchanges between the money market funds covered by this Prospectus are made at net asset value. Exchanges into another fund which imposes a sales charge will generally require payment of the sales charge, except in some cases where you originally purchased shares subject to a sales charge, and then exchanged into a money market fund. In all cases, if the exchange purchase would generate a higher sales charge than the original purchase, you will be required to pay a sales charge equal to the difference. If you exchange less than all of your shares of a fund, shares which may be exchanged at net asset value without payment of any sales charge will considered to be exchanged first.

--------------------------------------------------------------------------------
                         SHAREHOLDER GUIDE TO INVESTING
--------------------------------------------------------------------------------

    You may make four exchanges per year without payment of a service charge. Thereafter, you will pay a $5 service charge for each exchange. The Company reserves the right to change or discontinue the exchange privilege, or any aspect of the privilege, upon 60 days' written notice.

TELEPHONE TRANSACTION PRIVILEGES

    PIPER JAFFRAY INC. ACCOUNTS. If you hold your shares in a Piper Jaffray account, you may telephone your Investment Executive to execute any transaction or to apply for many Shareholder Services. In some cases, you may be required to complete a written application.


    OTHER BROKER-DEALER ACCOUNTS. If you hold your shares in an account with your broker-dealer or at IFTC, you may authorize telephone privileges by completing the Account Application and Services Form. Please contact your broker-dealer or IFTC (800-874-6205) for an application or for more details. The Funds will employ reasonable procedures to confirm that a request is genuine, including requiring that payment be made only to the address of record or the bank account designated on the Account Application and Services Form and requiring certain means of telephonic identification. A Fund employing such procedures will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. If a Fund does not employ such procedures, it may be liable for any losses due to unauthorized or fraudulent telephone transactions. It may be difficult to reach the Funds by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests. If you cannot reach the Funds by telephone, you should contact your broker-dealer or issue written instructions to IFTC at the address set forth herein. See "Management--Transfer Agent, Dividend Disbursing Agent and Custodian." The Funds reserve the right to suspend or terminate their telephone services at any time without notice.


ACCOUNT PROTECTION

    Your investment in any of the Funds held in a Piper Jaffray account (except for non-"PAT" accounts) would be protected up to $25 million. Investments held in non-"PAT" Piper Jaffray accounts are protected up to $2.5 million. In each case, the Securities Investor Protection Corporation ("SIPC") provides $500,000 of protection; the additional coverage is provided by The Aetna Casualty & Surety Company. This protection does NOT cover any declines in the net asset value of Fund shares.

CONFIRMATION OF TRANSACTIONS AND REPORTING OF OTHER INFORMATION

    Each time there is a transaction involving your Fund shares such as a purchase, redemption or dividend reinvestment, it will be reported to you on your next regular account statement. This information will be provided to you from either Piper Jaffray, your broker-dealer or IFTC. In addition, you will receive various IRS forms after the first of each year detailing important tax information and each Fund is required to supply annual and semiannual reports that list securities held by the Fund and include the current financial statements of the Fund.


    HOUSEHOLDING. If you have multiple accounts with Piper Jaffray, you may receive some of the above information in combined mailings. This will not only help reduce Fund expenses, it will also help the environment by saving paper. Please contact your Piper Jaffray Investment Executive for more information.

                          DIVIDENDS AND DISTRIBUTIONS

    The net investment income of each Fund will be declared as dividends daily. Dividends will be reinvested in additional shares of the Fund monthly. Net investment income for Saturdays, Sundays and other days on which the New York Stock Exchange (the "Exchange") is closed will be declared as dividends on the prior business day. Each daily dividend is payable to Fund shareholders of record at the time of its declaration. Net realized capital gains of each Fund, if any, will be declared and reinvested in additional Fund shares at least annually.

                              VALUATION OF SHARES

    The Funds compute their net asset value (or price per share) on each day the Exchange is open for business. The calculation is made as of the regular close of the Exchange (currently 4:00 p.m., New York time) after the Funds have declared any applicable dividends.

    It is the policy of each Fund to attempt to maintain a net asset value of $1.00 per share. The securities held by the Funds are valued on the basis of amortized cost, in accordance with the Funds' election to operate under the provisions of Rule 2a-7 under the 1940 Act. The amortized cost method of valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

    Under the direction of the Board of Directors, procedures have been adopted to monitor and stabilize each Fund's price per share. Calculations are made to compare the value of each Fund's portfolio valued at amortized cost with market values. In the event that a deviation of one-half of 1% or more exists between the $1.00 per share net asset value for a Fund and the net asset value calculated by reference to market quotations, or if there is any other deviation which the Board of Directors believes would result in a material dilution to shareholders or purchasers, the Board of Directors will promptly consider what action, if any, should be initiated. See "Net Asset Value and Public Offering Price" in the Statement of Additional Information.

                                   TAX STATUS

TAXES

    Each Fund is treated as a separate corporation for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). Therefore, each Fund is treated separately in determining whether it qualifies as a regulated investment company under the Code and for purposes of determining the net ordinary income (or loss), net realized capital gains (or losses) and distributions necessary to relieve such Fund of any federal income tax liability. Each Fund qualified as a regulated investment company during its last taxable year and each intends to so qualify during the current taxable year. If so qualified, a Fund will not be liable for federal income taxes to the extent it distributes its taxable income to shareholders.

    The following discussions relate to federal income taxation as of the date of this Prospectus. For a more detailed discussion of the federal income tax consequences of investing in shares of the Funds, see "Taxation" in the Statement of Additional Information. Before investing in any of the Funds, you should consult your tax adviser regarding the consequences of your local and state tax laws.

    MONEY MARKET FUND AND U.S. GOVERNMENT MONEY MARKET FUND. Distributions by Money Market Fund and U.S. Government Money Market Fund are generally taxable to shareholders as ordinary income.

    Interest income from direct investment by noncorporate taxpayers in United States Government obligations (but not repurchase agreements) generally is not subject to state taxation. However, some states attempt to tax mutual fund dividends attributable to such income. This treatment has been challenged in a number of lawsuits. Shareholders are encouraged to consult their tax advisers concerning this matter.

    TAX-EXEMPT MONEY MARKET FUND. Tax-Exempt Money Market Fund intends to take all actions required under the Code to ensure that it may pay "exempt-interest dividends." If the Fund meets these requirements, distributions of net interest income from tax-exempt obligations that are designated by the Fund as exempt-interest dividends will be excludable from the gross income of the Fund's shareholders. Distributions paid from other interest income will be taxable to shareholders as ordinary income.

    Exempt-interest dividends attributable to interest income on certain tax exempt obligations issued after August 7, 1986 to finance private activities are treated as an item of tax preference for purposes of computing the alternative minimum tax for individuals, estates and trusts. Tax-Exempt Money Market Fund may invest up to 20% of its total assets in securities which generate interest which is treated as an item of tax preference. See "Taxation" in the Statement of Additional Information.


    Some states may exclude from taxable income the portion of the dividends paid by Tax-Exempt Money Market Fund that is attributable to interest on the obligations of the state or its political subdivisions. In the case of shareholders subject to Minnesota income tax, no portion of the dividends paid by Tax-Exempt Money Market Fund will be exempt from their Minnesota taxable income. The Fund will provide to shareholders annually information showing the portion of the dividends they receive that is attributable to interest on the obligations of each state.


                            PERFORMANCE COMPARISONS

    From time to time, each Fund advertises its "yield" and "effective yield." In addition, Tax-Exempt Money Market Fund may advertise its "tax equivalent yield." These yield figures are based upon historical earnings and are not intended to indicate future performance. The "yield" of a Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

    "Tax equivalent yield" quotations will be calculated by applying the stated income tax rate only to that portion of Tax-Exempt Money Market Fund's seven-day yield or effective yield that is exempt from taxation. The stated income tax rate is subtracted from the number 1 (e.g., 1-28% = 72%) and the tax-exempt portion of the yield is divided by the difference. The result is then added to that portion of the Fund's yield, if any, that is not tax-exempt.

    For additional information regarding yield calculations, see "Calculation of Yield" in the Statement of Additional Information.

                              GENERAL INFORMATION

    The Company, which was organized under the laws of the State of Minnesota in 1986, is authorized to issue a total of 10 trillion shares of common stock, with a par value of $.01 per share. Four hundred billion of these shares have been authorized to be issued in thirteen separate series, as follows: Growth Fund, Emerging Growth Fund, Growth and Income Fund, Equity Strategy Fund, Balanced Fund, Government Income Fund, Short-Intermediate Bond Fund, Institutional Government Income Portfolio, National Tax-Exempt Fund and Minnesota Tax-Exempt Fund, each of which has ten billion authorized shares, and Money Market Fund, Tax-Exempt Money Market Fund and U.S. Government Money Market Fund, each of which has one hundred billion authorized shares.


    The Board of Directors is empowered under the Company's Articles of Incorporation to issue additional series of the Company's common stock without shareholder approval. In addition, the Board of Directors may, without shareholder approval, create and issue one or more additional classes of shares within each Fund, as well as within any series of the Company created in the future. See "Capital Stock and Ownership of Shares" in the Statement of Additional Information.

    All shares, when issued, will be fully paid and nonassessable and will be redeemable. All shares have equal voting rights. They can be issued as full or fractional shares. A fractional share has pro-rata the same kind of rights and privileges as a full share. The shares possess no preemptive or conversion rights.

    Each share of a series has one vote (with proportionate voting for fractional shares) irrespective of the relative net asset value of the series' shares. On some issues, such as the election of directors, all shares of the Company vote together as one series. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining shares will be unable to elect any directors.

    The Bylaws of the Company provide that shareholder meetings be held only with such frequency as required under Minnesota law. Minnesota corporation law requires only that the Board of Directors convene shareholder meetings when it deems appropriate. In addition, Minnesota law provides that if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting shares of the Company may demand a regular meeting of shareholders by written notice given to the chief executive officer or chief financial officer of the Company. Within 30 days after receipt of the demand, the Board of Directors shall cause a regular meeting of shareholders to be called, which meeting shall be held no later than 90 days after receipt of the demand, all at the expense of the Company. In addition, the 1940 Act requires a shareholder vote for all amendments to fundamental investment policies and restrictions and for all amendments to investment advisory contracts and Rule 12b-1 distribution plans. The 1940 Act also provides that Directors of the Company may be removed by action of the record holders of two-thirds or more of the outstanding shares of the Company. The Directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Director when so requested in writing by the record holders of at least 10% of the Company's outstanding shares.

PENDING LEGAL PROCEEDINGS

    Complaints have been brought against the Adviser and the Distributor relating to another series of the Company and to other investment companies for which the Adviser acts or has acted as investment adviser or subadviser. These lawsuits do not involve the Funds. A number of complaints have been brought in federal and state court against the Institutional Government Income Portfolio ("PJIGX") series of the Company, and against the Adviser, the Distributor, and certain individuals affiliated or formerly affiliated with the Adviser and the Distributor. In addition, complaints have been filed in federal court relating to a number of closed-end investment companies managed by the Adviser and two open-end investment companies for which the Adviser has acted as subadviser. The complaints, which ask for rescission of plaintiff shareholders' purchases or compensatory damages, plus interest, costs and expenses, generally allege, among other things, certain violations of federal and/or state securities laws, including the making of materially misleading statements in prospectuses concerning investment policies and risks. See "Pending Litigation" in the Statement of Additional Information.


    A settlement agreement has been reached with respect to one of the complaints involving PJIGX. An Amended Consolidated Class Action Complaint, which represents a consolidation of claims previously brought by 11 persons or entities, was filed on October 5, 1994 in the United States District Court, District of Minnesota. The named plaintiffs in this putative class action (the "PJIGX action") purport to represent a class of individuals and groups who purchased shares of PJIGX during the period from July 1, 1991 through May 9, 1994. The named plaintiffs and defendants have entered into a settlement agreement which has received preliminary approval from the Court. The terms of the settlement are set forth in a Settlement Agreement dated July 20, 1995 (as modified by an Addendum filed on July 28, 1995). The Settlement Agreement contained a provision which would have permitted the defendants to cancel the Agreement if shareholders who had incurred a cumulative "loss" (as defined under the Agreement) of more than 10% of the loss sustained by the entire class had opted out. The October 2, 1995 deadline for requesting exclusion from the class has passed, and the loss sustained by persons requesting exclusion is less than 10%. If granted final approval by the Court, the settlement agreement would provide up to approximately $70 million to class members in payments scheduled over approximately three years. Such payments would be made by Piper Jaffray Companies and the Adviser and would not be an obligation of the Company. Six additional complaints have been brought and a number of actions have been commenced in arbitration relating to PJIGX. The complaints generally have been consolidated with the PJIGX action for pretrial purposes and the arbitrations and litigations have been stayed pending entry of an order by the Court permitting those class members who have requested exclusion to proceed with their actions.



    The Adviser and the Distributor do not believe that the PJIGX settlement or any outstanding complaint or action in arbitration will have a material adverse effect on their ability to perform under their agreements with the Company or a material adverse effect on the Funds, and they intend to defend such lawsuits and actions vigorously.


                         TAX-EXEMPT VS. TAXABLE INCOME


    The table below shows the approximate yields that taxable securities must earn to equal tax-exempt yields under selected 1995 federal income tax brackets.


                                       Equivalent Taxable Yield
              --------------------------------------------------------------------------
  Tax-Free           28%                31%                36%               39.6%
   Yield       Federal Bracket    Federal Bracket    Federal Bracket    Federal Bracket
------------  -----------------  -----------------  -----------------  -----------------
      2.00%           2.78%              2.90%              3.13%              3.31%
      2.50            3.47               3.62               3.91               4.14
      3.00            4.17               4.35               4.69               4.97
      3.50            4.86               5.07               5.47               5.79
      4.00            5.56               5.80               6.25               6.62
      4.50            6.25               6.52               7.03               7.45
      5.00            6.94               7.25               7.81               8.28
      5.50            7.64               7.97               8.59               9.11
      6.00            8.33               8.70               9.38               9.93


    This table does not take into consideration any federal alternative minimum tax. In addition, the table is based upon yields that are derived solely from tax-exempt income. To the extent a Fund's advertised yield is derived from taxable income, the Fund's equivalent taxable yield will be less than set forth in the table. The tax-free yields used in this table should not be considered as representations of any particular rates of return and are for purposes of illustration only. The table is based on federal tax rates in effect for individuals in 1995 and currently scheduled to be in effect for individuals in 1996. To the extent that these rates are increased in 1996 or subsequent years, the equivalent taxable yields shown above will also increase.


    NO DEALER, SALES REPRESENTATIVE OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS (AND/OR IN THE STATEMENT OF ADDITIONAL INFORMATION REFERRED TO ON THE COVER PAGE OF THIS PROSPECTUS), AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR PIPER JAFFRAY INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN THE STATE IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO, OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

                                PIPER FUNDS INC.

                               INVESTMENT ADVISER
                     Piper Capital Management Incorporated

                                  DISTRIBUTOR
                               Piper Jaffray Inc.

                          CUSTODIAN AND TRANSFER AGENT
                       Investors Fiduciary Trust Company

                              INDEPENDENT AUDITORS
                             KPMG Peat Marwick LLP

                                 LEGAL COUNSEL
                           Dorsey & Whitney P.L.L.P.


  Table of Contents

                                          PAGE
Introduction.........................           2
Fund Expenses........................           3
Financial Highlights.................           4
Investment Objectives and Policies...           6
Special Investment Methods and
  Risk Factors.......................          11
Management...........................          14
Distribution of Fund Shares..........          16
SHAREHOLDER GUIDE TO INVESTING
  How to Purchase Shares.............          17
  Cash Management Program............          17
  How To Redeem Shares...............          17
  Shareholder Services...............          18
  Dividends and Distributions........          19
Valuation of Shares..................          20
Tax Status...........................          20
Performance Comparisons..............          21
General Information..................          21
Tax-Exempt vs. Taxable Income........          23

  XMM-05


                                     PIPER
                                     CASH
                                  MANAGEMENT
                                     FUNDS
                                     [LOGO]
                                  PROSPECTUS




                               MONEY MARKET FUND

                                 U.S. GOVERNMENT
                                MONEY MARKET FUND

                                    TAX-EXEMPT
                                MONEY MARKET FUND

                                NOVEMBER 27, 1995

                                     PART B

                                   GROWTH FUND
                             GROWTH AND INCOME FUND
                              EMERGING GROWTH FUND
                              EQUITY STRATEGY FUND
                                  BALANCED FUND
                             GOVERNMENT INCOME FUND
                          SHORT-INTERMEDIATE BOND FUND

                           Series of Piper Funds Inc.

                       STATEMENT OF ADDITIONAL INFORMATION


                                November 27, 1995


                                Table of Contents
                                                                    Page
                                                                    ----


Investment Objectives, Policies and Restrictions . . . . . . . .      2
Directors and Executive Officers.. . . . . . . . . . . . . . . .     16
Investment Advisory and Other Services . . . . . . . . . . . . .     23
Portfolio Transactions and Allocation of Brokerage . . . . . . .     31
Capital Stock and Ownership of Shares. . . . . . . . . . . . . .     34
Net Asset Value and Public Offering Price. . . . . . . . . . . .     35
Performance Comparisons. . . . . . . . . . . . . . . . . . . . .     36
Purchase of Shares . . . . . . . . . . . . . . . . . . . . . . .     39
Redemption of Shares . . . . . . . . . . . . . . . . . . . . . .     40
Taxation . . . . . . . . . . . . . . . . . . . . . . . . . . . .     41
Financial Statements . . . . . . . . . . . . . . . . . . . . . .     43
 General Information . . . . . . . . . . . . . . . . . . . . . .     43
Pending Litigation . . . . . . . . . . . . . . . . . . . . . . .     45
Appendix A - Corporate Bond, Preferred Stock and
  Commercial Paper Ratings . . . . . . . . . . . . . . . . . . .    A-1
Appendix B - Interest Rate Futures Contracts
  and Related Options. . . . . . . . . . . . . . . . . . . . . .    B-1
Appendix C - Stock Index Futures Contracts
  and Related Options. . . . . . . . . . . . . . . . . . . . . .    C-1
Appendix D - Industry Sectors. . . . . . . . . . . . . . . . . .    D-1


     This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to two Prospectuses each dated November 27, 1995, one of which relates to Growth Fund (formerly known as Value Fund, Growth & Income Fund, Emerging Growth Fund, Equity Strategy Fund and Balanced Fund, and the other relates to Government Income Fund and Short-Intermediate Bond Fund. This Statement of Additional Information should be read in conjunction with each applicable Prospectus. Copies of these Prospectuses may be obtained from the Funds at Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402-3804.

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS


     The shares of Piper Funds Inc. (the "Company") are currently offered in thirteen series. This Statement of Additional Information relates to seven of these series: Growth Fund (formerly Value Fund), Emerging Growth Fund, Growth and Income Fund, Equity Strategy Fund, Balanced Fund, Government Income Fund and Short-Intermediate Bond Fund (sometimes referred to herein as a "Fund" or, collectively, as the "Funds"). The investment objectives and policies of the Funds are set forth in applicable Prospectuses. Certain additional investment information is set forth below.


REPURCHASE AGREEMENTS

     Each Fund may invest in repurchase agreements. The Funds' custodian will hold the securities underlying any repurchase agreement or such securities will be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the respective Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

     The Funds have received from the Securities and Exchange Commission an exemptive order permitting the Funds, along with the other series of the Company, closed-end and other open-end investment companies currently managed by Piper Capital Management Incorporated (the "Adviser"), and all future series of the Company and all future investment companies advised by the Adviser or its affiliates, to deposit uninvested cash balances into a large single joint account to be used to enter into one or more large repurchase agreements.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

     Government Income Fund, Short-Intermediate Bond Fund, Balanced Fund and Growth and Income Fund may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When a Fund purchases securities on a when-issued or forward commitment basis, it will maintain in a segregated account with its custodian cash or liquid high-grade debt obligations having an aggregate value equal to the amount of such purchase commitments until payment is made; such Fund will likewise segregate securities it sells on a forward commitment basis.

SHORT-TERM MONEY MARKET SECURITIES

     As set forth in the Prospectus, certain Funds may invest in short-term money market securities including obligations of the U.S. Government and its agencies and instrumentalities, bank certificates of deposit, bankers' acceptances, high-grade commercial paper and other money market instruments.

     Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities that mature within 397 days are considered money market securities for purposes of the Funds' investment policies.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits are not transferable and are therefore illiquid prior to their maturity. No Fund will invest more than 15% of its net assets in time deposits and other illiquid securities. (Short-Intermediate Bond Fund will not invest more than 5% of its net assets in such securities.) See "Investment Restrictions." Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.


     Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Funds will consist only of direct obligations which, at the time of their purchase, are (a) rated Prime-1 or Prime-2 by Moody's Investors Service, Inc. or A-1 or A-2 by Standard & Poor's Ratings Services, (b) issued by companies having an outstanding unsecured debt issue currently rated at least Aa by Moody's Investors Service, Inc. or at least AA by Standard & Poor's Ratings Services, or
(c) if unrated, determined by
the Adviser to be of comparable quality to those rated obligations which may be purchased by the Funds.


     Money market instruments in which the Funds may invest also include non-convertible corporate debt securities (for example, bonds and debentures) with no more than 397 days remaining to maturity, provided such obligations are rated Aa or better by Moody's Investors Service, Inc. or AA or better by Standard & Poor's Ratings Services.


MORTGAGE-RELATED SECURITIES

     PASS-THROUGH SECURITIES --The investments of Government Income Fund, Short-Intermediate Bond Fund, Balanced Fund and Growth and Income Fund in mortgage-related securities include government guaranteed pass-through securities. These obligations are described below.

     (1 ) GNMA CERTIFICATES. Certificates of the Government National Mortgage Association ("GNMA Certificates") are mortgage-backed securities which evidence an ownership interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates that Government Income Fund purchases are the "modified pass-through" type. "Modified pass-through" GNMA Certificates entitle the holder to receive a share of all interest and principal payments paid and owed on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether the mortgagor actually makes the payment.

     GNMA GUARANTEE -- The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the United States. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

     Life of GNMA Certificates -- The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee.

     As prepayment rates of individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of single-family dwelling mortgages with 25- to 30-year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. Therefore, it is customary to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

     Yield Characteristics of GNMA Certificates -- The coupon rate of interest on GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates by the amount of the fees paid to GNMA and the issuer.

     The coupon rate by itself, however, does not indicate the yield which will be earned on GNMA Certificates. First, Certificates may be issued at a premium or discount, rather than at par, and, after issuance, Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if the higher yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced.

     (2) FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

     FHLMC issues two types of mortgage pass-through securities, mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely payment of interest on PCs and the full return of principal. Like GNMA Certificates, PCs are assumed to be prepaid fully in their twelfth year.

     GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years.

     (3) FNMA SECURITIES. The Federal National Mortgage Association was established in 1938 to create a secondary market in mortgages insured by the FHA.

     FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA Certificates and the full return of principal. Like GNMA Certificates, FNMA Certificates are assumed to be prepaid fully in their twelfth year.

     CREDIT SUPPORT -- To lessen the effect of failures by obligors on underlying mortgages to make payments, Mortgage-Backed Securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

     The ratings of securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the enhancement provider. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

     Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment on the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets.
Other information which may be considered includes demographic factors, loan underwriting practices and general market and economic conditions. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

HIGH RISK MORTGAGE-RELATED SECURITIES

     As set forth in its Prospectus, Short-Intermediate Bond Fund will not invest in mortgage-related securities that are considered "high risk" under applicable supervisory policies of the Office of the Comptroller of the Currency (the "OCC"). In OCC Banking Circular 228 (Rev.) (January 10, 1992), the OCC defined a "high-risk mortgage security" as any mortgage derivative product that at the time of purchase, or at a subsequent testing date, meets any of the following three tests:

     1. AVERAGE LIFE TEST. The mortgage derivative product has an expected weighted average life greater than 10.0 years.

     2 AVERAGE LIFE SENSITIVITY TEST. The expected weighted average life of the mortgage derivative product:

          a. Extends by more than 4.0 years, assuming an immediate and sustained parallel shift in the yield curve of plus 300 basis points, or

          b. Shortens by more than 6.0 years, assuming an immediate and sustained parallel shift in the yield curve of minus 300 basis points.

     3. PRICE SENSITIVITY TEST. The estimated change in the price of the mortgage derivative product is more than 17%, due to an immediate and sustained parallel shift in the yield curve of plus or minus 300 basis points.

Examples of certain "high-risk mortgage securities" include "IO" and "PO" classes of stripped mortgage-backed securities, inverse floating CMOs and certain zero coupon Treasury securities.

OPTIONS

     As set forth in the Funds' respective Prospectuses, each Fund other than Short-Intermediate Bond Fund may write covered options and purchase options on securities. The principal reason for writing call or put options is to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Funds receive premiums from writing call or put options, which they retain whether or not the option is exercised. The Funds will write only "covered" options. This means that so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). A Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of a put option, it deposits and maintains with its custodian cash, U.S. Government Securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option.

     A Fund may wish to protect certain portfolio securities against a decline in market value at a time when no put options on those particular securities are available for purchase. That Fund may therefore purchase a put option on securities other than those it wishes to protect even though it does not hold such other securities in its portfolio. While the Funds will only purchase put options on securities where, in the opinion of the Adviser, changes in the value of the put option should generally offset changes in the value of the securities to be hedged, the correlation will be less than in transactions in which the Funds purchase put options on underlying securities they own.

     The writing by the Funds of options on securities will be subject to limitations established by each of the registered securities exchanges on which such options are traded. Such limitations govern the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different securities exchanges or are held or written on one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write may be affected by options written by the other Funds and by other investment companies managed by and other investment advisory clients of the Adviser. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     OVER-THE-COUNTER OPTIONS. Government Income Fund may purchase and write over-the-counter ("OTC") put and call options in negotiated transactions. The staff of the Securities and Exchange Commission has previously taken the position that the value of purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities and, as such, are to be included in the calculation of a Fund's 15% limitation on illiquid securities. However, the staff has eased its position somewhat in certain limited circumstances. Government Income Fund will attempt to enter into contracts with certain dealers with which it writes OTC options. Each such contract will provide that the Fund has the absolute right to repurchase the options it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of such formula may vary among contracts, the formula will generally be based upon a multiple of the premium received by the Fund for writing the option, plus the amount, if any, of the option's intrinsic value. The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. With respect to each OTC option for which such a contract is entered into, the Fund will count as illiquid only the initial formula price minus the option's intrinsic value.

     The Fund will enter into such contracts only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Moreover, such primary dealers will be subject to the same standards as are imposed upon dealers with which the Fund enters into repurchase agreements.

     STOCK INDEX OPTIONS - GENERAL. Growth Fund, Emerging Growth Fund, Growth and Income Fund, Equity Strategy Fund and Balanced Fund may purchase and write put and call options on stock indexes listed on national securities exchanges. Stock index options are purchased for the purpose of hedging against changes in the value of a Fund's portfolio securities due to anticipated changes in the market. Stock index options are written for hedging purposes and to realize income from the premiums received on the sale of such options.

     Options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash and gain or loss depends upon price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

     Some stock indexes include stocks that are not limited to any particular industry or segment of the market (a "broadly based stock market index"). Currently, options are traded on the following broadly based stock market indexes: the S&P 100 Index and the S&P 500 Index (traded on the Chicago Board Options Exchange); the Major Market Index and the AMEX Market Value Index (traded on the American Stock Exchange); the NYSE Composite Index; and the National OTC Index (traded on the Philadelphia Stock Exchange). Indexes may also be based upon a designated industry or group of industries (an "industry" or "market segment index"). Options are currently traded on the following industry or market segment indexes: the Oil and Gas Index, the Computer Technology Index and the Transportation Index (traded on the American Stock Exchange); the Gold/Silver Index (traded on the Philadelphia Stock Exchange); and the Technology Index (traded on the Pacific Coast Stock Exchange).

     The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indexes may have different multipliers.

     Except as described below, Growth Fund, Emerging Growth Fund, Growth and Income Fund, Equity Strategy Fund and Balanced Fund will write call options on indexes only if on such date a Fund holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When a Fund writes a call option on a broadly based stock market index, the Fund will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, high grade liquid debt securities or "qualified securities" with a market value determined on a daily basis of not less than 100% of the current index value times the multiplier times the number of contracts.

     If a Fund has written an option on an industry or market segment index, it will segregate, escrow or pledge at least five "qualified securities," all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 25% of the amount so segregated, pledged or escrowed in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated, pledged or escrowed falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will segregate, pledge or escrow an amount in cash, Treasury bills, other high grade short-term obligations or "qualified securities" equal in value to the difference. In addition, when a Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with its custodian or pledge to the broker short-term debt obligations equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on the National Association of Securities Dealers Automated Quotation System against which the Fund has not written a stock call option.

     A Fund may write a put on a stock index only if it is "secured." A put is "secured" if the Fund maintains cash, U.S. Government securities or other high grade liquid debt securities with a value equal to the exercise price in a segregated account with the Custodian or holds a put on the same underlying index at an equal or greater exercise price. The aggregate value of the obligations underlying puts written by a Fund will not exceed 50% of its net assets.

     Growth Fund, Emerging Growth Fund, Growth and Income Fund, Equity Strategy Fund and Balanced Fund are not subject to any limitations with respect to the percentage of total assets that may be hedged. Accordingly, a Fund will not be prohibited from purchasing or writing stock index options to hedge against changes in the value of its entire portfolio.

     The purchase and sale of options on stock indexes by a Fund are subject to certain risks that are not present with options on securities. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by the

Funds of options on indexes is subject to the Adviser's ability to correctly predict movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks. In the event the Adviser is unsuccessful in predicting the movements of an index, the Funds could be in a worse position than had no hedge been attempted.

     Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, a Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it holds, which could result in substantial losses to the Fund. However, it is the Funds' policy to purchase or write options only on indexes which include a sufficient number of stocks so that the likelihood of a trading halt in the index is minimized.

     Trading in index options commenced in April 1983 with the S&P 100 option (formerly called the "CBOE 100"). Since that time a number of additional index option contracts have been introduced, including options on industry indexes. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that the market will develop in all index option contracts. The Funds will not purchase or sell any index option contracts unless and until, in the Adviser's opinion, the market for such options has developed sufficiently that such risk in connection with such transactions is no greater than such risk in connection with options on stocks.

     SPECIAL RISKS OF WRITING CALLS ON STOCK INDEXES. Because exercises of index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Funds will write call options on indexes only under the circumstances described above.

     Price movements in a Fund's portfolio probably will not correlate perfectly with movements in the level of the index and, therefore, each Fund bears the risk that the price of the securities held by such Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call which is not completely offset by movements in the price of such Fund's portfolio. It is also possible that the index may rise when the Fund's portfolio of stocks does not rise. If this occurred, the Fund would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of a Fund in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

     Unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if a Fund fails to anticipate an exercise it may have to borrow from a bank pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

     When a Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, a Fund will not learn that an index option has been exercised until the day following the exercise date, but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold.

     SPECIAL RISKS OF PURCHASING PUTS AND CALLS ON STOCK INDEXES. If a Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercise option to fall out-of-the-money, i.e., the exercise price of the option rises above the closing index value, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. While a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

ILLIQUID SECURITIES

     As set forth in the Prospectus, the Funds may invest in Rule 144A securities, commercial paper issued pursuant to Rule 4(2) under the Securities Act of 1933, and interest-only and principal-only classes of Mortgage-Backed Securities issued by the U.S. Government or its agencies or instrumentalities, and treat such securities as liquid when they have been determined to be liquid by the Board of Directors of the Company or by the Adviser subject to the oversight of and pursuant to procedures adopted by the Board of Directors.
Under these procedures, factors taken into account in determining the liquidity of a security include (a) the frequency of trades and quotes for the security;
(b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (c) dealer undertakings to make a market in the security; and (d) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). With respect to Rule 144A securities, investing in such securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

PORTFOLIO TURNOVER

     Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to the average monthly value of portfolio securities, not including securities maturing in less than 12 months. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned during such year. For purposes of calculating portfolio turnover, the maturity of investment purchases and sales related to "rollover" transactions of Government Income Fund is considered to be less than 12 months. See "Special Investment Methods--When Issued Securities" in the Prospectus.

DIVERSIFICATION

     Each Fund intends to operate as a "diversified" management investment company, as defined in the Investment Company Act of 1940 (the"1940 Act"), which means that at least 75% of its assets must be represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of total assets of each Fund and to not more than 10% of the outstanding voting securities of such issuer.

INVESTMENT RESTRICTIONS

     In addition to the investment objectives and policies set forth in the Prospectus, each Fund is subject to certain fundamental and nonfundamental investment restrictions, as set forth below. Fundamental investment restrictions may not be changed without the vote of a majority of a Fund's outstanding shares. "Majority," as used in the Prospectus and in this Statement of Additional Information, means the lesser of (a) 67% of a Fund's outstanding shares present at a meeting of the holders if more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of a Fund's outstanding shares.

     As fundamental investment restrictions, no Fund will:

     1. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in any one industry. This restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto. The various types of utilities companies, such as gas, electric, telephone, telegraph, satellite and microwave communications companies, are considered as separate industries.

     2. Issue any senior securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), other than as set forth in restriction #3 below and except to the extent that using options and futures contracts or purchasing or selling securities on a when-issued or forward commitment basis may be deemed to constitute issuing a senior security.

     3. Borrow money (provided that Government Income Fund may enter into reverse repurchase agreements) except from banks for temporary or emergency purposes. The amount of such borrowing may not exceed 10% of the value of the Fund's total assets. With respect to each of the Funds, interest paid on borrowed funds will decrease the net earnings of the Fund. None of the Funds will purchase portfolio securities while outstanding borrowing exceeds 5% of the value of the Fund's total assets. None of the Funds will borrow money for leverage purposes (provided that Government Income Fund may enter into reverse repurchase agreements for such purposes).

     4. Mortgage, pledge or hypothecate its assets except in an amount not exceeding 10% of the value of its total assets to secure temporary or emergency borrowing. For purposes of this policy, collateral arrangements for margin deposits on futures contracts or with respect to the writing of options are not deemed to be a pledge of assets.

     5. Purchase or sell commodities or commodity futures contracts, except that the Funds may enter into financial futures contracts and engage in related options transactions.

     6. Purchase or sell real estate or real estate mortgage loans, except that the Funds may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein. Growth and Income Fund will not invest in real estate limited partnerships.

     7. Act as an underwriter of securities of other issuers, except insofar as each Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

     As nonfundamental investment restrictions that may be changed at any time without shareholder approval, no Fund will:

     1.  Invest in warrants.

     2. Invest more than 5% of the value of its total assets in the securities of any issuers which, with their predecessors, have a record of less than three years' continuous operation. (Securities of such issuers will not be deemed to fall within this limitation if they are guaranteed by an entity in continuous operation for more than three years. The value of all securities issued or guaranteed by such guarantor and owned by a Fund shall not exceed 10% of the value of the total assets of such Fund.)

     3. Make short sales of securities, except that Equity Strategy Fund may make short sales of securities, provided that the total market value of all securities sold short does not exceed 5% of the value of the Fund's total assets, and Equity Strategy Fund may make short sales "against the box."

     4. Purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions and except that the Funds may make margin deposits in connection with futures contracts.

     5. Write, purchase or sell puts, calls or combinations thereof, except that Growth Fund, Emerging Growth Fund, Growth and Income Fund, Equity Strategy Fund and Balanced Fund may purchase or write put and call options on stock indexes listed on national securities exchanges; each of the Funds other than Short-Intermediate Bond Fund may write put and call options with respect to the securities in which it may invest; each of the Funds other than Short-Intermediate Bond Fund may purchase put and call options; and each of the Funds other than Short-Intermediate Bond Fund may engage in financial futures contracts and related options transactions.

     6. Purchase or retain the securities of any issuer if, to the Fund's knowledge, those officers or directors of the Company or its affiliates or of its investment adviser who individually own beneficially more than 0.5% of the outstanding securities of such issuer, together own more than 5% of such outstanding securities.

     7.  Invest for the purpose of exercising control or management.

     8. Purchase or sell oil, gas or other mineral leases, rights or royalty contracts, except that the Funds may purchase or sell securities of companies investing in the foregoing.

     9. Purchase the securities of other investment companies except as part of a merger, consolidation or acquisition of assets.

     10. Invest in real estate limited partnerships (see fundamental restriction #6 relating to Growth and Income Fund).

     11. Invest more than 5% (25% for Balanced Fund) of total assets in the securities of foreign issuers, provided that Short-Intermediate Bond Fund will not invest in the securities of foreign issuers other than U.S. dollar-denominated Yankee bonds.

     12.  Invest more than 15% of net assets in illiquid securities.

     13. With respect to Short-Intermediate Bond Fund, purchase the securities of any issuer if, as to 75% of the total assets of at the time of purchase, more than 10% of the voting securities of any issuer would be held by such Fund.

     Any investment restriction or limitation referred to above or in the Prospectus, except the borrowing policy, which involves a maximum percentage of securities or assets, shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and such excess results therefrom.

                        DIRECTORS AND EXECUTIVE OFFICERS

     The names, addresses and principal occupations during the past five years of the directors and executive officers of the Company are given below. The officers and directors of the Company also serve as officers and directors of various closed- and open-end investment companies managed by the Adviser.



     Name and Address                   Position with the Company
     ----------------                   -------------------------

     William H. Ellis*                  Chairman of the Board of Directors
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402

     David T. Bennett                   Director
     3400 City Center
     33 South Sixth Street
     Minneapolis, Minnesota 55402

     Jaye F. Dyer                       Director
     4670 Norwest Center
     90 South Seventh Street
     Minneapolis, Minnesota 55402

     Karol D. Emmerich                  Director
     7302 Claredon Drive
     Edina, Minnesota 55439

     Luella G. Goldberg                 Director
     7019 Tupa Drive
     Edina, Minnesota 55435

     Name and Address                   Position with the Company
     ----------------                   -------------------------

     George Latimer                     Director
     754 Linwood Avenue
     St. Paul, MN  55105

     Paul A. Dow                        President
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402

     David E. Rosedahl                  Secretary
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402

     Charles N. Hayssen                 Treasurer
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402

     Worth Bruntjen                     Senior Vice President
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402

     Richard W. Filippone               Senior Vice President
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402

     Marijo A. Goldstein                Senior Vice President
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402

     Steven V. Markusen                 Senior Vice President
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402

     Robert H. Nelson                   Senior Vice President
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402

     Name and Address                   Position with the Company
     ----------------                   -------------------------

     Edward P. Nicoski                  Senior Vice President
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402

     Nancy S. Olsen                     Senior Vice President
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402

     Ronald R. Reuss                    Senior Vice President
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402

     Bruce D. Salvog                    Senior Vice President
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402

     Sandra K. Shrewsbury               Senior Vice President
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402

     David M. Steele                    Senior Vice President
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402

     Douglas J. White                   Senior Vice President
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402

     J. Bradley Stone                   Vice President
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402

     Marcy K. Winson                    Vice President
     Piper Jaffray Tower
     222 South Ninth Street


                                      -18-



     Minneapolis, Minnesota 55402


-----------------
* Directors of the Company who are interested persons (as that term is defined by the 1940 Act) of Piper Capital Management Incorporated and the Funds.

     William H. Ellis has been President of Piper Jaffray Companies Inc. and Piper Jaffray Inc. (the "Distributor") since September 1982, Chief Operating Officer of the same two companies since August 1983, Director and Chairman of the Board of Piper Capital Management Incorporated ("the Adviser") since October 1985 and President of the Adviser since December 1994.


     David T. Bennett is of counsel to the law firm of Gray, Plant, Mooty, Mooty & Bennett, P.A., located in Minneapolis, Minnesota. Mr. Bennett is chairman of a group of privately held companies and serves on the board of directors of a number of nonprofit organizations.



     Jaye F. Dyer has been President of Dyer Management Company, a private management company, since January 1991. Prior to that he was President and Chief Executive Officer of Dyco Petroleum Corporation, a Minneapolis based oil and natural gas development company he founded, from 1971 to March 1, 1989, and Chairman of the Board until December 31, 1990. Mr. Dyer serves on the board of directors of Northwestern National Life Insurance Company, The ReliaStar Financial Corp. (the holding company of Northwestern National Life Insurance Company) and various privately held and nonprofit corporations.



     Karol D. Emmerich has been President of The Paraclete Group, a consultant to nonprofit organizations, since 1993. Prior to that she had been Vice President, Chief Accounting Officer and Treasurer of Dayton Hudson Corporation from 1980 to May 1993. Ms. Emmerich is an Executive Fellow at the University of St. Thomas Graduate School of Business and serves on the board of directors of a number of privately held and nonprofit organizations.



     Luella G. Goldberg has served on the board of directors of Northwestern National Life Insurance Company (since 1976), The ReliaStar Financial Corp. (since 1989), TCF Financial Corporation (since 1988), the holding company of TCF Bank Savings fsb, and Hormel Foods Corp. (since 1993). Ms. Goldberg also serves as a Trustee of Wellesley College, and as a director of a number of other organizations, including the University of Minnesota Foundation and the Minnesota Orchestral Association. Ms. Goldberg was Chairman of the Board of Trustees of Wellesley College from 1985 to 1993 and acting President from July 1, 1993 to October 1, 1993.



     George Latimer is Director, Special Actions Office, Office of the Secretary, Department of Housing and Urban Development since 1993, prior to which he had been Dean of Hamline Law School, Saint Paul, Minnesota from 1990 to 1993. Mr. Latimer also serves on the board of directors of Digital Biometrics, Inc. and Payless Cashways, Inc.

     Paul A. Dow has been a Senior Vice President of the Adviser since 1989 and Chief Investment Officer of the Adviser since 1989.


     David E. Rosedahl has been Secretary and a Director of the Adviser since 1985, a Managing Director of the Distributor since 1986, a Managing Director of Piper Jaffray Companies Inc. since 1987, Secretary of the Distributor since 1993 and General Counsel for the Distributor and Piper Jaffray Companies Inc. since 1979.



     Charles N. Hayssen has been a Managing Director of the Distributor since 1986 and of Piper Jaffray Companies Inc. since 1987, Chief Financial Officer of the Distributor since 1988, Director and Chief Financial Officer of the Adviser since 1989 and Chief Operating Officer of the Adviser since 1994.



     Worth Bruntjen has been a Senior Vice President of the Adviser since January 1988.



     Richard W. Filippone has been a Senior Vice President of the Adviser since November 1991, prior to which he had been a Vice President of the Adviser from 1987 to 1991.



     Marijo A. Goldstein has been a Senior Vice President of the Adviser since November 1993, prior to which she was a Vice President of the Adviser from 1991 to 1993 and a fixed income analyst of the Adviser since 1988.



     Steven V. Markusen has been a Senior Vice President of the Adviser since December 1993, prior to which had been a senior vice president of Investment Advisers, Inc., in Minneapolis, Minnesota from 1989 to 1993.



     Robert H. Nelson has been a Senior Vice President of the Adviser since November 1993, prior to which he had been a Vice President of the Adviser from 1991 to 1993 and Assistant Vice President from 1989 to 1991.


     Edward P. Nicoski has been a Senior Vice President of the Adviser since October 1985 and a Managing Director of the Distributor since November 1986.


     Nancy S. Olsen has been a Senior Vice President of the Adviser since November 1991, prior to which she had been a Vice President of the Adviser from 1987 to 1991.



     Ronald R. Reuss has been a Senior Vice President of the Adviser since January 1989.



     Bruce D. Salvog has been a Senior Vice President of the Adviser since January 1992, prior to which he had been a portfolio manager at Kennedy & Associates in Seattle, Washington from 1984 to 1992.

     Sandra K. Shrewsbury has been a Senior Vice President of the Adviser since September 1993, prior to which she had been a Managing Director of Piper Jaffray since November 1992, a Vice President of Piper Jaffray since November 1990.



     David M. Steele has been a Senior Vice President of the Adviser since January 1992, prior to which he had been a portfolio manager at Kennedy & Associates in Seattle, Washington from 1987 to 1992.



     Douglas J. White has been a Senior Vice President of the Adviser since November 1991, prior to which he had been a Vice President of the Adviser from 1989 to 1991.



     J. Bradley Stone has been a Vice President of the Adviser since November 1991 and a fixed-income analyst of the Adviser since March 1990.



     Marcy K. Winson has been a Vice President of the Adviser since November 1993, prior to which she was an Assistant Vice President of the Adviser since March 1993 and an educator from 1990 to 1992.


     Ms. Goldberg, Ms. Emmerich and Mr. Dyer are members of the Company's Audit Committee. Ms. Goldberg acts as the chairperson of such committee. The Audit Committee oversees the Funds' financial reporting process, reviews audit results and recommends annually to the Company a firm of independent certified public accountants.


     The functions to be performed by the Audit Committee are to recommend annually to the Board a firm of independent certified public accountants to audit the books and records of the Funds for the ensuing year; to monitor that firm's performance; to review with the firm the scope and results of each audit and determine the need, if any, to extend audit procedures; to confer with the firm and representatives of the Funds on matters concerning the Funds' financial statements and reports including the appropriateness of its accounting practices and of its financial controls and procedures; to evaluate the independence of the firm; to review procedures to safeguard portfolio securities; to review the purchase by the Funds from the firm of non-audit services; to review all fees paid to the firm; and to facilitate communications between the firm and the Funds' officers and Directors.


     The Board of Directors also has a Committee of the Independent Directors, consisting of Mr. Bennett, who serves as chairperson, Messrs. Dyer, and Latimer, Ms. Emmerich and Ms. Goldberg, and a Derivatives Committee consisting of Ms. Emmerich, who serves as chairperson, Ms. Goldberg and Mr. Dyer.

     The functions of the Committee of the Independent Directors are: (a) recommendation to the full Board of approval of any management, advisory, sub-advisory and/or administration agreements; (b) recommendation to the full Board of approval of any underwriting and/or distribution agreements; (c) review of the fidelity bond and premium allocation; (d) review of errors and omissions and any other joint insurance policies and premium allocation; (e) review of, and monitoring of compliance with, procedures adopted pursuant to certain rules promulgated under the 1940 Act; and (f) such other duties as the independent directors shall, from time to time, conclude are necessary or appropriate to carry out their duties under the 1940 Act. The functions of the Derivatives Committee are: (a) to oversee practices, policies and procedures of the Adviser in connection with the use of derivatives; (b) to receive periodic reports from management and independent accountants; and (c) to report periodically to the Committee of the Independent Directors and the Board of Directors.


     The directors of the Company who are officers or employees of the Adviser or any of its affiliates receive no remuneration from the Company. Each of the other directors receives fees that are allocated among the series of the Company on the basis of the total assets of each series. Each director receives from the Company and Piper Institutional Funds Inc., collectively, an annual retainer of $1,000, plus a fee of $250 for each regular quarterly Board of Directors meeting attended. (The per-meeting fee is based on the total assets of the Company and Piper Institutional Funds Inc. and will increase to $500 per meeting in the event total assets exceed $200 million, with continuing increases to as high as $1,500 per meeting in the event total assets reach $5 billion or more. In addition, members of the Audit Committee not affiliated with the Adviser receive $1,000 for each Audit Committee meeting attended ($2,000 with respect to the chairperson of the Committee), with such fee being allocated among all open-end and closed-end investment companies managed by the Adviser. Members of the Committee of the Independent Directors and the Derivatives Committee currently receive no additional compensation. Directors are also reimbursed for expenses incurred in connection with attending meetings.



     The following table sets forth the aggregate compensation received by each director from the Company during the fiscal year ended September 30, 1995, as well as the total compensation received by each director from the Company and all other registered investment companies managed by the Adviser or affiliates of the Adviser during the calendar year ended December 31, 1994. Directors who are officers or employees of the Adviser or any of its affiliates did not receive any such compensation and are not included in the table.


                                          Pension or
                                          Retirement        Estimated        Total
                     Aggregate             Benefits      Annual Benefits  Compensation
                   Compensation         Accrued as Part        Upon        from Fund
Director         from the Company      of Fund Expenses     Retirement      Complex*
--------         ----------------      ----------------     ----------      --------
David T. Bennett      $7,400                 None              None          $57,500
Jaye F. Dyer          $7,995                 None              None          $68,250
Karol D. Emmerich     $7,995                 None              None          $68,250
Luella G. Goldberg    $8,590                 None              None          $71,250
George Latimer        $7,400                 None              None          $65,250

-------------------
* Consists of 21 registered investment companies managed by the Adviser or an affiliate of the Adviser, including Piper Funds. Each director included in the table, other than Mr. Bennett, serves on the board of each such registered investment company. Mr. Bennett serves on the board of 20 such companies.


                     INVESTMENT ADVISORY AND OTHER SERVICES

     The investment adviser for the Funds is Piper Capital Management Incorporated (the "Adviser"). Its affiliate, Piper Jaffray Inc. (the "Distributor"), acts as the Funds' distributor. Each acts as such pursuant to a written agreement which is periodically approved by the directors or the shareholders of the Funds. The address of both the Adviser and the Distributor is Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402-3804.

CONTROL OF THE ADVISER AND THE DISTRIBUTOR

     The Adviser and the Distributor are both wholly owned subsidiaries of Piper Jaffray Companies Inc., a publicly held corporation which is engaged through its subsidiaries in various aspects of the financial services industry.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

     The Adviser acts as the investment adviser of the Funds under an Investment Advisory and Management Agreement which has been approved by the Board of Directors (including a majority of the directors who are not parties to the agreement, or interested persons of any such party, other than as directors of the Funds) and the shareholders of the Funds.

     The Investment Advisory and Management Agreement will terminate automatically in the event of its assignment. In addition, the agreement is terminable at any time, without penalty, by the Board of Directors of the Company or by vote of a majority of the Company's outstanding voting securities on not more than 60 days' written notice to the Adviser, and by the Adviser on 60 days' written notice to the Company. The agreement may be terminated with respect to a particular Fund at any time by a vote of the holders of a majority of the outstanding voting securities of such Fund, upon 60 days' written notice to the Adviser. Unless sooner terminated, the agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors or by a vote of a majority of the outstanding voting securities of the Company, provided that in either event such continuance is also approved by a vote of a majority of the directors who are not parties to such agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval. If a majority of the outstanding voting securities of any of the Funds approves the agreement, the agreement shall continue in effect with respect to such approving Fund whether or not the shareholders of any other Fund approve the agreement.

     Pursuant to the Investment Advisory and Management Agreement, the Funds pay the Adviser monthly advisory fees equal on an annual basis to a certain percentage of each Fund's average net assets as set forth in the following table. Fees paid by Growth Fund, Emerging Growth Fund, Growth and Income Fund, Equity Strategy Fund and Balanced Fund are higher than fees paid by most other investment companies.

                                                            Annual Advisory Fee
                              Average Net Asset Values       as Percentage of
                                     of the Fund            Average Net Assets
                              --------------------------    ------------------
Growth Fund,                  On the first $100,000,000            .75%
  Emerging Growth             On the next $200,000,000             .65%
  Fund, Growth and            On the next $200,000,000             .55%
  Income Fund,                On average assets of over
  Equity Strategy               $500,000,000                       .50%
  Fund and
  Balanced Fund

Government                    On the first $250,000,000            .50%
  Income Fund                 On the next $250,000,000             .45%
                              On average assets of over
                                $500,000,000                       .40%

Short-Intermediate            On all assets                        .40%
  Bond Fund

     The table below sets forth the advisory fees paid by each Fund other than Short-Intermediate Bond Fund for the periods indicated. The Adviser waived all fees and paid all expenses for Bond Fund from April 10, 1995 (inception) through the fiscal period ended September 30, 1995.


                       Advisory fees         Advisory fees            Advisory fees
                      for the fiscal        for the fiscal            for the fiscal
                        year ended            year ended                year ended
Fund                September 30, 1993     September 30, 1994        September 30, 1995
----                ------------------     ------------------        ------------------
Growth Fund              $1,602,957            $1,551,840                1,232,856
Emerging Growth Fund      1,069,899             1,489,006                1,525,105
Growth and Income Fund      701,821               635,999                  512,370
Equity Strategy Fund        141,165               630,178                  463,332
Balanced Fund               323,255               404,219                  324,086
Government Income Fund      717,626               734,950                  576,359



     The Adviser intends, although not required under the Investment Advisory and Management Agreement, to reimburse Equity Strategy Fund, Balanced Fund and Short-Intermediate Bond Fund for the amount, if any, by which the total operating and management expenses of such Fund (including the Adviser's compensation and amounts paid pursuant to the Company's Rule 12b-1 plan, but excluding interest, taxes, dividends paid on short positions, brokerage fees and commissions, and extraordinary expenses) for the fiscal year ending September 30, 1996, exceed 1.32% for Equity Strategy Fund and Balanced Fund, and 0.75% for Short-Intermediate Bond Fund, of average net assets. This arrangement may be modified or discontinued at any time after fiscal year end, at the Adviser's discretion. In the event of discontinuance of this arrangement, the Company will still be subject to the laws of certain states, which require that if a mutual fund's expenses (including advisory fees but excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed certain percentages of average net assets, the fund must be reimbursed for such excess expenses. The Investment Advisory and Management Agreement provides that the Adviser must make any expense reimbursements to the Funds required under state law. The laws of California provide that aggregate annual expenses of a mutual fund shall not normally exceed 2-1/2% of the first $30 million of the average net assets, 2% of the next $70 million of the average net assets and 1-1/2% of the remaining average net assets. Such expenses include the Adviser's compensation, but exclude interest, taxes, brokerage fees and commissions, extraordinary expenses and amounts paid under the Company's Rule 12b-1 plan. The Adviser does not believe that the laws of any other state in which the Funds' shares may be offered for sale contain expense reimbursement requirements.


     Under the Investment Advisory and Management Agreement, the Adviser provides each Fund with advice and assistance in the selection and disposition of that Fund's investments. All investment decisions are subject to review by the Board of Directors of the Company. The Adviser is obligated to pay the salaries and fees of any affiliates of the Adviser serving as officers or directors of the Funds.

     The same security may be suitable for more than one of the Funds and/or for other series of the Company or other funds or private accounts managed by the Adviser or its affiliates. If and when two or more funds or accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to each fund or account. The simultaneous purchase or sale of the same securities by more than one of the Funds or by any of the Funds and other series of the Company or other funds or accounts may have a detrimental effect on a Fund, as this may affect the price paid or received by that Fund or the size of the position obtainable or able to be sold by that Fund.

EXPENSES

     The expenses of each Fund are deducted from their income before dividends are paid. These expenses include, but are not limited to, organizational costs, fees paid to the Adviser, fees and expenses of officers and directors who are not affiliated with the Adviser, taxes, interest, legal fees, transfer agent, dividend disbursing agent and custodian fees, audit fees, brokerage fees and commissions, fees and expenses of registering and qualifying the Funds and their shares for distribution under federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information annually to existing shareholders, the expenses of reports to shareholders, shareholders' meetings and proxy solicitations, distribution expenses pursuant to the Rule 12b-1 plan, and other expenses which are not expressly assumed by the Adviser under the Investment Advisory and Management Agreement. Any general expenses of the Company that are not readily identifiable as belonging to a particular series of the Company will be allocated among the series based upon the relative net assets of the series at the time such expenses were incurred.

DISTRIBUTION PLAN

     Rule 12b-1(b) under the 1940 Act provides that any payments made by the Funds in connection with financing the distribution of their shares may only be made pursuant to a written plan describing all aspects of the proposed financing of distribution, and also requires that all agreements with any person relating to the implementation of the plan must be in writing. Because some of the payments described below to be made by the Funds are distribution expenses within the meaning of Rule 12b-1, the Company has entered into an Underwriting and Distribution Agreement with the Distributor pursuant to a Distribution Plan adopted in accordance with such Rule.

     Rule 12b-1(b)(1) requires that such plan be approved by a majority of a Fund's outstanding shares, and Rule 12b-1(b)(2) requires that such plan, together with any related agreements, be approved by a vote of the Board of Directors and of the directors who are not interested persons of the Company and who have no direct or indirect interest in the operation of the plan or in the agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreement. Rule 12b-1(b)(3) requires that the plan or agreement provide, in substance:

          (a) that it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in paragraph (b)(2) of Rule 12b-1;
          (b) that any person authorized to direct the disposition of moneys paid or payable by the Company pursuant to the plan or any related agreement shall provide to the Company's Board of Directors, and the directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made; and
          (c) in the case of a plan, that it may be terminated at any time by a vote of a majority of the members of the Board of Directors of the Company who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan or by a vote of a majority of the outstanding voting securities of a Fund.

     Rule 12b-1(b)(4) requires that such a plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the plan must be approved in the manner described in paragraph (b)(2) of Rule 12b-1.

     Rule 12b-1(c) provides that the Company may rely upon Rule 12b-1(b) only if the selection and nomination of the Company's disinterested directors are committed to the discretion of such disinterested directors. Rule 12b-1(e) provides that the Company may implement or continue a plan pursuant to Rule 12b-1(b) only if the directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Sections 36(a) and
(b) of the Investment Company Act of 1940, that there is a reasonable likelihood that the plan will benefit the Company and its shareholders. The Board of Directors has concluded that there is a reasonable likelihood that the Distribution Plan will benefit the Company and its shareholders.

     Pursuant to the provisions of the Distribution Plan, each Fund other than Short-Intermediate Bond Fund pays a fee to the Distributor at a monthly rate of 1/12 of .50% of such Fund's average daily net assets in connection with servicing of the Fund's shareholder accounts and in connection with distribution-related services provided with respect to the Funds. Short-Intermediate Bond Fund's monthly fee under the Distribution Plan is paid at a monthly rate of 1/12 of .20% of such Fund's average daily net assets. A portion of each Fund's total fee (to be determined from time to time by the Board of Directors) may be paid as a distribution fee and will be used by the Distributor to cover expenses that are primarily intended to result in, or that are primarily attributable to, the sale of shares of such Fund ("Distribution Expenses"), and the remaining portion of the fee may be paid as a shareholder servicing fee and will be used by the Distributor to provide compensation for ongoing servicing and/or maintenance of shareholder accounts with respect to such Fund ("Shareholder Servicing Costs"). Distribution Expenses under the Plan include, but are not limited to, initial and ongoing sales compensation (in addition to sales charges) paid to Investment Executives of the Distributor and to other broker-dealers; expenses incurred in the printing of prospectuses, statements of additional information and reports used for sales purposes; expenses of preparation and distribution of sales literature; expenses of advertising of any type; an allocation of the Distributor's overhead; and payments to and expenses of persons who provide support services in connection with the distribution of Fund shares. Shareholder Servicing Costs include all expenses of the Distributor incurred in connection with providing administrative or accounting services to shareholders, including, but not limited to, an allocation of the Distributor's overhead and payments made to persons, including employees of the Distributor, who respond to inquiries of shareholders of the Funds regarding their ownership of shares or their accounts with the Funds, or who provide other administrative or accounting services not otherwise required to be provided by the Funds' Adviser or transfer agent.


     The table below sets forth the distribution fees paid by each Fund other than Bond Fund for the periods indicated. The Adviser waived all fees and paid all expenses for Bond Fund from April 10, 1995 (inception) through the fiscal period ended September 30, 1995.



                     Distribution fees    Distribution fees   Distribution fees
                       for the fiscal      for the fiscal      for the fiscal
                         year ended          year ended          year ended
                     September 30, 1993  September 30, 1994  September 30, 1995
                     ------------------  ------------------  ------------------
Growth Fund              $  751,481          $  701,411             552,509
Emerging Growth Fund        447,651             641,080             692,842
Growth and Income Fund      299,443             244,091             216,333
Equity Strategy Fund         61,172             265,322             196,463
Balanced Fund               140,077             161,688             137,063
Government Income Fund      466,457             461,794             365,759



     For the fiscal year ended September 30, 1993, the Distributor voluntarily limited amounts payable under the Distribution Plan to .30% of average daily net assets for the Emerging Growth Fund and .32% for each of the other Funds other
than Short-Intermediate Bond Fund.   The Distributor voluntarily limited the
amounts payable under the Distribution Plan to an annual rate of .31%, .30%,
 .29%, .32%, .30% and .31% of average daily net assets for Growth Fund, Emerging Growth Fund, Growth and Income Fund, Equity Strategy Fund, Balanced Fund and Government Income Fund, respectively, for the fiscal year ended September 30 1994. The Distributor voluntarily limited the amounts payable under the Distribution Plan to an annual rate of .32% of average daily net assets for each of the Funds other than Short-Intermediate Bond Fund for fiscal 1995. The Distributor has agreed to voluntarily limit the amounts payable under the Distribution Plan to an annual rate of 0.32% of average daily net assets for each Fund (other than Bond Fund) for fiscal 1996. The Distributor may terminate its voluntary fee limitation at any time in its discretion.


     Distribution fees for the fiscal year ended September 30, 1995, were used by the Distributor as follows:



                                         Emerging      Growth and       Equity        Balanced      Government
                         Growth Fund    Growth Fund    Income Fund   Strategy Fund      Fund        Income Fund
                         -----------    -----------    -----------   -------------    --------      -----------
Advertising              $      -0-     $      -0-     $      -0-    $      -0-       $    -0-      $     -0-
Printing and
  mailing of
  prospectuses
  to other
  than current
  shareholders               34,532         43,303         13,521         12,279          8,566         22,860
Compensation to
  underwriters (trail
  fees to investment
  executives)               517,977        649,539        202,812        184,184        128,497        342,899
Compensation to
  dealers                       -0-          -0-            -0-            -0-            -0-            -0-
Compensation to
  sales personnel               -0-          -0-            -0-            -0-            -0-            -0-
Interest, carrying
  or other financing
  charge                        -0-          -0-            -0-            -0-            -0-            -0-
Other (specify)                 -0-          -0-            -0-            -0-            -0-            -0-
                         -----------    -----------    -----------   -------------    ---------     -----------
                         -----------    -----------    -----------   -------------    ---------     -----------
Total                      $552,509       $692,842       $216,333       $196,463       $137,063       $365,759


UNDERWRITING AND DISTRIBUTION AGREEMENT

     Pursuant to the Underwriting and Distribution Agreement, the Distributor has agreed to act as the principal underwriter for the Funds in the sale and distribution to the public of shares of the Funds, either through dealers or otherwise. The Distributor has agreed to offer such shares for sale at all times when such shares are available for sale and may lawfully be offered for sale and sold. As compensation for its services, in addition to receiving its distribution fees pursuant to the Distribution Plan discussed above, the Distributor receives the sales load on sales of Fund shares set forth in the Prospectus. The following table sets forth the aggregate dollar amount of underwriting commissions paid by each of the Funds for the periods indicated and the amount of such commissions retained by the Distributor. The Distributor waived the payment of commissions for purchases of Growth and Income Fund shares for the period from July 27, 1992 (commencement of operations) through October 30, 1992.

                              Total Underwriting Commissions                     Underwriting Commissions Retained by Distributor

                 Fiscal year ended  Fiscal year ended   Fiscal year ended   Fiscal year ended   Fiscal year ended  Fiscal year ended
                  Sept. 30, 1993     Sept. 30, 1994      Sept.  30, 1995     Sept.  30, 1993     Sept.  30, 1994    Sept.  30, 1995
                  --------------     --------------      ---------------     ---------------     ---------------    ---------------
Growth Fund           $  629,626       $  208,621           $  133,585          $  365,000          $  121,000         $  77,479
Emerging
  Growth Fund            703,563          594,112              288,665             408,000             345,000           167,426
Growth and
  Income Fund            302,763*         126,666               67,532             176,000              73,000            39,169
Equity Strategy
  Fund                    48,745          124,400               39,339              28,000              72,000            22,817
Balanced Fund            303,657           47,145               42,214             176,000              27,000            24,484
Government
  Income Fund          1,254,145          439,716              111,536             727,000             255,000            64,691
Short-Intermed-              N/A              N/A                  440**               N/A                 N/A               255
  iate Bond Fund



--------------
* From October 1, 1992 through October 31, 1992, the Distributor voluntarily waived the sales charge for Growth and Income Fund.
** From April 10, 1995 through June 30, 1995, the Distributor voluntarily waived the sales charge for Short-Intermediate Bond Fund.


     For the same periods, in addition to retaining the underwriting commissions set forth above, the Distributor received brokerage commissions from each Fund as set forth below.


                                    Brokerage Commissions Paid to Distributor
                          ----------------------------------------------------------
                           Fiscal Year Ended   Fiscal Year Ended   Fiscal Year Ended
                          September 30, 1993  September 30, 1994  September 30, 1995
                          ------------------  ------------------  ------------------
Growth Fund                   $    2,042          $     6,36          $        0
Emerging Growth Fund               2,508               1,200              15,314
Growth and Income Fund                 0                   0                   0
Equity Strategy Fund              48,814             118,194             125,638
Balanced Fund                          0                   0                   0
Government Income Fund            58,718              41,650               1,700
Short-Intermediate Bond Fund         N/A                 N/A                   0*

----------------
*  Period from April 10, 1995 (commencement of operations) to
   September 30, 1995.


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT


     Investors Fiduciary Trust Company ("IFTC"), the transfer agent for the Company, maintains certain omnibus shareholder accounts for each of the Funds. Each such omnibus account represents the accounts of a number of individual shareholders of a Fund. The Company has entered into a Shareholder Account Servicing Agreement with the Distributor, pursuant to which the Distributor provides certain transfer agent and dividend disbursing agent services for the underlying individual shareholder accounts. Pursuant to such Agreement, the Distributor has agreed to perform the usual and ordinary services of transfer agent and dividend disbursing agent not performed by IFTC with respect to the underlying individual shareholder accounts, including, without limitation, the following: maintaining all shareholder accounts, preparing shareholder meeting lists, mailing shareholder reports and prospectuses, tracking shareholder accounts for blue sky and Rule l2b-1 purposes, withholding taxes on nonresident alien and foreign corporation accounts, preparing and mailing checks for disbursement of income dividends and capital gains distributions, preparing and filing U.S. Treasury Department Form 1099 for all shareholders, preparing and mailing confirmation forms to shareholders and dealers with respect to all purchases, exchanges and liquidations of series shares and other transactions in shareholder accounts for which confirmations are required, recording reinvestments of dividends and distributions in series shares, recording redemptions of series shares, and preparing and mailing checks for payments upon redemption and for disbursements to withdrawal plan holders. As compensation for such services, the Distributor is paid an annual fee of $6.00 per active shareholder account for each Fund (except $7.50 for Government Income Fund and Short-Intermediate Bond Fund) (defined as an account that has a balance of shares) and $1.60 per closed account for each Fund (defined as an account that does not have a balance of shares but has had activity within the past 12 months). Such fee is payable on a monthly basis at a rate of 1/12 of the annual per-account charge. Such fee covers all services listed above, with the exception of preparing shareholder meeting lists and mailing shareholder reports and prospectuses. These services, along with proxy processing (if applicable) and other special service requests, are billable as performed at a mutually agreed upon fee in addition to the annual fee noted above, provided that such mutually agreed upon fee shall be fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. During the fiscal year ended
September 30, 1995, Growth Fund paid $65,796, Growth and Income Fund paid $31,041, Emerging Growth Fund paid $87,841, Equity Strategy Fund paid
$36,395, Balanced Fund paid $13,436, Government Income Fund paid $47,536, and Short-Intermediate Bond Fund paid $51 to the Distributor under the Agreement.


     PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

     The Adviser is responsible for decisions to buy and sell securities for the Funds, the selection of broker-dealers to effect the transactions and the negotiation of brokerage commissions, if any. In placing orders for securities transactions, the primary criterion for the selection of a broker-dealer is the ability of the broker-dealer, in the opinion of the Adviser, to secure prompt execution of the transactions on favorable terms, including the reasonableness of the commission and considering the state of the market at the time.

     When consistent with these objectives, business may be placed with broker-dealers who furnish investment research or services to the Adviser. Such research or services include advice, both directly and in writing, as to the value of securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows the Adviser to supplement its own investment research activities and enables the Adviser to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Funds. To the extent portfolio transactions are effected with broker-dealers who furnish research services to the Adviser, the Adviser receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Funds from these transactions. The Adviser believes that most research services obtained by it generally benefit several or all of the investment companies and private accounts which it manages, as opposed to solely benefiting one specific managed fund or account. Normally, research services obtained through managed funds or accounts investing in common stocks would primarily benefit the managed funds or accounts which invest in common stock; similarly, services obtained from transactions in fixed-income securities would normally be of greater benefit to the managed funds or accounts which invest in debt securities. The Funds will not purchase at a higher price or sell at a lower price in connection with transactions effected with a director, acting as principal, who furnishes research services to the Adviser than would be the case if no weight were given by the Adviser to the dealer's furnishing of such services.

     The Adviser has not entered into any formal or informal agreements with any broker-dealers, nor does it maintain any "formula" which must be followed in connection with the placement of the Funds' portfolio transactions in exchange for research services provided the Adviser, except as noted below. However, the Adviser does maintain an informal list of broker-dealers, which is used from time to time as a general guide in the placement of the Funds' business, in order to encourage certain broker-dealers to provide the Adviser with research services which the Adviser anticipates will be useful to it. Because the list is merely a general guide, which is to be used only after the primary criterion for the selection of broker-dealers (discussed above) has been met, substantial deviations from the list are permissible and may be expected to occur. The Adviser will authorize the Funds to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion. Generally, the Funds pay higher than the lowest commission rates available.

     Portfolio transactions for the Funds, including transactions in futures contracts and options thereon, may be effected through the Distributor. In determining the commissions to be paid to the Distributor in connection with transactions effected on a securities exchange, it is the policy of the Funds that such commissions will, in the judgment of the Adviser, subject to review by the Board of Directors, be both (a) at least as favorable as those which would be charged by other qualified brokers or futures commission merchants in connection with comparable transactions involving similar securities or similar futures contracts or options on futures contracts being purchased or sold on an exchange during a comparable period of time, and (b) at least as favorable as commissions contemporaneously charged by the Distributor on comparable transactions for its most favored comparable unaffiliated customers. While the Funds do not deem it practicable and in their best interest to solicit competitive bids for commission rates on each transaction, consideration will regularly be given to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers and futures commission merchants.

     The Funds have paid the following brokerage commissions for the periods indicated:


                          Fiscal Year Ended   Fiscal Year Ended   Fiscal Year Ended
                          September 30, 1993  September 30, 1994  September 30, 1995
                          ------------------  ------------------  ------------------
Growth Fund                   $  279,166          $  131,716          $  451,281
Emerging Growth Fund             144,996             158,195             193,809
Growth and Income Fund           130,270              82,472              38,430
Equity Strategy Fund             101,014             305,429             325,156
Balanced Fund                     43,829              34,191              16,115
Government Income Fund           105,453              65,620              12,750
Short-Intermediate Bond Fund         N/A                 N/A                -0-*


------------
*    Period from April 10, 1995 (commencement of operations) to September 30,
1995.


     The following table sets forth additional information with respect to brokerage commissions paid by each Fund during the fiscal year ended September 30, 1995:



                                                                                   % of Fund's aggregate
                                                                                      dollar amount of
                                                                                   transactions involving
                                                                   % of Fund's           payment of
                                             Brokerage          total brokerage       commissions which
                        Total brokerage     commissions paid    commissions paid     was effected through
                       commissions paid      to Distributor      to Distributor         the Distributor
                       ----------------     ----------------    ----------------    ---------------------
Growth Fund               $ 451,281           $     -0-                 -0-                 -0-
Emerging Growth Fund        193,809              15,314                 7.9                 7.6
Growth and Income Fund       38,430                 -0-                 -0-                 -0-
Equity Strategy Fund        325,156             125,638                38.6                45.0
Balanced Fund                16,115                 -0-                 -0-                 -0-
Government Income Fund       15,300               1,700                11.1                11.1
Short-Intermediate
  Bond Fund *                   -0-                 -0-                 -0-                 -0-

---------------
*  Period from April 10, 1995 (commencement of operations) to September 30,
   1995.


     From time to time the Funds may acquire the securities of their regular
brokers or dealers or parent companies of such brokers or dealers.    Growth
Fund did not hold any such securities at fiscal year end and did not purchase any such securities during fiscal 1995. Emerging Growth Fund held $4,393,125 of securities issued by A.G. Edwards at fiscal year end. During the 1995 fiscal year, Emerging Growth Fund purchased securities issued by A.G. Edwards.
Growth and Income Fund held $421,500 of securities issued by Bankers Trust and $1,323,112 issued by J.P.

Morgan at fiscal year end. During the 1995 fiscal year, Growth and Income Fund did not purchase any other such securities. Equity Strategy Fund held $1,065,000 of securities issued A.G. Edwards, $541,625 of securities issued by J. P. Morgan and $961,250 of securities issued by Morgan Stanley. During the 1995 fiscal year, Equity Strategy Fund purchased securities issued by A.G. Edwards, J.P. Morgan and Morgan Stanley. Balanced Fund held $590,064 of securities issued by Lehman Brothers and $990,810 of securities issued by Federal Home Loan Mortgage Corporation. During the 1995 fiscal year, Balanced Fund purchased securities issued by Federal Home Loan Mortgage Corporation. Government Income Fund did not hold any such securities at fiscal year end and did not purchase any such securities during fiscal 1995. Short-Intermediate Bond Fund did not hold any such securities at fiscal year end and did not purchase any such securities during fiscal 1995.

OPTION TRADING LIMITS

     The writing by the Funds of options on securities will be subject to limitations established by each of the registered securities exchanges on which such options are traded. Such limitations govern the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different securities exchanges or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which one Fund may write may be affected by options written by the other Funds and other series of the Company and by other investment advisory clients of the Adviser. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

                      CAPITAL STOCK AND OWNERSHIP OF SHARES

     Each Fund's shares of common stock have a par value of $.01 per share, and have equal rights to share in dividends and assets. The shares possess no preemptive or conversion rights. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and in such event the holders of the remaining shares will be unable to elect any directors.


     As of November 27, 1995, no shareholder was known by the Funds to own beneficially 5% or more of the outstanding shares of any of the Funds, except Bond Fund. The directors and officers of all the Funds (except Bond Fund) as a group owned less than 1% of the outstanding shares of each Fund as of such date. The officers and directors of Bond Fund owned 46.1% of the outstanding shares.



     With respect to Bond Fund, the following shareholders owned more than 5% of the outstanding shares of such Fund as of November 24, 1995: Bruce D. Salvog (an officer of the Fund), 2603 Woodbridge Road, Wayzata, MN 55391 (22.7%), David
M. Steele (an officer of the Fund), 15390 - 18th Avenue North, Apt. 1101, Plymouth, MN 55447, (18.3%), Brian L. Patterson, 5000 Hampton Road, Golden Valley, MN 55422 (12.3%), O. John Vetterli, 1865 Millcreek Way, Salt Lake
City, UT 84106

(7.1%), Robert F. Laplant and Lois M. Laplant, 71 Arbor Vitae Place, Verona, WI 53593 (5.1%) and Elaine L. Steele, 15390 - 18th Avenue North, Apt. 1101, Plymouth, MN 55447 (5.1%).


                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

     The method for determining the public offering price of Fund shares is summarized in the Prospectus in the text following the headings "How to Purchase Shares--Public Offering Price" and "Valuation of Shares." The net asset value of each Fund's shares is determined on each day on which the New York Stock Exchange is open, provided that the net asset value need not be determined on days when no Fund shares are tendered for redemption and no order for Fund shares is received. The New York Stock Exchange is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Presidents' Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving and Christmas.


     The portfolio securities in which each Fund invests fluctuate in value, and hence the net asset value per share of each Fund also fluctuates. On
September 30, 1995, the net asset value per share for each Fund other than Short-Intermediate Bond Fund was calculated as follows:



                                   Growth Fund
                                   -----------

Net Assets ($172,485,282)             = Net Asset Value Per Share
------------------------------------
Shares Outstanding (8,454,317)               ($20.40)

                              Emerging Growth Fund
                              --------------------

Net Assets ($252,632,020)              = Net Asset Value Per Share
-------------------------------------
Shares Outstanding (9,738,623)               ($25.94)

                             Growth and Income Fund
                             -----------------------

Net Assets ($73,430,985)              = Net Asset Value Per Share
------------------------------------
Shares Outstanding (5,678,187)               ($12.93)

                              Equity Strategy Fund
                              ---------------------

Net Assets ($48,421,278)              = Net Asset Value Per Share
------------------------------------
Shares Outstanding (2,487,738)               ($19.46)

                                  Balanced Fund
                                  -------------

Net Assets ($43,991,628)              = Net Asset Value Per Share
------------------------------------
Shares Outstanding (3,202,512)               ($13.74)

                             Government Income Fund
                             ----------------------

Net Assets ($105,864,126)              = Net Asset Value Per Share
-------------------------------------
Shares Outstanding (11,775,112)              ($8.99)

                          Short-Intermediate Bond Fund
                          ----------------------------

Net Assets ($144,110)              = Net Asset Value Per Share
---------------------------------
Shares Outstanding (14,283)             ($10.09)


     For each Fund a sales charge of 4.17% of the net asset value (in the case of sales of less than $100,000) will be added to the net asset value per share to determine the public offering price per share.

                         CALCULATION OF PERFORMANCE DATA

     Advertisements and other sales literature for the Funds may refer to "average annual total return" and "cumulative total return." Average annual total return figures are computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                        n
                                  P(1+T)  = ERV

     Where:    P =    a hypothetical initial payment of $1,000;
               T =    average annual total return;
               n =    number of years; and
               ERV =  ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period.

This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.


     The following table sets forth the average annual total returns for each Fund (except Bond Fund) for one year, five years and since inception for the period ending September 30, 1995:

                                      Average Annual Total Returns
                                      ----------------------------
                                    1 Year    5 Years   Since Inception
                                    ------    -------   ---------------
Government Income Fund              10.27%     7.65%     6.88%*
Balanced Fund                       16.91%    13.25%     8.19%*
Growth and Income Fund              23.66%     N/A       9.59%**
Growth Fund                         15.78%    14.95%    11.27%*
Emerging Growth Fund                29.30%    23.91%    18.46%***
Equity Strategy Fund                 9.32%    15.71%     8.71%*


------------
*    Inception date:  3/16/87
**   Inception date:  7/27/92
***  Inception date:  4/23/90


     The Adviser has waived or paid certain expenses of some of the Funds, thereby increasing total return and yield. These expenses may or may not waived or paid in the future in the Adviser's discretion. Absent any voluntary expense payments or waivers, the average annual total returns for one year, five years and since inception for the period ending September 30, 1995 would have been:

                                      Average Annual Total Returns
                                      ----------------------------
                                      (absent voluntary expense waivers)
                                    1 Year     5 Years    Since Inception
                                    ------     -------    ---------------
Balanced Fund                       16.74%      13.05%         7.88%*
Growth and Income Fund              23.56%         N/A         9.46%**
Equity Strategy Fund                 9.32%      15.37%         8.37%*


-------------
*    Inception date:  3/16/87
**   Inception date:  7/27/92

     Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                       ERV-P
                                CTR = (-----) 100
                                         P

Where:    CTR =     Cumulative total return;
          ERV =     ending redeemable value at the end of the period of a
                    hypothetical $1,000 payment made at the beginning of such
                    period; and
          P   =     initial payment of $1,000.

This calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.


     The following table sets forth the cumulative total returns for the Funds from inception to September 30, 1995:

                                                      Cumulative Total Returns
                                     Cumulative           (absent voluntary
                                   Total Returns           expense waivers)
                                   -------------      ------------------------
     Government Income Fund*           76.60%                 76.60% +
     Balanced Fund*                    95.98%                   95.67%
     Growth and Income Fund**          33.79%                   33.66%
     Growth Fund*                     149.10%                 149.10%+
     Emerging Growth Fund***          151.38%                 151.38%+
     Equity Strategy Fund*            104.15%                  103.81%
     Short-Intermediate Bond Fund       2.17%                 (24.56)%


*    Inception date:  3/16/87
**   Inception date:  7/27/92
***  Inception date:  4/23/90
**** Inception date:  4/10/95
+ There were no voluntary expense waivers or payments by the Adviser during this period.


     Balanced Fund, Government Income Fund, Short-Intermediate Bond Fund and Growth and Income Fund may issue yield quotations. Yield is computed by dividing the net investment income per share (as defined under Securities and Exchange Commission rules and regulations) earned during the computation period by the maximum offering price per share on the last day of the period, according to the following formula:

                                       a-b     6
                            YIELD = 2[(--- + 1)  - 1]
                                       cd

     Where:    a =  dividends and interest earned during the period;
               b =  expenses accrued for the period (net of reimbursements);
               c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and
               d = the maximum offering price per share on the last day of the period.


     For the 30-day period ended September 30, 1995, Balanced Fund, Government Income Fund, Growth and Income Fund and Short-Intermediate Bond Fund had yields of 1.33%, 5.99%, 0.38% and 5.94%, respectively.



     In addition to advertising total return and yield, comparative performance information may be used from time to time in advertising the Funds' shares, including data from Lipper Analytical Services, Inc. ("Lipper"), Morningstar, other industry publications and other entities or organizations which track the performance of investment companies.  Performance in function for the
Funds may also be compared to various unmanaged indices, such as the Lehman Brothers Government Mortgage-Backed Securities Index, the Merrill Lynch 1-5 Year Government Corporate Index, the S&P 500 Index, Nasdaq Composite Index, Wilshire 5000 Index, Russell 2000 Index and Value Line Index. Unmanaged indices do not reflect deductions for administrative and management costs and
expenses.   The performance of Growth Fund, Emerging Growth Fund, Growth and
Income Fund, Equity Strategy Fund and Balanced Fund may be compared, respectively to the performance of Growth Funds, Small Company Growth Funds, Growth and Income Funds, Capital Appreciation Funds and Balanced Funds as reported by Lipper. The performance of Bond Fund may be compared to the performance of Short U.S. Government Funds and Short Investment Grade Debt Funds, as reported by Lipper, and to the Lehman Brothers Mutual Fund 1-5 Year Government/Corporate Index and the Merrill Lynch 1-5 Year
Government/Corporate Index. The performance of Government Fund may be compared to the performance of U.S. Government Funds, as reported by Lipper and the Lehman Brothers Government Mortgage-Backed Securities Index.


                               PURCHASE OF SHARES

     An investor may qualify for a reduced sales charge immediately by signing a nonbinding Letter of Intent stating the investor's intention to invest within a 13-month period, beginning not earlier than 90 days prior to the date of execution of the Letter, a specified amount which, if made at one time, would qualify for a reduced sales charge. Reinvested dividends will be treated as purchases of additional shares. Any redemptions made during the term of the Letter of Intent will be subtracted from the amount of purchases in determining whether the Letter of Intent has been completed. During the term of a Letter of Intent, IFTC will hold shares representing 5% of the amount that the investor intends to invest during the 13-month period in escrow for payment of a higher sales charge if the full amount indicated in the Letter of Intent is not purchased. Dividends on the escrowed shares will be paid to the shareholder. The escrowed shares will be released when the full amount indicated has been purchased. If the full indicated amount is not purchased within the 13-month period, the investor will be required to pay, either in cash or by liquidating escrowed shares, an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge the investor would have paid on his or her aggregate purchases if the total of such purchases had been made at a single time.

                              REDEMPTION OF SHARES

GENERAL

     Redemption of shares, or payment, may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said Exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Funds of securities owned by them is not reasonably practicable, or it is not reasonably practicable for the Funds fairly to determine the value of their net assets, or (d) during any other period when the Securities and Exchange Commission, by order, so permits, provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.

     Shareholders who purchased shares through a broker-dealer other than the Distributor may also redeem such shares by written request to IFTC at the address set forth in the Prospectus. To be considered in proper form, written requests for redemption should indicate the dollar amount or number of shares to be redeemed, refer to the shareholder's Fund account number, and give either a social security or tax identification number. The request should be signed in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign. If shares to be redeemed have a value of $10,000 or more or redemption proceeds are to be paid to someone other than the shareholder at the shareholder's address of record, the signature(s) must be guaranteed by an "eligible guarantor institution," which includes a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic stock exchange, a savings association or a credit union that is authorized by its charter to provide a signature guarantee. IFTC may reject redemption instructions if the guarantor is neither a member of nor a participant in a signature guarantee program. Signature guarantees by notaries public are not acceptable. The purpose of a signature guarantee is to protect shareholders against the possibility of fraud. Further documentation will be requested from corporations, administrators, executors, personal representatives, trustees and custodians. Redemption requests given by facsimile will not be accepted. Unless other instructions are given in proper form, a check for the proceeds of the redemption will be sent to the shareholder's address of record.

REINSTATEMENT PRIVILEGE

     A shareholder who has redeemed shares of a Fund may reinvest all or part of the redemption proceeds in shares of any Fund within 30 days without payment of an additional sales charge. The Distributor will refund to any shareholder a pro rata amount of any contingent deferred sales charge paid by such shareholder in connection with a redemption of Fund shares if and to the extent that the redemption proceeds are reinvested within 30 days of such redemption in any mutual fund managed by the Adviser. Such refund will be based upon the ratio of the net asset value of shares purchased in the reinvestment to the net asset value of shares redeemed. Reinvestments will be allowed at net asset value without the payment of a front-end sales charge, irrespective of the amounts of the reinvestment, but shall be subject to the same pro rata contingent deferred sales charge that was applicable to the earlier investment; however, the period during which the contingent deferred sales charge shall apply on the newly issued shares shall be the period applicable to the redeemed shares extended by the number of days between the redemption and the reinvestment dates (inclusive).

SYSTEMATIC WITHDRAWAL PLAN

     To establish a Systematic Withdrawal Plan for any Fund and receive regular periodic payments, an account must have a value of $5,000 or more. A request to establish a Systematic Withdrawal Plan must be submitted in writing to an investor's Piper Jaffray Investment Executive or other broker-dealer. There are no service charges for maintenance; the minimum amount that may be withdrawn each period is $100. (This is merely the minimum amount allowed and should not be interpreted as a recommended amount.) The holder of a Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional shares at net asset value. To provide funds for payment, the appropriate Fund will redeem as many full and fractional shares as necessary at the redemption price, which is net asset value. Redemption of shares may reduce or possibly exhaust the shares in your account, particularly in the event of a market decline. As with other redemptions, a redemption to make a withdrawal payment is a sale for federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of such payments may be a return of capital.

     The maintenance of a Systematic Withdrawal Plan for a Fund concurrent with purchases of additional shares of that Fund would be disadvantageous because of the sales commission involved in the additional purchases. A confirmation of each transaction showing the sources of the payment and the share and cash balance remaining in the account will be sent. The plan may be terminated on written notice by the shareholder or the appropriate Fund, and it will terminate automatically if all shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. The amount and schedule of withdrawal payments may be changed or suspended by giving written notice to your Piper Jaffray Investment Executive or other broker-dealer at least seven business days prior to the end of the month preceding a scheduled payment.

                                    TAXATION

     Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company a Fund must, among other things, receive at least 90% of its gross income each year from dividends, interest, gains from the sale or other disposition of securities and certain other types of income, including income from options and futures contracts.

     The Code also forbids a regulated investment company from earning 30% or more of its gross income from the sale or other disposition of securities held less than three months. This restriction may limit the extent to which a Fund may purchase futures contracts and options. To the extent the Funds engage in short-term trading and enter into futures and options transactions, the likelihood of violating this 30% requirement is increased.

     The Code requires a regulated investment company to diversify its holdings. The Internal Revenue Service has not made its position clear regarding the treatment of futures contracts and options for purposes of the diversification test, and the extent to which a Fund can buy or sell futures contracts and options may be limited by this requirement.

     If for any taxable year one of the Funds does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the Fund's shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits.

     Each Fund will be subject to a nondeductible excise tax equal to 4% of the excess, if any, of the amount required to be distributed pursuant to the Code for each calendar year over the amount actually distributed. No amount of such excess, however, will be subject to the excise tax to the extent it is subject to the corporate-level income tax. In order to avoid the imposition of this excise tax, each Fund generally must declare dividends by the end of a calendar year representing 98% of the Fund's ordinary income for the calendar year and 98% of its capital gain net income (both long-term and short-term capital gains) for the 12-month period ending October 31 of the calendar year.

     Gain or loss on futures contracts and options is taken into account when realized by entering into a closing transaction or by exercise. In addition, with respect to many types of futures contracts and options held at the end of a Fund's taxable year, unrealized gain or loss on such contracts is taken into account at the then current fair market value thereof under a special "marked-to-market, 60/40 system," and such gain or loss is recognized for tax purposes. The gain or loss from such futures contracts and options (including premiums on certain options that expire unexercised) is treated as 60% long-term and 40% short-term capital gain or loss, regardless of their holding period.
The amount of any capital gain or loss actually realized by a Fund in a subsequent sale or other disposition of such futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale under the "marked-to-market, 60/40 system." Notwithstanding the rules described above, with respect to certain futures contracts, a Fund may make an election that will have the effect of exempting all or a part of those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of the Fund's taxable year. All or part of any loss realized by the Fund on any closing of a futures contract may be deferred until all of the Fund's offsetting positions with respect to the futures contract are closed.

     Ordinarily, distributions and redemption proceeds earned by a Fund shareholder are not subject to withholding of federal income tax. However, 31% of a Fund shareholder's distributions and redemption proceeds must be withheld if a Fund shareholder fails to supply the Fund or its agent with such shareholder's taxpayer identification number or if a Fund shareholder who is otherwise exempt from withholding fails to properly document such shareholder's status as an exempt recipient.

     Any loss on the sale or exchange of shares of a Fund generally will be disallowed to the extent that a shareholder acquires or contracts to acquire shares of the same Fund within 30 days before or after such sale or exchange. In addition, if a shareholder disposes of shares within 90 days of acquiring such shares and purchases other shares of the Company or of another mutual fund managed by the Adviser at a reduced sales charge, the shareholder's tax basis for determining gain or loss on the shares which are disposed of is reduced by the lesser of the amount of the sales charge that was paid when the shares disposed of were acquired or the amount by which the sales charge for the new shares is reduced. If a shareholder's tax basis is so reduced, the amount of the reduction is treated as part of the tax basis of the new shares.

     Additionally, distributions may be subject to state and local income taxes, and the treatment thereof may differ from the federal income tax consequences discussed above.

                              FINANCIAL STATEMENTS


     The audited financial statements and supplementary schedules for the Funds as of September 30, 1995, have been incorporated by reference into this Statement of Additional Information from the Funds' annual report to shareholders in reliance on the report of KPMG Peat Marwick LLP, 4200 Norwest Center, Minneapolis, Minnesota 55402, independent auditors of the Funds, given on the authority of such firm as experts in accounting and auditing.


                               GENERAL INFORMATION

     The Board of Directors may, without shareholder approval, create and issue one or more additional classes of shares within each Fund, as well as within any series of the Company created in the future. All classes of shares in a Fund would be identical except that each class of shares would be available through a different distribution channel and certain classes might incur different expenses for the provision of distribution services or the provision of shareholder services or administration assistance by institutions. Shares of each class would share equally in the gross income of a series, but any variation in expenses would be charged separately against the income of the particular class incurring such expenses. This would result in variations in net investment income accrued and dividends paid by and in the net asset value of the different classes of a series. This ability to create multiple classes of shares within each series of the Company will allow the Company in the future the flexibility to better tailor its methods of marketing, administering and distributing shares of the Funds to the needs of particular investors and to allocate expenses related to such marketing, administration and distribution methods to the particular classes of shareholders of the Fund incurring such expenses.

     On an issue affecting only a particular series, the shares of the affected series vote separately. An example of such an issue would be a fundamental investment restriction pertaining to only one series. In voting on the Investment Advisory and Management Agreement (the "Agreement"), approval of the Agreement by the shareholders of a particular series would make the Agreement effective as to that series whether or not it had been approved by the shareholders of the other series.

     The assets received by the Company for the issue or sale of shares of each series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to such series, and constitute the underlying assets of such series. The underlying assets of each series are required to be segregated on the books of account, and are to be charged with the expenses in respect to such series and with a share of the general expenses of the Company. Any general expenses of the Company not readily identifiable as belonging to a particular series shall be allocated among the series based upon the relative net assets of the series at the time such expenses were accrued.

     Minnesota has enacted legislation which authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care" (the duty to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (a) for any breach of the director's duty of "loyalty" to the corporation or its shareholders (the duty to act in good faith and in a manner reasonably believed to be in the best interest of the corporation), (b) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law,
(c) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (d) for any transaction from which the director derived an improper personal benefit. Minnesota law does not permit elimination or limitation of a director's liability under the 1933 Act or the Securities Exchange Act of 1934, and the 1940 Act prohibits elimination or limitation of a director's liability for acts involving willful malfeasance, bad faith, gross negligence or reckless disregard of the duties of a director. The Articles of Incorporation of Piper Global limit the liability of directors to the fullest extent permitted by Minnesota law and the 1940 Act.


                               PENDING LITIGATION


     Complaints have been brought in federal and state court relating to one open-end and twelve closed-end investment companies managed by the Adviser and to two open-end funds for which the Adviser has acted as sub-adviser. An Amended Consolidated Class Action Complaint was filed on October 5, 1994 in the United States District Court, District of Minnesota, against the Institutional Government Income Portfolio (a series of the Company), the Adviser, the Distributor, William H. Ellis and Edward J. Kohler alleging certain violations of federal and state securities laws, including the making of materially misleading statements in the prospectus, common law negligent misrepresentation and breach of fiduciary duty. This is a consolidated putative class action in which claims brought by 11 persons or entities have been consolidated under the title IN RE: PIPER FUNDS INC. INSTITUTIONAL GOVERNMENT INCOME PORTFOLIO LITIGATION. The named plaintiffs in the complaint purport to represent a class of individuals and groups who purchased shares of Institutional Government Income Portfolio during the putative class period of July 1, 1991 through May 9, 1994. The named plaintiffs and defendants have entered into a settlement agreement which has received preliminary approval from the Court. The terms of the settlement are set forth in a Settlement Agreement dated July 20, 1995 (as modified by an Addendum filed on July 28, 1995). The Settlement Agreement contained a provision which would have permitted the defendants to cancel the Agreement if shareholders who had incurred a cumulative "Loss" (as defined under the Agreement) of more than 10% of the Loss sustained by the entire class had opted out. The deadline for requesting exclusion from the class has passed, and
the Loss sustained by persons requesting exclusion is less than 10%.   If
granted final approval by the Court, the Settlement Agreement would provide up to approximately $70 million, together with interest earned, less certain disbursements and attorneys fees as approved by the Court, to class members in payments scheduled over approximately three years. Such payments would be made by Piper Jaffray Companies Inc. and the Adviser and would not be an obligation of the Institutional Government Income Portfolio or the Company.



     Six additional complaints, which are based on claims similar to those asserted in the first complaint, have been brought relating to the Institutional Government Income Portfolio series of the Company. The first of such complaints was filed in the same court against the same parties on October 21, 1994, by Eltrax Systems, Inc. A second additional complaint was filed against the Company, the Adviser, the Distributor and Piper Jaffray Companies Inc. on September 30, 1994 in the United States District Court, District of Colorado. Plaintiffs in the complaint are Gary Pashel and Gregg S. Hayutin, Trustees of the Mae Pashel Trust; Mae Pashel, individually; Gary Pashel and Michael H. Feinstein, Trustees of the Robert Hayutin Insurance Trust; and Dennis E. Hayutin, Gregg S. Hayutin and Gary Pashel, Trustees of the Marie Ellen Hayutin Trust. The third additional complaint, a putative class action, was filed on November 1, 1994 in the United States District Court, District of Idaho by the Idaho Association of Realtors, Inc., a non-profit Idaho corporation. The complaint was filed against the Institutional Government Income Portfolio series of the Company, the Adviser, the Distributor, Piper Jaffray Companies Inc., William H. Ellis and Edward J. Kohler. The fourth complaint, also a putative class action, was filed in the United States District Court for the District of Minnesota, Third Division, on January 25, 1995. The Complaint was brought by Louise S. Maher and John A. Raetz against the Company, the Institutional Government Income Portfolio series of the Company, the Adviser, the Distributor, Piper Jaffray Companies Inc., William H. Ellis and Edward J. Kohler. The fifth complaint was brought on April 11, 1995, and in the future may be filed in the Minnesota State District Court, Hennepin County. The plaintiff, Frank R. Berman, Trustee of Frank R. Berman Professional CP Pension Plan Trust, sued individually and not on behalf of any putative class. Defendants are the Distributor, the Company, Morton Silverman and Worth Bruntjen. A sixth complaint relating to the Institutional Government Income Portfolio series of the Company was filed on June 22, 1995 in the Montana Thirteenth Judicial District Court, Yellowstone County by Beverly Muth against the Distributor and Teresa L. Darnielle. In addition to the above complaints, a number of actions have been commenced in arbitration by individual investors in the Institutional Government Income Portfolio. The complaints discussed in this paragraph generally have been consolidated with the IN RE: PIPER FUNDS INC. action for pretrial purposes and the arbitrations and litigation have been stayed pending entry of an order by the Court permitting those class members who have requested exclusion to proceed with their actions.



     A complaint was filed by Herman D. Gordon on October 20, 1994, in the United States District Court, District of Minnesota, against American Adjustable Rate Term Trust Inc.--1998, American Adjustable Rate Term Trust Inc.--1999, the Adviser, the Distributor, Piper Jaffray Companies Inc., Benjamin Rinkey, Jeffrey

Griffin, Charles N. Hayssen and Edward J. Kohler. A second complaint was filed by Frank Donio, I.R.A. and other plaintiffs on April 14, 1995, in the United States District Court, District of Minnesota, against American Adjustable Rate Term Trust Inc.--1996, American Adjustable Rate Term Trust Inc.--1997, American Adjustable Rate Term Trust Inc.--1998, American Adjustable Rate Term Trust Inc.- -1999, the Adviser, the Distributor, Piper Jaffray Companies Inc. and certain associated individuals. Plaintiffs in both actions filed a Consolidated Amended Class Action Complaint on May 23, 1995 and by Order dated June 8, 1995, the Court consolidated the two putative class actions. The consolidated amended complaint, which purports to be a class action, alleges certain violations of federal and state securities laws, breach of fiduciary duty and negligent misrepresentation.



     A complaint was filed by Carson H. Bradley on February 3, 1995 in the Sixth Judicial District of the State of Idaho against American Government Income Fund Inc., American Government Income Portfolio Inc., the Adviser, the Distributor and Worth Bruntjen. The complaint alleges negligent misrepresentation, breach of fiduciary duty and breach of contract. The action has been removed to Federal District Court for the District of Idaho.



     A complaint was filed by Gary E. Nelson on June 28, 1995 in the United States District Court for the Western District of Washington at Seattle against American Strategic Income Portfolio Inc. - II, the Adviser, the Distributor, Piper Jaffray Companies Inc., Worth Bruntjen, Charles N. Hayssen, Michael Jansen, William H. Ellis and Edward J. Kohler. A second complaint was filed by the same individual in the same court on July 12, 1995 against American Opportunity Income Fund Inc., the Adviser, the Distributor, Piper Jaffray Companies Inc., Worth Bruntjen, Charles N. Hayssen, Michael Jansen, William H. Ellis and Edward J. Kohler. On September 7, 1995, Christian Fellowship Foundation Peace United Church of Christ, Gary E. Nelson and Lloyd Schmidt filed an amended complaint purporting to be a class action in the United States District Court for the District of Washington. The complaint was filed against American Government Income Portfolio, Inc., American Government Income Fund Inc., American Government Term Trust, Inc., American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. -- II, American Strategic Income Portfolio Inc. -- III, American Opportunity Income Fund Inc., American Select Portfolio Inc., Piper Jaffray Companies Inc., Piper Jaffray Inc., the Adviser and certain associated individuals. By Order filed October 5, 1995, the complaints were consolidated. The amended complaint alleges generally that the prospectus and financial statements of each investment company were false and misleading. Specific violations of various federal securities laws are alleged with respect to each investment company. The complaint also alleges that the defendants violated the Racketeer Influenced and Corrupt Organizations Act, the Washington State Securities Act and the Washington Consumer Protection Act.



     Complaints have also been filed relating to two open-end funds for which the Adviser has acted as sub-adviser, Managers Intermediate Mortgage Fund and Managers Short Government Fund. A complaint was filed on September 26, 1994 in the United States District Court, District of Connecticut, by Florence R. Hosea, Bobby W. Hosea, Getrud B. Dale and Peter M. Dale, Andrew Poffel and Diane Poffel as tenants by the Entireties, Myrone Sarone, Donna M. DiPalo, Bernard B. Geltner and Gail Geltner and Paul Delman. The complaint was filed against The Managers Funds, the Managers Funds, L.P., Robert P. Watson, the Adviser, the Distributor, an individual associated with the Adviser, Evaluation Associates, Inc. and Managers Intermediate Mortgage Fund. The complaint, which is a putative class action, alleges certain violations of federal securities laws, including the making of false and misleading statements in the prospectus, and alleges negligent misrepresentation, breach of fiduciary duty and common law fraud. A similar complaint was filed as a putative class action in the same court on November 4, 1994. The complaint was filed by Karen E. Kopelman against The Managers Fund, The Managers Funds, L.P., Robert P. Watson, the Adviser, the Distributor, Worth Bruntjen, Evaluation Associates, Inc. and Managers Intermediate Mortgage Fund. The two putative class actions were consolidated by court order on December 13, 1994. Plaintiffs filed an Amended and Restated Complaint on July 19, 1995. A complaint relating to the Managers Short Government Fund was filed on November 18, 1994 in the United States District Court, District of Minnesota. The complaint was filed by Robert Fleck as a putative class action against The Managers Funds, The Managers Funds, L.P., the Adviser, the Distributor, Worth Bruntjen, Evaluation Associates, Inc., Robert P. Watson, John E. Rosati, William M. Graulty, Madeline H. McWhinney, Steven J. Pasggioli, Thomas R. Schneeweis and Managers Short Government Fund, F/K/A/ Managers Short Government Income Fund. The complaint alleges certain violations of federal securities laws, including the making of false and misleading statements in the prospectus, and negligent misrepresentation.



     The Adviser and Distributor do not believe that the settlement reached in connection with the first lawsuit described above, or any other of the above lawsuits, will have a material adverse effect upon their ability to perform under their agreements with the Funds, and they intend to defend the remaining lawsuits vigorously.

                                   APPENDIX A
                       CORPORATE BOND, PREFERRED STOCK AND
                            COMMERCIAL PAPER RATINGS

COMMERCIAL PAPER RATINGS

     STANDARD & POOR'S RATINGS SERVICES. Commercial paper ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the A rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with designation 1, 2 and 3 to indicate the relative degree of safety. The "A-1" designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus sign designation.

     MOODY'S INVESTORS SERVICE, INC. Moody's commercial paper ratings are opinions of the ability of the issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

     Prime-1 Superior capacity for repayment of short-term promissory obligations

     Prime-2 Strong capacity for repayment of short-term promissory obligations

     Prime-3 Acceptable capacity for repayment of short-term promissory obligations

CORPORATE BOND RATINGS

     STANDARD & POOR'S RATINGS SERVICES.   Standard & Poor's ratings for
corporate bonds have the following definitions:

     Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

     Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     MOODY'S INVESTORS SERVICE, INC. Moody's ratings for corporate bonds include the following:

     Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

     Bonds which are rated "A" possess many favorable attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

PREFERRED STOCK RATING

     STANDARD & POOR'S RATINGS SERVICES. Standard & Poor's ratings for preferred stock have the following definitions:

     An issue rated "AAA" has the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

     An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

     MOODY'S INVESTORS SERVICE, INC. Moody's ratings for preferred stock include the following:

     An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     An issue which is rated "aa" is considered a high grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     An issue which is rate "a" is considered to be an upper medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     An issue which is rated "baa" is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

                                   APPENDIX B
              INTEREST RATE FUTURES CONTRACTS AND RELATED OPTIONS

INTEREST RATE FUTURES CONTRACTS

     Government Income Fund, Balanced Fund and Growth and Income Fund may purchase and sell interest rate futures contracts and options thereon. An interest rate futures contract creates an obligation on the part of the seller (the "short") to deliver, and an offsetting obligation on the part of the purchaser (the "long") to accept delivery of, the type of financial instrument called for in the contract in a specified delivery month for a stated price. A majority of transactions in interest rate futures contracts, however, do not result in the actual delivery of the underlying instrument, but are settled through liquidation, i.e., by entering into an offsetting transaction. The interest rate futures contracts to be traded by the Funds are traded only on commodity exchanges--known as "contract markets"--approved for such trading by the Commodity Futures Trading Commission and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market. These contract markets, through their clearing corporations, guarantee that the contracts will be performed. Presently, futures contracts are based upon such debt securities as long-term U.S. Treasury bonds, Treasury notes, Government National Mortgage Association modified pass-through mortgage-backed securities, three-month U.S. Treasury bills and bank certificates of deposit.
In addition, futures contracts are traded in the Moody's Investment Grade Corporate Bond Index and the Long Term Corporate Bond Index.

     Although most futures contracts by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.
Closing out a short position is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery month. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the trader realizes a loss. Similarly, the closing out of a long position is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain and, if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

     The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the Adviser and the relevant contract market, which varies but is generally about 5% of the contract amount, must be deposited with the custodian in the name of the broker. This amount is known as "initial margin," and represents a "good faith" deposit assuring the performance of both the purchaser and the seller under the futures contract. Subsequent payments to and from the broker, known as "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates, making the long or short positions in the futures contract more or less valuable, a process known as "marking to the market." Prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

     The purpose of the acquisition or sale of a futures contract by a Fund, as the holder of long-term fixed-income securities, is to hedge against fluctuations in rates on such securities without actually buying or selling long-term fixed-income securities. For example, if a Fund owns long-term bonds and interest rates are expected to increase, the Fund might sell futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. If interest rates increase as anticipated by the Adviser, the value of certain long-term securities in the portfolio would decline, but the value of the Fund's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Of course, since the value of the securities in the Fund's portfolio will far exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate--but not totally offset--the decline in the value of the portfolio.

     Similarly, when it is expected that interest rates may decline, futures contracts could be purchased to hedge against a Fund's anticipated purchases of long-term fixed-income securities, such as bonds, at higher prices. Since the rate of fluctuation in the value of futures contracts should be similar to that of long-term bonds, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund's cash could then be used to buy long-term bonds on the cash market. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase or by buying bonds with long maturities and selling bonds with short maturities when interest rates are expected to decline. However, in circumstances when the market for bonds may not be as liquid as that for futures contracts, the ability to invest in such contracts could enable the Fund to react more quickly to anticipated changes in market conditions or interest rates.

OPTIONS ON INTEREST RATE FUTURES CONTRACTS

     The Funds may purchase and sell put and call options on interest rate futures contracts which are traded on a United States exchange or board of trade as a hedge against changes in interest rates, and will enter into closing transactions with respect to such options to terminate existing positions. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific financial instrument (debt security) at a specified price, date, time and place. An option on an interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in an interest rate futures contract at a specified exercise price at any time prior to the expiration date of the option. Options on interest rate futures contracts are similar to options on securities, which give the purchaser the right, in return for the premium paid, to purchase or sell securities. A call option gives the purchaser of such option the right to buy, and obliges its writer to sell, a specified underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. A purchaser of a put option has the right to sell, and the writer has the obligation to buy, such contract at the exercise price during the option period. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's future margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the interest rate futures contract on the expiration date. A Fund will pay a premium for purchasing options on interest rate futures contracts. Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund. In connection with the writing of options on interest rate futures contracts, a Fund will make initial margin deposits and make or receive maintenance margin payments that reflect changes in the market value of such options. Premiums received from the writing of an option are included in initial margin deposits.

     PURCHASE OF PUT OPTIONS ON FUTURES CONTRACTS. A Fund will purchase put options on interest rate futures contracts if the Adviser anticipates a rise in interest rates. Because the value of an interest rate futures contract moves inversely in relation to changes in interest rates, a put option on such a contract becomes more valuable as interest rates rise. By purchasing put options on interest rate futures contracts at a time when the Adviser expects interest rates to rise, a Fund will seek to realize a profit to offset the loss in value of its portfolio securities.

     PURCHASE OF CALL OPTIONS ON FUTURES CONTRACTS. A Fund will purchase call options on interest rate futures contracts if the Adviser anticipates a decline in interest rates. The purchase of a call option on an interest rate futures contract represents a means of obtaining temporary exposure to market appreciation at limited risk. Because the value of an interest rate futures contract moves inversely in relation to changes to interest rates, a call option on such a contract becomes more valuable as interest rates decline. A Fund will purchase a call option on an interest rate futures contract to hedge against a decline in interest rates in a market advance when the Fund is holding cash. The Fund can take advantage of the anticipated rise in the value of long-term securities without actually buying them until the market is stabilized. At that time, the options can be liquidated and the Fund's cash can be used to buy long-term securities.

     WRITING CALL OPTIONS ON FUTURES CONTRACTS. A Fund will write call options on interest rate futures contracts if the Adviser anticipates a rise in interest rates. As interest rates rise, a call option on such a contract becomes less valuable. If the futures contract price at expiration of the option is below the exercise price, the option will not be exercised and the Fund will retain the full amount of the option premium. Such amount provides a partial hedge against any decline that may have occurred in the Fund's portfolio securities.

     WRITING PUT OPTIONS ON FUTURES CONTRACTS. A Fund will write put options on interest rate futures contracts if the Adviser anticipates a decline in interest rates. As interest rates decline, a put option on an interest rate futures contract becomes less valuable. If the futures contract price at expiration of the option has risen due to declining interest rates and is above the exercise price, the option will not be exercised and the Fund will retain the full amount of the option premium. Such amount can then be used by the Fund to buy long-term securities when the market has stabilized.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     HEDGING RISKS IN FUTURES CONTRACTS TRANSACTIONS. There are several risks in using futures contracts as hedging devices. One risk arises because the prices of futures contracts may not correlate perfectly with movements in the underlying fixed-income security due to certain market distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than making additional variation margin payments, investors may close the contracts through offsetting transactions which could distort the normal relationship between the security and the futures market. Second, the margin requirements in the futures market are lower than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Because of possible price distortion in the futures market and because of imperfect correlation between movements in securities and movements in the prices of futures contracts, even a correct forecast of general market trends may not result in a successful hedging transaction over a very short period. Another risk arises because of imperfect correlation between movements in the value of the futures contracts and movements in the value of securities subject to the hedge.

     Successful use of futures contracts by a Fund is subject to the ability of the Adviser to predict correctly movements in the direction of interest rates. If a Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of fixed-income securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its security which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the decline in interest rates. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

     LIQUIDITY OF FUTURES CONTRACTS. A Fund may elect to close some or all of its contracts prior to expiration. The purpose of making such a move would be to reduce or eliminate the hedge position held by the Fund. A Fund may close its positions by taking opposite positions. Final determinations of variation margin are then made, additional cash as required is paid by or to the Fund, and the Fund realizes a loss or a gain.

     Positions in futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts. Although the Funds intend to enter into futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract at any particular time.

     In addition, most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

     RISKS OF OPTIONS ON FUTURES CONTRACTS. The use of options on futures contracts also involves additional risk. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transactions costs). The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's portfolio assets. By writing a call option, a Fund becomes obligated to sell a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, but the Fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures contracts may exceed the amount of the premium received.

     The effective use of options strategies is dependent, among other things, on a Fund's ability to terminate options positions at a time when the Adviser deems it desirable to do so. Although the Funds will enter into option positions only if the Adviser believes that a liquid secondary market exists for such options, there is no assurance that the Funds will be able to effect closing transactions at any particular time or at an acceptable price. The Funds' transactions involving options on futures contracts will be conducted only on recognized exchanges. Each Fund's purchase or sale of put or call options on futures contracts will be based upon predictions as to anticipated interest rates by the Adviser, which could prove to be inaccurate. Even if the expectations of the Adviser are correct, there may be an imperfect correlation between the change in the value of the options and of the Fund's portfolio securities.

REGULATORY MATTERS

     To the extent required to comply with applicable Securities and Exchange Commission releases and staff positions, when entering into futures contracts, the Fund will maintain, in a segregated account, cash or liquid high-grade debt securities equal to the value of such contracts.

     The Commodity Futures Trading Commission (the "CFTC"), a federal agency, regulates trading activity on the exchanges pursuant to the Commodity Exchange Act, as amended. The CFTC requires the registration of "commodity pool operators," defined as any person engaged in a business which is of the nature of an Company, syndicate or a similar form of enterprise, and who, in connection therewith, solicits, accepts or receives from others, funds, securities or property for the purpose of trading in any commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which meets the requirements of the Rule.
Rule 4.5 requires, among other things, that an investment company wishing to avoid commodity pool operator status use futures and options positions only (a) for "bona fide hedging purposes" (as defined in CFTC regulations) or (b) for other purposes so long as aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the investment company's portfolio. Any investment company wishing to claim the exclusion provided in Rule 4.5 must file a notice of eligibility with both the CFTC and the

National Futures Association. Before engaging in transactions involving interest rate futures contracts, the Funds will file such notices and meet the requirements of Rule 4.5, or such other requirements as the CFTC or its staff may from time to time issue, in order to render registration as a commodity pool operator unnecessary.

                                   APPENDIX C
                STOCK INDEX FUTURES CONTRACTS AND RELATED OPTIONS

STOCK INDEX FUTURES CONTRACTS

     Growth Fund, Emerging Growth Fund, Growth and Income Fund, Equity Strategy Fund and Balanced Fund may purchase and sell stock index futures contracts, options thereon and options on stock indexes. Stock index futures contracts are commodity contracts listed on commodity exchanges. They presently include contracts on the Standard & Poor's 500 Stock Index (the "S&P 500 Index") and such other broad stock market indexes as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Index, as well as narrower "sub-indexes" such as the S&P 100 Energy Stock Index and the New York Stock Exchange Utilities Stock Index. A stock index assigns relative values to common stocks included in the index and the index fluctuates with the value of the common stocks so included. A futures contract is a legal agreement between a buyer or seller and the clearing house of a futures exchange in which the parties agree to make a cash settlement on a specified future date in an amount determined by the stock index on the last trading day of the contract. The amount is a specified dollar amount (usually $100 or $500) times the difference between the index value on the last trading day and the value on the day the contract was struck.

     For example, the S&P 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of S&P 500 Index futures contracts, the specified multiple is $500. Thus, if the value of the S&P 500 Index were 150, the value of one contract would be $75,000 (150 x $500). Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract with the settlement amount being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example (excluding any transaction costs), if a Fund enters into one futures contract to buy the S&P 500 Index at a specified future date at a contract value of 150 and the S&P 500 Index is at 154 on that future date, the Fund will gain $500 x (154-150) or $2,000. If a Fund enters into one futures contract to sell the S&P 500 Index at a specified future date at a contract value of 150 and the S&P 500 Index is at 152 on that future date, the Fund will lose $500 x (152-150) or $1,000.

     Unlike the purchase or sale of an equity security, no price would be paid or received by a Fund upon entering into stock index futures contracts. Upon entering into a contract, the Fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash or U.S. Treasury bills equal to a portion of the contract value. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve borrowing funds by a Fund to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied.

     Subsequent payments, called "variation margin," to and from the broker would be made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the contract more or less valuable, a process known as "marking to the market." For example, when a Fund enters into a contract in which it benefits from a rise in the value of an index and the price of the underlying stock index has risen, the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, if the price of the underlying stock index declines, the Fund would be required to make a variation margin payment to the broker equal to the decline in value.

     The Funds intend to use stock index futures contracts and related options for hedging and not for speculation. Hedging permits a Fund to gain rapid exposure to or protect itself from changes in the market. For example, a Fund may find itself with a high cash position at the beginning of a market rally. Conventional procedures of purchasing a number of individual issues entail the lapse of time and the possibility of missing a significant market movement. By using futures contracts, the Fund can obtain immediate exposure to the market and benefit from the beginning stages of a rally. The buying program can then proceed, and once it is completed (or as it proceeds), the contracts can be closed. Conversely, in the early stages of a market decline, market exposure can be promptly offset by entering into stock index futures contracts to sell units of an index and individual stocks can be sold over a longer period under cover of the resulting short contract position.

          The Funds may enter into contracts with respect to any stock index or sub-index. To hedge a Fund's portfolio successfully, however, the Fund must enter into contracts with respect to indexes or sub-indexes whose movements will have a significant correlation with movements in the prices of the Fund's portfolio securities.

OPTIONS ON STOCK INDEX FUTURES CONTRACTS

     The Funds may purchase and sell put and call options on stock index futures contracts which are traded on a United States exchange or board of trade as a hedge against changes in the market, and will enter into closing transactions with respect to such options to terminate existing positions. An option on a stock index futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract at a specified exercise price at any time prior to the expiration date of the option. A call option gives the purchaser of such option the right to buy, and it obliges its writer to sell, a specified underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. A purchaser of a put option has the right to sell, and the writer has the obligation to buy, such contract at the exercise price during the option period. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's future margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the stock index futures contract on the expiration date. A Fund will pay a premium for purchasing options on stock index futures contracts. Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund. In connection with the writing of options on stock index futures contracts, a Fund will make initial margin deposits and make or receive maintenance margin payments that reflect changes in the market value of such options. Premiums received from the writing of an option are included in initial margin deposits.

     PURCHASE OF PUT OPTIONS ON FUTURES CONTRACTS. A Fund will purchase put options on futures contracts if the Adviser anticipates a market decline. A put option on a stock index futures contract becomes more valuable as the market declines. By purchasing put options on stock index futures contracts at a time when the Adviser expects the market to decline, a Fund will seek to realize a profit to offset the loss in value of its portfolio securities.

     PURCHASE OF CALL OPTIONS ON FUTURES CONTRACTS. A Fund will purchase call options on stock index futures contracts if the Adviser anticipates a market rally. The purchase of a call option on a stock index futures contract represents a means of obtaining temporary exposure to market appreciation at limited risk. A call option on such a contract becomes more valuable as the market appreciates. A Fund will purchase a call option on a stock index futures contract to hedge against a market advance when the Fund is holding cash. The Fund can take advantage of the anticipated rise in the value of equity securities without actually buying them until the market is stabilized. At that time, the options can be liquidated and the Fund's cash can be used to buy portfolio securities.

     WRITING CALL OPTIONS ON FUTURES CONTRACTS. A Fund will write call options on stock index futures contracts if the Adviser anticipates a market decline.
As the market declines, a call option on such a contract becomes less valuable. If the futures contract price at expiration of the option is below the exercise price, the option will not be exercised and the Fund will retain the full amount of the option premium. Such amount provides a partial hedge against any decline that may have occurred in the Fund's portfolio securities.

     WRITING PUT OPTIONS ON FUTURES CONTRACTS. A Fund will write put options on stock index futures contracts if the Adviser anticipates a market rally. As the market appreciates, a put option on a stock index futures contract becomes less valuable. If the futures contract price at expiration of the option has risen due to market appreciation and is above the exercise price, the option will not be exercised and the Fund will retain the full amount of the option premium. Such amount can then be used by the Fund to buy portfolio securities when the market has stabilized.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     HEDGING RISKS IN FUTURES CONTRACTS TRANSACTIONS. There are several risks in using stock index futures contracts as hedging devices. One risk arises because the prices of futures contracts may not correlate perfectly with movements in the underlying stock index due to certain market distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than making additional variation margin payments, investors may close the contracts through offsetting transactions which could distort the normal relationship between the index and the futures market. Second, the margin requirements in the futures market are lower than margin requirements in the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Because of possible price distortion in the futures market and because of imperfect correlation between movements in stock indexes or securities and movements in the prices of futures contracts, even a correct forecast of general market trends may not result in a successful hedging transaction over a very short period.

     Another risk arises because of imperfect correlation between movements in the value of the stock index futures contracts and movements in the value of securities subject to the hedge. The risk of imperfect correlation increases as the composition of a Fund's portfolio diverges from the securities included in the applicable stock index. It is possible that a Fund might sell stock index futures contracts to hedge its portfolio against decline in the market, only to have the market advance and the value of securities held in the Fund's portfolio decline. If this occurred, the Fund would lose money on the contracts and also experience a decline in the value of its portfolio securities. While this could occur, the Adviser believes that over time the value of an equity fund's portfolio will tend to move in the same direction as the market indexes. In an attempt to reduce this risk, the Adviser will enter into futures contracts on indexes whose movements it believes will have a significant correlation with movements in the value of the Fund's portfolio securities.

     Successful use of futures contracts by a Fund is subject to the ability of the Adviser to predict correctly movements in the direction of the market. If a Fund has hedged against the possibility of a decline in the value of the stocks held in its portfolio and stock prices increase instead, the Fund will lose part or all of the benefit of the increased value of its security which it has hedged because it will have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

     LIQUIDITY OF FUTURES CONTRACTS. A Fund may elect to close some or all of its contracts prior to expiration. The purpose of making such a move would be to reduce or eliminate the hedge position held by the Fund. A Fund may close its positions by taking opposite positions. Final determinations of variation margin are then made, additional cash as required is paid by or to the Fund, and the Fund realizes a loss or a gain.

     Positions in futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts. Although the Funds intend to enter into futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract at any particular time.

     In addition, most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on the futures contract.

     RISKS OF OPTIONS ON FUTURES CONTRACTS. The use of options on stock index futures contracts also involves additional risk. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transactions costs). The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's portfolio assets. By writing a call option, the Fund becomes obligated to sell a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, but the Fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures contracts may exceed the amount of the premium received.

     The effective use of options strategies is dependent, among other things, on a Fund's ability to terminate options positions at a time when the Adviser deems it desirable to do so. Although a Fund will enter into an option position only if the Adviser believes that a liquid secondary market exists for such option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The Funds' transactions involving options on futures contracts will be conducted only on recognized exchanges.

     A Fund's purchase or sale of put or call options on futures contracts will be based upon predictions as to anticipated market trends by the Adviser, which could prove to be inaccurate. Even if the expectations of the Adviser are correct, there may be an imperfect correlation between the change in the value of the options and of the Fund's portfolio securities.

REGULATORY MATTERS

     To the extent required to comply with applicable Securities and Exchange Commission releases and staff positions, when entering into futures contracts, the Fund will maintain, in a segregated account, cash or liquid high-grade debt securities equal to the value of such contracts.

     The Commodity Futures Trading Commission (the "CFTC"), a federal agency, regulates trading activity on the exchanges pursuant to the Commodity Exchange Act, as amended. The CFTC requires the registration of "commodity pool operators," defined as any person engaged in a business which is of the nature of an investment trust, syndicate or a similar form of enterprise, and who, in connection therewith, solicits, accepts or receives from others, funds, securities or property for the purpose of trading in any commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which meets the requirements of the Rule. Rule 4.5 requires, among other things, that an investment company wishing to avoid commodity pool operator status use futures and options positions only (a) for "bona fide hedging purposes" (as defined in CFTC regulations) or (b) for other purposes so long as aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the investment company's portfolio. Any investment company wishing to claim the exclusion provided in Rule 4.5 must file a notice of eligibility with both the CFTC and the National Futures Association. Before engaging in transactions involving interest rate futures contracts, the Funds will file such notices and meet the requirements of

Rule 4.5, or such other requirements as the CFTC or its staff may from time to time issue, in order to render registration as a commodity pool operator unnecessary.

                                   APPENDIX D
                                INDUSTRY SECTORS


     Equity Strategy Fund seeks to achieve its investment objective by varying the weighting of its portfolio among the following eleven sectors of the economy:

          (1) BASIC ENERGY SECTOR is comprised of companies engaged in the exploration for, refinement of and/or transportation of various fossil fuels, including oil, natural gas and coal. These firms include entities organized for tax shelter purposes, including master limited partnerships. Equity Strategy Fund will not invest in entities organized for tax shelter purposes. Also included in the Basic Energy Sector are those entities that provide equipment and services to companies engaged in the aforementioned activities. The following MicroGroups are located within the Basic Energy Sector:

          101  Oil, Integrated International
          102  Oil, Integrated North American
          103  Oil & Gas, Independent, Primary
          104  Oil & Gas, Independent, Secondary
          105  Oil & Gas, Independent, Emerging
          106  Oil & Gas, Canadian
          107  Oil & Gas, Non-North American
          108  Oil Refining & Marketing
          109  Gas Gathering and Marketing
          110  Master Limited Partnerships
          111  Oil Equipment & Services, Primary
          112  Oil Equipment & Services, Secondary
          113  Computer-Aided Exploration
          114  Oil Drilling, Offshore
          115  Oil Drilling, Land
          116  Pipelines
          117  Diversified Energy
          118  Coal Mining
          119  Energy, Alternate Sources

     (2) BASIC MATERIALS SECTOR is comprised of companies engaged in the initial stages of preparing various natural resources for further industrial or consumer use. The following MicroGroups are located within the Basic Materials
Sector:

          201  Aluminum
          202  Steel, Primary
          203  Steel, Secondary
          204  Steel, Specialty
          205  Steel, Bar & Wire
          206  Chemicals

          207  Chemicals, Diversified
          208  Specialty Chemicals
          209  Plastics & Rubber Products
          210 Construction Materials, Diversified, Primary 211 Construction Materials, Diversified, Secondary 212 Paper and Forest Products
          213  Forest Products
          214  Cement
          215  Mining, Diversified Non-Ferrous, Primary
          216  Mining, Diversified Non-Ferrous, Secondary
          217  Gold & Silver Mining, North American
          218  Gold Mining, South African
          219  Mining, Iron
          220  Agrifertilizer

     (3) INDUSTRIAL MANUFACTURING SECTOR is made up of companies that process and/or further refine basic materials for use primarily by industrial consumers. The following MicroGroups are located within the Industrial Manufacturing
Sector:

          301  Conglomerates, Industrial, Primary
          302  Conglomerates, Industrial, Secondary
          303  Steel Tubing
          304  Metal Fasteners
          305  Metals Fabrication
          306  Metals Servicing/Distribution
          307  Bearings
          308  Specialty Paper
          309  Containers, Paper
          310  Containers, Metal, Glass
          311  Heavy Construction Components
          312  Construction/Materials Handling
          313  Industrial Machinery
          314  Machine Tools & Accessories
          315  Fluid Handling Equipment
          316  Fluid Processing Equipment
          317  Application Equipment
          318  Pollution Control Equipment
          319  Paint Manufacturers
          320  Doors, Windows & Hardware
          321  Lighting Fixtures/Products
          322  Plumbing Manufacturers
          323  Electrical Components
          324  Electrical Equipment
          325  Adhesives & Coatings
          326  Farm Equipment
          327  Trucks & Equipment

          328  Auto Parts & Components
          329  Railroad Equipment

     (4) UTILITIES SECTOR is made up of companies engaged in converting natural energy into usable forms for a variety of customer bases. This Sector is broken down with respect to both section of the country and energy source. The following MicroGroups are located within the Utilities Sector:

          401  Electric, Heavy Nuclear
          402  Electric, Heavy Oil Dependent
          403  Electric, Coal Rich
          404  Gas, East Central
          405  Gas, West Coast & West
          406  Gas, Midwest
          407  Gas, Mid-Atlantic
          408  Gas, South & Southeast
          409  Gas, Northeast
          410  Gas, Southwest
          411  Electric, West Coast
          412  Electric, Mountain States
          413  Electric, Southwest
          414  Electric, Midwest
          415  Electric, Southeast
          416  Electric, East Central
          417  Electric, Mid-Atlantic
          418  Electric, Northeast
          419  Cogeneration
          420  Telecommunications, Primary
          421  Telecommunications, Secondary
          422  Water Services

     (5) COMMERCIAL AND INDUSTRIAL SERVICES SECTOR is composed of companies that provide consulting, managerial, marketing, engineering, measurement and/or installation services. The following MicroGroups are located within the Commercial and Industrial Services Sector:

          501  Data Processing Services
          502  Transaction Processing
          503  Financial Equipment
          504  Financial Computer Services
          505  Business Services Diversified
          506  Office Equipment
          507  Office Furniture & Fixtures
          508  Office Supplies
          509  Security & Investigative Products/Services
          510  Insurance Brokers

          511  Advertising Agencies
          512  Commercial Printing
          513  Temporary Help & Maintenance Services
          514  Linen & Work Clothing Services
          515  Industrial Maintenance Products/Services
          516  Computer/Professional Services
          517  Merchandising/Marketing Services
          518  Vocational/Educational Services
          519  Technical & Engineering Services
          520  Construction & Engineering Services
          521  Waste Management
          522  Hazardous Waste Remediation/Disposal
          523  Recycling
          524  Transportation Equipment Leasing
          525  Equipment Remarketers/Leasing

     (6) FINANCIAL SECTOR consists of companies providing financial services to consumers and industries, such as commercial banks, savings and loan associations, securities brokerage companies, investment advisers and firms in all segments of the insurance field. Though the performance of closed-end funds and gold and silver mining entities is also tracked, the stocks within these specific MicroGroups are excluded from Sector and/or PJH Index calculations, as highlighted below. The following MicroGroups are located within the Financial
Sector:

          601  Banks, Money Center
          602  Super-Regional Banks
          603  Super-Regionals, Northeast
          604  Super-Regionals, Southeast
          605  Super-Regionals, Midwest
          606  Super-Regionals, West Coast
          607  Banks, Northeast, Primary
          608  Banks, Northeast, Secondary
          609  Banks, Mid-Atlantic, Primary
          610  Banks, Mid-Atlantic, Secondary
          611  Banks, Southeast, Primary
          612  Banks, Southeast, Secondary
          613  Banks, South Central, Primary
          614  Banks, South Central, Secondary
          615  Banks, East Central, Primary
          616  Banks, East Central, Secondary
          617  Banks, Midwest, Primary
          618  Banks, Midwest, Secondary
          619  Banks, California, Primary
          620  Banks, California, Secondary
          621  Banks, Southwest
          622  Banks, Western

          623  Thrifts, California, Primary
          624  Thrifts, California, Secondary
          625  Thrifts, Sunbelt
          626  Thrifts, Eastern, Primary
          627  Thrifts, Eastern, Secondary
          628  Thrifts, Midwest, Primary
          629  Thrifts, Midwest, Secondary
          630  Thrifts, Western
          631  Mortgage Banking, Diversified
          632  REITs, Debt
          633  REITs, Equity, Diversified
          634  REITs, Multifamily Housing
          635  REITs, Commercial Properties
          636  REITs, Health Care
          637  Financial Services, Diversified
          638  Insurance, Full Line
          639  Insurance, Life, Primary
          640  Insurance, Life, Secondary
          641  Insurance, Property & Casualty, Primary
          642  Insurance, Property & Casualty, Secondary
          643  Insurance, Reinsurance
          644  Insurance, Specialty
          645  Insurance, Automobile
          646  Securities Brokers, National
          647  Securities Brokers, Regional
          648  Discount Brokers
          649  Investment Management & Services
          650  Closed-End International Stock Funds
          651  Closed-End International Bond Funds
          652  Non-U.S. Banks

     (7) CONSUMER STAPLES SECTOR is composed of companies engaged in producing and/or selling consumer goods that are generally regarded as "basic needs." The demand for these goods is generally insensitive to varying economic cycles. The following MicroGroups are located within the Consumer Services Sector:

          701  Processors, Commodities
          702  Processors, Sugar
          703  Processors, Meat & Poultry
          704  Processors, Fruit & Vegetable
          705  Food Products
          706  Food Products, Diversified
          707  Dairy Products
          708  Specialty Foods
          709  Bakers
          710  Conglomerates, Stable

          711  Wine & Spirits
          712  Brewers
          713  Soft Drinks & Bottlers
          714  Snack Foods
          715  Confectionery/Collectibles
          716  Tobacco, Diversified, Primary
          717  Tobacco, Diversified, Secondary
          718  Tissue & Disposable Products
          719  Housewares
          720  Soaps & Cleansers
          721  Toiletries/Cosmetics, Primary
          722  Toiletries/Cosmetics, Secondary
          723  Hair Care
          724  Food Stores, Large Chains
          725  Food Stores, Large Chains, East
          726  Food Stores, Regional Chains, West
          727  Food Wholesalers
          728  Food Stores, Convenience
          729  Drugstore Chains
          730  Drug Wholesalers
          731  Vending & Food Services
          732  Agricultural Biotechnology
          733  Crop Seed
          734  Private Label Products

     (8) CONSUMER CYCLICAL SECTOR is composed of companies engaged in producing and/or selling consumer goods, the demand for which generally fluctuates according to general economic cycles. The following MicroGroups are located within the Consumer Cyclical Sector:

          801  Auto Manufacturers, Domestic
          802  Auto Manufacturers, Foreign
          803  Vehicle Parts, Replacement
          804  Tires
          805  Auto Parts Stores
          806  Appliances
          807  Jewelry Stores
          808  Greeting Cards
          809  Lawn & Garden
          810  Hand Tools
          811  Furniture Manufacturers
          812  Home Entertainment Hardware Manufacturing
          813  Leisure Products
          814  Leisure Services
          815  Golf
          816  Toys, Games & Hobbies

          817  Gaming Equipment/Services
          818  Photographic Supplies/Services
          819  Carpet Manufacturers
          820  Textile Manufacturers
          821  Clothing Manufacturers, Primary
          822  Clothing Manufacturers, Secondary
          823  Athletic Wear
          824  Sporting Goods Stores
          825  Footwear, Retail & Manufacturing
          826  Department Stores, Fashion Apparel
          827  Specialty Stores, Family
          828  Specialty Stores, Women's Apparel
          829  Discount Mass Merchants
          830  Pawn Shops/Check Cashing
          831  Computer/Software Retailers
          832  Consumer Electronics Retailers
          833  Entertainment Software Retailers/Distributors
          834  Home Sewing/Crafts
          835  Catalogue Showrooms
          836  Mail-Order Retailers
          837  Off-Price Retailers
          838  Close-Out Liquidators
          839  Membership Warehouses
          840  Office Products Superstores
          841  Jewelry Stores
          842  Home Improvement Stores
          843  Hardware Distributors
          844  Home Furnishings Stores
          845  Multimedia, Primary
          846  Multimedia, Secondary
          847  Television Broadcasting
          848  Electronic Media, Producers/Distributors
          849  Radio Broadcasting/Programming
          850  Motion Picture Theaters
          851  Cable Shopping Networks
          852  Print Media
          853  Book/Magazine Publishers
          854  Gambling Casinos
          855  Hotels & Motels
          856  Restaurant Chains, Primary
          857  Restaurant Chains, Secondary
          858  Restaurant Chains, Emerging
          859  Residential Building
          860  Manufactured Housing
          861  Recreational Vehicles

          862  Real Estate Developers/Managers
          863  Conglomerates, Cyclical

     (9) HEALTH CARE SECTOR is made up of companies engaged in all areas of health care provision, including device and drug manufacture, hospital management, staffing and computer services. The following MicroGroups are located within the Health Care Sector:

          901  Consumer Health Products, Primary
          902  Consumer Health Products, Secondary
          903  Pharmaceuticals, Primary
          904  Pharmaceuticals, Secondary
          905  Generic Pharmaceuticals
          906  Pharmacy Management/Mail-Order Services
          907  Medical Supplies, Primary
          908  Medical Supplies, Secondary
          909  Medical Devices
          910  Patient Monitoring Systems
          911  Surgical Lasers
          912  Hospital Management
          913  Nursing Homes
          914  HMOs
          915  Hospital Services
          916  Clinical Laboratories
          917  Dialysis, Infusion Centers/Services
          918  Rehabilitation, Surgery, Services
          919  Diagnostic Services
          920  Health Care Compensation/Financial Services
          921  Diagnostic Reagents/Test Kits
          922  Diagnostic Imaging Equipment
          923  Implantable Devices
          924  Orthopedic Devices
          925  Optical Goods & Services
          926  Biotechnology
          927  Death Services

     (10) TECHNOLOGY SECTOR is a comprehensive and specific breakdown of companies that are expected to have or develop products, processes or services that will provide or will benefit significantly from technological advances and improvements or future automation trends in the office and factory. The following MicroGroups are located within the Technology Sector:

          1001 Computers, Mainframe
          1002 Minicomputers
          1003 Microsystems
          1004 Microsystem Components, Peripherals

          1005 Micro/Software Distributors
          1006 Microcomputer Software
          1007 Software
          1008 Software, Database Management
          1009 Interactive Multimedia
          1010 Specialized Processors
          1011 Networking Systems
          1012 EDP Displays & Peripherals
          1013 EDP Memories & Components
          1014 Electronic Testing Equipment
          1015 Materials Testing Equipment
          1016 Automatic Data Capture
          1017 Lasers
          1018 Robotics/Machine Vision
          1019 CAD/CAM
          1020 CAE
          1021 CASE
          1022 Specialized Graphical Computing
          1023 Graphic Imaging
          1024 Computer-Aided Publishing
          1025 Telecommunications, Equipment/Systems
          1026 Telecommunications, Long Distance
          1027 Telecommunications, Alternate Access
          1028 Telecommunications, Voice Processing
          1029 Conferencing, Equipment/Services
          1030 Non-U.S. Telecommunications Services
          1031 Cable Television
          1032 CATV Equipment
          1033 Cellular Communications
          1034 Mobile Radio Communications
          1035 Paging
          1036 Aerodefense, Primary
          1037 Aerodefense, Secondary
          1038 Defense Electronics, Primary
          1039 Defense Electronics, Secondary
          1040 Semiconductors
          1041 Semiconductor Suppliers
          1042 Electronic Components
          1043 Electronic Connectors
          1044 Electronic Component Distributors
          1045 Environmental Controls
          1046 Industrial & Process Controls Equipment
          1047 Diversified Technology, Primary
          1048 Diversified Technology, Secondary

     (11) TRANSPORTATION SECTOR consists of companies involved in the provision of transportation of people and products. The following MicroGroups are located within the Transportation Sector:

          1101 Airlines, Major
          1102 Airlines, Regional
          1103 Air Freight
          1104 Freight Forwarders
          1105 Trucking, Specialized
          1106 Trucking, Primary
          1107 Trucking, Secondary
          1108 Railroads, Western
          1119 Railroads, Eastern
          1111 Marine Transportation

                                     PART B


                            NATIONAL TAX-EXEMPT FUND
                            MINNESOTA TAX-EXEMPT FUND

                           Series of Piper Funds Inc.


                       STATEMENT OF ADDITIONAL INFORMATION


                               November 27,  1995



                                Table of Contents
                                                                    Page
                                                                    ----


Investment Objectives, Policies and Restrictions . . . . . . . .      2
Directors and Executive Officers . . . . . . . . . . . . . . . .      7
Investment Advisory and Other Services . . . . . . . . . . . . .     13
Portfolio Transactions and Allocation of Brokerage . . . . . . .     19
Capital Stock and Ownership of Shares. . . . . . . . . . . . . .     21
Net Asset Value and Public Offering Price. . . . . . . . . . . .     21
Performance Comparisons. . . . . . . . . . . . . . . . . . . . .     22
Purchase of Shares . . . . . . . . . . . . . . . . . . . . . . .     24
Redemption of Shares . . . . . . . . . . . . . . . . . . . . . .     25
Taxation . . . . . . . . . . . . . . . . . . . . . . . . . . . .     26
General Information. . . . . . . . . . . . . . . . . . . . . . .     29
Financial Statements . . . . . . . . . . . . . . . . . . . . . .     30
Pending Litigation . . . . . . . . . . . . . . . . . . . . . . .     30



Appendix A - Ratings of Tax-Exempt Securities and
  Commercial Paper . . . . . . . . . . . . . . . . . . . . . . .    A-1
Appendix B - Futures Contracts and Options . . . . . . . . . . .    B-1



     This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated November 27, 1995, and should be read in conjunction therewith. A copy of the Prospectus may be obtained from the Funds at Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402.

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS


     The shares of Piper Funds Inc. (the "Company") are currently offered in 13 series. This Statement of Additional Information relates to two of those series, National Tax-Exempt Fund ("National Fund") and Minnesota Tax-Exempt Fund ("Minnesota Fund") (sometimes referred to herein as a "Fund" or, collectively, as the "Funds"). The investment objectives and policies of the Funds are set forth in the Prospectus. Certain additional investment information is set forth below.


REPURCHASE AGREEMENTS

     Each Fund may invest in repurchase agreements. The Funds' custodian will hold the securities underlying any repurchase agreement or such securities will be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the respective Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

     The Funds have received from the Securities and Exchange Commission an exemptive order permitting the Funds, along with the other series of the Company, closed-end and other open-end investment companies managed by Piper Capital Management Incorporated (the "Adviser"), and all future series of the Company and all future investment companies advised by the Adviser or its affiliates, to deposit uninvested cash balances into a large single joint account to be used to enter into one or more large repurchase agreements.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

     Each Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When a Fund purchases securities on a when-issued or forward commitment basis, it will maintain in a segregated account with its custodian cash or liquid high-grade debt obligations having an aggregate value equal to the amount of such purchase commitments until payment is made; the Fund will likewise segregate securities it sells on a forward commitment basis.

PUTS

     To help assure appropriate liquidity, each Fund may acquire Tax-Exempt Securities (as defined in the Funds' Prospectus) which provide for the right to resell them to the issuer, a bank or a broker-dealer at a specified price within a specified period of time prior to the maturity date of such obligation. Such a right to resell, which is commonly known as a "put," may be sold, transferred or assigned only with the underlying security or securities. If an issuer, bank or broker-dealer should default on its obligation to repurchase a security, a Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere. It will be each Fund's policy to enter into puts only with issuers, banks or broker-dealers that are determined by the Adviser to present minimal credit risks.

DIVERSIFICATION

     Although Minnesota Fund is characterized as a non-diversified fund under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund must meet certain diversification requirements in order to qualify as a regulated investment company for federal income tax purposes. To so qualify, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (a) at least 50% of the value of its total assets consists of cash, cash items, securities issued by the U.S. Government, its agencies and instrumentalities, the securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than securities issued by the U.S. Government, its agencies or instrumentalities or the securities of other regulated investment companies), or in two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses.

ILLIQUID SECURITIES

     As set forth in the Prospectus, the Funds may invest in Rule 144A securities, commercial paper issued pursuant to Rule 4(2) under the Securities Act of 1933, and municipal lease obligations, and treat such securities as liquid when they have been determined to be liquid by the Board of Directors of the Company or by the Adviser subject to the oversight of and pursuant to procedures adopted by the Board of Directors. Under these procedures, factors taken into account in determining the liquidity of a security include (a) the frequency of trades and quotes for the security; (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (c) dealer undertakings to make a market in the security; and
(d) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). With respect to Rule 144A securities, investing in such securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

PORTFOLIO TURNOVER

     Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to the average monthly value of portfolio securities, not including securities maturing in less than 12 months. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned during such year.

INVESTMENT RESTRICTIONS

     In addition to the investment objectives and policies set forth in the Prospectus, each Fund is subject to certain fundamental and nonfundamental investment restrictions, as set forth below. Fundamental investment restrictions may not be changed without the vote of a majority of a Fund's outstanding shares. "Majority," as used in the Prospectus and in this Statement of Additional Information, means the lesser of (a) 67% of a Fund's outstanding shares present at a meeting of the holders if more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of a Fund's outstanding shares.

     As fundamental investment restrictions, neither Fund will:

     1. Issue any senior securities (as defined in the 1940 Act) other than as set forth in restriction #2 below and except to the extent that using options and futures contracts or purchasing or selling securities on a when-issued or delayed delivery basis may be deemed to constitute issuing a senior security.

     2. Borrow money (provided that each Fund may enter into reverse repurchase agreements) except from banks for temporary or emergency purposes. Each Fund may borrow money in an amount up to 10% of the value of its total assets. With respect to each Fund, interest paid on borrowed funds will decrease the net earnings of the Fund. Neither Fund will purchase portfolio securities while outstanding borrowing exceeds 5% of the value of such Fund's total assets. Neither Fund will borrow money for leverage purposes (provided that each Fund may enter into reverse repurchase agreements for such purposes).

     3. Mortgage, pledge or hypothecate its assets except in an amount not exceeding 10% of the value of its total assets to secure temporary or emergency borrowing. For purposes of this restriction, collateral arrangements for margin deposits on futures contracts or with respect to the writing of options are not deemed to be a pledge of assets.

     4. Purchase or sell commodities or commodities futures contracts, provided that each of the Funds may enter into financial futures contracts and engage in related options transactions.

     5. Purchase or sell real estate or real estate mortgage loans, except that the Funds may invest in Tax-Exempt Securities secured by real estate or interests therein.

     6. Act as an underwriter of securities of other issuers, except insofar as each Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

     As nonfundamental investment restrictions that may be changed at any time without shareholder approval, neither Fund will:

     1. Make short sales of securities, provided that each Fund for hedging purposes may enter into financial futures contracts and engage in related options transactions.

     2. Purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions and except that the Funds may make margin deposits in connection with futures contracts.

     3. Write, purchase or sell puts, calls or combinations thereof except for hedging purposes.

     4. Purchase or retain the securities of any issuer if, to the Fund's knowledge, those officers or directors of the Company or its affiliates or of its investment adviser who individually own beneficially more than 0.5% of the outstanding securities of such issuer, together own more than 5% of such outstanding securities.

     5.   Invest for the purpose of exercising control or management.

     6. Purchase or sell oil, gas or other mineral leases, rights or royalty contracts, except that the Funds may purchase or sell securities of companies investing in the foregoing.

     7. Invest more than 5% of the value of its total assets in securities of other investment companies except as part of a merger, consolidation or acquisition of assets.

     8. Invest more than 15% of the value of its net assets in illiquid securities.

     9. Invest more than 5% of the value of its total assets in foreign securities.

     10. Invest more than 5% of the value of its total assets in the securities of any issuers which, with their predecessors, have a record of less than three years' continuous operation. (Securities of such issuers will not be deemed to fall within this limitation if they are guaranteed by an entity in continuous operation for more than three years.)

     11.  Loan its portfolio securities.

     12.  Invest in warrants.

     The identification of the issuer of a Tax-Exempt Security depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision, and the obligation is backed only by the assets and revenues of the subdivision, such subdivision will be regarded as the sole issuer. Similarly, in the case of a nongovernmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the nongovernmental user then such non-governmental user will be deemed to be the sole issuer. If in either case the creating government or another entity guarantees an obligation, and the value of all securities issued or guaranteed by the guarantor and owned by a Fund exceeds 10% of the value of such Fund's total assets, the guarantee will be regarded as a separate security and treated as an issue of such government or entity.

     Any investment restriction or limitation referred to above or in the Prospectus, except the borrowing policy, which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and such excess results therefrom.

SPECIAL CONSIDERATIONS REGARDING INVESTMENTS IN MINNESOTA TAX-EXEMPT SECURITIES

     As described in the Prospectus, except during temporary defensive periods, Minnesota Fund will invest in Minnesota Tax-Exempt Securities. The Fund is therefore susceptible to political, economic or regulatory factors affecting issuers of Minnesota Tax-Exempt Securities. The following information, together with the information set forth in the Prospectus, provides only a brief summary of the complex factors affecting the financial situation in Minnesota. This information is derived from sources that are generally available to investors and is based in part on information obtained from various state and local agencies in Minnesota. It should be noted that the creditworthiness of obligations issued by local Minnesota issuers may be unrelated to the creditworthiness of obligations issued by the State of Minnesota, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.


     MINNESOTA ECONOMY. The State relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system unusually sensitive to economic conditions.



     During the period from 1980 to 1990, overall employment growth in Minnesota lagged behind national growth; total employment increased 17.9% in Minnesota while increasing 20.1% nationally. Most of Minnesota's relatively slower growth during this period is associated with declining agricultural employment and with the two recessions in the United States economy occurring in the early 1980s, which were more severe in Minnesota than nationwide. Minnesota non-farm employment growth generally kept pace with that of the nation after the end of the 1981-82 recession. Employment data through 1994 indicate that the recession that began in July 1990 was less severe in Minnesota than in the national economy. During 1993, 1994, and the first five months of 1995, the State's unemployment rate was generally less than the national unemployment rate, averaging 5.1% in 1993 as compared to the national average of 7.4%, 4.0% in 1994 as compared to the national average of 6.1%, and 3.9% for the first five months of 1995 as compared to the national average of 5.8%.



     Since 1980, Minnesota per capita personal income has been within three percentage points of national per capita personal income. Minnesota per capita income has generally remained above the national average during this period in spite of the early 1980s recessions and some difficult years in agriculture. In 1994, Minnesota per capita income was 103.0% of the national average. During 1993-1994, personal income in Minnesota grew more rapidly than the United States average, with a growth of 8.04% in Minnesota as compared to a United States average of 5.89%. Between 1990 and 1994, Minnesota non-agricultural employment increased 8.5%, compared to a national average of 4.2%.


     There can be no assurance that Minnesota's economy and fiscal condition will not materially change in the future or that future difficulties will not occur. Economic difficulties and the resultant impact on State and local government finances may adversely affect the market value of obligations in the portfolio of Minnesota Fund or the ability of respective obligors to make timely payment of the principal and interest on such obligations.

                        DIRECTORS AND EXECUTIVE OFFICERS

     The names, addresses and principal occupations during the past five years of the directors and executive officers of the Company are given below. The officers and directors of the Company also serve as officers and directors of various closed- and open-end investment companies managed by the Adviser.


     Name and Address                   Position with the Company
     ----------------                   -------------------------

     William H. Ellis*                  Chairman of the Board of Directors
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402

     David T. Bennett                   Director
     3400 City Center
     33 South Sixth Street
     Minneapolis, Minnesota 55402

     Jaye F. Dyer                       Director
     4670 Norwest Center
     90 South Seventh Street
     Minneapolis, Minnesota 55402

     Karol D. Emmerich                  Director
     7302 Claredon Drive
     Edina, Minnesota 55439

     Luella G. Goldberg                 Director
     7019 Tupa Drive
     Edina, Minnesota 55435

     George Latimer                     Director
     754 Linwood Avenue
     St. Paul, MN  55105

     Name and Address                   Position with the Company
     ----------------                   -------------------------

     Paul A. Dow                        President
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402

     David E. Rosedahl                  Secretary
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402


     Charles N. Hayssen                 Treasurer
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402


     Worth Bruntjen                     Senior Vice President
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402


     Richard W. Filippone               Senior Vice President
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402


     Marijo A. Goldstein                Senior Vice President
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402


     Steven V. Markusen                 Senior Vice President
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402


     Robert H. Nelson                   Senior Vice President
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402


     Edward P. Nicoski                  Senior Vice President
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402

     Name and Address                   Position with the Company
     ----------------                   -------------------------


     Nancy S. Olsen                     Senior Vice President
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402



     Ronald R. Reuss                    Senior Vice President
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402



     Bruce D. Salvog                    Senior Vice President
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402



     Sandra K. Shrewsbury               Senior Vice President
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402



     David M. Steele                    Senior Vice President
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402



     Douglas J. White                   Senior Vice President
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402



     J. Bradley Stone                   Vice President
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402



     Marcy K. Winson                    Vice President
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402

-----------------
* Directors of the Company who are interested persons (as that term is defined by the 1940 Act) of Piper Capital Management Incorporated and the Funds.

     William H. Ellis has been President of Piper Jaffray Companies Inc. and Piper Jaffray Inc. (the "Distributor") since September 1982, Chief Operating Officer of the same two companies since August 1983, Director and Chairman of the Board of Piper Capital Management Incorporated ("the Adviser") since October 1985 and President of the Adviser since December 1994.

     David T. Bennett is of counsel to the law firm of Gray, Plant, Mooty, Mooty & Bennett, P.A., located in Minneapolis, Minnesota. Mr. Bennett is chairman of a group of privately held companies and serves on the board of directors of a number of nonprofit organizations.



     Jaye F. Dyer has been President of Dyer Management Company, a private management company, since January 1991. Prior to that he was President and Chief Executive Officer of Dyco Petroleum Corporation, a Minneapolis based oil and natural gas development company he founded, from 1971 to March 1, 1989, and Chairman of the Board until December 31, 1990. Mr. Dyer serves on the board of directors of Northwestern National Life Insurance Company, The ReliaStar Financial Corp. (the holding company of Northwestern National Life Insurance Company) and various privately held and nonprofit corporations.



     Karol D. Emmerich has been President of The Paraclete Group, a consultant to nonprofit organizations, since 1993. Prior to that she had been Vice President, Chief Accounting Officer and Treasurer of Dayton Hudson Corporation from 1980 to May 1993. Ms. Emmerich is an Executive Fellow at the University of St. Thomas Graduate School of Business and serves on the board of directors of a number of privately held and nonprofit organizations.



     Luella G. Goldberg has served on the board of directors of Northwestern National Life Insurance Company (since 1976), The ReliaStar Financial Corp. (since 1989), TCF Financial Corporation (since 1988), the holding company of TCF Bank Savings fsb, and Hormel Foods Corp. (since 1993). Ms. Goldberg also serves as a Trustee of Wellesley College, and as a director of a number of other organizations, including the University of Minnesota Foundation and the Minnesota Orchestral Association. Ms. Goldberg was Chairman of the Board of Trustees of Wellesley College from 1985 to 1993 and acting President from July 1, 1993 to October 1, 1993.



     George Latimer is Director, Special Actions Office, Office of the Secretary, Department of Housing and Urban Development since 1993, prior to which he had been Dean of Hamline Law School, Saint Paul, Minnesota from 1990 to 1993. Mr. Latimer also serves on the board of directors of Digital Biometrics, Inc. and Payless Cashways, Inc.


     Paul A. Dow has been a Senior Vice President of the Adviser since 1989 and Chief Investment Officer of the Adviser since 1989.


     David E. Rosedahl has been Secretary and a Director of the Adviser since 1985, a Managing Director of the Distributor since 1986, a Managing Director of Piper Jaffray Companies Inc. since 1987, Secretary of the Distributor since 1993 and General Counsel for the Distributor and Piper Jaffray Companies Inc. since 1979.



     Charles N. Hayssen has been a Managing Director of the Distributor since 1986 and of Piper Jaffray Companies Inc. since 1987, Chief Financial Officer of the Distributor since 1988, Director and Chief Financial Officer of the Adviser since 1989 and Chief Operating Officer of the Adviser since 1994.

     Worth Bruntjen has been a Senior Vice President of the Adviser since January 1988.



     Richard W. Filippone has been a Senior Vice President of the Adviser since November 1991, prior to which he had been a Vice President of the Adviser from 1987 to 1991.



     Marijo A. Goldstein has been a Senior Vice President of the Adviser since November 1993, prior to which she was a Vice President of the Adviser from 1991 to 1993 and a fixed income analyst of the Adviser since 1988.



     Steven V. Markusen has been a Senior Vice President of the Adviser since December 1993, prior to which had been a senior vice president of Investment Advisers, Inc., in Minneapolis, Minnesota from 1989 to 1993.



     Robert H. Nelson has been a Senior Vice President of the Adviser since November 1993, prior to which he had been a Vice President of the Adviser from 1991 to 1993 and Assistant Vice President from 1989 to 1991.


     Edward P. Nicoski has been a Senior Vice President of the Adviser since October 1985 and a Managing Director of the Distributor since November 1986.


     Nancy S. Olsen has been a Senior Vice President of the Adviser since November 1991, prior to which she had been a Vice President of the Adviser from 1987 to 1991.


     Ronald R. Reuss has been a Senior Vice President of the Adviser since January 1989.


     Bruce D. Salvog has been a Senior Vice President of the Adviser since January 1992, prior to which he had been a portfolio manager at Kennedy & Associates in Seattle, Washington from 1984 to 1992.



     Sandra K. Shrewsbury has been a Senior Vice President of the Adviser since September 1993, prior to which she had been a Managing Director of Piper Jaffray since November 1992, a Vice President of Piper Jaffray since November 1990.



     David M. Steele has been a Senior Vice President of the Adviser since January 1992, prior to which he had been a portfolio manager at Kennedy & Associates in Seattle, Washington from 1987 to 1992.



     Douglas J. White has been a Senior Vice President of the Adviser since November 1991, prior to which he had been a Vice President of the Adviser from 1989 to 1991.



     J. Bradley Stone has been a Vice President of the Adviser since November 1991 and a fixed-income analyst of the Adviser since March 1990.

     Marcy K. Winson has been a Vice President of the Adviser since November 1993, prior to which she was an Assistant Vice President of the Adviser since March 1993 and an educator from 1990 to 1992.


     Ms. Goldberg, Ms. Emmerich and Mr. Dyer are members of the Company's Audit Committee. Ms. Goldberg acts as the chairperson of such committee. The Audit Committee oversees the Funds' financial reporting process, reviews audit results and recommends annually to the Company a firm of independent certified public accountants.


     The functions to be performed by the Audit Committee are to recommend annually to the Board a firm of independent certified public accountants to audit the books and records of the Funds for the ensuing year; to monitor that firm's performance; to review with the firm the scope and results of each audit and determine the need, if any, to extend audit procedures; to confer with the firm and representatives of the Funds on matters concerning the Funds' financial statements and reports including the appropriateness of its accounting practices and of its financial controls and procedures; to evaluate the independence of the firm; to review procedures to safeguard portfolio securities; to review the purchase by the Funds from the firm of non-audit services; to review all fees paid to the firm; and to facilitate communications between the firm and the Funds' officers and Directors.


     The Board of Directors also has a Committee of the Independent Directors, consisting of Mr. Bennett, who serves as chairperson, Messrs. Dyer, and Latimer, Ms. Emmerich and Ms. Goldberg, and a Derivatives Committee consisting of Ms. Emmerich, who serves as chairperson, Ms. Goldberg and Mr. Dyer.

     The functions of the Committee of the Independent Directors are: (a) recommendation to the full Board of approval of any management, advisory, sub-advisory and/or administration agreements; (b) recommendation to the full Board of approval of any underwriting and/or distribution agreements; (c) review of the fidelity bond and premium allocation; (d) review of errors and omissions and any other joint insurance policies and premium allocation; (e) review of, and monitoring of compliance with, procedures adopted pursuant to certain rules promulgated under the 1940 Act; and (f) such other duties as the independent directors shall, from time to time, conclude are necessary or appropriate to carry out their duties under the 1940 Act. The functions of the Derivatives Committee are: (a) to oversee practices, policies and procedures of the Adviser in connection with the use of derivatives; (b) to receive periodic reports from management and independent accountants; and (c) to report periodically to the Committee of the Independent Directors and the Board of Directors.


     The directors of the Company who are officers or employees of the Adviser or any of its affiliates receive no remuneration from the Company. Each of the other directors receives fees that are allocated among the series of the Company on the basis of the total assets of each series. Each director receives from the Company and Piper Institutional Funds Inc., collectively, an annual retainer of $1,000, plus a fee of $250 for each regular quarterly Board of Directors meeting attended. (The per-meeting fee is based on the total assets of the Company and Piper Institutional Funds Inc. and will increase to $500 per meeting in the event total assets exceed $200 million, with continuing increases to as high as $1,500 per meeting in the event total assets reach $5 billion or more. In addition, members of the Audit Committee not affiliated with the Adviser receive $1,000 for each Audit Committee meeting attended ($2,000 with respect to the chairperson of the Committee), with such fee being allocated among all open-end and closed-end investment companies managed by the Adviser. Members of the Committee of the Independent Directors and the Derivatives Committee currently receive no
additional compensation.   Directors are also reimbursed for expenses incurred
in connection with attending meetings.



     The following table sets forth the aggregate compensation received by each director from the Company during the fiscal year ended September 30, 1995, as well as the total compensation received by each director from the Company and all other registered investment companies managed by the Adviser or affiliates of the Adviser during the calendar year ended December 31, 1994. Directors who are officers or employees of the Adviser or any of its affiliates did not receive any such compensation and are not included in the table.



                                       Pension or
                                       Retirement       Estimated        Total
                     Aggregate          Benefits     Annual Benefits Compensation
                   Compensation      Accrued as Part      Upon         from Fund
Director         from the Company   of Fund Expenses   Retirement      Complex*
--------         ----------------   ----------------   ----------      --------
David T. Bennett       $7,400             None            None         $57,500
Jaye F. Dyer           $7,995             None            None         $68,250
Karol D. Emmerich      $7,995             None            None         $68,250
Luella G. Goldberg     $8,590             None            None         $71,250
George Latimer         $7,400             None            None         $65,250



------------------
* Consists of 21 registered investment companies managed by the Adviser or an affiliate of the Adviser, including Piper Funds. Each director included in the table, other than Mr. Bennett, serves on the board of each such registered investment company. Mr. Bennett serves on the board of 20 such companies.


INVESTMENT ADVISORY AND OTHER SERVICES

     The investment adviser for the Funds is Piper Capital Management Incorporated (the "Adviser"). Its affiliate, Piper Jaffray Inc. (the "Distributor"), acts as the Funds' distributor. Each will act as such pursuant to a written agreement which will be periodically approved by the directors or the shareholders of the Funds. The address of both the Adviser and the Distributor is Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402.

CONTROL OF THE ADVISER AND THE DISTRIBUTOR

     The Adviser and the Distributor are both wholly owned subsidiaries of Piper Jaffray Companies Inc., a publicly held corporation which is engaged through its subsidiaries in various aspects of the financial services industry.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

     The Adviser acts as the investment adviser of the Funds under an Investment Advisory and Management Agreement which has been approved by the Board of Directors (including a majority of the directors who are not parties to the agreement, or interested persons of any such party, other than as directors of the Funds) and the shareholders of the Funds.

     The Investment Advisory and Management Agreement will terminate automatically in the event of its assignment. In addition, the agreement is terminable at any time, without penalty, by the Board of Directors of the Company or by vote of a majority of the Company's outstanding voting securities on not more than 60 days' written notice to the Adviser, and by the Adviser on 60 days' written notice to the Company. The agreement may be terminated with respect to a particular Fund at any time by a vote of the holders of a majority of the outstanding voting securities of such Fund, upon 60 days' written notice to the Adviser. Unless sooner terminated, the agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors or by a vote of a majority of the outstanding voting securities of the Company, provided that in either event such continuance is also approved by a vote of a majority of the directors who are not parties to such agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval. If a majority of the outstanding voting securities of either Fund approves the agreement, the agreement shall continue in effect with respect to such approving Fund whether or not the shareholders of the other Fund approve the agreement.

     Pursuant to the Investment Advisory and Management Agreement, the Funds pay the Adviser monthly advisory fees equal on an annual basis to a certain percentage of each Fund's average net assets as set forth in the following table.

                                              Annual Advisory Fee
            Average Net Asset Values            as Percentage of
                  of the Fund                 Average Net Assets
            ------------------------          -------------------

          On the first $250,000,000                  .50%
          On the next $250,000,000                   .45%
          On average assets of over
           $500,000,000                              .40%


     For the fiscal years ended September 30, 1993, 1994 and 1995, National Fund paid $341,795, $368,373 and $298,729, respectively, and Minnesota Fund paid $757,465, $852,616 and $706,675, respectively, to the Adviser pursuant to the Investment Advisory and Management Agreement.


     The Adviser may, although not required under the Investment Advisory and Management Agreement, reimburse the Funds for amounts, if any, by which the Funds' total operating and management expenses (including the Adviser's compensation and amounts paid pursuant to the Company's Rule 12b-1 plan, but excluding interest, taxes, brokerage fees and commissions, and extraordinary expenses) for the fiscal year exceed a certain percentage of average daily net assets. However, this arrangement may be modified or discontinued at any time after fiscal year end, in the Adviser's discretion. The Investment Advisory and Management Agreement provides that the Adviser must make any expense reimbursements to the Funds required under state law. The laws of California provide that aggregate annual expenses of a mutual fund shall not normally exceed 2-1/2% of the first $30 million of the average net assets, 2% of the next $70 million of the average net assets and 1-1/2% of the remaining average net assets. Such expenses include the Adviser's compensation, but exclude interest, taxes, brokerage fees and commissions, extraordinary expenses and amounts paid under the Company's Rule 12b-1 Plan. The Adviser does not believe that the laws of any other state in which the Funds' shares may be offered for sale contain expense reimbursement requirements.

     Under the Investment Advisory and Management Agreement, the Adviser provides each Fund with advice and assistance in the selection and disposition of that Fund's investments. All investment decisions are subject to review by the Board of Directors of the Company. The Adviser is obligated to pay the salaries and fees of any affiliates of the Adviser serving as officers or directors of the Funds.

     The same security may be suitable for one or both of the Funds and/or for other series of the Company or other funds or private accounts managed by the Adviser or its affiliates. If and when two or more funds or accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to each fund or account. The simultaneous purchase or sale of the same securities by both Funds or by either of the Funds and other series of the Company or other funds or accounts may have a detrimental effect on a Fund, as this may affect the price paid or received by that Fund or the size of the position obtainable or able to be sold by that Fund.

EXPENSES

     The expenses of each Fund are deducted from their income before dividends are paid. These expenses include, but are not limited to, organizational costs, fees paid to the Adviser, fees and expenses of officers and directors who are not affiliated with the Adviser, taxes, interest, legal fees, transfer agent, dividend disbursing agent and custodian fees, audit fees, brokerage fees and commissions, fees and expenses of registering and qualifying the Funds and their shares for distribution under federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information annually to existing shareholders, the expenses of reports to shareholders, shareholders' meetings and proxy solicitations, distribution expenses pursuant to the Rule 12b-1 plan, and other expenses which are not expressly assumed by the Adviser under the Investment Advisory and Management Agreement. Any general expenses of the Company that are not readily identifiable as belonging to a particular series of the Company will be allocated among the series based upon the relative net assets of the series at the time such expenses were incurred.

DISTRIBUTION PLAN

     Rule 12b-1(b) under the 1940 Act provides that any payments made by the Funds in connection with financing the distribution of their shares may only be made pursuant to a written plan describing all aspects of the proposed financing of distribution, and also requires that all agreements with any person relating to the implementation of the plan must be in writing. Because some of the payments described below to be made by the Funds are distribution expenses within the meaning of Rule 12b-1, the Company has entered into an Underwriting and Distribution Agreement with the Distributor pursuant to a Distribution Plan adopted in accordance with such Rule.

     Rule 12b-1(b)(1) requires that such plan be approved by a majority of a Fund's outstanding shares, and Rule 12b-1(b)(2) requires that such plan, together with any related agreements, be approved by a vote of the Board of Directors and of the directors who are not interested persons of the Company and who have no direct or indirect interest in the operation of the plan or in the agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreement. Rule 12b-1(b)(3) requires that the plan or agreement provide, in substance:

          (a) that it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in paragraph (b)(2) of Rule 12b-1;
          (b) that any person authorized to direct the disposition of moneys paid or payable by the Company pursuant to the plan or any related agreement shall provide to the Company's Board of Directors, and the directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made; and
          (c) in the case of a plan, that it may be terminated at any time by a vote of a majority of the members of the Board of Directors of the Company who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan or by a vote of a majority of the outstanding voting securities of a Fund.

     Rule 12b-1(b)(4) requires that such a plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the plan must be approved in the manner described in paragraph (b)(2) of Rule 12b-1.

     Rule 12b-1(c) provides that the Company may rely upon Rule 12b-1(b) only if the selection and nomination of the Company's disinterested directors are committed to the discretion of such disinterested directors. Rule 12b-1(e) provides that the Company may implement or continue a plan pursuant to Rule 12b-1(b) only if the directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Sections 36(a) and
(b) of the 1940 Act, that there is a reasonable likelihood that the plan will benefit the Company and its shareholders. The Board of Directors has concluded that there is a reasonable likelihood that the Distribution Plan will benefit the Company and its shareholders.

     Pursuant to the provisions of the Distribution Plan, each Fund pays a fee to the Distributor at a monthly rate of 1/12 of .30% of such Fund's average daily net assets in connection with servicing of the Fund's shareholder accounts and in connection with distribution-related services provided with respect to the Funds. A portion of the total fee (to be determined from time to time by the Board of Directors) may be paid as a distribution fee and will be used by the Distributor to cover expenses that are primarily intended to result in, or that are primarily attributable to, the sale of shares of the Funds ("Distribution Expenses"), and the remaining portion of the fee may be paid as a shareholder servicing fee and will be used by the distributor to provide compensation for ongoing servicing and/or maintenance of shareholder accounts with respect to the Funds ("Shareholder Servicing Costs"). Distribution Expenses under the Plan include, but are not limited to, initial and ongoing sales compensation (in addition to sales charges) paid to Investment Executives of the Distributor and to other broker-dealers; expenses incurred in the printing of prospectuses, statements of additional information and reports used for sales purposes; expenses of preparation and distribution of sales literature; expenses of advertising of any type; an allocation of the Distributor's overhead; and payments to and expenses of persons who provide support services in connection with the distribution of Fund shares.
Shareholder Servicing Costs include all expenses of the Distributor incurred in connection with providing administrative or accounting services to shareholders, including, but not limited to, an allocation of the Distributor's overhead and payments made to persons, including employees of the Distributor, who respond to inquiries of shareholders of the Funds regarding their ownership of shares or their accounts with the Funds, or who provide other administrative or accounting services not otherwise required to be provided by the Funds' Adviser or transfer agent.


     For the fiscal years ended September 30, 1993, 1994 and 1995, the Distributor voluntarily limited amounts payable under the Distribution Plan to
 .21%, .20% and .22%, respectively, of average daily net assets for each of the Funds. During such periods, National Fund paid distribution fees to the Distributor of $143,122, $147,349 and $129,534, respectively, and Minnesota Fund paid distribution fees to the Distributor of $317,490, $341,046 and $306,351, respectively. The Distributor has voluntarily limited amounts payable under the Distribution Plan during fiscal 1996 to an annual rate of .22% of the average daily net assets of each of the Funds. The Distributor may terminate its voluntary fee limitation at any time in its discretion.

     Distribution fees for the fiscal year ended September 30, 1995, were used by the Distributor as follows:



                                         National Fund   Minnesota Fund
                                         -------------   --------------
Advertising                              $   -0-         $    -0-
Printing and Mailing of
  Prospectuses to Other Than
  Current Shareholders                     11,776          27,850
Compensation to Underwriters
  (trail fees to Investment Executives)   117,758         278,501
Compensation to Dealers                      -0-              -0-
Compensation to Sales Personnel
Interest, Carrying or Other
  Financing Charges                          -0-              -0-
Other (Specify)                              -0-              -0-
Total                                    $129,534        $306,351


UNDERWRITING AND DISTRIBUTION AGREEMENT

     Pursuant to the Underwriting and Distribution Agreement, the Distributor has agreed to act as the principal underwriter for the Funds in the sale and distribution to the public of shares of the Funds, either through dealers or otherwise. The Distributor has agreed to offer such shares for sale at all times when such shares are available for sale and may lawfully be offered for sale and sold. As compensation for its services, in addition to receiving its distribution fees pursuant to the Distribution Plan discussed above, the Distributor receives the sales load on sales of Fund shares set forth in the Prospectus.


     The following table sets forth the aggregate dollar amount of underwriting commissions paid by each of the Funds for the fiscal years ended September 30, 1993, 1994 and 1995, the amount of such commissions retained by the Distributor and the total dollar amount of brokerage commissions paid by each Fund to the Distributor.



                                                       Underwriting Commissions    Brokerage Commissions
                      Total Underwriting Commissions    Retained by Distributor      Paid to Distributor
                      ------------------------------   ------------------------    ---------------------
                      Fiscal    Fiscal    Fiscal    Fiscal    Fiscal    Fiscal    Fiscal    Fiscal    Fiscal
                       year      year      year      year      year      year      year      year      year
                       ended     ended     ended     ended     ended     ended     ended     ended     ended
                      9/30/93   9/30/94   9/30/95   9/30/93   9/30/94   9/30/95   9/30/93   9/30/94   9/30/95
                      -------   -------   -------   -------   -------   -------   -------   -------   -------
National              $355,391  $181,043  $36,355   $206,127  $105,005  $21,086    $-0-       $850      $-0-
Minnesota              685,043   389,325   83,956    397,325   225,809   48,694     -0-        850       -0-


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT


     Investors Fiduciary Trust Company ("IFTC"), the transfer agent for the Company, maintains certain omnibus shareholder accounts for each of the Funds. Each such omnibus account represents the accounts of a number of individual shareholders of a Fund. The Company has entered into a Shareholder Account Servicing Agreement with the Distributor, pursuant to which the Distributor provides certain transfer agent and dividend disbursing agent services for the underlying individual shareholder accounts. Pursuant to such Agreement, the Distributor has agreed to perform the usual and ordinary services of transfer agent and dividend disbursing agent not performed by IFTC with respect to the underlying individual shareholder accounts, including, without limitation, the following: maintaining all shareholder accounts, preparing shareholder meeting lists, mailing shareholder reports and prospectuses, tracking shareholder accounts for blue sky and Rule l2b-1 purposes, withholding taxes on nonresident alien and foreign corporation accounts, preparing and mailing checks for disbursement of income dividends and capital gains distributions, preparing and filing U.S. Treasury Department Form 1099 for all shareholders, preparing and mailing confirmation forms to shareholders and dealers with respect to all purchases, exchanges and liquidations of series shares and other transactions in shareholder accounts for which confirmations are required, recording reinvestments of dividends and distributions in series shares, recording redemptions of series shares, and preparing and mailing checks for payments upon redemption and for disbursements to withdrawal plan holders. As compensation for such services, the Distributor will be paid an annual fee of $7.50 per active shareholder account (defined as an account that has a balance of shares) and $1.60 per closed account (defined as an account that does not have a balance of shares, but has had activitiy within the past 12 months).
Such fee is payable on a monthly basis at a rate of 1/12 of the annual per-account charge. Such fee covers all services listed above, with the exception of preparing shareholder meeting lists and mailing shareholder reports and prospectuses. These services, along with proxy processing (if applicable) and other special service requests, are billable as performed at a mutually agreed upon fee in addition to the annual fee noted above, provided that such mutually agreed upon fee shall be fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. During the fiscal year ended September 30, 1995, National Fund paid $9,764 and Minnesota Fund paid $16,947 to the Distributor under the Agreement.


               PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

     Because each Fund's portfolio is composed exclusively of debt, rather than equity securities, most of the Funds' portfolio transactions are effected without the payment of brokerage commissions, but at net prices which usually include a markup. Most of the Funds' transactions are with the issuer or with major dealers on a principal basis acting for their own account and not as brokers. However, portfolio transactions for the Funds which are executed on an agency basis may be effected through the Distributor on a securities exchange if the commissions, fees or other remuneration received by the Distributor are reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or other futures commission merchants in connection with comparable transactions involving similar securities or similar futures contracts or options on futures contracts being purchased or sold on an exchange during a comparable period of time. In effecting portfolio transactions through the Distributor, the Funds intend to comply with Section 17(e)(1) of the 1940 Act.

     The Adviser is responsible for effecting securities transactions for each Fund. In placing orders for securities transactions, the primary criterion for the selection of a broker-dealer is the ability of the broker-dealer, in the opinion of the Adviser, to secure prompt execution of the transactions at the most favorable net price, considering the state of the market at the time. Frequently the Adviser selects a broker-dealer to effect a particular transaction without contacting all broker-dealers who might be able to effect such transaction, because of the volatility of the money market and the desire to accept a particular price for a security because the price offered by the broker-dealer meets a Fund's guidelines for profit, yield, or both.

     When consistent with the objectives of prompt execution and favorable net price, business may be placed with broker-dealers who furnish investment research or services to the Adviser. Such research or services include advice, both directly and in writing, as to the value of securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows the Adviser to supplement its own investment research activities and enables the Adviser to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Funds. To the extent portfolio transactions are effected with broker-dealers who furnish research services to the Adviser, the Adviser receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Funds from these transactions. The Adviser believes that most research services obtained by it generally benefit several or all of the investment companies and private accounts which it manages, as opposed to solely benefiting one specific managed fund or account. Normally, research services obtained through managed funds or accounts investing in common stocks would primarily benefit the managed funds or accounts which invest in common stock; similarly, services obtained from transactions in fixed-income securities would normally be of greater benefit to the managed funds or accounts which invest in debt securities.

     The Adviser has not entered into any formal or informal agreements with any broker-dealers, nor does it maintain any "formula" which must be followed in connection with the placement of the Funds' portfolio transactions in exchange for research services provided the Adviser, except as noted below. However, the Adviser does maintain an informal list of broker-dealers, which is used from time to time as a general guide in the placement of the Funds' business, in order to encourage certain broker-dealers to provide the Adviser with research services which the Adviser anticipates will be useful to it. Because the list is merely a general guide, which is to be used only after the primary criterion for the selection of broker-dealers (discussed above) has been met, substantial deviations from the list are permissible and may be expected to occur. In the event any transactions are executed on an agency basis, the Adviser will authorize the Funds to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion. If the Funds execute any transactions on an agency basis, they will generally pay higher than the lowest commission rates available.

     Any portfolio transactions for the Funds executed on an agency basis, including transactions in futures contracts and options thereon, may be effected through the Distributor. In determining the commissions to be paid to the Distributor in connection with transactions effected on a securities exchange, it is the policy of the Funds that such commissions will, in the judgment of the Adviser, subject to review by the Board of Directors, be both (a) at least as favorable as those which would be charged by other qualified brokers or futures commission merchants in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time, and (b) at least as favorable as commissions contemporaneously charged by the Distributor on comparable transactions for its most favored comparable unaffiliated customers. While the Funds do not deem it practicable and in their best interest to solicit competitive bids for commission rates on each transaction, consideration will regularly be given to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers and futures commission merchants.


     Neither Fund paid any brokerage commissions for the fiscal year ended September 30, 1993. For the fiscal year ended September 30, 1994, National Fund and Minnesota Fund each paid $850 in brokerage commissions in connection with options and futures transactions. For the fiscal year ended September 30, 1995, neither Fund paid any brokerage commissions.



     From time to time the Funds may acquire the securities of their regular brokers or dealers or parent companies of such brokers or dealers. Neither Fund purchased securities of its regular brokers or dealers or parent companies of such brokers or dealers during the 1995 fiscal year.


                      CAPITAL STOCK AND OWNERSHIP OF SHARES

     Each Fund's shares of common stock have a par value of $.01 per share, and have equal rights to share in dividends and assets. The shares possess no preemptive or conversion rights. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and in such event the holders of the remaining shares will be unable to elect any directors.


     As of November 1, 1995, no shareholder was known by the Funds to own beneficially 5% or more of the outstanding shares of either of the Funds. The directors and officers of the Company as a group owned less than 1% of the outstanding shares of each of the Funds as of such date.


                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

     The method for determining the public offering price of Fund shares is summarized in the Prospectus in the text following the headings "How to Purchase Shares--Public Offering Price" and "Valuation of Shares." The net asset value of each Fund's shares is determined on each day on which the New York Stock Exchange is open, provided that the net asset value need not be determined on days when no Fund shares are tendered for redemption and no order for Fund shares is received. The New York Stock Exchange is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend):
New Year's Day, Presidents' Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving and Christmas.

     The portfolio securities in which each Fund invests fluctuate in value, and hence the net asset value per share of each Fund also fluctuates. On
September 30, 1994, the net asset value per share for each Fund was calculated as follows:


                                  NATIONAL FUND

     Net Assets ($57,060,653)           =    Net Asset Value Per Share
     -----------------------------                ($10.69)
     Shares Outstanding (5,336,531)



                                 MINNESOTA FUND

     Net Assets ($133,857,105)          = Net Asset Value Per Share
     -----------------------------                ($10.81)
     Shares Outstanding (12,377,572)


     In each case, a sales charge of 4.17% of the net asset value (in the case of sales of less than $100,000) will be added to the net asset value per share to determine the public offering price per share.

                         CALCULATION OF PERFORMANCE DATA

     Advertisements and other sales literature for the Funds may refer to "yield," "tax equivalent yield," "average annual total return" or "cumulative total return." Such amounts are calculated as follows:

     Yield is computed by dividing the net investment income per share (as defined under Securities and Exchange Commission rules and regulations) earned during the computation period by the maximum offering price per share on the last day of the period, according to the following formula:

                                        a-b   6
                             YIELD = 2[(---  + 1)  - 1]
                                        cd

     Where:    a    =    dividends and interest earned during the period;
               b    =    expenses accrued for the period (net of
                         reimbursements);
               c    =    the average daily number of shares outstanding during
                         the period that were entitled to receive dividends; and
               d    =    the maximum offering price per share on the last day of
                         the period.


     National Fund's yield for the 30-day period ended September 30, 1995 was 4.68%. For the same period, Minnesota Fund's yield was 5.62%.


     Tax equivalent yield is computed by dividing that portion of the yield of a Fund (as computed pursuant to the above paragraph) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.


     National Fund's tax equivalent yield for the 30-day period ended September 30, 1995 was 6.78%, assuming a federal income tax rate of 31%. For the same period, Minnesota Fund's tax equivalent yield was 9.30%, assuming a combined federal/Minnesota income tax rate of 39.6%.


     Average annual total return figures are computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                        n
                                  P(1+T)  = ERV

     Where:    P    =    a hypothetical initial payment of $1,000;
               T    =    average annual total return;
               n    =    number of years; and
               ERV  =    ending redeemable value at the end of the period of a
                         hypothetical $1,000 payment made at the beginning of such period.

This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

     During some of the periods for which average annual total return is calculated, the Adviser waived or paid certain expenses of the Funds, thereby increasing average annual total return. These expenses may or may not be waived or paid in the future, in the Adviser's discretion.


     The following table sets forth the average annual total return of each Fund for various periods ended September 30, 1995:



                                                  Average Annual Total Return
                        ---------------------------------------------------------------------------------
                                                                               Absent Voluntary
                                       Actual                                     Fee Waivers
                        ------------------------------------         ------------------------------------
                                                     Since                                        Since
                        1 Year         5 Year      Inception         1 Year         5 Year      Inception
                        ------         ------      ---------         ------         ------      ---------
National Fund
  (Inception 7/11/88)    5.89 %         7.51%         7.21%             *            7.47%         7.00%

Minnesota Fund
  (Inception 7/11/88)    6.92%          7.50%         7.14%             *            7.50%         7.14%


*  No fees waived during this period.

     Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                       ERV-P
                                CTR = (----) 100
                                        P

     Where:    CTR  =    Cumulative total return
               ERV  =    ending redeemable value at the end of the period of a
                         hypothetical $1,000 payment made at the beginning of
                         such period; and
               P    =    initial payment of $1,000

This calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.


     The cumulative total returns for the period from July 11, 1988 (commencement of operations) through September 30, 1995 for National Fund and Minnesota Fund were 65.33% and 64.64%, respectively. The Adviser waived or paid certain expenses of the Funds during this time period and such expenses may or may not be waived in the future. Absent any voluntary payments or waivers, National Fund's cumulative total return for the same period would have been 65.12% and Minnesota Fund's cumulative total return would have been 64.64%.



     Comparative performance information may be used from time to time in advertising the Funds' shares, including data from Lipper Analytical Services, Inc. and other industry publications. The performance of National Fund and Minnesota Fund may be compared, respectively, to the performance of National Tax-Exempt Funds and Minnesota Tax-Exempt funds as reported by Lipper Analytical Services, Inc., to various unmanaged market indices or to data from Morningstar, Inc. or other entities or organizations that track the performance of investment companies.


                               PURCHASE OF SHARES

     An investor may qualify for a reduced sales charge immediately by signing a nonbinding Letter of Intent stating the investor's intention to invest within a 13-month period, beginning not earlier than 90 days prior to the date of execution of the Letter, a specified amount which, if made at one time, would qualify for a reduced sales charge. Reinvested dividends will be treated as purchases of additional shares. Any redemptions made during the term of the Letter of Intent will be subtracted from the amount of purchases in determining whether the Letter of Intent has been completed. During the term of a Letter of Intent, IFTC will hold shares representing 5% of the amount that the investor intends to invest during the 13-month period in escrow for payment of a higher sales charge if the full amount indicated in the Letter of Intent is not purchased. Dividends on the escrowed shares will be paid to the shareholder. The escrowed shares will be released when the full amount indicated has been purchased. If the full indicated amount is not purchased within the 13-month period, the investor will be required to pay, either in cash or by liquidating escrowed shares, an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge the investor would have paid on his or her aggregate purchases if the total of such purchases had been made at a single time.

                              REDEMPTION OF SHARES

GENERAL

     Redemption of shares, or payment, may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said Exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Funds of securities owned by them is not reasonably practicable, or it is not reasonably practicable for the Funds fairly to determine the value of their net assets, or (d) during any other period when the Securities and Exchange Commission, by order, so permits, provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.

     Shareholders who purchased shares through a broker-dealer other than the Distributor may also redeem such shares by written request to IFTC at the address set forth in the Prospectus. To be considered in proper form, written requests for redemption should indicate the dollar amount or number of shares to be redeemed, refer to the shareholder's Fund account number, and give either a social security or tax identification number. The request should be signed in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign. If shares to be redeemed have a value of $10,000 or more or redemption proceeds are to be paid to someone other than the shareholder at the shareholder's address of record, the signature(s) must be guaranteed by an "eligible guarantor institution," which includes a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic stock exchange, a savings association or a credit union that is authorized by its charter to provide a signature guarantee. IFTC may reject redemption instructions if the guarantor is neither a member of nor a participant in a signature guarantee program. Signature guarantees by notaries public are not acceptable. The purpose of a signature guarantee is to protect shareholders against the possibility of fraud. Further documentation will be requested from corporations, administrators, executors, personal representatives, trustees and custodians. Redemption requests given by facsimile will not be accepted. Unless other instructions are given in proper form, a check for the proceeds of the redemption will be sent to the shareholder's address of record.

REINSTATEMENT PRIVILEGE

     A shareholder who has redeemed shares of a Fund may reinvest all or part of the redemption proceeds in shares of any Fund within 30 days without payment of an additional sales charge. The Distributor will refund to any shareholder a pro rata amount of any contingent deferred sales charge paid by such shareholder in connection with a redemption of Fund shares if and to the extent that the redemption proceeds are reinvested within 30 days of such redemption in any mutual fund managed by the Adviser. Such refund will be based upon the ratio of the net asset value of shares purchased in the reinvestment to the net asset value of shares redeemed. Reinvestments will be allowed at net asset value without the payment of a front-end sales charge, irrespective of the amounts of the reinvestment, but shall be subject to the same pro rata contingent deferred sales charge that was applicable to the earlier investment; however, the period during which the contingent deferred sales charge shall apply on the newly issued shares shall be the period applicable to the redeemed shares extended by the number of days between the redemption and the reinvestment dates (inclusive).

SYSTEMATIC WITHDRAWAL PLAN

     To establish a Systematic Withdrawal Plan for any Fund and receive regular periodic payments, an account must have a value of $5,000 or more. A request to establish a Systematic Withdrawal Plan must be submitted in writing to an investor's Piper Jaffray Investment Executive or other broker-dealer. There are no service charges for maintenance; the minimum amount that may be withdrawn each period is $100. (This is merely the minimum amount allowed and should not be interpreted as a recommended amount.) The holder of a Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional shares at net asset value. To provide funds for payment, the appropriate Fund will redeem as many full and fractional shares as necessary at the redemption price, which is net asset value. Redemption of shares may reduce or possibly exhaust the shares in your account, particularly in the event of a market decline. As with other redemptions, a redemption to make a withdrawal payment is a sale for federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of such payments may be a return of capital.

     The maintenance of a Systematic Withdrawal Plan for a Fund concurrent with purchases of additional shares of that Fund would be disadvantageous because of the sales commission involved in the additional purchases. A confirmation of each transaction showing the sources of the payment and the share and cash balance remaining in the account will be sent. The plan may be terminated on written notice by the shareholder or the appropriate Fund, and it will terminate automatically if all shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. The amount and schedule of withdrawal payments may be changed or suspended by giving written notice to your Piper Jaffray Investment Executive or other broker-dealer at least seven business days prior to the end of the month preceding a scheduled payment.

                                    TAXATION

     Pursuant to the Internal Revenue Code of 1986 (the "Code"), each Fund will be subject to a nondeductible excise tax equal to 4% of the excess, if any, of the amount required to be distributed pursuant to the Code for each calendar year over the amount actually distributed. In order to avoid the imposition of this excise tax, each Fund generally must declare dividends by the end of a calendar year representing 98% of the Fund's ordinary income for the calendar year and 98% of its capital gain net income (both long-term and short-term capital gains) for the 12-month period ending October 31 of the calendar year.

     Ordinarily, distributions and redemption proceeds earned by a Fund shareholder are not subject to withholding of federal income tax. However, 31% of a Fund shareholder's distributions and redemption proceeds must be withheld if a Fund shareholder fails to supply the Fund or its agent with such shareholder's taxpayer identification number or if a Fund shareholder who is otherwise exempt from withholding fails to properly document such shareholder's status as an exempt recipient.

     Any loss on the sale or exchange of shares of a Fund generally will be disallowed to the extent that a shareholder acquires or contracts to acquire shares of the same Fund within 30 days before or after such sale or exchange. In addition, if a shareholder disposes of shares within 90 days of acquiring such shares and purchases other shares of the Company or another mutual fund managed by the Adviser at a reduced sales charge, the shareholder's tax basis for determining gain or loss on the shares which are disposed of is reduced by the lesser of the amount of the sales charge that was paid when the shares disposed of were acquired or the amount by which the sales charge for the new shares is reduced. If a shareholder's tax basis is so reduced, the amount of the reduction is treated as part of the tax basis of the new shares.

     Any loss on the sale or exchange of shares of a Fund held for six months or less (although regulations may reduce this time period to 31 days) will be disallowed for federal and Minnesota income tax purposes to the extent of the amount of any exempt-interest dividend received with respect to such shares. This loss disallowance rule applies to Minnesota taxpayers (including corporations) even though all or a portion of such dividend is not excluded from Minnesota taxable income. Certain deductions otherwise allowable to financial institutions and property and casualty insurance companies will be eliminated or reduced by reason of the receipt of certain exempt-interest dividends.

     Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends, such as each Fund, will not be deductible by a shareholder in proportion to the ratio of exempt-interest dividends to all dividends other than those treated as long-term capital gains. Indebtedness may be allocated to shares of either Fund even though not directly traceable to the purchase of such shares. Federal law also restricts the deductibility of other expenses allocable to shares of each Fund. Similar nondeductibility rules apply under Minnesota law to individuals, estates and trusts, even as to exempt-interest dividends that are not excluded from Minnesota taxable net income.

     For federal income tax purposes, an alternative minimum tax ("AMT") is imposed on taxpayers to the extent that such tax exceeds a taxpayer's regular income tax liability (with certain adjustments). Exempt-interest dividends attributable to interest income on certain tax-exempt obligations issued after August 7, 1986 to finance certain private activities are treated as an item of tax preference that is included in alternative minimum taxable income for purposes of computing the federal alternative minimum tax for all taxpayers and the federal environmental tax on corporations. The Funds may invest in obligations the interest on which is treated as an item of tax preference, to the extent set forth in the Prospectus. In addition, a portion of all other tax-exempt interest received by a corporation, including exempt-interest dividends, will be included in adjusted current earnings and earnings and profits for purposes of determining the federal corporate alternative minimum tax, the environmental tax imposed on corporations by Section 59A of the Code, and the branch profits tax imposed on foreign corporations under Section 884 of the Code.


     Because liability for AMT in the case of individuals and the corporate minimum tax in the case of corporations will depend upon the regular tax liability and tax preference items of a specific taxpayer, the extent, if any, to which any tax preference items resulting from investment in a Fund will be subject to the tax will depend upon each shareholder's individual situation. For shareholders with substantial tax preferences, the AMT or corporate minimum tax could reduce the after-tax economic benefits of an investment in the Fund. Each shareholder is advised to consult his or her tax adviser with respect to the possible effects of such tax preference items.


     For shareholders who are or may become recipients of Social Security benefits, exempt-interest dividends are includable in computing "modified adjusted gross income" for purposes of determining the amount of Social Security benefits, if any, that is required to be included in gross income. The maximum amount of Social Security benefits includable in gross income is 85%.

     The Code also forbids a regulated investment company from earning 30% or more of its gross income from the sale or other disposition of securities, futures contracts and options held less than three months.

     The Code requires a regulated investment company to diversify its holdings. The Internal Revenue Service has not made its position clear regarding the treatment of futures contracts and options for purposes of the diversification test, and the extent to which a Fund could buy or sell futures contracts and options may be limited by this requirement.

     Gain or loss on futures contracts and options is taken into account when realized by entering into a closing transaction or by exercise. In addition, with respect to many types of futures contracts and options held at the end of a Fund's taxable year, unrealized gain or loss on such contracts is taken into account at the then current fair market value thereof under a special "marked-to-market, 60/40 system," and such gain or loss is recognized for tax purposes. The gain or loss from such futures contracts and options
(including premiums on certain options that expire unexercised) is treated as 60% long-term and 40% short-term capital gain or loss, regardless of their holding period. The amount of any capital gain or loss actually realized by a Fund in a subsequent sale or other disposition of such futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale under the "marked-to-market, 60/40 system." Notwithstanding the rules described above, with respect to certain futures contracts, a Fund may make an election that will have the effect of exempting all or a part of those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of the Fund's taxable year. All or part of any loss realized by the Fund on any closing of a futures contract may be deferred until all of the Fund's offsetting positions with respect to the futures contracts are closed.

     The foregoing relates only to federal and Minnesota income taxation. Prospective shareholders should consult their tax advisers as to the possible application of other state and local income tax laws to Fund distributions.

                               GENERAL INFORMATION


     The Board of Directors may, without shareholder approval, create and issue one or more additional classes of shares within each Fund, as well as within any series of the Company created in the future. All classes of shares in a Fund would be identical except that each class of shares would be available through a different distribution channel and certain classes might incur different expenses for the provision of distribution services or the provision of shareholder services or administration assistance by institutions. Shares of each class would share equally in the gross income of a series, but any variation in expenses would be charged separately against the income of the particular class incurring such expenses. This would result in variations in net investment income accrued and dividends paid by and in the net asset value of the different classes of a series. This ability to create multiple classes of shares within each series of the Company will allow the Company in the future the flexibility to better tailor its methods of marketing, administering and distributing shares of the Funds to the needs of particular investors and to allocate expenses related to such marketing, administration and distribution methods to the particular classes of shareholders of the Fund incurring such expenses.



     On an issue affecting only a particular series, the shares of the affected series vote separately. An example of such an issue would be a fundamental investment restriction pertaining to only one series. In voting on the Investment Advisory and Management Agreement (the "Agreement"), approval of the Agreement by the shareholders of a particular series would make the Agreement effective as to that series whether or not it had been approved by the shareholders of the other series.



     The assets received by the Company for the issue or sale of shares of each series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to such series, and constitute the underlying assets of such series. The underlying assets of each series are required to be segregated on the books of account, and are to be charged with the expenses in respect to such series and with a share of the general expenses of the Company. Any general expenses of the Company not readily identifiable as belonging to a particular series shall be allocated among the series based upon the relative net assets of the series at the time such expenses were accrued.


     Minnesota has enacted legislation which authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care" (the duty to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (a) for any breach of the director's duty of "loyalty" to the corporation or its shareholders (the duty to act in good faith and in a manner reasonably believed to be in the best interest of the corporation), (b) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (c) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (d) for any transaction from which the director derived an improper personal benefit. Minnesota law does not permit elimination or limitation of a director's liability under the 1933 Act or the Securities Exchange Act of 1934, and the 1940 Act prohibits elimination or limitation of a director's liability for acts involving willful malfeasance, bad faith, gross negligence or reckless disregard of the duties of a director. The Articles of Incorporation of Piper Global limit the liability of directors to the fullest extent permitted by Minnesota law and the 1940 Act.

                              FINANCIAL STATEMENTS


     The audited financial statements and supplementary schedules for the Funds as of September 30, 1995, have been incorporated by reference into this Statement of Additional Information from the Funds' annual report to shareholders in reliance on the report of KPMG Peat Marwick LLP, 4200 Norwest Center, Minneapolis, Minnesota 55402, independent auditors of the Funds, given on the authority of such firm as experts in accounting and auditing.


                               PENDING LITIGATION


     Complaints have been brought in federal and state court relating to one open-end and twelve closed-end investment companies managed by the Adviser and to two open-end funds for which the Adviser has acted as sub-adviser. An Amended Consolidated Class Action Complaint was filed on October 5, 1994 in the United States District Court, District of Minnesota, against the Institutional Government Income Portfolio (a series of the Company), the Adviser, the Distributor, William H. Ellis and Edward J. Kohler alleging certain violations of federal and state securities laws, including the making of materially misleading statements in the prospectus, common law negligent misrepresentation and breach of fiduciary duty. This is a consolidated putative class action in which claims brought by 11 persons or entities have been consolidated under the title IN RE: PIPER FUNDS INC. INSTITUTIONAL GOVERNMENT INCOME PORTFOLIO LITIGATION. The named plaintiffs in the complaint purport to represent a class of individuals and groups who purchased shares of Institutional Government Income Portfolio during the putative class period of July 1, 1991 through May 9, 1994. The named plaintiffs and defendants have entered into a settlement agreement which has received preliminary approval from the Court. The terms of the settlement are set forth in a Settlement Agreement dated July 20, 1995 (as modified by an Addendum filed on July 28, 1995). The Settlement Agreement contained a provision which would have permitted the defendants to cancel the Agreement if shareholders who had incurred a cumulative "Loss" (as defined under the Agreement) of more than 10% of the Loss sustained by the entire class had opted out. The deadline for requesting exclusion from the class has passed,
and the Loss sustained by persons requesting exclusion is less than 10%.   If
granted final approval by the Court, the Settlement Agreement would provide up to approximately $70 million, together with interest earned, less certain disbursements and attorneys fees as approved by the Court, to class members in payments scheduled over approximately three years. Such payments would be made by Piper Jaffray Companies Inc. and the Adviser and would not be an obligation of the Institutional Government Income Portfolio or the Company.



     Six additional complaints, which are based on claims similar to those asserted in the first complaint, have been brought relating to the Institutional Government Income Portfolio series of the Company. The first of such complaints was filed in the same court against the same parties on October 21, 1994, by Eltrax Systems, Inc. A second additional complaint was filed against the Company, the Adviser, the Distributor and Piper Jaffray Companies Inc. on September 30, 1994 in the United States District Court, District of Colorado. Plaintiffs in the complaint are Gary Pashel and Gregg S. Hayutin, Trustees of the Mae Pashel Trust; Mae Pashel, individually; Gary Pashel and Michael H. Feinstein, Trustees of the Robert Hayutin Insurance Trust; and Dennis E. Hayutin, Gregg S. Hayutin and Gary Pashel, Trustees of the Marie Ellen Hayutin Trust. The third additional complaint, a putative class action, was filed on November 1, 1994 in the United States District Court, District of Idaho by the Idaho Association of Realtors, Inc., a non-profit Idaho corporation. The complaint was filed against the Institutional Government Income Portfolio series of the Company, the Adviser, the Distributor, Piper Jaffray Companies Inc., William H. Ellis and Edward J. Kohler. The fourth complaint, also a putative class action, was filed in the United States District Court for the District of Minnesota, Third Division, on January 25, 1995. The Complaint was brought by Louise S. Maher and John A. Raetz against the Company, the Institutional Government Income Portfolio series of the Company, the Adviser, the Distributor, Piper Jaffray Companies Inc., William H. Ellis and Edward J. Kohler. The fifth complaint was brought on April 11, 1995, and in the future may be filed in the Minnesota State District Court, Hennepin County. The plaintiff, Frank R. Berman, Trustee of Frank R. Berman Professional CP Pension Plan Trust, sued individually and not on behalf of any putative class. Defendants are the Distributor, the Company, Morton Silverman and Worth Bruntjen. A sixth complaint relating to the Institutional Government Income Portfolio series of the Company was filed on June 22, 1995 in the Montana Thirteenth Judicial District Court, Yellowstone County by Beverly Muth against the Distributor and Teresa L. Darnielle. In addition to the above complaints, a number of actions have been commenced in arbitration by individual investors in the Institutional Government Income Portfolio. The complaints discussed in this paragraph generally have been consolidated with the IN RE: PIPER FUNDS INC. action for pretrial purposes and the arbitrations and litigation have been stayed pending entry of an order by the Court permitting those class members who have requested exclusion to proceed with their actions.



     A complaint was filed by Herman D. Gordon on October 20, 1994, in the United States District Court, District of Minnesota, against American Adjustable Rate Term Trust Inc.--1998, American Adjustable Rate Term Trust Inc.--1999, the Adviser, the Distributor, Piper Jaffray Companies Inc., Benjamin Rinkey, Jeffrey Griffin, Charles N. Hayssen and Edward J. Kohler. A second complaint was filed by Frank Donio, I.R.A. and other plaintiffs on April 14, 1995, in the United States

District Court, District of Minnesota, against American Adjustable Rate Term Trust Inc.--1996, American Adjustable Rate Term Trust Inc.--1997, American Adjustable Rate Term Trust Inc.--1998, American Adjustable Rate Term Trust Inc.- -1999, the Adviser, the Distributor, Piper Jaffray Companies Inc. and certain associated individuals. Plaintiffs in both actions filed a Consolidated Amended Class Action Complaint on May 23, 1995 and by Order dated June 8, 1995, the Court consolidated the two putative class actions. The consolidated amended complaint, which purports to be a class action, alleges certain violations of federal and state securities laws, breach of fiduciary duty and negligent misrepresentation.



     A complaint was filed by Carson H. Bradley on February 3, 1995 in the Sixth Judicial District of the State of Idaho against American Government Income Fund Inc., American Government Income Portfolio Inc., the Adviser, the Distributor and Worth Bruntjen. The complaint alleges negligent misrepresentation, breach of fiduciary duty and breach of contract. The action has been removed to Federal District Court for the District of Idaho.



     A complaint was filed by Gary E. Nelson on June 28, 1995 in the United States District Court for the Western District of Washington at Seattle against American Strategic Income Portfolio Inc. - II, the Adviser, the Distributor, Piper Jaffray Companies Inc., Worth Bruntjen, Charles N. Hayssen, Michael Jansen, William H. Ellis and Edward J. Kohler. A second complaint was filed by the same individual in the same court on July 12, 1995 against American Opportunity Income Fund Inc., the Adviser, the Distributor, Piper Jaffray Companies Inc., Worth Bruntjen, Charles N. Hayssen, Michael Jansen, William H.
Ellis and Edward J. Kohler.   On September 7, 1995, Christian Fellowship
Foundation Peace United Church of Christ, Gary E. Nelson and Lloyd Schmidt filed an amended complaint purporting to be a class action in the United States District Court for the District of Washington. The complaint was filed against American Government Income Portfolio, Inc., American Government Income Fund Inc., American Government Term Trust, Inc., American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. -- II, American Strategic Income Portfolio Inc. -- III, American Opportunity Income Fund Inc., American Select Portfolio Inc., Piper Jaffray Companies Inc., Piper Jaffray Inc., the Adviser and certain associated individuals. By Order filed October 5, 1995, the complaints were consolidated. The amended complaint alleges generally that the prospectus and financial statements of each investment company were false and misleading. Specific violations of various federal securities laws are alleged with respect to each investment company. The complaint also alleges that the defendants violated the Racketeer Influenced and Corrupt Organizations Act, the Washington State Securities Act and the Washington Consumer Protection Act.



     Complaints have also been filed relating to two open-end funds for which the Adviser has acted as sub-adviser, Managers Intermediate Mortgage Fund and Managers Short Government Fund. A complaint was filed on September 26, 1994 in the United States District Court, District of Connecticut, by Florence R. Hosea, Bobby W. Hosea, Getrud B. Dale and Peter M. Dale, Andrew Poffel and Diane Poffel as tenants by the Entireties, Myrone Sarone, Donna M. DiPalo, Bernard B. Geltner and Gail Geltner and Paul Delman. The complaint was filed against The Managers Funds, the Managers Funds, L.P., Robert P. Watson, the Adviser, the Distributor, an individual associated with the Adviser, Evaluation Associates, Inc. and Managers


                                       -32

Intermediate Mortgage Fund. The complaint, which is a putative class action, alleges certain violations of federal securities laws, including the making of false and misleading statements in the prospectus, and alleges negligent misrepresentation, breach of fiduciary duty and common law fraud. A similar complaint was filed as a putative class action in the same court on November 4, 1994. The complaint was filed by Karen E. Kopelman against The Managers Fund, The Managers Funds, L.P., Robert P. Watson, the Adviser, the Distributor, Worth Bruntjen, Evaluation Associates, Inc. and Managers Intermediate Mortgage Fund. The two putative class actions were consolidated by court order on December 13, 1994. Plaintiffs filed an Amended and Restated Complaint on July 19, 1995. A complaint relating to the Managers Short Government Fund was filed on November 18, 1994 in the United States District Court, District of Minnesota. The complaint was filed by Robert Fleck as a putative class action against The Managers Funds, The Managers Funds, L.P., the Adviser, the Distributor, Worth Bruntjen, Evaluation Associates, Inc., Robert P. Watson, John E. Rosati, William
M. Graulty, Madeline H. McWhinney, Steven J. Pasggioli, Thomas R. Schneeweis and Managers Short Government Fund, F/K/A/ Managers Short Government Income Fund. The complaint alleges certain violations of federal securities laws, including the making of false and misleading statements in the prospectus, and negligent misrepresentation.



     The Adviser and Distributor do not believe that the settlement reached in connection with the first lawsuit described above, or any other of the above lawsuits, will have a material adverse effect upon their ability to perform under their agreements with the Funds, and they intend to defend the remaining lawsuits vigorously.

                                   APPENDIX A
                              RATINGS OF TAX-EXEMPT
                         SECURITIES AND COMMERCIAL PAPER

     The four highest ratings of Moody's Investors Service, Inc. ("Moody's") for tax exempt securities are Aaa, Aa, A and Baa. Tax exempt securities rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to tax exempt securities which are of "high quality by all standards," but as to which margins of protection or other elements make long term risks appear somewhat larger than Aaa rated tax exempt securities. The Aaa and Aa rated tax exempt securities comprise what are generally known as "high grade bonds." Tax exempt securities which are rated A by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A rated tax exempt securities are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Tax exempt securities rated Baa are considered as "medium grade" obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such tax exempt securities lack outstanding investment characteristics and in fact have speculative characteristics as well. Those securities in the A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols A 1 and Baa 1. Other A and Baa securities comprise the balance of their respective groups. These rankings (1) designate the securities which offer the maximum in security within their quality group, (2) designate securities which can be bought for possible upgrading in quality and
(3) additionally afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the market place.

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk may be less important over the short run. A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as VMIG if the demand feature is rated. Short-term ratings on issues with demand features are differentiated to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Loans bearing the MIG-1 or VMIG-1 designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2 or VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the preceding group. Loans bearing the MIG-3 or VMIG-3 and MIG-4 or VMIG-4 designations are of lower quality.


     The four highest ratings of Standard & Poor's Ratings Services ("Standard & Poor's") for tax exempt securities are AAA, AA, A and BBB. Tax exempt securities rated AAA bear the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest. Tax exempt securities rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Securities rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating, which is the lowest "investment grade" security rating by Standard & Poor's, indicates an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for securities in this category than for securities in the A category.


     A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The designation SP-1 indicates a very strong or strong capacity to pay principal and interest. The designation SP-2 indicates a satisfactory capacity to pay principal and interest.

     Commercial paper ratings are graded by Standard & Poor's into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the A rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with designation 1, 2, and 3 to indicate the relative degree of safety. The "A-1" designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus sign designation. The "A-2" designation indicates that the degree of safety regarding timely payment is strong.

     Moody's commercial paper ratings are opinions of the ability of the issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

     Prime-1                            Superior capacity for repayment of
                                        short-term promissory obligations.

     Prime-2                            Strong capacity for repayment of
                                        short-term promissory obligations.

     Prime-3 Acceptable capacity for repayment of short-term promissory obligations.

                                   APPENDIX B
                          FUTURES CONTRACTS AND OPTIONS

FUTURES CONTRACTS

     Each Fund may purchase and sell interest rate futures contracts and options thereon. An interest rate futures contract creates an obligation on the part of the seller (the "short") to deliver, and an offsetting obligation on the part of the purchaser (the "long") to accept delivery of, the type of financial instrument called for in the contract in a specified delivery month for a stated price. A majority of transactions in interest rate futures contracts, however, do not result in the actual delivery of the underlying instrument, but are settled through liquidation, i.e., by entering into an offsetting transaction. The futures contracts to be traded by the Fund are traded only on commodity exchanges--known as "contract markets"--approved for such trading by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. These contract markets, through their clearing corporations, guarantee that the contracts will be performed. Presently, interest rate futures contracts are based on such debt securities as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, three-month U.S. Treasury Bills and bank certificates of deposit.

     Although most interest rate futures contracts by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a short position is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery month. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the trader realizes a loss. Similarly, the closing out of a long position is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss.

     The purchase or sale of a futures contract differs from the purchase or sale of a security, in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the Adviser and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the custodian in the name of the broker. This amount is known as "initial margin," and represents a "good faith" deposit assuring the performance of both the purchaser and the seller under the futures contract. Subsequent payments to and from the broker, known as "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates, making the long or short positions in the futures contract more or less valuable, a process known as "marking to the market." Prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

     Each Fund also may purchase and sell futures contracts on an index of municipal securities. These instruments provide for the purchase or sale of a hypothetical portfolio of municipal bonds at a fixed price in a stated delivery month. Unlike most other futures contracts, however, a municipal bond index futures contract does not require actual delivery of securities, but results in a cash settlement based upon the difference in value of the index between the time the contract was entered into and the time it is liquidated.

     The municipal bond index underlying these futures contracts is The Bond Buyer Municipal Bond Index, developed by THE BOND BUYER and the Chicago Board of Trade ("CBT"), the contract market on which the futures contracts are traded. The index is comprised of 40 tax-exempt term municipal revenue and general obligation bonds. Each bond included in the index must be rated A- or higher by Standard and Poor's or A or higher by Moody's and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the index. The value of the index is computed daily according to a formula based upon the price of each bond in the index, as evaluated by four dealer-to-dealer brokers.

     The municipal bond index futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

     The purpose of the acquisition or sale of futures contracts by the Funds, as holders of long-term municipal securities, is to hedge against fluctuations in rates on such securities without actually buying or selling long-term municipal securities. For example, if a Fund owns long-term bonds and interest rates are expected to increase, the Fund might sell futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. If interest rates increase as anticipated by the Adviser, the value of certain long-term securities in the portfolio would decline, but the value of the Fund's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Of course, since the value of the securities in each Fund's portfolio will far exceed the value of the futures contracts sold by such Fund, an increase in the value of the futures contracts could only mitigate--but not totally offset--the decline in the value of the portfolio.

     Similarly, when it is expected that interest rates may decline, futures contracts could be purchased to hedge against a Fund's anticipated purchases of long-term bonds at higher prices. Since the rate of fluctuation in the value of futures contracts should be similar to that of long-term bonds, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund's cash could then be used to buy long-term bonds on the cash market. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase or by buying bonds with long maturities and selling bonds with short maturities when interest rates are expected to decline. However, in circumstances when the market for bonds may not be as liquid as that for futures contracts, the ability to invest in such contracts could enable a Fund to react more quickly to anticipated changes in market conditions or interest rates.

OPTIONS ON FUTURES CONTRACTS

     The Funds may purchase and sell put and call options on interest rate and municipal bond index futures contracts which are traded on a United States exchange or board of trade as a hedge against changes in interest rates, and will enter into closing transactions with respect to such options to terminate existing positions. Options on interest rate futures contracts are currently available with respect to Treasury bonds (direct obligations of the U.S. Treasury which generally have maturities of greater than ten years). An options contract based on the municipal bond index futures contract discussed above was introduced on the CBT in June 1987. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. Options on futures contracts are similar to options on securities, which give the purchaser the right, in return for the premium paid, to purchase or sell securities. A call option gives the purchaser of such option the right to buy, and obliges its writer to sell, a specified underlying futures contract at a stated exercise price at any time prior to the expiration date of the option. A purchaser of a put option has the right to sell, and the writer has the obligation to buy, such contract at the exercise price during the option period. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the interest rate futures contract on the expiration date. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).

Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset values of the Funds. In connection with the writing of options on futures contracts, a Fund will make initial margin deposits and make or receive maintenance margin payments that reflect changes in the market value of such options. Premiums received from the writing of an option are included in initial margin deposits.

     PURCHASE OF PUT OPTIONS ON FUTURES CONTRACTS. A Fund will purchase put options on futures contracts if the Adviser anticipates a rise in interest rates. Because the value of an interest rate or municipal bond index futures contract moves inversely in relation to changes in interest rates, a put option on such a contract becomes more valuable as interest rates rise. By purchasing put options on futures contracts at a time when the Adviser expects interest rates to rise, a Fund will seek to realize a profit to offset the loss in value of its portfolio securities.

     PURCHASE OF CALL OPTIONS ON FUTURES CONTRACTS. A Fund will purchase call options on futures contracts if the Adviser anticipates a decline in interest rates. The purchase of a call option on an interest rate or municipal bond index futures contract represents a means of obtaining temporary exposure to market appreciation at limited risk. Because the value of an interest rate or municipal bond index futures contract moves inversely in relation to changes to interest rates, a call option on such a contract becomes more valuable as interest rates decline. A Fund will purchase a call option on a futures contract to hedge against a decline in interest rates in a market advance when the Fund is holding cash. The Fund can take advantage of the anticipated rise in the value of long-term securities without actually buying them until the market is stabilized. At that time, the options can be liquidated and the Fund's cash can be used to buy long-term securities.

     WRITING CALL OPTIONS ON FUTURES CONTRACTS. A Fund will write call options on futures contracts if the Adviser anticipates a rise in interest rates. As interest rates rise, a call option on such a contract becomes less valuable. If the futures contract price at expiration of the option is below the exercise price, the option will not be exercised and the Fund will retain the full amount of the option premium. Such amount provides a partial hedge against any decline that may have occurred in the Fund's portfolio securities.

     WRITING PUT OPTIONS ON FUTURES CONTRACTS. A Fund will write put options on futures contracts if the Adviser anticipates a decline in interest rates. As interest rates decline, a put option on an interest rate or municipal bond index futures contract becomes less valuable. If the futures contract price at expiration of the option has risen due to declining interest rates and is above the exercise price, the option will not be exercised and the Fund will retain the full amount of the option premium. Such amount can then be used by the Fund to buy long-term securities when the market has stabilized.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     HEDGING RISKS IN FUTURES CONTRACTS TRANSACTIONS. There are several risks in using municipal bond index or interest rate futures contracts as hedging devices. One risk arises because the prices of futures contracts may not correlate perfectly with movements in the underlying municipal bond index or fixed-income security due to certain market distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than making additional variation margin payments, investors may close the contracts through offsetting transactions which could distort the normal relationship between the index or security and the futures market. Second, the margin requirements in the futures market are lower than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Because of possible price distortion in the futures market and because of imperfect correlation between movements in the municipal bond index or securities and movements in the prices of futures contracts, even a correct forecast of general market trends may not result in a successful hedging transaction over a very short period.

     Another risk arises because of imperfect correlation between movements in the value of the futures contracts and movements in the value of securities subject to the hedge. For example, there can be no assurance that there will be a correlation between movements in the price of the municipal bond index and movements in the price of the municipal bonds which are the subject of the hedge. The degree of imperfection or correlation depends upon, among other things, the differences between the municipal securities being hedged and the municipal securities underlying the municipal bond index futures contracts. For example, each bond included in the municipal bond index must have a remaining maturity of 19 years or more, whereas each Fund's portfolio probably will be comprised of securities with an average aggregate maturity of less than 19 years. This risk of an imperfect correlation increases to the extent that either Fund enters into futures contracts for other than municipal bonds since the value of municipal bonds and other debt securities may not react exactly the same to general changes in interest rates and may react differently to factors other than changes in the general level of interest rates.

     Successful use of futures contracts by a Fund is subject to the ability of the Adviser to predict correctly movements in the direction of interest rates. If a Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of fixed-income securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its security which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the decline in interest rates. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

     LIQUIDITY OF FUTURES CONTRACTS. A Fund may elect to close some or all of its contracts prior to expiration. The purpose of making such a move would be to reduce or eliminate the hedge position held by the Fund. A Fund may close its positions by taking opposite positions. Final determinations of variation margin are then made, additional cash as required is paid by or to the Fund, and the Fund realizes a loss or a gain.

     Positions in futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts. Although the Funds intend to enter into futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract at any particular time. The purchase of municipal bond index futures contracts involves an additional risk since these are instruments with a relatively short trading history. As a result, it is possible that trading in such futures contracts will be less liquid than that in other futures contracts.

     In addition, most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

     RISKS OF OPTIONS ON FUTURES CONTRACTS. The use of options on futures contracts also involves certain risks. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transactions costs). The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a

Fund's portfolio assets. By writing a call option, the Fund becomes obligated to sell a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, but the Fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures contracts may exceed the amount of the premium received.

     The effective use of options strategies is dependent, among other things, on a Fund's ability to terminate options positions at a time when the Adviser deems it desirable to do so. Although a Fund will enter into an option position only if the Adviser believes that a liquid secondary market exists for such option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The Funds' transactions involving options on futures contracts will be conducted only on recognized exchanges.

     A Fund's purchase or sale of put or call options on futures contracts will be based upon predictions as to anticipated interest rates by the Adviser, which could prove to be inaccurate. Even if the expectations of the Adviser are correct, there may be an imperfect correlation between the change in the value of the options and of the Fund's portfolio securities.

REGULATORY MATTERS

     To the extent required to comply with applicable Securities and Exchange Commission releases and staff positions, when entering into futures contracts, the Fund will maintain, in a segregated account, cash or liquid high-grade debt securities equal to the value of such contracts.

     The Commodity Futures Trading Commission (the "CFTC"), a Federal agency, regulates trading activity on the exchanges pursuant to the Commodity Exchange Act, as amended. The CFTC requires the registration of "commodity pool operators," defined as any person engaged in a business which is of the nature of an Company, syndicate, or a similar form of enterprise, and who, in connection therewith, solicits, accepts, or receives from others, funds, securities, or property for the purpose of trading in any commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which meets the requirements of the Rule. Rule 4.5 requires, among other things, that an investment company wishing to avoid commodity pool operator status use futures and options positions only (a) for "bona fide hedging purposes" (as defined in CFTC regulations) or (b) for other purposes so long as aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the investment company's portfolio.

Any investment company wishing to claim the exclusion provided in Rule 4.5 must file a notice of eligibility with both the CFTC and the National Futures Association. Both Funds intend to file such a notice and to meet the requirements of Rule 4.5, or such other requirements as the CFTC or its staff may from time to time issue, in order to render registration as a commodity pool operator unnecessary.

                                     PART B


                    INSTITUTIONAL GOVERNMENT INCOME PORTFOLIO

                          A Series of Piper Funds Inc.


                       STATEMENT OF ADDITIONAL INFORMATION

                                November 27, 1995


                                Table of Contents
                                                                     Page
                                                                     ----

Investment Objective, Policies and Restrictions. . . . . . . . .       2
Directors and Executive Officers . . . . . . . . . . . . . . . .       4
Investment Advisory and Other Services . . . . . . . . . . . . .      11
Portfolio Transactions and Allocation of Brokerage . . . . . . .      16
Capital Stock and Ownership of Shares. . . . . . . . . . . . . .      18
Net Asset Value and Public Offering Price. . . . . . . . . . . .      18
Performance Comparisons. . . . . . . . . . . . . . . . . . . . .      19
Redemption . . . . . . . . . . . . . . . . . . . . . . . . . . .      20
Taxation . . . . . . . . . . . . . . . . . . . . . . . . . . . .      21
General Information. . . . . . . . . . . . . . . . . . . . . . .      22
Financial Statements . . . . . . . . . . . . . . . . . . . . . .      23
Pending Litigation . . . . . . . . . . . . . . . . . . . . . . .      23




     This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus of Institutional Government Income Portfolio, a series of Piper Funds Inc., dated November 27, 1995, and should be read in conjunction therewith. A copy of the Prospectus may be obtained from the Fund at Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402.

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS


     The shares of Piper Funds Inc. (the "Company") are currently offered in 13 series. This Statement of Additional Information relates to one of those series, the Institutional Government Income Portfolio (the "Fund"). The investment objective and policies of the Fund are set forth in its Prospectus. Certain additional investment information is set forth below.


REPURCHASE AGREEMENTS

     The Fund may invest in repurchase agreements. The Fund's custodian will hold the securities underlying any repurchase agreement or such securities will be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest). The Fund will enter into repurchase agreements only with the primary reporting dealers that report to the Federal Reserve Bank of New York and with banks that are among the 100 largest United States commercial banks.

     The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund, along with the other series of the Company, closed-end and other open-end investment companies managed by Piper Capital Management Incorporated (the "Adviser"), and all future series of the Company and all future investment companies advised by the Adviser or its affiliates, to deposit uninvested cash balances into a large single joint account to be used to enter into one or more large repurchase agreements.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

     The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When the Fund purchases securities on a when-issued or forward commitment basis, it will maintain in a segregated account with its custodian cash or liquid high-grade debt obligations having an aggregate value equal to the amount of such purchase commitments until payment is made; the Fund will likewise segregate securities it sells on a forward commitment basis.

PORTFOLIO TURNOVER

     Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to the average monthly value of portfolio securities, not including securities maturing in less than 12 months. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned during such year. For purposes of calculating portfolio turnover, the maturity of investment purchases and sales related to "rollover" transactions of the Fund is considered to be less than 12 months.

     The Fund's portfolio turnover rate for the fiscal year ended September 30, 1995 was 136% (in comparison to 169% for fiscal 1994 and less than 100% in prior years). The increase in portfolio turnover in fiscal 1994 was primarily a result of significant sales of portfolio securities in connection with meeting cash needs for shareholder redemptions during that fiscal year.

INVESTMENT RESTRICTIONS

     In addition to the investment objective and policies set forth in the Prospectus, the Fund is subject to certain fundamental and nonfundamental investment restrictions, as set forth below. Fundamental investment restrictions may not be changed without the vote of a majority of the Fund's outstanding shares. "Majority," as used in the Prospectus and in this Statement of Additional Information, means the lesser of (a) 67% of the Fund's outstanding shares present at a meeting of the holders if more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the Fund's outstanding shares.

     As fundamental investment restrictions, the Fund will not:

     1. Issue any senior securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

     2. Borrow money, except from banks for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets.

     3. Mortgage, pledge or hypothecate its assets, except in an amount not exceeding 10% of the value of its total assets to secure temporary or emergency borrowing.

     4. Act as an underwriter of securities of other issuers, except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

     5. Purchase or sell real estate or real estate mortgage loans, except that the Fund may invest in securities secured by real estate or interests therein.

     6.   Purchase or sell commodities or commodity futures contracts.

     7. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in any one industry. This restriction does not apply to securities of the U.S. Government or its agencies or instrumentalities and repurchase agreements relating thereto.

     8. Make loans to other persons, provided that the Fund may enter into repurchase agreements. The purchase of a portion of an issue of publicly distributed bonds, debentures, or other debt securities will not be considered the making of a loan.

     9.   Loan its portfolio securities.

     As nonfundamental investment restrictions that may be changed at any time without shareholder approval, the Fund will not:

     1.   Invest in illiquid securities.

     2. Purchase or sell oil, gas or other mineral leases, rights or royalty contracts.

     3. Purchase or retain the securities of any issuer, if, to the Fund's knowledge, those officers or directors of the Company or its affiliates or of its investment adviser who individually own beneficially more than 0.5% of the outstanding securities of such issuer, together own more than 5% of such outstanding securities.

     4. Purchase securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

     5.   Write, purchase or sell puts, calls or combinations thereof.

     6.   Make short sales of securities.

     7.   Invest for the purpose of exercising control or management.

     8. Purchase the securities of other investment companies, except as part of a merger, consolidation, or acquisition of assets.

     9.   Invest in warrants.

     Any investment restriction or limitation referred to above or in the Prospectus, except the borrowing policy, which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and such excess results therefrom.

                        DIRECTORS AND EXECUTIVE OFFICERS

     The names, addresses and principal occupations during the past five years of the directors and executive officers of the Company are given below. The officers and directors of the Company also serve as officers and directors of various closed- and open-end investment companies managed by the Adviser.

     Name and Address                   Position with the Company
     ----------------                   -------------------------


     William H. Ellis*                  Chairman of the Board of Directors
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402

     David T. Bennett                   Director
     3400 City Center
     33 South Sixth Street
     Minneapolis, Minnesota 55402

     Jaye F. Dyer                       Director
     4670 Norwest Center
     90 South Seventh Street
     Minneapolis, Minnesota 55402

     Karol D. Emmerich                  Director
     7302 Claredon Drive
     Edina, Minnesota 55439

     Luella G. Goldberg                 Director
     7019 Tupa Drive
     Edina, Minnesota 55435

     George Latimer                     Director
     754 Linwood Avenue
     St. Paul, MN  55105

     Paul A. Dow                        President
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402

     David E. Rosedahl                  Secretary
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402

     Charles N. Hayssen                 Treasurer
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402

     Worth Bruntjen                     Senior Vice President
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402

     Name and Address                   Position with the Company
     ----------------                   -------------------------



     Richard W. Filippone               Senior Vice President
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402



     Marijo A. Goldstein                Senior Vice President
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402



     Steven V. Markusen                 Senior Vice President
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402



     Robert H. Nelson                   Senior Vice President
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402



     Edward P. Nicoski                  Senior Vice President
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402



     Nancy S. Olsen                     Senior Vice President
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402



     Ronald R. Reuss                    Senior Vice President
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402



     Bruce D. Salvog                    Senior Vice President
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402



     Sandra K. Shrewsbury               Senior Vice President
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402

     David M. Steele                    Senior Vice President
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402

     Douglas J. White                   Senior Vice President
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402

     J. Bradley Stone                   Vice President
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402

     Marcy K. Winson                    Vice President
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402

-----------------
* Directors of the Company who are interested persons (as that term is defined by the 1940 Act) of Piper Capital Management Incorporated and the Funds.

     William H. Ellis has been President of Piper Jaffray Companies Inc. and Piper Jaffray Inc. (the "Distributor") since September 1982, Chief Operating Officer of the same two companies since August 1983, Director and Chairman of the Board of Piper Capital Management Incorporated ("the Adviser") since October 1985 and President of the Adviser since December 1994.


     David T. Bennett is of counsel to the law firm of Gray, Plant, Mooty, Mooty & Bennett, P.A., located in Minneapolis, Minnesota. Mr. Bennett is chairman of a group of privately held companies and serves on the board of directors of a number of nonprofit organizations.



     Jaye F. Dyer has been President of Dyer Management Company, a private management company, since January 1991. Prior to that he was President and Chief Executive Officer of Dyco Petroleum Corporation, a Minneapolis based oil and natural gas development company he founded, from 1971 to March 1, 1989, and Chairman of the Board until December 31, 1990. Mr. Dyer serves on the board of directors of Northwestern National Life Insurance Company, The ReliaStar Financial Corp. (the holding company of Northwestern National Life Insurance Company) and various privately held and nonprofit corporations.



     Karol D. Emmerich has been President of The Paraclete Group, a consultant to nonprofit organizations, since 1993. Prior to that she had been Vice President, Chief Accounting Officer and Treasurer of Dayton Hudson Corporation from 1980 to May 1993. Ms. Emmerich is an Executive Fellow at the University of St. Thomas

Graduate School of Business and serves on the board of directors of a number of privately held and nonprofit organizations.



     Luella G. Goldberg has served on the board of directors of Northwestern National Life Insurance Company (since 1976), The ReliaStar Financial Corp. (since 1989), TCF Financial Corporation (since 1988), the holding company of TCF Bank Savings fsb, and Hormel Foods Corp. (since 1993). Ms. Goldberg also serves as a Trustee of Wellesley College, and as a director of a number of other organizations, including the University of Minnesota Foundation and the Minnesota Orchestral Association. Ms. Goldberg was Chairman of the Board of Trustees of Wellesley College from 1985 to 1993 and acting President from July 1, 1993 to October 1, 1993.



     George Latimer is Director, Special Actions Office, Office of the Secretary, Department of Housing and Urban Development since 1993, prior to which he had been Dean of Hamline Law School, Saint Paul, Minnesota from 1990 to 1993. Mr. Latimer also serves on the board of directors of Digital Biometrics, Inc. and Payless Cashways, Inc.


     Paul A. Dow has been a Senior Vice President of the Adviser since 1989 and Chief Investment Officer of the Adviser since 1989.


     David E. Rosedahl has been Secretary and a Director of the Adviser since 1985, a Managing Director of the Distributor since 1986, a Managing Director of Piper Jaffray Companies Inc. since 1987, Secretary of the Distributor since 1993 and General Counsel for the Distributor and Piper Jaffray Companies Inc. since 1979.



     Charles N. Hayssen has been a Managing Director of the Distributor since 1986 and of Piper Jaffray Companies Inc. since 1987, Chief Financial Officer of the Distributor since 1988, Director and Chief Financial Officer of the Adviser since 1989 and Chief Operating Officer of the Adviser since 1994.



     Worth Bruntjen has been a Senior Vice President of the Adviser since January 1988.



     Richard W. Filippone has been a Senior Vice President of the Adviser since November 1991, prior to which he had been a Vice President of the Adviser from 1987 to 1991.



     Marijo A. Goldstein has been a Senior Vice President of the Adviser since November 1993, prior to which she was a Vice President of the Adviser from 1991 to 1993 and a fixed income analyst of the Adviser since 1988.



     Steven V. Markusen has been a Senior Vice President of the Adviser since December 1993, prior to which had been a senior vice president of Investment Advisers, Inc., in Minneapolis, Minnesota from 1989 to 1993.



     Robert H. Nelson has been a Senior Vice President of the Adviser since November 1993, prior to which he had been a Vice President of the Adviser from 1991 to 1993 and Assistant Vice President from 1989 to 1991.

     Edward P. Nicoski has been a Senior Vice President of the Adviser since October 1985 and a Managing Director of the Distributor since November 1986.


     Nancy S. Olsen has been a Senior Vice President of the Adviser since November 1991, prior to which she had been a Vice President of the Adviser from 1987 to 1991.


     Ronald R. Reuss has been a Senior Vice President of the Adviser since January 1989.


     Bruce D. Salvog has been a Senior Vice President of the Adviser since January 1992, prior to which he had been a portfolio manager at Kennedy & Associates in Seattle, Washington from 1984 to 1992.



     Sandra K. Shrewsbury has been a Senior Vice President of the Adviser since September 1993, prior to which she had been a Managing Director of Piper Jaffray since November 1992, a Vice President of Piper Jaffray since November 1990.



     David M. Steele has been a Senior Vice President of the Adviser since January 1992, prior to which he had been a portfolio manager at Kennedy & Associates in Seattle, Washington from 1987 to 1992.



     Douglas J. White has been a Senior Vice President of the Adviser since November 1991, prior to which he had been a Vice President of the Adviser from 1989 to 1991.



     J. Bradley Stone has been a Vice President of the Adviser since November 1991 and a fixed-income analyst of the Adviser since March 1990.



     Marcy K. Winson has been a Vice President of the Adviser since November 1993, prior to which she was an Assistant Vice President of the Adviser since March 1993 and an educator from 1990 to 1992.


     Ms. Goldberg, Ms. Emmerich and Mr. Dyer are members of the Company's Audit Committee. Ms. Goldberg acts as the chairperson of such committee. The Audit Committee oversees the Funds' financial reporting process, reviews audit results and recommends annually to the Company a firm of independent certified public accountants.


     The functions to be performed by the Audit Committee are to recommend annually to the Board a firm of independent certified public accountants to audit the books and records of the Funds for the ensuing year; to monitor that firm's performance; to review with the firm the scope and results of each audit and determine the need, if any, to extend audit procedures; to confer with the firm and representatives of the Funds on matters concerning the Funds' financial statements and reports including the appropriateness of its accounting practices and of its financial controls and procedures; to evaluate the independence of the firm; to review procedures to safeguard portfolio securities; to review the purchase by the

Funds from the firm of non-audit services; to review all fees paid to the firm; and to facilitate communications between the firm and the Funds' officers and Directors.


     The Board of Directors also has a Committee of the Independent Directors, consisting of Mr. Bennett, who serves as chairperson, Messrs. Dyer, and Latimer, Ms. Emmerich and Ms. Goldberg, and a Derivatives Committee consisting of Ms. Emmerich, who serves as chairperson, Ms. Goldberg and Mr. Dyer.

     The functions of the Committee of the Independent Directors are: (a) recommendation to the full Board of approval of any management, advisory, sub-advisory and/or administration agreements; (b) recommendation to the full Board of approval of any underwriting and/or distribution agreements; (c) review of the fidelity bond and premium allocation; (d) review of errors and omissions and any other joint insurance policies and premium allocation; (e) review of, and monitoring of compliance with, procedures adopted pursuant to certain rules promulgated under the 1940 Act; and (f) such other duties as the independent directors shall, from time to time, conclude are necessary or appropriate to carry out their duties under the 1940 Act. The functions of the Derivatives Committee are: (a) to oversee practices, policies and procedures of the Adviser in connection with the use of derivatives; (b) to receive periodic reports from management and independent accountants; and (c) to report periodically to the Committee of the Independent Directors and the Board of Directors.


     The directors of the Company who are officers or employees of the Adviser or any of its affiliates receive no remuneration from the Company. Each of the other directors receives fees that are allocated among the series of the Company on the basis of the total assets of each series. Each director receives from the Company and Piper Institutional Funds Inc., collectively, an annual retainer of $1,000, plus a fee of $250 for each regular quarterly Board of Directors meeting attended. (The per-meeting fee is based on the total assets of the Company and Piper Institutional Funds Inc. and will increase to $500 per meeting in the event total assets exceed $200 million, with continuing increases to as high as $1,500 per meeting in the event total assets reach $5 billion or more. In addition, members of the Audit Committee not affiliated with the Adviser receive $1,000 for each Audit Committee meeting attended ($2,000 with respect to the chairperson of the Committee), with such fee being allocated among all open-end and closed-end investment companies managed by the Adviser. Members of the Committee of the Independent Directors and the Derivatives Committee currently receive no additional compensation. Directors are also reimbursed for expenses incurred in connection with attending meetings.



     The following table sets forth the aggregate compensation received by each director from the Company during the fiscal year ended September 30, 1995, as well as the total compensation received by each director from the Company and all other registered investment companies managed by the Adviser or affiliates of the Adviser during the calendar year ended December 31, 1994. Directors who are officers or employees of the Adviser or any of its affiliates did not receive any such compensation and are not included in the table.

                                               Pension or
                                               Retirement        Estimated         Total
                            Aggregate           Benefits      Annual Benefits   Compensation
                          Compensation       Accrued as Part        Upon         from Fund
Director                 from the Company    of Fund Expenses    Retirement       Complex*
--------                 ----------------    ----------------    ----------       --------
David T. Bennett              $7,400               None             None           $57,500
Jaye F. Dyer                  $7,995               None             None           $68,250
Karol D. Emmerich             $7,995               None             None           $68,250
Luella G. Goldberg            $8,590               None             None           $71,250
George Latimer                $7,400               None             None           $65,250


-------------------
* Consists of 21 registered investment companies managed by the Adviser or an affiliate of the Adviser, including Piper Funds. Each director included in the table, other than Mr. Bennett, serves on the board of each such registered investment company. Mr. Bennett serves on the board of 20 such companies.

                     INVESTMENT ADVISORY AND OTHER SERVICES

     The investment adviser for the Fund is Piper Capital Management Incorporated (the "Adviser"). Its affiliate, Piper Jaffray Inc. (the "Distributor") acts as the Fund's distributor. Each will act as such pursuant to a written agreement which will be periodically approved by the directors or the shareholders of the Fund. The address of both the Adviser and the Distributor is Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402.

CONTROL OF THE ADVISER AND THE DISTRIBUTOR

     The Adviser and the Distributor are both wholly owned subsidiaries of Piper Jaffray Companies Inc., a publicly held corporation which is engaged through its subsidiaries in various aspects of the financial services industry.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

     The Adviser acts as the investment adviser of the Fund under an Investment Advisory and Management Agreement which has been approved by the Board of Directors (including a majority of the directors who are not parties to the agreement, or interested persons of any such party, other than as directors of the Fund) and the shareholders of the Fund.

     The Investment Advisory and Management Agreement will terminate automatically in the event of its assignment. In addition, the agreement is terminable at any time, without penalty, by the Board of Directors of the Company or by vote of a majority of the Company's outstanding voting securities on not more than 60 days' written notice to the Adviser, and by the Adviser on 60 days' written notice to the Company. The agreement may be terminated with respect to a particular series, including the Fund, at any time by a vote of the holders of a majority of the outstanding voting securities of such series, upon 60 days' written notice to the Adviser. Unless sooner terminated, the agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors or by a vote of a majority of the outstanding voting securities of the Company, provided that in either event such continuance is also approved by a vote of a majority of the directors who are not parties to such agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval. If a majority of the outstanding voting securities of any series, including the Fund, approves the agreement, the agreement shall continue in effect with respect to such approving series whether or not the shareholders of any other series approve the agreement.

     Pursuant to the Investment Advisory and Management Agreement, the Fund pays the Adviser monthly advisory fees equal on an annual basis to a certain percentage of the Fund's average daily net assets as set forth in the following table:

                                              Annual Advisory Fee
      Average Net Asset Values                 as Percentage of
            of the Fund                       Average Net Assets
      ------------------------                ------------------

       On the first $100,000,000                   .30%
       On the next $150,000,000                    .25%
       On average assets of over
         $250,000,000                              .20%


     For the fiscal years ended September 30, 1993, 1994 and 1995, the Fund paid $1,388,12, $1,645,922 and $959,379, respectively, to the Adviser pursuant to the Investment Advisory and Management Agreement.


      The Investment Advisory and Management Agreement provides that the Adviser must make any expense reimbursements to the Fund required under state law. The laws of California provide that aggregate annual expenses of a mutual fund shall not normally exceed 2-1/2% of the first $30 million of the average net assets, 2% of the next $70 million of the average net assets and 1-1/2% of the remaining average net assets. Such expenses include the Adviser's compensation, but exclude interest, taxes, brokerage fees and commissions, extraordinary expenses and amounts paid under the Company's Rule 12b-1 Plan. The Adviser does not believe that the laws of any other state in which the Fund's shares may be offered for sale contain expense reimbursement requirements.

     Under the Investment Advisory and Management Agreement, the Adviser provides the Fund with advice and assistance in the selection and disposition of its investments. All investment decisions are subject to review by the Board of Directors of the Company. The Adviser is obligated to pay the salaries and fees of any affiliates of the Adviser serving as officers or directors of the Fund.

     The same security may be suitable for more than one of the series of the Company and/or for other funds or private accounts managed by the Adviser or its affiliates. If and when two or more funds or accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to each fund or account. The simultaneous purchase or sale of the same securities by more than one series or by any of the series and other funds or accounts may have a detrimental effect on a series, as this may affect the price paid or received by that series or the size of the position obtainable or able to be sold by that series.

EXPENSES

     The expenses of the Fund are deducted from its income before dividends are paid. These expenses include, but are not limited to, organizational costs, fees paid to the Adviser, fees and expenses of officers and directors who are not affiliated with the Adviser, taxes, interest, legal fees, transfer agent, dividend disbursing agent and custodian fees, audit fees, brokerage fees and commissions, fees and expenses of registering and qualifying the Fund and its shares for distribution under federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information annually to existing shareholders, the expenses of reports to shareholders, shareholders' meetings and proxy solicitations, distribution expenses pursuant to the Rule 12b-1 plan, and other expenses which are not expressly assumed by the Adviser under the Investment Advisory and Management Agreement. Any general expenses of the Company that are not readily identifiable as belonging to a particular series of the Company will be allocated among the series based upon the relative net assets of the series at the time such expenses were incurred.

DISTRIBUTION PLAN

     Rule 12b-1(b) under the 1940 Act provides that any payments made by the Company in connection with financing the distribution of their shares may only be made pursuant to a written plan describing all aspects of the proposed financing of distribution, and also requires that all agreements with any person relating to the implementation of the plan must be in writing. Because some of the payments described below to be made by the Company are distribution expenses within the meaning of Rule 12b-1, the Company has entered into an Underwriting and Distribution Agreement with the Distributor pursuant to a Distribution Plan adopted in accordance with such Rule.

     Rule 12b-1(b)(1) requires that such plan be approved by a majority of a series outstanding shares, and Rule 12b-1(b)(2) requires that such plan, together with any related agreements, be approved by a vote of the Board of Directors and of the directors who are not interested persons of the Company and who have no direct or indirect interest in the operation of the plan or in the agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreement. Rule 12b-1(b)(3) requires that the plan or agreement provide, in substance:

          (a) that it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in paragraph (b)(2) of Rule 12b-1;
          (b) that any person authorized to direct the disposition of moneys paid or payable by the Company pursuant to the plan or any related agreement shall provide to the Company's Board of Directors, and the directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made; and
          (c) in the case of a plan, that it may be terminated at any time by a vote of a majority of the members of the Board of Directors of the Company who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan or by a vote of a majority of the outstanding voting securities of the Fund.

     Rule 12b-1(b)(4) requires that such a plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the plan must be approved in the manner described in paragraph (b)(2) of Rule 12b-1.

     Rule 12b-1(c) provides that the Company may rely upon Rule 12b-1(b) only if the selection and nomination of the Company's disinterested directors are committed to the discretion of such disinterested directors. Rule 12b-1(e) provides that the Company may implement or continue a plan pursuant to Rule l2b-1(b) only if the directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Sections 36(a) and
(b) of the Investment Company Act of 1940, that there is a reasonable likelihood that the plan will benefit the Company and its shareholders. The Board of Directors has concluded that there is a reasonable likelihood that the Distribution Plan will benefit the Company and its shareholders.

     Pursuant to the provisions of the Distribution Plan, the Fund pays a fee to the Distributor at a monthly rate of 1/12 of .30% of the Fund's average daily net assets in connection with servicing of the Fund's shareholder accounts and in connection with distribution-related services provided with respect to the Fund. A portion of the total fee (to be determined from time to time by the Board of Directors) may be paid as a distribution fee and will be used by the Distributor to cover expenses that are primarily intended to result in, or that are primarily attributable to, the sale of shares of the Funds ("Distribution Expenses"), and the remaining portion of the fee may be paid as a shareholder servicing fee and will be used by the distributor to provide compensation for ongoing servicing and/or maintenance of shareholder accounts with respect to the Funds ("Shareholder Servicing Costs"). Distribution Expenses under the Plan include, but are not limited to, initial and ongoing sales compensation (in addition to sales charges) paid to Investment Executives of the Distributor and to other broker-dealers; expenses incurred in the printing of prospectuses, statements of additional information and reports used for sales purposes; expenses of preparation and distribution of sales literature; expenses of advertising of any type; an allocation of the Distributor's overhead; and payments to and expenses of persons who provide support services in connection with the distribution of Fund shares. Shareholder Servicing Costs include all expenses of the Distributor incurred in connection with providing administrative or accounting services to shareholders, including, but not limited to, an allocation of the

Distributor's overhead and payments made to persons, including employees of the Distributor, who respond to inquiries of shareholders of the Fund regarding their ownership of shares or their accounts with the Fund, or who provide other administrative or accounting services not otherwise required to be provided by the Fund's Adviser or transfer agent.


     For the fiscal years ended September 30, 1993, 1994 and 1995, the Distributor voluntarily limited amounts payable under the Distribution Plan to
 .23%, .21% and .20%, respectively, of average daily net assets for each year. During such periods, the Fund paid distribution fees to the Distributor of $1,364,766, $1,553,536 and $781,067, respectively. The Distributor has voluntarily limited amounts payable under the Distribution Plan during fiscal 1996 to an annual rate of .20% of the average daily net assets of the Fund. The Distributor may terminate its voluntary fee limitation at any time in its discretion.



     Distribution fees for the fiscal year ended September 30, 1995, were used by the Distributor as follows:



Advertising                                       $    -0-
Printing and Mailing of Prospectuses to
   Other Than Current Shareholders
Compensation to Underwriters (trail fees to
   Investment Executives)                            781,067
Compensation to Dealers                                -0-
Compensation to Sales Personnel                        -0-
Interest, Carrying or Other Finance Charge
Other (Specify)                                        -0-
                                                  ----------
                                                  $  781,067


UNDERWRITING AND DISTRIBUTION AGREEMENT

     Pursuant to the Underwriting and Distribution Agreement, the Distributor has agreed to act as the principal underwriter for the Fund in the sale and distribution to the public of shares of the Fund, either through dealers or otherwise. The Distributor has agreed to offer such shares for sale at all times when such shares are available for sale and may lawfully be offered for sale and sold. As compensation for its services, in addition to receiving its distribution fees pursuant to the Distribution Plan discussed above, the Distributor receives the sales load on sales of Fund shares set forth in the Prospectus.


     For the fiscal years ended September 30, 1993, 1994 and 1995, the Fund paid $1,838,990, $1,340,277 and $43,458, respectively, in total underwriting commissions. Of such amounts, $1,066,614, $777,361 and $25,206, respectively, was retained by the Distributor.


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT


     Investors Fiduciary Trust Company ("IFTC"), the transfer agent for the Company, maintains certain omnibus shareholder accounts for the Fund. Such omnibus account represents the accounts of a number of individual shareholders of the Fund. The Company has entered into a Shareholder Account Servicing Agreement with the Distributor, pursuant to which the Distributor provides certain transfer agent and dividend disbursing agent services for the underlying individual shareholder accounts. Pursuant to such Agreement, the Distributor has agreed to perform the usual and ordinary services of transfer agent and dividend disbursing agent not performed by IFTC with respect to the underlying individual shareholder accounts, including, without limitation, the following: maintaining all shareholder accounts, preparing shareholder meeting lists, mailing shareholder reports and prospectuses, tracking shareholder accounts for blue sky and Rule 12b-1 purposes, withholding taxes on nonresident alien and foreign corporation accounts, preparing and mailing checks for disbursement of income dividends and capital gains distributions, preparing and filing U.S. Treasury Department Form 1099 for all shareholders, preparing and mailing confirmation forms to shareholders and dealers with respect to all purchases, exchanges and liquidations of series shares and other transactions in shareholder accounts for which confirmations are required, recording reinvestments of dividends and distributions in series shares, recording redemptions of series shares, and preparing and mailing checks for payments upon redemption and for disbursements to withdrawal plan holders. As compensation for such services, the Distributor will be paid an annual fee of $7.50 per active shareholder account (defined as an account that has a blance of shares) and $1.60 per closed accoutn (defined as an account that does not have a balance of shares but has had activity within the past 12 months).
Such fee is payable on a monthly basis at a rate of 1/12 of the annual per-account charge. Such fee covers all services listed above, with the exception of preparing shareholder meeting lists and mailing shareholder reports and prospectuses. These services, along with proxy processing (if applicable) and other special service requests, are billable as performed at a mutually agreed upon fee in addition to the annual fee noted above, provided that such mutually agreed upon fee shall be fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. During the fiscal year ended September 30, 1995, the Fund paid $30,800 under the Agreement.


               PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE


     Because the Fund's portfolio is composed exclusively of debt, rather than equity securities, most of the Fund's portfolio transactions are effected without the payment of brokerage commissions, but at net prices which usually include a markup. Most of the Fund's transactions are with the issuer or with major dealers on a principal basis acting for their own account and not as brokers. However, portfolio transactions for the Funds which are executed on an agency basis may be effected through the Distributor on a securities exchange if the commissions, fees or other remuneration received by the Distributor are reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or other futures commission merchants in connection with comparable transactions involving similar securities or similar futures contracts or options on futures contracts being purchased or sold on an exchange during a comparable period of time. In effecting portfolio transactions through the Distributor, the Funds intend to comply with
Section 17(e)(1) of the 1940 Act.

     The Adviser is responsible for effecting securities transactions for the Fund. In placing orders for securities transactions, the primary criterion for the selection of a broker-dealer is the ability of the broker-dealer, in the opinion of the Adviser, to secure prompt execution of the transactions at the most favorable net price, considering the state of the market at the time. Frequently the Adviser selects a broker-dealer to effect a particular transaction without contacting all broker-dealers who might be able to effect such transaction, because of the volatility of the market and the desire to accept a particular price for a security because the price offered by the broker-dealer meets the Fund's guidelines for profit, yield, or both.

     When consistent with the objectives of prompt execution and favorable net price, business may be placed with broker-dealers who furnish investment research or services to the Adviser. Such research or services include advice, both directly and in writing, as to the value of securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows the Adviser to supplement its own investment research activities and enables the Adviser to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Fund.
To the extent portfolio transactions are effected with broker-dealers who furnish research services to the Adviser, the Adviser receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these transactions. The Adviser believes that most research services obtained by it generally benefit several or all of the investment companies and private accounts which it manages, as opposed to solely benefiting one specific managed fund or account. Normally, research services obtained through managed funds or accounts investing in common stocks would primarily benefit the managed funds or accounts which invest in common stock; similarly, services obtained from transactions in fixed-income securities would normally be of greater benefit to the managed funds or accounts which invest in debt securities.

     In the event any transactions are executed on an agency basis, the Adviser will authorize the Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion. If the Fund executes any transactions on an agency basis, it will generally pay higher than the lowest commission rates available.

     Any portfolio transactions for the Fund executed on an agency basis may be effected through the Distributor. In determining the commissions to be paid to the

Distributor in connection with transactions effected on a securities exchange, it is the policy of the Fund that such commissions will, in the judgment of the Adviser, subject to review by the Board of Directors, be both (a) at least as favorable as those which would be charged by other qualified brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time, and (b) at least as favorable as commissions contemporaneously charged by the Distributor on comparable transactions for its most favored comparable unaffiliated customers. While the Fund does not deem it practicable and in its best interest to solicit competitive bids for commission rates on each transaction, consideration will regularly be given to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers.


     The Fund paid $3,400, $24,022 and $11,883, respectively, in brokerage commissions for the fiscal years ended September 30, 1993, 1994 and 1995. All of such amounts, representing $16,473,200, $7,430,859 and $115,495,398, respectively, of portfolio transactions, were paid to broker-dealers with which the Fund had entered into agreements regarding the placement of brokerage transactions in exchange for research services. No brokerage commissions were paid to the Distributor.


                      CAPITAL STOCK AND OWNERSHIP OF SHARES

     The Fund's shares of common stock have a par value of $.01 per share, and have equal rights to share in dividends and assets. The shares possess no preemptive or conversion rights. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and in such event the holders of the remaining shares will be unable to elect any directors.


     No persons are known by the Fund to have owned of record or beneficially 5% or more of the outstanding shares of the Fund as of November 1, 1995. The directors and officers of the Company as a group owned less than 1% of the outstanding shares of the Fund as of such date.


                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

     The method for determining the public offering price of Fund shares is summarized in the Prospectus in the text following the headings "Purchase of Shares--Public Offering Price" and "Valuation of Shares." The net asset value of the Fund's shares is determined on each day on which the New York Stock Exchange is open, provided that the net asset value need not be determined on days when no Fund shares are tendered for redemption and no order for Fund shares is received. The New York Stock Exchange is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Presidents' Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving and Christmas.

     The portfolio securities in which the Fund invests fluctuate in value, and hence the net asset value per share of the Fund also fluctuates. On
September 30, 1995, the net asset value per share for the Fund was calculated as follows:



     Net Assets ($318,624,617)_____          = Net Asset Value Per Share
     Shares Outstanding (39,250,195)              ($8.12)


     A sales charge of 1.52% of the net asset value (in the case of sales of less than $100,000) will be added to the net asset value per share to determine the public offering price per share.

                             PERFORMANCE COMPARISONS

     Advertisements and other sales literature for the Fund may refer to "yield," "average annual total return" and "cumulative total return." Such amounts are calculated as described below.

     During some of the periods for which yield, average annual total return and cumulative total return quotations are given in this Statement of Additional Information, the Adviser waived or paid certain expenses of the Fund, thereby increasing yield, average annual total return and cumulative total return.
These expenses may or may not be waived or paid in the future in the Adviser's discretion.

     Yield is computed by dividing the net investment income per share (as defined under Securities and Exchange Commission rules and regulations) earned during the computation period by the maximum offering price per share on the last day of the period. Yield is computed according to the following formula:

                                    a-b     6
                         YIELD = 2[(--- + 1)  - 1]
                                    cd

     Where:    a    =    dividends and interest earned during the period;
               b    =    expenses accrued for the period (net of
                         reimbursements);
               c    =    the average daily number of shares outstanding during
                         the period that were entitled to receive dividends; and
               d    =    the maximum offering price per share on the last day of
                         the period.


     The Fund's yield for the 30-day period ended September 30, 1995 was 8.03%.



     Average annual total return figures are computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                               n
                         P(1+T)  = ERV

     Where:    P    =    a hypothetical initial payment of $1,000;
               T    =    average annual total return;
               n    =    number of years; and
               ERV  =    ending redeemable value at the end of the period of a
                         hypothetical $1,000 payment made at the beginning of such period.

This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.


     Average annual total returns on an investment in the Fund for various periods ending September 30, 1995 were:

     One Year                         14.41%
     Five Year                         6.18%
     Since inception (7/11/88)         7.16%


     Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:
                                       ERV-P
                                CTR = (-----) 100
                                         P

     Where:    CTR  =    cumulative total return;
               ERV  =    ending redeemable value at the end of the period of a
                         hypothetical $1,000 payment made at the beginning of
                         such period; and
                 P  =    initial payment of $1,000.

This calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.


     The Fund's cumulative total return for the period from July 11, 1988 (commencement of operations) through September 30, 1995, was 64.84%.



     Comparative performance information may be used from time to time in advertising the Fund's shares, including the performance of Short-Term (1-5
Year) U.S. Government Funds as reported by Lipper Analytical Services, Inc. and Salomon Brothers Mortgage Index. It should be noted, however, that the Fund may invest in assets and employ strategies which are significantly different that those of other funds in this category.


                                   REDEMPTION


     Redemption of shares, or payment, may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said Exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission, by order, so permits, provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.

                                    TAXATION

     The Fund will be subject to a nondeductible excise tax equal to 4% of the excess, if any, of the amount required to be distributed pursuant to the Internal Revenue Code of 1986, as amended (the "Code"), for each calendar year over the amount actually distributed. In order to avoid the imposition of this excise tax, the Fund generally must declare dividends by the end of a calendar year representing 98% of the Fund's ordinary income for the calendar year and 98% of its capital gain net income (both long-term and short-term capital gains) for the 12-month period ending October 31 of the calendar year. For purposes of this calculation, amounts of income on which corporate-level income tax have been paid are deemed to have been distributed. The Fund incurred federal excise taxes of $1,437,855 ($0.037 per share) on income retained by the Fund during the 1994 excise tax year. The Fund may decide to retain a portion of its taxable income for the 1995 excise tax year and may pay an excise tax on this undistributed amount.

     The Fund has qualified and intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Code. To qualify as a regulated investment company the Fund must, among other things, receive at least 90% of its gross income each year from dividends, interest, gains from the sale or other disposition of securities and certain other types of income. The Code also forbids a regulated investment company from earning 30% or more of its gross income from the sale or other disposition of securities held less than three months and requires a regulated investment company to diversify its holdings.

     Ordinarily, distributions and redemption proceeds earned by a Fund shareholder are not subject to withholding of federal income tax. However, 31% of a Fund shareholder's distributions and redemption proceeds must be withheld if a Fund shareholder fails to supply the Fund or its agent with such shareholder's taxpayer identification number or if a Fund shareholder who is otherwise exempt from withholding fails to properly document such shareholder's status as an exempt recipient.

     Any loss on the sale or exchange of shares of the Fund generally will be disallowed to the extent that a shareholder acquires or contracts to acquire shares of the Fund within 30 days before or after such sale or exchange. In addition, if a shareholder disposes of shares within 90 days of acquiring such shares and purchases other shares of the Company or another mutual fund managed by the Adviser at a reduced sales charge, the shareholder's tax basis for determining gain or loss on the shares which are disposed of is reduced by the lesser of the amount of the sales charge that was paid when the shares disposed of were acquired or the amount by which the sales charge for the new shares is reduced. If a shareholder's tax basis is so reduced, the amount of the reduction is treated as part of the tax basis of the new shares.

     Additionally, distributions may be subject to state and local income taxes, and the treatment thereof may differ from the federal income tax consequences discussed above.
                               GENERAL INFORMATION


     The Board of Directors may, without shareholder approval, create and issue one or more additional classes of shares within the Fund, as well as within any series of the Company created in the future. All classes of shares in a Fund would be identical except that each class of shares would be available through a different distribution channel and certain classes might incur different expenses for the provision of distribution services or the provision of shareholder services or administration assistance by institutions. Shares of each class would share equally in the gross income of a series, but any variation in expenses would be charged separately against the income of the particular class incurring such expenses. This would result in variations in net investment income accrued and dividends paid by and in the net asset value of the different classes of a series. This ability to create multiple classes of shares within each series of the Company will allow the Company in the future the flexibility to better tailor its methods of marketing, administering and distributing shares of the Funds to the needs of particular investors and to allocate expenses related to such marketing, administration and distribution methods to the particular classes of shareholders of the Fund incurring such expenses.



     On an issue affecting only a particular series, the shares of the affected series vote separately. An example of such an issue would be a fundamental investment restriction pertaining to only one series. In voting on the Investment Advisory and Management Agreement (the "Agreement"), approval of the Agreement by the shareholders of a particular series would make the Agreement effective as to that series whether or not it had been approved by the shareholders of the other series.



     The assets received by the Company for the issue or sale of shares of each series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to such series, and constitute the underlying assets of such series. The underlying assets of each series are required to be segregated on the books of account, and are to be charged with the expenses in respect to such series and with a share of the general expenses of the Company. Any general expenses of the Company not readily identifiable as belonging to a particular series shall be allocated among the series based upon the relative net assets of the series at the time such expenses were accrued.


     Minnesota has enacted legislation which authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care" (the duty to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (a) for any breach of the director's duty of "loyalty" to the corporation or its shareholders (the duty to act in good faith and in a manner reasonably believed to be in the best interest of the corporation), (b) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (c) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (d) for any transaction from which the director derived an improper personal benefit. Minnesota law does not permit elimination or limitation of a director's liability under the 1933 Act or the Securities Exchange Act of 1934, and the 1940 Act prohibits elimination or limitation of a director's liability for acts involving willful malfeasance, bad faith, gross negligence or reckless disregard of the duties of a director. The Articles of Incorporation of Piper Global limit the liability of directors to the fullest extent permitted by Minnesota law and the 1940 Act.

                              FINANCIAL STATEMENTS


     The audited financial statements and supplementary schedules for the Fund as of September 30, 1995, have been incorporated by reference into this Statement of Additional Information from the Fund's annual report to shareholders in reliance on the report of KPMG Peat Marwick LLP, 4200 Norwest Center, Minneapolis, Minnesota 55402, independent auditors of the Fund, given on the authority of such firm as experts in accounting and auditing.


                               PENDING LITIGATION


     Complaints have been brought in federal and state court relating to one open-end and twelve closed-end investment companies managed by the Adviser and to two open-end funds for which the Adviser has acted as sub-adviser. An Amended Consolidated Class Action Complaint was filed on October 5, 1994 in the United States District Court, District of Minnesota, against the Fund, the Adviser, the Distributor, William H. Ellis and Edward J. Kohler alleging certain violations of federal and state securities laws, including the making of materially misleading statements in the prospectus, common law negligent misrepresentation and breach of fiduciary duty. This is a consolidated putative class action in which claims brought by 11 persons or entities have been consolidated under the title IN RE: PIPER FUNDS INC. INSTITUTIONAL GOVERNMENT INCOME PORTFOLIO LITIGATION. The named plaintiffs in the complaint purport to represent a class of individuals and groups who purchased shares of the Fund during the putative class period of July 1, 1991 through May 9, 1994. The named plaintiffs and defendants have entered into a settlement agreement which has received preliminary approval from the Court. The terms of the settlement are set forth in a Settlement Agreement dated July 20, 1995 (as modified by an Addendum filed on July 28, 1995). The Settlement Agreement contained a provision which would have permitted the defendants to cancel the Agreement if shareholders who had incurred a cumulative "Loss" (as defined under the Agreement) of more than 10% of the Loss sustained by the entire class had opted out. The deadline for requesting exclusion from the class has passed, and the
Loss sustained by persons requesting exclusion is less than 10%.   If granted
final approval by the Court, the Settlement Agreement would provide up to approximately $70 million, together with interest earned, less certain disbursements and attorneys fees as approved by the Court, to class members in payments scheduled over approximately three years. Such payments would be made by Piper

Jaffray Companies Inc. and the Adviser and would not be an obligation of the Fund or the Company.



     Six additional complaints, which are based on claims similar to those asserted in the first complaint, have been brought relating to the Fund. The first of such complaints was filed in the same court against the same parties on October 21, 1994, by Eltrax Systems, Inc. A second additional complaint was filed against the Company, the Adviser, the Distributor and Piper Jaffray Companies Inc. on September 30, 1994 in the United States District Court, District of Colorado. Plaintiffs in the complaint are Gary Pashel and Gregg S. Hayutin, Trustees of the Mae Pashel Trust; Mae Pashel, individually; Gary Pashel and Michael H. Feinstein, Trustees of the Robert Hayutin Insurance Trust; and Dennis E. Hayutin, Gregg S. Hayutin and Gary Pashel, Trustees of the Marie Ellen Hayutin Trust. The third additional complaint, a putative class action, was filed on November 1, 1994 in the United States District Court, District of Idaho by the Idaho Association of Realtors, Inc., a non-profit Idaho corporation. The complaint was filed against the Fund, the Adviser, the Distributor, Piper Jaffray Companies Inc., William H. Ellis and Edward J. Kohler. The fourth complaint, also a putative class action, was filed in the United States District Court for the District of Minnesota, Third Division, on January 25, 1995. The Complaint was brought by Louise S. Maher and John A. Raetz against the Company, the Fund, the Adviser, the Distributor, Piper Jaffray Companies Inc., William H. Ellis and Edward J. Kohler. The fifth complaint was brought on April 11, 1995, and in the future may be filed in the Minnesota State District Court, Hennepin County. The plaintiff, Frank R. Berman, Trustee of Frank R. Berman Professional CP Pension Plan Trust, sued individually and not on behalf of any putative class. Defendants are the Distributor, the Company, Morton Silverman and Worth Bruntjen. A sixth complaint relating to the Fund was filed on June 22, 1995 in the Montana Thirteenth Judicial District Court, Yellowstone County by Beverly Muth against the Distributor and Teresa L. Darnielle. In addition to the above complaints, a number of actions have been commenced in arbitration by individual investors in the Fund. The complaints discussed in this paragraph generally have been consolidated with the IN RE: PIPER FUNDS INC. action for pretrial purposes and the arbitrations and litigation have been stayed pending entry of an order by the Court permitting those class members who have requested exclusion to proceed with their actions.



     A complaint was filed by Herman D. Gordon on October 20, 1994, in the United States District Court, District of Minnesota, against American Adjustable Rate Term Trust Inc.--1998, American Adjustable Rate Term Trust Inc.--1999, the Adviser, the Distributor, Piper Jaffray Companies Inc., Benjamin Rinkey, Jeffrey Griffin, Charles N. Hayssen and Edward J. Kohler. A second complaint was filed by Frank Donio, I.R.A. and other plaintiffs on April 14, 1995, in the United States District Court, District of Minnesota, against American Adjustable Rate Term Trust Inc.--1996, American Adjustable Rate Term Trust Inc.--1997, American Adjustable Rate Term Trust Inc.--1998, American Adjustable Rate Term Trust Inc.- -1999, the Adviser, the Distributor, Piper Jaffray Companies Inc. and certain associated individuals. Plaintiffs in both actions filed a Consolidated Amended Class Action Complaint on May 23, 1995 and by Order dated June 8, 1995, the Court consolidated the two putative class actions. The consolidated amended complaint, which purports to be a class action, alleges certain violations of federal and state securities laws, breach of fiduciary duty and negligent misrepresentation.



     A complaint was filed by Carson H. Bradley on February 3, 1995 in the Sixth Judicial District of the State of Idaho against American Government Income Fund Inc., American Government Income Portfolio Inc., the Adviser, the Distributor and Worth Bruntjen. The complaint alleges negligent misrepresentation, breach of fiduciary duty and breach of contract. The action has been removed to Federal District Court for the District of Idaho.



     A complaint was filed by Gary E. Nelson on June 28, 1995 in the United States District Court for the Western District of Washington at Seattle against American Strategic Income Portfolio Inc. - II, the Adviser, the Distributor, Piper Jaffray Companies Inc., Worth Bruntjen, Charles N. Hayssen, Michael Jansen, William H. Ellis and Edward J. Kohler. A second complaint was filed by the same individual in the same court on July 12, 1995 against American Opportunity Income Fund Inc., the Adviser, the Distributor, Piper Jaffray Companies Inc., Worth Bruntjen, Charles N. Hayssen, Michael Jansen, William H. Ellis and Edward J. Kohler. On September 7, 1995, Christian Fellowship Foundation Peace United Church of Christ, Gary E. Nelson and Lloyd Schmidt filed an amended complaint purporting to be a class action in the United States District Court for the District of Washington. The complaint was filed against American Government Income Portfolio, Inc., American Government Income Fund Inc., American Government Term Trust, Inc., American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. -- II, American Strategic Income Portfolio Inc. -- III, American Opportunity Income Fund Inc., American Select Portfolio Inc., Piper Jaffray Companies Inc., Piper Jaffray Inc., the Adviser and certain associated individuals. By Order filed October 5, 1995, the complaints were consolidated. The amended complaint alleges generally that the prospectus and financial statements of each investment company were false and misleading. Specific violations of various federal securities laws are alleged with respect to each investment company. The complaint also alleges that the defendants violated the Racketeer Influenced and Corrupt Organizations Act, the Washington State Securities Act and the Washington Consumer Protection Act.



     Complaints have also been filed relating to two open-end funds for which the Adviser has acted as sub-adviser, Managers Intermediate Mortgage Fund and Managers Short Government Fund. A complaint was filed on September 26, 1994 in the United States District Court, District of Connecticut, by Florence R. Hosea, Bobby W. Hosea, Getrud B. Dale and Peter M. Dale, Andrew Poffel and Diane Poffel as tenants by the Entireties, Myrone Sarone, Donna M. DiPalo, Bernard B. Geltner and Gail Geltner and Paul Delman. The complaint was filed against The Managers Funds, the Managers Funds, L.P., Robert P. Watson, the Adviser, the Distributor, an individual associated with the Adviser, Evaluation Associates, Inc. and Managers Intermediate Mortgage Fund. The complaint, which is a putative class action, alleges certain violations of federal securities laws, including the making of false and misleading statements in the prospectus, and alleges negligent misrepresentation, breach of fiduciary duty and common law fraud. A similar complaint was filed as a putative class action in the same court on November 4, 1994. The complaint was filed by Karen E. Kopelman against The Managers Fund, The Managers Funds, L.P., Robert P. Watson, the Adviser, the Distributor, Worth Bruntjen, Evaluation Associates, Inc. and Managers Intermediate Mortgage Fund. The two putative class actions were consolidated by court order on December 13, 1994. Plaintiffs filed an Amended and Restated Complaint on July 19, 1995. A complaint relating to the Managers Short Government Fund was filed on November 18, 1994 in the United States District Court, District of Minnesota. The complaint was filed by Robert Fleck as a putative class action against The Managers Funds,

The Managers Funds, L.P., the Adviser, the Distributor, Worth Bruntjen, Evaluation Associates, Inc., Robert P. Watson, John E. Rosati, William M. Graulty, Madeline H. McWhinney, Steven J. Pasggioli, Thomas R. Schneeweis and Managers Short Government Fund, F/K/A/ Managers Short Government Income Fund. The complaint alleges certain violations of federal securities laws, including the making of false and misleading statements in the prospectus, and negligent misrepresentation.



     The Adviser and Distributor do not believe that the settlement reached in connection with the first lawsuit described above, or any other of the above lawsuits, will have a material adverse effect upon their ability to perform under their agreements with the Fund, and they intend to defend the remaining lawsuits vigorously.

                                     PART B


                                MONEY MARKET FUND
                        U.S. GOVERNMENT MONEY MARKET FUND
                          TAX-EXEMPT MONEY MARKET FUND

                           Series of Piper Funds Inc.


                       STATEMENT OF ADDITIONAL INFORMATION


                                November 27, 1995



                                Table of Contents
                                                                      PAGE


Investment Objectives, Policies and Restrictions  . . . . . . .         2
Directors and Executive Officers    . . . . . . . . . . . . . .         6
Investment Advisory and Other Services  . . . . . . . . . . . .        13
Portfolio Transactions and Allocation of Brokerage. . . . . . .        18
Capital Stock and Ownership of Shares . . . . . . . . . . . . .        20
Net Asset Value and Public Offering Price . . . . . . . . . . .        20
Calculation of Yield  . . . . . . . . . . . . . . . . . . . . .        22
Redemption of Shares  . . . . . . . . . . . . . . . . . . . . .        23
Taxation  . . . . . . . . . . . . . . . . . . . . . . . . . . .        24
General Information . . . . . . . . . . . . . . . . . . . . . .        26
Financial Statements  . . . . . . . . . . . . . . . . . . . . .        27
Pending Litigation  . . . . . . . . . . . . . . . . . . . . . .        27
Appendix A - Ratings  . . . . . . . . . . . . . . . . . . . . .       A-1



     This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated November 27, 1995, and should be read in conjunction therewith. A copy of the Prospectus may be obtained from the Funds at Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402.

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

     The shares of Piper Funds Inc. (the "Company") are currently offered in 13 series. This Statement of Additional Information relates to three of those series, Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund (sometimes referred to herein as a "Fund" or, collectively, as the "Funds"). The investment objectives and policies of the Funds are set forth in the Prospectus. Certain additional investment information is set forth below.


REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

     Each Fund may invest in repurchase agreements. The Funds' custodian will hold the securities underlying any repurchase agreement or such securities will be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the respective Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

     U.S. Government Money Market Fund will enter into repurchase agreements and reverse repurchase agreements only with the primary reporting dealers that report to the Federal Reserve Bank of New York and with banks that are among the 100 largest United States commercial banks.

     The Funds have received from the Securities and Exchange Commission an exemptive order permitting the Funds, along with the other series of the Company, closed-end and other open-end investment companies currently managed by Piper Capital Management Incorporated (the "Adviser"), and all future series of the Company and all future investment companies advised by the Adviser or its affiliates, to deposit uninvested cash balances into a large single joint account to be used to enter into one or more large repurchase agreements.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

     Tax-Exempt Money Market Fund may purchase securities on a "when-issued" basis and may purchase and sell securities on a "forward commitment" basis.
When the Fund purchases securities on a when-issued or forward commitment basis, it will maintain in a segregated account with its custodian cash or liquid high-grade debt obligations having an aggregate value equal to the amount of such purchase commitments until payment is made; the Fund will likewise segregate securities it sells on a forward commitment basis.

PUTS

     To help assure appropriate liquidity, Tax-Exempt Money Market Fund may acquire Municipal Obligations which provide for the right to resell them to the issuer, a bank or a broker-dealer at a specified price within a specified period of time prior to the maturity date of such obligation. Such a right to resell, which is commonly known as a "put," may be sold, transferred or assigned only with the underlying security or securities. Immediately after acquisition of any put, Tax-Exempt Money Market Fund will not, with respect to 75% of the total amortized cost value of its assets, have invested more than 5% of the total amortized cost value of its assets in securities underlying puts from the same institution. An unconditional put, which is a put that would be readily exercisable in the event of a default in payment of principal or interest on the underlying security or securities, will not be considered to be a put from that institution, provided that the amortized cost value of all securities held by the Fund and issued or guaranteed by the same institution does not exceed 10% of the total amortized cost value of the Fund's assets. For the purposes of this paragraph, a put will be considered to be from the party to whom the Fund will look for payment of the exercise price and an unconditional put will be considered to be a guarantee of the underlying security or securities.

     If an issuer, bank or broker-dealer should default on its obligation to repurchase a security, Tax-Exempt Money Market Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere. It will be the Fund's policy to enter into puts only with issuers, banks or broker-dealers that are determined by the Adviser to present minimal credit risks.

ILLIQUID SECURITIES

     As set forth in the Prospectus, the Funds may invest in Rule 144A securities and commercial paper issued pursuant to Rule 4(2) under the Securities Act of 1933, and treat such securities as liquid when they have been determined to be liquid by the Board of Directors of the Company or by the Adviser subject to the oversight of and pursuant to procedures adopted by the Board of Directors. Under these procedures, factors taken into account in determining the liquidity of a security include (a) the frequency of trades and quotes for the security; (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (c) dealer undertakings to make a market in the security; and (d) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). With respect to Rule 144A securities, investing in such securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

PORTFOLIO TURNOVER

     Each Fund, consistent with its investment objective, may attempt to maximize yield through portfolio trading. This may involve selling portfolio instruments and purchasing different instruments to take advantage of disparities of yield in different segments of the high-grade money market or among particular instruments within the same segment of the market. Since each Fund's assets will be invested in securities with short maturities and the Funds will manage their portfolios as described above, each Fund's portfolio will turn over several times a year. However, this will not generally increase the Funds' brokerage costs, since brokerage commissions as such are not usually paid in connection with the purchase or sale of the instruments in which the Funds invest.

     Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to the average monthly value of portfolio securities, not including securities maturing in less than 12 months. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned during such year. Because securities with maturities of less than one year are excluded from required portfolio turnover rate calculations, the portfolio turnover rate for each Fund will generally be insignificant.

INVESTMENT RESTRICTIONS

     In addition to the investment objectives and policies set forth in the Prospectus, each Fund is subject to certain fundamental and nonfundamental investment restrictions, as set forth below. Fundamental investment restrictions may not be changed without the vote of a majority of a Fund's outstanding shares. "Majority," as used in the Prospectus and in this Statement of Additional Information, means the lesser of (a) 67% of a Fund's outstanding shares present at a meeting of the holders if more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of a Fund's outstanding shares.

     As fundamental investment restrictions, no Fund will:

     1. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in any one industry. This restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto, or to Tax-Exempt Securities, as defined in the Prospectus. In addition, this restriction does not apply to obligations of United States banks, domestic branches thereof and United States branches of foreign banks subject to United States regulation. The various types of utilities companies, such as gas, electric, telephone, telegraph, satellite and microwave communications companies, are considered as separate industries.

     2. Issue any senior securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), other than as set forth in restriction number 3 below and except to the extent that purchasing or selling securities on a when-issued or delayed delivery basis may be deemed to constitute issuing a senior security.

     3. Borrow money (provided that the Funds may enter into reverse repurchase agreements) except from banks for temporary or emergency purposes. Each Fund may borrow money in an amount up to one-third of the value of its total assets in order to meet redemption requests without immediately selling any money market instruments. If, for any reason, the current value of a Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, such Fund will, within three business days, reduce its indebtedness to the extent necessary. To do this, a Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so. With respect to each of the Funds, interest paid on borrowed funds will decrease the net earnings of the Fund. None of the Funds will purchase portfolio securities while outstanding borrowing exceeds 5% of the value of the Fund's total assets. None of the Funds will borrow money for leverage purposes (provided that the Funds may enter into reverse repurchase agreements for such purposes).

     4. Mortgage, pledge or hypothecate its assets except in an amount not exceeding 10%, with respect to Money Market Fund and U.S. Government Money Market Fund, and 20% with respect to Tax-Exempt Money Market Fund, of the value of their total assets to secure temporary or emergency borrowing.

     5.   Purchase or sell commodities or commodity futures contracts.

     6. Purchase or sell real estate or real estate mortgage loans, except that the Funds may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

     7. Act as an underwriter of securities of other issuers, except insofar as each Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

     As nonfundamental investment restrictions that may be changed at any time without shareholder approval, no Fund will:

     1.   Invest more than 10% of its net assets in illiquid securities.

     2.   Invest in warrants.

     3. Invest more than 5% of the value of its total assets in the securities of any issuers which, with their predecessors, have a record of less than three years' continuous operation. (Securities of such issuers will not be deemed to fall within this limitation if they are guaranteed by an entity in continuous operation for more than three years. The value of all securities issued or guaranteed by such guarantor and owned by a Fund shall not exceed 10% of the value of the total assets of such Fund.)

     4.   Make short sales of securities.

     5. Purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

     6. Write, purchase or sell puts, calls or combinations thereof, provided that the Funds may purchase securities with demand or put features.

     7. Purchase or retain the securities of any issuer if, to the Fund's knowledge, those officers or directors of the Company or its affiliates or of its investment adviser who individually own beneficially more than 0.5% of the outstanding securities of such issuer, together own more than 5% of such outstanding securities.

     8.   Invest for the purpose of exercising control or management.

     9. Purchase or sell oil, gas or other mineral leases, rights or royalty contracts, except that the Funds may purchase or sell securities of companies investing in the foregoing.

     10. Purchase the securities of other investment companies except as part of a merger, consolidation or acquisition of assets, provided that Tax-Exempt Money Market Fund may invest up to 5% of its total assets in the securities of other investment companies. Any purchases by Tax-Exempt Money Market Fund of the securities of other investment companies will be made in the open market where customary brokerage fees and commissions are paid.

     11. Invest in foreign securities, except as follows: (a) Money Market Fund may invest without limit in foreign securities, subject to the requirements of Rule 2a-7 of the 1940 Act, and (b) Tax-Exempt Money Market Fund may invest up to 5% of its total assets in foreign securities. For purposes of this investment limitation, securities of foreign issuers which are guaranteed as to payment of principal and interest by the U.S. Government or its agencies or instrumentalities are not considered foreign securities.

     12.  Loan portfolio securities.

     The identification of the issuer of a Tax-Exempt Security depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision, and the obligation is backed only by the assets and revenues of the subdivision, such subdivision will be regarded as the sole issuer. Similarly, in the case of a nongovernmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the nongovernmental user then such nongovernmental user will be deemed to be the sole issuer. If in either case the creating government or another entity guarantees an obligation, and the value of all securities issued or guaranteed by the guarantor and owned by a Fund exceeds 10% of the value of such Fund's total assets, the guarantee will be regarded as a separate security and treated as an issue of such government or entity.

     Any investment restriction or limitation referred to above or in the Prospectus, except the borrowing policy, which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and such excess results therefrom.

                        DIRECTORS AND EXECUTIVE OFFICERS

     The names, addresses and principal occupations during the past five years of the directors and executive officers of the Company are given below. The officers and directors of the Company also serve as officers and directors of various closed- and open-end investment companies managed by the Adviser.

     Name and Address                   Position with the Company
     ----------------                   -------------------------

     William H. Ellis*                  Chairman of the Board of Directors
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402

     David T. Bennett                   Director
     3400 City Center
     33 South Sixth Street
     Minneapolis, Minnesota 55402

     Jaye F. Dyer                       Director
     4670 Norwest Center
     90 South Seventh Street
     Minneapolis, Minnesota 55402

     Karol D. Emmerich                  Director
     7302 Claredon Drive
     Edina, Minnesota 55439

     Luella G. Goldberg                 Director
     7019 Tupa Drive
     Edina, Minnesota 55435

     George Latimer                     Director
     754 Linwood Avenue
     St. Paul, MN  55105

     Paul A. Dow                        President
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402

     David E. Rosedahl                  Secretary
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402

     Charles N. Hayssen                 Treasurer
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402

     Worth Bruntjen                     Senior Vice President
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402

     Richard W. Filippone               Senior Vice President

     Name and Address                   Position with the Company
     ----------------                   -------------------------

     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402

     Marijo A. Goldstein                Senior Vice President
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402

     Steven V. Markusen                 Senior Vice President
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402

     Robert H. Nelson                   Senior Vice President
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402

     Edward P. Nicoski                  Senior Vice President
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402

     Nancy S. Olsen                     Senior Vice President
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402

     Ronald R. Reuss                    Senior Vice President
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402

     Bruce D. Salvog                    Senior Vice President
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402


     Sandra K. Shrewsbury               Senior Vice President
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402

     David M. Steele                    Senior Vice President
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402

     Douglas J. White                   Senior Vice President
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402

     J. Bradley Stone                   Vice President
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402

     Marcy K. Winson                    Vice President
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402
------------------
* Directors of the Company who are interested persons (as that term is defined by the 1940 Act) of Piper Capital Management Incorporated and the Funds.

     William H. Ellis has been President of Piper Jaffray Companies Inc. and Piper Jaffray Inc. (the "Distributor") since September 1982, Chief Operating Officer of the same two companies since August 1983, Director and Chairman of the Board of Piper Capital Management Incorporated ("the Adviser") since October 1985 and President of the Adviser since December 1994.



     David T. Bennett is of counsel to the law firm of Gray, Plant, Mooty, Mooty & Bennett, P.A., located in Minneapolis, Minnesota. Mr. Bennett is chairman of a group of privately held companies and serves on the board of directors of a number of nonprofit organizations.



     Jaye F. Dyer has been President of Dyer Management Company, a private management company, since January 1991. Prior to that he was President and Chief Executive Officer of Dyco Petroleum Corporation, a Minneapolis based oil and natural gas development company he founded, from 1971 to March 1, 1989, and Chairman of the Board until December 31, 1990. Mr. Dyer serves on the board of directors of Northwestern National Life Insurance Company, The ReliaStar Financial Corp. (the holding company of Northwestern National Life Insurance Company) and various privately held and nonprofit corporations.



     Karol D. Emmerich has been President of The Paraclete Group, a consultant to nonprofit organizations, since 1993. Prior to that she had been Vice President, Chief Accounting Officer and Treasurer of Dayton Hudson Corporation from 1980 to May 1993. Ms. Emmerich is an Executive Fellow at the University of St. Thomas Graduate School of Business and serves on the board of directors of a number of privately held and nonprofit organizations.



     Luella G. Goldberg has served on the board of directors of Northwestern National Life Insurance Company (since 1976), The ReliaStar Financial Corp. (since 1989), TCF Financial Corporation (since 1988), the holding company of TCF Bank Savings fsb, and Hormel Foods Corp. (since 1993). Ms. Goldberg also serves as a Trustee of Wellesley College, and as a director of a number of other organizations, including the University of Minnesota Foundation and the Minnesota Orchestral Association. Ms. Goldberg was Chairman of the Board of Trustees of Wellesley College from 1985 to 1993 and acting President from July 1, 1993 to October 1, 1993.

     George Latimer is Director, Special Actions Office, Office of the Secretary, Department of Housing and Urban Development since 1993, prior to which he had been Dean of Hamline Law School, Saint Paul, Minnesota from 1990 to 1993. Mr. Latimer also serves on the board of directors of Digital Biometrics, Inc. and Payless Cashways, Inc.

     Paul A. Dow has been a Senior Vice President of the Adviser since 1989 and Chief Investment Officer of the Adviser since 1989.


     David E. Rosedahl has been Secretary and a Director of the Adviser since 1985, a Managing Director of the Distributor since 1986, a Managing Director of Piper Jaffray Companies Inc. since 1987, Secretary of the Distributor since 1993 and General Counsel for the Distributor and Piper Jaffray Companies Inc. since 1979.



     Charles N. Hayssen has been a Managing Director of the Distributor since 1986 and of Piper Jaffray Companies Inc. since 1987, Chief Financial Officer of the Distributor since 1988, Director and Chief Financial Officer of the Adviser since 1989 and Chief Operating Officer of the Adviser since 1994.


          Worth Bruntjen has been a Senior Vice President of the Adviser since January 1988.


     Richard W. Filippone has been a Senior Vice President of the Adviser since November 1991, prior to which he had been a Vice President of the Adviser from 1987 to 1991.



     Marijo A. Goldstein has been a Senior Vice President of the Adviser since November 1993, prior to which she was a Vice President of the Adviser from 1991 to 1993 and a fixed income analyst of the Adviser since 1988.



     Steven V. Markusen has been a Senior Vice President of the Adviser since December 1993, prior to which had been a senior vice president of Investment Advisers, Inc., in Minneapolis, Minnesota from 1989 to 1993.



     Robert H. Nelson has been a Senior Vice President of the Adviser since November 1993, prior to which he had been a Vice President of the Adviser from 1991 to 1993 and Assistant Vice President from 1989 to 1991.



     Edward P. Nicoski has been a Senior Vice President of the Adviser since October 1985 and a Managing Director of the Distributor since November 1986.



     Nancy S. Olsen has been a Senior Vice President of the Adviser since November 1991, prior to which she had been a Vice President of the Adviser from 1987 to 1991.

     Ronald R. Reuss has been a Senior Vice President of the Adviser since January 1989.


     Bruce D. Salvog has been a Senior Vice President of the Adviser since January 1992, prior to which he had been a portfolio manager at Kennedy & Associates in Seattle, Washington from 1984 to 1992.



     Sandra K. Shrewsbury has been a Senior Vice President of the Adviser since September 1993, prior to which she had been a Managing Director of Piper Jaffray since November 1992 and a Vice President of Piper Jaffray since November 1990.



     David M. Steele has been a Senior Vice President of the Adviser since January 1992, prior to which he had been a portfolio manager at Kennedy & Associates in Seattle, Washington from 1987 to 1992.



     Douglas J. White has been a Senior Vice President of the Adviser since November 1991, prior to which he had been a Vice President of the Adviser from 1989 to 1991.



     J. Bradley Stone has been a Vice President of the Adviser since November 1991 and a fixed-income analyst of the Adviser since March 1990.



     Marcy K. Winson has been a Vice President of the Adviser since November 1993, prior to which she was an Assistant Vice President of the Adviser since March 1993 and an educator from 1990 to 1992.


     Ms. Goldberg, Ms. Emmerich and Mr. Dyer are members of the Company's Audit Committee. Ms. Goldberg acts as the chairperson of such committee. The Audit Committee oversees the Funds' financial reporting process, reviews audit results and recommends annually to the Company a firm of independent certified public accountants.


     The functions to be performed by the Audit Committee are to recommend annually to the Board a firm of independent certified public accountants to audit the books and records of the Funds for the ensuing year; to monitor that firm's performance; to review with the firm the scope and results of each audit and determine the need, if any, to extend audit procedures; to confer with the firm and representatives of the Funds on matters concerning the Funds' financial statements and reports including the appropriateness of its accounting practices and of its financial controls and procedures; to evaluate the independence of the firm; to review procedures to safeguard portfolio securities; to review the purchase by the Funds from the firm of non-audit services; to review all fees paid to the firm; and to facilitate communications between the firm and the Funds' officers and Directors.



     The Board of Directors also has a Committee of the Independent Directors, consisting of Mr. Bennett, who serves as chairperson, Messrs. Dyer, and Latimer, Ms. Emmerich and Ms. Goldberg, and a Derivatives Committee consisting of Ms. Emmerich, who serves as chairperson, Ms. Goldberg and Mr. Dyer.

     The functions of the Committee of the Independent Directors are: (a) recommendation to the full Board of approval of any management, advisory, sub-advisory and/or administration agreements; (b) recommendation to the full Board of approval of any underwriting and/or distribution agreements; (c) review of the fidelity bond and premium allocation; (d) review of errors and omissions and any other joint insurance policies and premium allocation; (e) review of, and monitoring of compliance with, procedures adopted pursuant to certain rules promulgated under the 1940 Act; and (f) such other duties as the independent directors shall, from time to time, conclude are necessary or appropriate to carry out their duties under the 1940 Act. The functions of the Derivatives Committee are: (a) to oversee practices, policies and procedures of the Adviser in connection with the use of derivatives; (b) to receive periodic reports from management and independent accountants; and (c) to report periodically to the Committee of the Independent Directors and the Board of Directors.


     The directors of the Company who are officers or employees of the Adviser or any of its affiliates receive no remuneration from the Company. Each of the other directors receives fees that are allocated among the series of the Company on the basis of the total assets of each series. Each director receives from the Company and Piper Institutional Funds Inc., collectively, an annual retainer of $1,000, plus a fee of $250 for each regular quarterly Board of Directors meeting attended. (The per-meeting fee is based on the total assets of the Company and Piper Institutional Funds Inc. and will increase to $500 per meeting in the event total assets exceed $200 million, with continuing increases to as high as $1,500 per meeting in the event total assets reach $5 billion or more. In addition, members of the Audit Committee not affiliated with the Adviser receive $1,000 for each Audit Committee meeting attended ($2,000 with respect to the chairperson of the Committee), with such fee being allocated among all open-end and closed-end investment companies managed by the Adviser. Members of the Committee of the Independent Directors and the Derivatives Committee currently
receive no additional compensation.   Directors are also reimbursed for expenses
incurred in connection with attending meetings.



     The following table sets forth the aggregate compensation received by each director from the Company during the fiscal year ended September 30, 1995, as well as the total compensation received by each director from the Company and all other registered investment companies managed by the Adviser or affiliates of the Adviser during the calendar year ended December 31, 1994. Directors who are officers or employees of the Adviser or any of its affiliates did not receive any such compensation and are not included in the table.



                                                    Pension or
                                                    Retirement            Estimated          Total
                                 Aggregate           Benefits          Annual Benefits    Compensation
                                Compensation      Accrued as Part           Upon            from Fund
Director                      from the Company    of Fund Expenses       Retirement         Complex*
--------                      ----------------    ----------------       ----------         --------

David T. Bennett                  $7,400                None                None             $57,500
Jaye F. Dyer                      $7,995                None                None             $68,250
Karol D. Emmerich                 $7,995                None                None             $68,250
Luella G. Goldberg                $8,590                None                None             $71,250
George Latimer                    $7,400                None                None             $65,250
-----------------

* Consists of 21 registered investment companies managed by the Adviser or an affiliate of the Adviser, including Piper Funds. Each director included in the table, other than Mr. Bennett, serves on the board of each such registered investment company. Mr. Bennett serves on the board of 20 such companies.


                     INVESTMENT ADVISORY AND OTHER SERVICES

     The investment adviser for the Funds is Piper Capital Management Incorporated (the "Adviser"). Its affiliate, Piper Jaffray Inc. (the "Distributor") acts as the Funds' distributor. Each will act as such pursuant to a written agreement which will be periodically approved by the directors or the shareholders of the Funds. The address of both the Adviser and the Distributor is Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402.

CONTROL OF THE ADVISER AND THE DISTRIBUTOR

     The Adviser and the Distributor are both wholly owned subsidiaries of Piper Jaffray Companies Inc., a publicly held corporation which is engaged through its subsidiaries in various aspects of the financial services industry.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

     The Adviser acts as the investment adviser of the Funds under an Investment Advisory and Management Agreement which has been approved by the Board of Directors (including a majority of the directors who are not parties to the agreement, or interested persons of any such party, other than as directors of the Funds) and the shareholders of the Funds.

     The Investment Advisory and Management Agreement will terminate automatically in the event of its assignment. In addition, the agreement is terminable at any time, without penalty, by the Board of Directors of the Company or by vote of a majority of the Company's outstanding voting securities on not more than 60 days' written notice to the Adviser, and by the Adviser on 60 days' written notice to the Company. The agreement may be terminated with respect to a particular Fund at any time by a vote of the holders of a majority of the outstanding voting securities of such Fund, upon 60 days' written notice to the Adviser. Unless sooner terminated, the agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors or by a vote of a majority of the outstanding voting securities of the Company, provided that in either event such continuance is also approved by a vote of a majority of the directors who are not parties to such agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval. If a majority of the outstanding voting securities of any of the Funds approves the agreement, the agreement shall continue in effect with respect to such approving Fund whether or not the shareholders of any other Fund approve the agreement.

     Pursuant to the Investment Advisory and Management Agreement, the Funds pay the Adviser monthly advisory fees equal on an annual basis to a certain percentage of each Fund's average net assets as set forth in the following table.

                                             Annual Advisory Fee
Average Net Asset Values                      as Percentage of
     of the Fund                             Average Net Assets
-----------------------------                ------------------

On the first $500,000,000                           .50%
On the next $250,000,000                            .425%
On the next $250,000,000                            .375%
On the next $500,000,000                            .35%
On the next $500,000,000                            .325%
On the next $500,000,000                            .30%
On average assets of over
  $2,500,000,000                                    .275%

     Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund paid $5,034,611, $972,530 and $932,865, respectively, in advisory fees for the fiscal year ended September 30, 1993, $5,287,804, $995,914 and $972,714, respectively, in advisory fees for the fiscal year ended September 30, 1994 and $5,857,287, $1,105,123 and $966,676, respectively, in advisory fees for the fiscal year ended September 30, 1995.


     The Investment Advisory and Management Agreement provides that the Adviser must make any expense reimbursements to the Funds required under state law. The laws of California provide that aggregate annual expenses of a mutual fund shall not normally exceed 2-1/2% of the first $30 million of the average net assets, 2% of the next $70 million of the average net assets and 1-1/2% of the remaining average net assets. Such expenses include the Adviser's compensation, but exclude interest, taxes, brokerage fees and commissions, extraordinary expenses and amounts paid under the Company's Rule 12b-1 Plan. The Adviser does not believe that the laws of any other state in which the Funds' shares may be offered for sale contain expense reimbursement requirements.

     Under the Investment Advisory and Management Agreement, the Adviser provides each Fund with advice and assistance in the selection and disposition of that Fund's investments. All investment decisions are subject to review by the Board of Directors of the Company. The Adviser is obligated to pay the salaries and fees of any affiliates of the Adviser serving as officers or directors of the Funds.

     The same security may be suitable for more than one of the Funds and/or for other series of the Company or other funds or private accounts managed by the Adviser or its affiliates. If and when two or more funds or accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to each fund or account. The simultaneous purchase or sale of the same securities by more than one of the Funds or by any of the Funds and other series of the Company or other funds or accounts may have a detrimental effect on a Fund, as this may affect the price paid or received by that Fund or the size of the position obtainable or able to be sold by that Fund.

EXPENSES

     The expenses of each Fund are deducted from their income before dividends are paid. These expenses include, but are not limited to, organizational costs, fees paid to the Adviser, fees and expenses of officers and directors who are not affiliated with the Adviser, taxes, interest, legal fees, transfer agent, dividend disbursing agent and custodian fees, audit fees, brokerage fees and commissions, fees and expenses of registering and qualifying the Funds and their shares for distribution under federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information annually to existing shareholders, the expenses of reports to shareholders, shareholders' meetings and proxy solicitations, distribution expenses pursuant to the Rule 12b-1 plan, and other expenses which are not expressly assumed by the Adviser under the Investment Advisory and Management Agreement. Any general expenses of the Company that are not readily identifiable as belonging to a particular series of the Company will be allocated among the series based upon the relative net assets of the series at the time such expenses were incurred.

DISTRIBUTION PLAN

     Rule l2b-1(b) under the 1940 Act provides that any payments made by the Funds in connection with financing the distribution of their shares may only be made pursuant to a written plan describing all aspects of the proposed financing of distribution, and also requires that all agreements with any person relating to the implementation of the plan must be in writing. Because some of the payments described below to be made by the Funds are distribution expenses within the meaning of Rule 12b-1, the Company has entered into an Underwriting and Distribution Agreement with the Distributor pursuant to a Distribution Plan adopted in accordance with such Rule.

     Rule l2b-1(b)(1) requires that such plan be approved by a majority of a Fund's outstanding shares, and Rule l2b-1(b)(2) requires that such plan, together with any related agreements, be approved by a vote of the Board of Directors and of the directors who are not interested persons of the Company and who have no direct or indirect interest in the operation of the plan or in the agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreement. Rule l2b-1(b)(3) requires that the plan or agreement provide, in substance:

          (a) that it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in paragraph (b)(2) of Rule l2b-1;
          (b) that any person authorized to direct the disposition of moneys paid or payable by the Company pursuant to the plan or any related agreement shall provide to the Company's Board of Directors, and the directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made; and
          (c) in the case of a plan, that it may be terminated at any time by a vote of a majority of the members of the Board of Directors of the Company who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan or by a vote of a majority of the outstanding voting securities of a Fund.

     Rule l2b-1(b)(4) requires that such a plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the plan must be approved in the manner described in paragraph (b)(2) of Rule l2b-1.

     Rule 12b-1(c) provides that the Company may rely upon Rule l2b-1(b) only if the selection and nomination of the Company's disinterested directors are committed to the discretion of such disinterested directors. Rule l2b-1(e) provides that the Company may implement or continue a plan pursuant to Rule l2b-1(b) only if the directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Sections 36(a) and
(b) of the Investment Company Act of 1940, that there is a reasonable likelihood that the plan will benefit the Company and its shareholders. The Board of Directors has concluded that there is a reasonable likelihood that the Distribution Plan will benefit the Company and its shareholders.

     Pursuant to the provisions of the Distribution Plan, each Fund pays a fee to the Distributor at a monthly rate of 1/12 of .30% of such Fund's average daily net assets in connection with servicing of the Fund's shareholder accounts and in connection with distribution-related services provided with respect to the Funds. A portion of the total fee (to be determined from time to time by the Board of Directors) may be paid as a distribution fee and will be used by the Distributor to cover expenses that are primarily intended to result in, or that are primarily attributable to, the sale of shares of the Funds ("Distribution Expenses"), and the remaining portion of the fee may be paid as a shareholder servicing fee and will be used by the distributor to provide compensation for ongoing servicing and/or maintenance of shareholder accounts with respect to the Funds ("Shareholder Servicing Costs"). Distribution Expenses under the Plan include, but are not limited to, initial and ongoing sales compensation (in addition to sales charges) paid to Investment Executives of the Distributor and to other broker-dealers; expenses incurred in the printing of prospectuses, statements of additional information and reports used for sales purposes; expenses of preparation and distribution of sales literature; expenses of advertising of any type; an allocation of the Distributor's overhead; and payments to and expenses of persons who provide support services in connection with the distribution of Fund shares.
Shareholder Servicing Costs include all expenses of the Distributor incurred in connection with providing administrative or accounting services to shareholders, including, but not limited to, an allocation of the Distributor's overhead and payments made to persons, including employees of the Distributor, who respond to inquiries of shareholders of the Funds regarding their ownership of shares or their accounts with the Funds, or who provide other administrative or accounting services not otherwise required to be provided by the Funds' Adviser or transfer agent.


     For each of the fiscal years ended September 30, 1993, 1994 and 1995, the Distributor voluntarily limited amounts payable under the Distribution Plan to an annual rate of .20% of average daily net assets for each Fund. Money Market Fund paid distribution fees for the fiscal years ended September 30, 1993, 1994 and 1995 of $2,306,127, $2,450,296 and $2,725,532, respectively. U.S. Government
Money Market Fund paid distribution fees for the fiscal years ended September 30, 1993, 1994 and 1995 of $389,074, $399,419 and $443,366, respectively.
Tax-Exempt Money Market Fund paid distribution fees for the fiscal years ended September 30, 1993, 1994 and 1995 of $373,238, $389,086 and $381,907,
respectively.



     Distribution fees for the fiscal year ended September 30, 1995, were used by the Distributor as follows:




                                                   U.S. Government  Tax-Exempt
                                      Money Market   Money Market  Money Market
                                          Fund           Fund          Fund
                                      ------------ --------------- ------------

Advertising........................     $    -0-       $    -0-      $    -0-
Printing and Mailing of
     Prospectuses to Other
     than Current Shareholders ....          -0-            -0-           -0-
Compensation to Under-
     writers (trail fees to
     Investment Executives)........       2,725,532        443,661       381,907
Compensation to Dealers    ........          -0-            -0-           -0-
Compensation to Sales
     Personnel ....................          -0-            -0-           -0-
Interest, Carrying or Other
     Finance Charge ...............          -0-            -0-           -0-
Other (Specify)  ..................          -0-            -0-           -0-
                                         ----------       --------      --------
                                         $2,725,532       $443,661      $381,907


UNDERWRITING AND DISTRIBUTION AGREEMENT

     Pursuant to the Underwriting and Distribution Agreement, the Distributor has agreed to act as the principal underwriter for the Funds in the sale and distribution to the public of shares of the Funds, either through dealers or otherwise. The Distributor has agreed to offer such shares for sale at all times when such shares are available for sale and may lawfully be offered for sale and sold.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT


     Investors Fiduciary Trust Company ("IFTC"), the transfer agent for the Company, maintains certain omnibus shareholder accounts for each of the Funds. Each such omnibus account represents the accounts of a number of individual shareholders of a Fund. The Company has entered into a Shareholder Account Servicing Agreement with the Distributor, pursuant to which the Distributor provides certain transfer agent and dividend disbursing agent services for the underlying individual shareholder accounts. Pursuant to such Agreement, the Distributor has agreed to perform the usual and ordinary services of transfer agent and dividend disbursing agent not performed by IFTC with respect to the underlying individual shareholder accounts, including, without limitation, the following: maintaining all shareholder accounts, preparing shareholder meeting lists, mailing shareholder reports and prospectuses, tracking shareholder accounts for blue sky and Rule l2b-1 purposes, withholding taxes on nonresident alien and foreign corporation accounts, preparing and mailing checks for disbursement of income dividends and capital gains distributions, preparing and filing U.S. Treasury Department Form 1099 for all shareholders, preparing and mailing confirmation forms to shareholders and dealers with respect to all purchases, exchanges and liquidations of series shares and other transactions in shareholder accounts for which confirmations are required, recording reinvestments of dividends and distributions in series shares, recording redemptions of series shares, and preparing and mailing checks for payments upon redemption and for disbursements to withdrawal plan holders. As compensation for such services, the Distributor is paid an annual fee of $9.00 per active shareholder account and $6.00 per inactive account (defined as an account that has a balance of shares in any of the Funds but that does not require a client statement for the current month). There is no charge for a closed shareholder account (defined as an account that has been inactive for at least three consecutive months). Such fee is payable on a monthly basis at a rate of 1/12 of the annual per-account charge. Such fee covers all services listed above, with the exception of preparing shareholder meeting lists and mailing shareholder reports and prospectuses. These services, along with proxy processing (if applicable) and other special service requests, are billable as performed at a mutually agreed upon fee in addition to the annual fee noted above, provided that such mutually agreed upon fee shall be fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. Money Market Fund, U.S. Government
Money Market Fund and Tax-Exempt Money Market Fund paid   $2,525,208, $142,433
and $104,169, respectively, to the Distributor under the Shareholder Account Servicing Agreement during the fiscal year ended September 30, 1993, $2,747,092, $165,733 and $111,906, respectively, during the fiscal year ended September 30, 1994 and $2,944,581, $177,755 and $126,307, respectively, during the fiscal year ended September 30, 1995.


               PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

     Because each Fund's portfolio is composed exclusively of debt, rather than equity securities, most of the Funds' portfolio transactions are effected without the payment of brokerage commissions, but at net prices which usually include a markup. Most of the Funds' transactions are with the issuer, or with major dealers on a principal basis acting for their own account and not as brokers. However, portfolio transactions for the Funds which are executed on an agency basis may be effected through the Distributor on a securities exchange if the commissions, fees or other remuneration received by the Distributor are reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or other futures commission merchants in connection with comparable transactions involving similar securities or similar futures contracts or options on futures contracts being purchased or sold on an exchange during a comparable period of time. In effecting portfolio transactions through the Distributor, the Funds intend to comply with Section 17(e)(1) of the 1940 Act. For the fiscal years ended September 30, 1993, 1994 and 1995, the Funds did not pay any brokerage commissions.

     The Adviser is responsible for effecting securities transactions for each of the Funds. In placing orders for securities transactions, the primary criterion for the selection of a broker-dealer is the ability of the broker-dealer, in the opinion of the

Adviser, to secure prompt execution of the transactions at the most favorable net price, considering the state of the market at the time. Frequently the Adviser selects a broker-dealer to effect a particular transaction without contacting all broker-dealers who might be able to effect such transaction, because of the volatility of the money market and the desire to accept a particular price for a security because the price offered by the broker-dealer meets a Fund's guidelines for profit, yield, or both.

     When consistent with the objectives of prompt execution and favorable net price, business may be placed with broker-dealers who furnish investment research or services to the Adviser. Such research or services include advice, both directly and in writing, as to the value of securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows the Adviser to supplement its own investment research activities and enables the Adviser to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Funds. To the extent portfolio transactions are effected with broker-dealers who furnish research services to the Adviser, the Adviser receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Funds from these transactions. The Adviser believes that most research services obtained by it generally benefit several or all of the investment companies and private accounts which it manages, as opposed to solely benefiting one specific managed fund or account. Normally, research services obtained through managed funds or accounts investing in common stocks would primarily benefit the managed funds or accounts which invest in common stock; similarly, services obtained from transactions in fixed-income securities would normally be of greater benefit to the managed funds or accounts which invest in debt securities.

     The Adviser has not entered into any formal or informal agreements with any broker-dealers, nor does it maintain any "formula" which must be followed in connection with the placement of the Funds' portfolio transactions in exchange for research services provided the Adviser, except as noted below. However, the Adviser does maintain an informal list of broker-dealers, which is used from time to time as a general guide in the placement of the Funds' business, in order to encourage certain broker-dealers to provide the Adviser with research services which the Adviser anticipates will be useful to it. Because the list is merely a general guide, which is to be used only after the primary criterion for the selection of broker-dealers (discussed above) has been met, substantial deviations from the list are permissible and may be expected to occur. In the event any transactions are executed on an agency basis, the Adviser will authorize the Funds to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion. If the Funds execute any transactions on an agency basis, they will generally pay higher than the lowest commission rates available.

     Any portfolio transactions for the Funds executed on an agency basis may be effected through the Distributor. In determining the commissions to be paid to the Distributor, it is the policy of the Funds that such commissions will, in the judgment of the Adviser, subject to review by the Board of Directors, be both (a) at least as favorable as those which would be charged by other qualified brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time, and (b) at least as favorable as commissions contemporaneously charged by the Distributor on comparable transactions for its most favored comparable unaffiliated customers. While the Funds do not deem it practicable and in their best interest to solicit competitive bids for commission rates on each transaction, consideration will regularly be given to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers.


     From time to time the Funds may acquire the securities of their regular brokers or dealers or parent companies of such brokers or dealers. As of September 30, 1995, Money Market Fund held $15,000,915 of securities issued by Morgan Guaranty, $20,648,883 issued by C.S. First Boston, $14,814,024 issued by Goldman Sachs Group L.P. and $21,928,338 issued by Merrill Lynch & Company. During the 1995 fiscal year, Money Market Fund purchased securities issued by Morgan Guaranty, C.S. First Boston, Goldman Sachs Group L.P., Merrill Lynch & Company, Morgan Stanley Group Inc. and Lehman Brothers Inc.



     U.S. Government Money Market Fund and Tax-Exempt Money Market Fund did not purchase securities of their regular brokers or dealers or parent companies of such brokers or dealers during the 1995 fiscal year.


                      CAPITAL STOCK AND OWNERSHIP OF SHARES

     Each Fund's shares of common stock have a par value of $.01 per share, and have equal rights to share in dividends and assets. The shares possess no preemptive or conversion rights. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and in such event the holders of the remaining shares will be unable to elect any directors.


     As of November 1, 1995, no shareholder was known by any of the Funds to own beneficially 5% or more of the outstanding shares of the Fund. The directors and officers of the Company as a group owned less than 1% of the outstanding shares of each of the Funds as of such date.


                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

     The method for determining the public offering price of Fund shares (which is equal to their net asset value) is summarized in the Prospectus in the text following the heading "Valuation of Shares." The net asset value of each Fund's shares is determined on each day on which the New York Stock Exchange is open, provided that the net asset value need not be determined on days when no Fund shares are tendered for redemption and no order for Fund shares is received.
The

New York Stock Exchange is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Presidents' Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving and Christmas.


     The portfolio securities in which each Fund invests fluctuate in value, and hence the net asset value per share of each Fund may also fluctuate. On September 30, 1995, the net asset value and public offering price per share for each Fund were calculated as follows:



                                MONEY MARKET FUND

Net Assets ($1,702,712,671)                 = Net Asset Value Per Share
------------------------------------------
Shares Outstanding (1,702,712,671)                      ($1.00)

                       U. S. GOVERNMENT MONEY MARKET FUND

Net Assets ($256,447,147)                   = Net Asset Value Per Share
------------------------------------------
Shares Outstanding (256,447,147)                        ($1.00)

                          TAX-EXEMPT MONEY MARKET FUND

Net Assets ($206,211,634)                  = Net Asset Value Per Share
-----------------------------------------
Shares Outstanding (206,211,634)                        ($1.00)


     Each Fund values its portfolio securities at amortized cost in accordance with Rule 2a-7 under the 1940 Act. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in interest rates on the market value of the instrument and regardless of any unrealized capital gains or losses. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of a Fund computed by dividing the annualized daily income of the Fund by the net asset value computed as described above may tend to be higher than a like computation made by the Fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its securities.

     Pursuant to Rule 2a-7, the Board of Directors has determined, in good faith based upon a full consideration of all material factors, that it is in the best interests of each of the Funds and their shareholders to maintain a stable net asset value per share by virtue of the amortized cost method of valuation. Each of the Funds will continue to use this method only so long as the Board of Directors believes that it fairly reflects the market-based net asset value per share. In accordance with Rule 2a-7, the Board of Directors has undertaken, as a particular responsibility within the overall duty of care owed to Fund shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Funds' investment objectives, to stabilize each Fund's net asset value per share at a single value. These procedures include the periodic determination of any deviation of current net asset value per share, calculated using available market quotations, from each Fund's amortized cost price per share, the periodic review by the Board of the amount of any such deviation and the method used to calculate any such deviation, the maintenance of records of such determinations and the Board's review thereof, the prompt consideration by the Board if any such deviation exceeds 1/2 of 1%, and the taking of such remedial action by the Board as it deems appropriate where it believes the extent of any such deviation may result in material dilution or other unfair results to investors or existing shareholders. Such remedial action may include redemptions in kind, selling portfolio instruments prior to realizing capital gains or losses, shortening the average portfolio maturity, withholding dividends or utilizing a net asset value per share as determined by using available market quotations. Each Fund will, in further compliance with Rule 2a-7, maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value and not exceeding 90 days, will not purchase any instrument with a remaining maturity of greater than 397 calendar days, will limit its portfolio investments to those U.S. dollar-denominated instruments which the Board determines present minimal credit risks and which are at the time of acquisition Eligible Securities (as defined in Rule 2a-7), and will record, maintain and preserve a written copy of the above-described procedures and a written record of the Board's considerations and actions taken in connection with the discharge of its above-described responsibilities.

                              CALCULATION OF YIELD

     Each Fund may issue current yield quotations. Simple yields are computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a recent seven calendar day period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by 365/7. The resulting yield figure will be carried to at least the nearest hundredth of one percent. Effective yields are computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a recent seven calendar day period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

          EFFECTIVE YIELD = [(BASE PERIOD RETURN +1)365/7] -1

     When calculating the foregoing yield or effective yield quotations, the calculation of net change in account value will include the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, and all fees, other than nonrecurring accounts or sales charges, that are charged to all shareholder accounts in proportion to the length of the base period. Realized gains and losses from the sale of securities and unrealized appreciation and depreciation are excluded from the calculation of yield and effective yield.

     Tax-Exempt Money Market Fund may also advertise its tax equivalent yield. This yield will be computed by dividing that portion of the seven-day yield or effective yield of the Fund (computed as set forth above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.


     The Funds' yields, effective yields and, in the case of Tax-Exempt Money Market Fund, tax-equivalent yield (assuming a 36% federal income tax rate), based upon the seven days ended September 30, 1995, are set forth below.


                                      Effective Tax-Equivalent  Tax-Equivalent
     Fund                     Yield     Yield        Yield      Effective Yield
     ----                     -----   --------- --------------  ---------------

Money Market Fund              4.87%     4.99%        N/A          N/A
U.S. Government Money
  Market Fund                  4.85%     4.97%        N/A          N/A
Tax-Exempt Money
  Market Fund                  3.08%     3.12%       4.81%        4.88%

      During some of the periods for which yields are calculated, the Adviser voluntarily waived certain Rule 12b-1 fees for each Fund, thereby increasing yields. These fees may or may not be waived or paid in the future, in the Adviser's discretion. The following table sets forth the yields of each Fund as of September 30, 1995, absent the waiver of fees.




                                      Effective Tax-Equivalent  Tax-Equivalent
     Fund                     Yield     Yield        Yield      Effective Yield
     ----                     -----   --------- --------------  ---------------

Money Market Fund              4.77%     4.89%        N/A          N/A
U.S. Government Money
  Market Fund                  4.75%     4.87%        N/A          N/A
Tax-Exempt Money
  Market Fund                  2.98%     3.02%       4.88%        4.72%


                              REDEMPTION OF SHARES

     Redemption of shares, or payment, may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said Exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Funds of securities owned by them is not reasonably practicable, or it is not reasonably practicable for the Funds fairly to determine the value of their net assets, or (d) during any other period when the Securities and Exchange Commission, by order, so permits, provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.

     Shareholders who purchased shares through a broker-dealer other than the Distributor may also redeem such shares by written request to IFTC at the address set forth in the Prospectus. To be considered in proper form, written requests for redemption should indicate the dollar amount or number of shares to be redeemed, refer to the shareholder's Fund account number, and give either a social security or tax identification number. The request should be signed in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign. If shares to be redeemed have a value of $10,000 or more or redemption proceeds are to be paid to someone other than the shareholder at the shareholder's address of record, the signature(s) must be guaranteed by an "eligible guarantor institution," which includes a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic stock exchange, a savings association or a credit union that is authorized by its charter to provide a signature guarantee. IFTC may reject redemption instructions if the guarantor is neither a member of nor a participant in a signature guarantee program. Signature guarantees by notaries public are not acceptable. The purpose of a signature guarantee is to protect shareholders against the possibility of fraud. Further documentation will be requested from corporations, administrators, executors, personal representatives, trustees and custodians. Redemption requests given by facsimile will not be accepted. Unless other instructions are given in proper form, a check for the proceeds of the redemption will be sent to the shareholder's address of record.

                                    TAXATION

     Pursuant to the Internal Revenue Code of 1986, as amended (the "Code"), each Fund will be subject to a nondeductible excise tax equal to 4% of the excess, if any, of the amount required to be distributed pursuant to the Code for each calendar year over the amount actually distributed. In order to avoid the imposition of this excise tax, each Fund generally must declare dividends by the end of a calendar year representing 98% of the Fund's ordinary income for the calendar year and 98% of its capital gain net income (both long-term and short-term capital gains) for the 12-month period ending October 31 of the calendar year. For purposes of this calculation, any amount of income on which corporate-level income tax has been paid is deemed to have been distributed.

     Ordinarily, distributions and redemption proceeds earned by a Fund shareholder are not subject to withholding of federal income tax. However, 31% of a Fund's distributions and redemption proceeds must be withheld if a Fund shareholder fails to supply the Fund or its agent with such shareholder's taxpayer identification number or if a Fund shareholder who is otherwise exempt from withholding fails to properly document such shareholder's status as an exempt recipient.

     Distributions paid from net realized capital gains, if any, will be taxable to shareholders as ordinary income. Capital gains from the sale or exchange of shares are also taxable.

     Distributions may be subject to state and local income taxes and the treatment thereof may differ from the federal income tax consequences discussed above.

TAX-EXEMPT MONEY MARKET FUND

     Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends, such as Tax-Exempt Money Market Fund, will not be deductible by a shareholder in proportion to the ratio of exempt-interest dividends to all dividends other than those treated as long-term capital gains. Indebtedness may be allocated to shares of Tax-Exempt Money Market Fund even though not directly traceable to the purchase of such shares. Federal law also restricts the deductibility of other expenses allocable to shares of Tax-Exempt Money Market Fund.

     For federal income tax purposes, an alternative minimum tax ("AMT") is imposed on taxpayers to the extent that such tax exceeds a taxpayer's regular income tax liability (with certain adjustments). Exempt-interest dividends attributable to interest income on certain tax-exempt obligations issued after August 7, 1986 to finance certain private activities are treated as an item of tax preference that is included in alternative minimum taxable income for purposes of computing the federal alternative minimum tax for all taxpayers and the federal environmental tax on corporations. Tax-Exempt Money Market Fund may invest in obligations the interest on which is treated as an item of tax preference, to the extent set forth in the Prospectus. In addition, a portion of all other tax-exempt interest received by a corporation, including exempt-interest dividends, will be included in adjusted current earnings and earnings and profits for purposes of determining the federal corporate alternative minimum tax, the environmental tax imposed on corporations by Section 59A of the Code, and the branch profits tax imposed on foreign corporations under Section 884 of the Code.

     Because liability for AMT in the case of individuals and the corporate minimum tax in the case of corporations will depend upon the regular tax liability and tax preference items of a specific taxpayer, the extent, if any, to which any tax preference items resulting from investment in Tax-Exempt Money Market Fund will be subject to the tax will depend upon each shareholder's individual situation. For shareholders with substantial tax preferences, the AMT or corporate minimum tax could reduce the after-tax economic benefits of an investment in the Fund. Each shareholder is advised to consult his or her tax adviser with respect to the possible effects of such tax preference items.

     For shareholders who are or may become recipients of Social Security benefits, exempt-interest dividends are includable in computing "modified adjusted gross income" for purposes of determining the amount of Social Security benefits, if any, that is required to be included in gross income. The maximum amount of Social Security benefits includable in gross income is 85%.

     The Code imposes requirements on certain tax-exempt bonds which, if not satisfied, could result in loss of tax-exemption for interest on such bonds, even retroactively to the date of issuance of the bonds. Proposals may be introduced before Congress in the future, the purpose of which will be to further restrict or eliminate the federal income tax exemption for Tax-Exempt Securities. The Fund cannot predict what additional legislation may be enacted that may affect shareholders. The Fund will avoid investment in Tax-Exempt Securities which, in the opinion of the Adviser, pose a material risk of the loss of tax exemption. Further, if a Tax-Exempt Security in the Fund's portfolio loses its exempt status, the Fund will make every effort to dispose of such investment on terms that are not detrimental to the Fund.

                               GENERAL INFORMATION

     The Board of Directors may, without shareholder approval, create and issue one or more additional classes of shares within each Fund, as well as within any series of the Company created in the future. All classes of shares in a Fund would be identical except that each class of shares would be available through a different distribution channel and certain classes might incur different expenses for the provision of distribution services or the provision of shareholder services or administration assistance by institutions. Shares of each class would share equally in the gross income of a series, but any variation in expenses would be charged separately against the income of the particular class incurring such expenses. This would result in variations in net investment income accrued and dividends paid by and in the net asset value of the different classes of a series. This ability to create multiple classes of shares within each series of the Company will allow the Company in the future the flexibility to better tailor its methods of marketing, administering and distributing shares of the Funds to the needs of particular investors and to allocate expenses related to such marketing, administration and distribution methods to the particular classes of shareholders of the Fund incurring such expenses.


     On an issue affecting only a particular series, the shares of the affected series vote separately. An example of such an issue would be a fundamental investment restriction pertaining to only one series. In voting on the Investment Advisory and Management Agreement (the "Agreement"), approval of the Agreement by the shareholders of a particular series would make the Agreement effective as to that series whether or not it had been approved by the shareholders of the other series.

     The assets received by the Company for the issue or sale of shares of each series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to such series, and constitute the underlying assets of such series. The underlying assets of each series are required to be segregated on the books of account, and are to be charged with the expenses in respect to such series and with a share of the general expenses of the Company. Any general expenses of the Company not readily identifiable as belonging to a particular series shall be allocated among the series based upon the relative net assets of the series at the time such expenses were accrued.


     Minnesota has enacted legislation which authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care" (the duty to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (a) for any breach of the director's duty of "loyalty" to the corporation or its shareholders (the duty to act in good faith and in a manner reasonably believed to be in the best interest of the corporation), (b) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law,
(c) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (d) for any transaction from which the director derived an improper personal benefit. Minnesota law does not permit elimination or limitation of a director's liability under the 1933 Act or the Securities Exchange Act of 1934, and the 1940 Act prohibits elimination or limitation of a director's liability for acts involving willful malfeasance, bad faith, gross negligence or reckless disregard of the duties of a director. The Articles of Incorporation of Piper Global limit the liability of directors to the fullest extent permitted by Minnesota law and the 1940 Act.

                              FINANCIAL STATEMENTS

     The edited financial statements and supplementary schedules for the Funds as of September 30, 1995, have been incorporated by reference into this Statement of Additional Information from the Funds' annual report to shareholders in reliance on the report of KPMG Peat Marwick LLP, 4200 Norwest Center, Minneapolis, Minnesota 55402, independent auditors of the Funds, given on the authority of such firm as experts in accounting and auditing.

                               PENDING LITIGATION


     Complaints have been brought in federal and state court relating to one open-end and twelve closed-end investment companies managed by the Adviser and to two open-end funds for which the Adviser has acted as sub-adviser. An Amended Consolidated Class Action Complaint was filed on October 5, 1994 in the United States District Court, District of Minnesota, against the Institutional Government Income Portfolio (a series of the Company), the Adviser, the Distributor, William H. Ellis and Edward J. Kohler alleging certain violations of federal and state securities laws, including the making of materially misleading statements in the prospectus, common law negligent misrepresentation and breach of fiduciary duty. This is a consolidated putative class action in which claims brought by 11 persons or entities have been consolidated under the title IN RE: PIPER FUNDS INC. INSTITUTIONAL GOVERNMENT INCOME PORTFOLIO LITIGATION. The named plaintiffs in the complaint purport to represent a class of individuals and groups who purchased shares of Institutional Government Income Portfolio during the putative class period of July 1, 1991 through May 9, 1994. The named plaintiffs and defendants have entered into a settlement agreement which has received preliminary approval from the Court. The terms of the settlement are set forth in a Settlement Agreement dated July 20, 1995 (as modified by an Addendum filed on July 28, 1995). The Settlement Agreement contained a provision which would have permitted the defendants to cancel the Agreement if shareholders who had incurred a cumulative "Loss" (as defined under the Agreement) of more than 10% of the Loss sustained by the entire class had opted out. The deadline for requesting exclusion from the class has passed, and
the Loss sustained by persons requesting exclusion is less than 10%.   If
granted final approval by the Court, the Settlement Agreement would provide up to approximately $70 million, together with interest earned, less certain disbursements and attorneys fees as approved by the Court, to class members in payments scheduled over approximately three years. Such payments would be made by Piper Jaffray Companies Inc. and the Adviser and would not be an obligation of the Institutional Government Income Portfolio or the Company.



     Six additional complaints, which are based on claims similar to those asserted in the first complaint, have been brought relating to the Institutional Government Income Portfolio series of the Company. The first of such complaints was filed in the same court against the same parties on October 21, 1994, by Eltrax Systems, Inc. A second additional complaint was filed against the Company, the Adviser, the Distributor and Piper Jaffray Companies Inc. on September 30, 1994 in the United States District Court, District of Colorado. Plaintiffs in the complaint are Gary Pashel and Gregg S. Hayutin, Trustees of the Mae Pashel Trust; Mae Pashel, individually;

Gary Pashel and Michael H. Feinstein, Trustees of the Robert Hayutin Insurance Trust; and Dennis E. Hayutin, Gregg S. Hayutin and Gary Pashel, Trustees of the Marie Ellen Hayutin Trust. The third additional complaint, a putative class action, was filed on November 1, 1994 in the United States District Court, District of Idaho by the Idaho Association of Realtors, Inc., a non-profit Idaho corporation. The complaint was filed against the Institutional Government Income Portfolio series of the Company, the Adviser, the Distributor, Piper Jaffray Companies Inc., William H. Ellis and Edward J. Kohler. The fourth complaint, also a putative class action, was filed in the United States District Court for the District of Minnesota, Third Division, on January 25, 1995. The Complaint was brought by Louise S. Maher and John A. Raetz against the Company, the Institutional Government Income Portfolio series of the Company, the Adviser, the Distributor, Piper Jaffray Companies Inc., William H. Ellis and Edward J. Kohler. The fifth complaint was brought on April 11, 1995, and in the future may be filed in the Minnesota State District Court, Hennepin County. The plaintiff, Frank R. Berman, Trustee of Frank R. Berman Professional CP Pension Plan Trust, sued individually and not on behalf of any putative class. Defendants are the Distributor, the Company, Morton Silverman and Worth Bruntjen. A sixth complaint relating to the Institutional Government Income Portfolio series of the Company was filed on June 22, 1995 in the Montana Thirteenth Judicial District Court, Yellowstone County by Beverly Muth against the Distributor and Teresa L. Darnielle. In addition to the above complaints, a number of actions have been commenced in arbitration by individual investors in the Institutional Government Income Portfolio. The complaints discussed in this paragraph generally have been consolidated with the IN RE: PIPER FUNDS INC. action for pretrial purposes and the arbitrations and litigation have been stayed pending entry of an order by the Court permitting those class members who have requested exclusion to proceed with their actions.s


     A complaint was filed by Herman D. Gordon on October 20, 1994, in the United States District Court, District of Minnesota, against American Adjustable Rate Term Trust Inc.-1998, American Adjustable Rate Term Trust Inc.-1999, the Adviser, the Distributor, Piper Jaffray Companies Inc., Benjamin Rinkey, Jeffrey Griffin, Charles N. Hayssen and Edward J. Kohler. A second complaint was filed by Frank Donio, I.R.A. and other plaintiffs on April 14, 1995, in the United States District Court, District of Minnesota, against American Adjustable Rate Term Trust Inc.-1996, American Adjustable Rate Term Trust Inc.-1997, American Adjustable Rate Term Trust Inc.-1998, American Adjustable Rate Term Trust Inc.- 1999, the Adviser, the Distributor, Piper Jaffray Companies Inc. and certain associated individuals. Plaintiffs in both actions filed a Consolidated Amended Class Action Complaint on May 23, 1995 and by Order dated June 8, 1995, the Court consolidated the two putative class actions. The consolidated amended complaint, which purports to be a class action, alleges certain violations of federal and state securities laws, breach of fiduciary duty and negligent misrepresentation.



     A complaint was filed by Carson H. Bradley on February 3, 1995 in the Sixth Judicial District of the State of Idaho against American Government Income Fund Inc., American Government Income Portfolio Inc., the Adviser, the Distributor and Worth Bruntjen. The complaint alleges negligent misrepresentation, breach of fiduciary duty and breach of contract. The action has been removed to Federal District Court for the District of Idaho.

     A complaint was filed by Gary E. Nelson on June 28, 1995 in the United States District Court for the Western District of Washington at Seattle against American Strategic Income Portfolio Inc. - II, the Adviser, the Distributor, Piper Jaffray Companies Inc., Worth Bruntjen, Charles N. Hayssen, Michael Jansen, William H. Ellis and Edward J. Kohler. A second complaint was filed by the same individual in the same court on July 12, 1995 against American Opportunity Income Fund Inc., the Adviser, the Distributor, Piper Jaffray Companies Inc., Worth Bruntjen, Charles N. Hayssen, Michael Jansen, William H.
Ellis and Edward J. Kohler.   On September 7, 1995, Christian Fellowship
Foundation Peace United Church of Christ, Gary E. Nelson and Lloyd Schmidt filed an amended complaint purporting to be a class action in the United States District Court for the District of Washington. The complaint was filed against American Government Income Portfolio, Inc., American Government Income Fund Inc., American Government Term Trust, Inc., American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. - II, American Strategic Income Portfolio Inc. - III, American Opportunity Income Fund Inc., American Select Portfolio Inc., Piper Jaffray Companies Inc., Piper Jaffray Inc., the Adviser and certain associated individuals. By Order filed October 5, 1995, the complaints were consolidated. The amended complaint alleges generally that the prospectus and financial statements of each investment company were false and misleading. Specific violations of various federal securities laws are alleged with respect to each investment company. The complaint also alleges that the defendants violated the Racketeer Influenced and Corrupt Organizations Act, the Washington State Securities Act and the Washington Consumer Protection Act.



     Complaints have also been filed relating to two open-end funds for which the Adviser has acted as sub-adviser, Managers Intermediate Mortgage Fund and Managers Short Government Fund. A complaint was filed on September 26, 1994 in the United States District Court, District of Connecticut, by Florence R. Hosea, Bobby W. Hosea, Getrud B. Dale and Peter M. Dale, Andrew Poffel and Diane Poffel as tenants by the Entireties, Myrone Sarone, Donna M. DiPalo, Bernard B. Geltner and Gail Geltner and Paul Delman. The complaint was filed against The Managers Funds, the Managers Funds, L.P., Robert P. Watson, the Adviser, the Distributor, an individual associated with the Adviser, Evaluation Associates, Inc. and Managers Intermediate Mortgage Fund. The complaint, which is a putative class action, alleges certain violations of federal securities laws, including the making of false and misleading statements in the prospectus, and alleges negligent misrepresentation, breach of fiduciary duty and common law fraud. A similar complaint was filed as a putative class action in the same court on November 4, 1994. The complaint was filed by Karen E. Kopelman against The Managers Fund, The Managers Funds, L.P., Robert P. Watson, the Adviser, the Distributor, Worth Bruntjen, Evaluation Associates, Inc. and Managers Intermediate Mortgage Fund. The two putative class actions were consolidated by court order on December 13, 1994. Plaintiffs filed an Amended and Restated Complaint on July 19, 1995. A complaint relating to the Managers Short Government Fund was filed on November 18, 1994 in the United States District Court, District of Minnesota. The complaint was filed by Robert Fleck as a putative class action against The Managers Funds, The Managers Funds, L.P., the Adviser, the Distributor, Worth Bruntjen, Evaluation Associates, Inc., Robert P. Watson, John E. Rosati, William M. Graulty, Madeline H. McWhinney, Steven J. Pasggioli, Thomas R. Schneeweis and Managers

Short Government Fund, F/K/A/ Managers Short Government Income Fund. The complaint alleges certain violations of federal securities laws, including the making of false and misleading statements in the prospectus, and negligent misrepresentation.


     The Adviser and Distributor do not believe that the settlement reached in connection with the first lawsuit described above, or any other of the above lawsuits, will have a material adverse effect upon their ability to perform under their agreements with the Funds, and they intend to defend the remaining lawsuits vigorously.

                                   APPENDIX A
                                     RATINGS

     Description of the two highest commercial paper, bond and other short- and long-term rating categories assigned by Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc. ("Fitch"), Duff & Phelps, Inc. ("Duff"), IBCA Limited and IBCA Inc. ("IBCA") and Thomson BankWatch, Inc. ("BankWatch").


COMMERCIAL PAPER AND SHORT-TERM RATINGS

     The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     The rating Fitch-1 (Highest Grade) is the highest commercial paper rating assigned by Fitch. Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

     The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets, and sound liquidity factors and company fundamentals. Risk factors are small.

     The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2 are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

     The rating TBW-1 is the highest short-term obligation rating assigned by BankWatch. Obligations rated TBW-1 are regarded as having the strongest capacity for timely repayment. Obligations rated TBW-2 are supported by a strong capacity for timely repayment, although the degree of safety is not as high as for issues rated TBW-1.

BOND AND LONG-TERM RATINGS

     Bonds rated AAA are considered by S&P to be the highest grade obligations and possess an extremely strong capacity to pay principal and interest. Bonds rated AA by S&P are judged by S&P to have a very strong capacity to pay principal and interest, and in the majority of instances differ only in small degrees from issues rated AAA.

     Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards and, together with the Aaa group, they comprise what are generally known as high-grade bonds. Bonds rated Aa are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger. Moody's applies numerical modifiers 1, 2 and 3 in the Aa rating category. The modifier 1 indicates a ranking for the security in the higher end of this rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of the rating category.

     Bonds rated AAA by Fitch are judged by Fitch to be strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

     Bonds rated AAA by Duff are considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than U.S. Treasury debt. Bonds rated AA are considered by Duff to be of high credit quality with strong protection factors. Risk is modest but may vary slightly from time to time because of economic conditions.

     Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations rated AA by IBCA have a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial condition may increase investment risk, albeit not very significantly.

     IBCA also assigns a rating to certain international and U.S. banks. An IBCA bank rating represents IBCA's current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties. In its assessment of a bank, IBCA uses a dual rating system comprised of Legal Ratings and Individual Ratings. In addition, IBCA assigns banks Long- and Short-Term Ratings as used in the corporate ratings discussed above. Legal Ratings, which range in gradation from 1 through 5, address the question of whether the bank would receive support provided by central banks or shareholders if it experienced difficulties, and such ratings are considered by IBCA to be a prime factor in its assessment of credit risk. Individual Ratings, which range in gradations from A through E, represent IBCA's assessment of a bank's economic merits and address the question of how the bank would be viewed if it were entirely independent and could not rely upon support from state authorities or its owners.

     In addition to its ratings of short-term obligations, BankWatch assigns a rating to each issuer it rates, in gradations of A through E. BankWatch examines all segments of the organization, including, where applicable, the holding company, member banks or associations, and other subsidiaries. In those instances where financial disclosure is incomplete or untimely, a qualified rating (QR) is assigned to the institution. BankWatch also assigns, in the case of foreign banks, a country rating which represents an assessment of the overall political and economic stability of the country in which the bank is domiciled.
                                       A-3

                                 PART C

                            OTHER INFORMATION

       Growth Fund, Emerging Growth Fund, Growth and Income Fund,
      Equity Strategy Fund, Balanced Fund, Government Income Fund,
         Short-Intermediate Bond Fund, National Tax-Exempt Fund,
  Minnesota Tax-Exempt Fund, Institutional Government Income Portfolio,
        U.S. Government Money Market Fund, Money Market Fund and
                      Tax-Exempt Money Market Fund


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS


    (a) Financial statements are incorporated by reference to the Registrant's Annual Reports filed with the Commission on November 24, 1995.



    (b)  Exhibits:


         1.1   Restated Articles of Incorporation dated November 23, 1993 *
         1.2   Certificate of Designation of Series M Common Shares *
         2.1   Bylaws *
         2.2   Amendment to Bylaws dated July 6, 1995 *
         2.3   Amendment to Bylaws dated November       , 1995 *
         5.1   Investment Advisory and Management Agreement dated
                 February 19, 1987 *
         5.2   Supplement to Investment Advisory and Management Agreement
                 dated April 4, 1988 *
         5.3   Supplement to Investment Advisory and Management Agreement
                 dated March 16, 1990 *
         5.4   Supplement to Investment Advisory and Management Agreement
                 dated July 21, 1992 *
         5.5   Supplement to Investment Advisory and Management Agreement
                 dated April 10, 1995 *
         6     Amended Underwriting and Distribution Agreement *
         9.1   Shareholder Account Servicing Agreement between Piper Funds
                 Inc. and Piper Trust Company *
         9.2   Shareholder Account Servicing Agreement between Piper Funds
                 Inc. and Piper Jaffray Inc. *
         10    Opinion and Consent of Dorsey & Whitney P.L.L.P. dated April 7,
                 1995 *
         11    Consent of KPMG Peat Marwick LLP *
         13    Letter of Investment Intent dated April 6, 1995 *
         15.1  Amended and Restated Plan of Distribution *
         15.2  Supplement to Distribution Plan dated April 10, 1995 *
         17.1  Power of Attorney dated November 27, 1995 *
         17.2  Financial Data Schedule filed electronically as Exhibit 27 pursuant to Rule 401 of Regulation S-T *

-----------------------
    *    Filed herewith.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

    No person is directly or indirectly controlled by or under common control with the Registrant.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES

                                                               Number of
    As of October 31, 1995:          Title of Class          Record Holders
                                     --------------          --------------

Growth Fund                          Common Shares              13,900
Emerging Growth Fund                 Common Shares              19,969
Growth and Income Fund               Common Shares               7,107
Equity Strategy Fund                 Common Shares               6,407
Balanced Fund                        Common Shares               2,751
Government Income Fund               Common Shares               6,901
Short-Intermediate Bond Fund         Common Shares                  18
National Tax-Exempt Fund             Common Shares               1,753
Minnesota Tax-Exempt Fund            Common Shares               3,092
Institutional Government Income
  Portfolio                          Common Shares               5,530
U. S. Government Money Market Fund   Common Shares              19,739
Money Market Fund                    Common Shares             305,137
Tax-Exempt Money Market Fund         Common Shares              12,743


ITEM 27.  INDEMNIFICATION

    The Articles of Incorporation and Bylaws of the Registrant provide that the Registrant shall indemnify such persons for such expenses and liabilities, in such manner and under such circumstances, to the full extent permitted by Section 302A.521, Minnesota Statutes, as now enacted or hereafter amended, provided that no such indemnification may be made if it would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereafter amended. Section 302A.521 of the Minnesota Statutes, as now enacted, provides that a corporation shall indemnify a person made or threatened to be made a party to a proceeding of the person against judgments, penalties, fines, settlements, and reasonable expenses, including attorneys' fees and disbursements, incurred by the person in connection with the proceeding if, with respect to the acts or omissions of the person complained of in the proceeding, the person has not been indemnified by another organization for the same judgments, penalties, fines, settlements, and reasonable expenses incurred by the person in connection with the proceeding with respect to the same acts or omissions; acted in good faith, received no improper personal benefit and the Minnesota Statutes dealing with directors' conflicts of interest, if applicable, have been satisfied; in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful; and reasonably believed that the conduct was in the best interests of the corporation or, in certain circumstances, reasonably believed that the conduct was not opposed to the best interests of the corporation.

    Insofar as the indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

    Information on the business of the Adviser is described in the section of the Prospectus, incorporated by reference in this Registration Statement, entitled "Management -- Investment Adviser."

    The officers and directors of the Adviser and their titles are as follow:

        Name                                      Title
        ----                                      -----
     William H. Ellis              President, Director and Chairman of
                                     the Board
     Charles N. Hayssen            Director, Chief Financial Officer and
                                     Chief Operating Officer
     David E. Rosedahl             Director, Secretary and General
                                     Counsel
     Bruce C. Huber                Director
     DeLos V. Steenson             Director
     Momchilo Vucenich             Director
     Beverly J. Zimmer             Director
     Paul A. Dow                   Senior Vice President and Chief
                                     Investment Officer
     James A. Berman               Senior Vice President
     Worth Bruntjen                Senior Vice President
     Michael C. Derck              Senior Vice President
     Richard W. Filippone          Senior Vice President
     John J. Gibas                 Senior Vice President
     Marijo A. Goldstein           Senior Vice President
     Mark R. Grotte                Senior Vice President
     Jerry Gudmundson              Senior Vice President
     Robert Hannah                 Senior Vice President
     Lynne Harrington              Senior Vice President
     Michael P. Jansen             Senior Vice President
     Lisa A. Kenyon                Senior Vice President
     Mark S. Lee                   Senior Vice President

     Thomas S. McGlinch            Senior Vice President
     Curt D. McLeod                Senior Vice President
     Steven V. Markusen            Senior Vice President
     Paula Meyer                   Senior Vice President
     Robert H. Nelson              Senior Vice President
     Gary Norstrem                 Senior Vice President
     Nancy S. Olsen                Senior Vice President
     Ronald R. Reuss               Senior Vice President
     Maxine D. Rossini             Senior Vice President
     Bruce D. Salvog               Senior Vice President
     Sandra K. Shrewsbury          Senior Vice President
     David M. Steele               Senior Vice President
     J. Bradley Stone              Senior Vice President
     Randall J. Sukovich           Senior Vice President
     Robert H. Weidenhammer        Senior Vice President
     John G. Wenker                Senior Vice President
     Douglas J. White              Senior Vice President
     Cynthia K. Castle             Vice President
     Richard Daly                  Vice President
     Molly Destro                  Vice President
     Julie Deutz                   Vice President
     Joan L. Harrod                Vice President
     Newby Herrod                  Vice President
     Kevin A. Jansen               Vice President
     Amy K. Johnson                Vice President
     Kimberly F. Kaul              Vice President
     Russell Kappenman             Vice President
     John D. Kightlinger           Vice President
     Wan-Chong Kung                Vice President
     Thomas Moore                  Vice President
     Siobann Nelson                Vice President
     Edward P. Nicoski             Vice President
     Paul Pearson                  Vice President
     Daniel Phillips               Vice President
     John K. Schonberg             Vice President
     Eric L. Siedband              Vice President
     Catherine M. Stienstra        Vice President
     Shaista Tajamal               Vice President
     Bonnie L. Theis               Vice President
     Michael Wallace               Vice President
     Jane K. Welter                Vice President
     John G. Wenker                Vice President
     Marcy K. Winson               Vice President
     Fong P. Woo                   Vice President



     Principal occupations of Messrs. Ellis, Dow, Hayssen, Rosedahl, Bruntjen, Filippone, Markusen, Nelson, Nicoski, Reuss, Salvog, Steele, White and Stone and Ms. Olsen, Ms. Goldstein, Ms. Shrewsbury and Ms. Winson are set forth in the Statement of Additional Information under the heading "Directors and Officers."

Mr. Huber has been a Director of the Adviser since October 1985 and was a
Vice President of the Adviser from October 1985 until April 1992, and a Managing Director of Piper Jaffray Inc. ("Piper Jaffray") since November
1986. Mr. Berman has been a Senior Vice President of the Adviser since 1993; prior to which he was a Managing Director of Piper Jaffray Inc. from 1992 to 1993, Vice President of Acquisitions at Sandia Mortgage Corporation from 1991 to 1992 and a Director of Investment Analysis and Acquisitions for Larken
Properties, Inc. from 1987 to 1991.   Mr. Derck has been a Vice President of
the Adviser since November 1992, prior to which he had been a manager of Advisory Accounts Services with the Adviser since April 1992 and, before that, an Assistant Vice President at First Trust since 1976. Mr. Gibas has been a Senior Vice President of the Adviser since November 1992, prior to which he had been a Vice President of the Adviser from 1987 to 1992. Mr. Grotte has been a Senior Vice President of the Adviser since November 1992, prior to which he had been a Vice President of the Adviser from 1988 to 1992.
 Mr. Gudmundson has been a Senior Vice President of the Adviser since August 1995, prior to which he was an Executive Vice President at Resource Capital Advisers from 1991 to May 1995. Mr. Hannah has been a Senior Vice President of the Adviser since May 1995, prior to which he was manager of Craig and Associates in Seattle, Washington from September 1993 to November 1994, and prior thereto, he was manager of Exvere in Seattle from January 1993 to August 1993 and a registered representative at Geneva in Irvine, California from Janaury 1991 to December 1992. Ms. Harrington has been a Senior Vice President of the Adviser since March 1995, prior to which she was a Managing Director at Piper Jaffray Inc. in the Public Finance Department. Mr. Michael Jansen has been a Senior Vice President of the Adviser since October 1993, prior to which he was a Managing Director of Piper Jaffray since 1987, an Executive Vice President of Piper Mortgage Acceptance Corporation since 1991 and an Executive Vice President and Director of Premier Acceptance
Corporation since 1988. Ms. Kenyon has been a Senior Vice President of the Adviser since January 1992, prior to which she had been a financial adviser for a private family in Los Angeles. Mr. Lee has been a Senior Vice
President of the Adviser since November 1995, prior to which he had been a Vice President of the Adivser since 1990. Mr. McGlinch has been a Senior
Vice President of the Adviser since November 1995, prior to which he had been a Vice President of the Adviser since November 1992 and, prior thereto, he had been a specialty products trader at FBS Investment Services from January 1990 to January 1992. Mr. McLeod has been a Senior Vice President of the Adviser since November 1995, prior to which he had been an analyst at the Adviser since 1988. Ms. Meyer has been a Senior Vice President of the
Adviser since December 1994, prior to which she had been a Vice President of Secura Insurance, Appleton, Wisconsin from 1988 to 1994. Mr. Norstrem has been a Senior Vice President of the Adviser since 1993, prior to which he was Treasurer of the City of Saint Paul, Minnesota for twenty-eight years. Ms. Rossini has been a Senior Vice President of the Adviser since September 1993, prior to which she had been a managing Director of the Distributor since November 1989. Mr. Steenson has been a Director of the Adviser since December 1994 and a Managing Director of the Underwriter since 1982. Mr. Sukovich has been a Senior Vice President of the Adviser since January 1989. Mr. Vucenich has been a Director of the Adviser since December 1994 and a managing director of regional sales for Piper Jaffray Companies Inc. since February 1993. Mr. Weidenhammer has been a Senior Vice President of the Adviser since November 1991, prior to which he had been a Vice President of the Adviser from 1987 to 1991. Mr. Wenker has been a Senior Vice President of the Adviser since October 1993, prior to which he was a Managing Director of Piper Jaffray from 1992 to 1993 and the Director of Revitalization Resources of the Minneapolis Community Development Agency from 1990 to 1992. Ms. Zimmer has been a Director of the Adviser since December 1994, prior to which she was Chief Operating Officer of the Adviser from May 1992 to December 1994 and Senior Vice President of the Adviser from December 1990 to December 1994.



     Ms. Castle has been a Vice President of the Adviser since November 1994, prior to which she was a client sservice asociate of the Adviser since 1990. Mr. Daly has been a Vice President of the Adviser since 1992, prior to which he was an Assistant Vice President of the Piper Jaffray since 1990 and a broker with Piper Jaffray from 1987 to 1992. Ms. Destro has been a Vice President of the Adviser since 1994, prior to which she was Accounting Manager from 1993 to 1994 and mutual fund accountant from 1991 to 1993 with the Adviser, and prior thereto, mutual fund accountant at Voyageur Fund Managers in Minneapolis from 1989 to 1991. Ms. Duetz has been a Vice President of the Adviser since September 1995, prior to which she was an Assistant Vice President at Daiwa Bank, Ltd. from November 1992 to September 1995 and a manager of financial reporting at The Churchill Companies from September 1991 to October 1992. Ms. Harrod has been a Vice President of the Adviser since November 1992 and has been a trader for the Adviser since October 1989. Mr. Herrod has been a Vice President of the Adviser since 1992, prior to which he was a Vice President of Capital Markets at Washington Square Capital Management from 1987 to 1992. Mr. Kevin Jansen has been a Vice President of the Adviser since November 1993, prior to which he was an Assistant Vice President of Piper Jaffray from 1992 to 1993 and an analyst at Piper Jaffray from 1991 to 1992. Ms. Johnson has been a Vice President of the Adviser since 1994, prior to which she was Accounting Manager from 1993 to 1994 and a mutual fund accountant from 1991 to 1993 with the Adviser, and prior thereto, audit senior with KPMG Peat Marwick in Minneapolis from 1990
to 1992.   Mr. Kappenman has been a Vice President of the Adviser since 1991.
Ms. Kaul has been a Vice President and Director of Corporate Communications of the Adviser since November 1991, prior to which she was Copy Director and Assistant Vice President in the advertising department of Piper Jaffray since 1986. Mr. Kightlinger has been a Vice President of the Adviser since 1991, prior to which he had been a department head and portfolio manager for TCF Bank Savings. Ms. Kung has been a Vice President of the Adviser since May 1993, prior to which she had been a Senior Consultant at Cytrol Inc. from 1989 to December 1992. Mr. Moore has been a Vice President of the Adviser since 1992, prior to which he was a Portfolio Manager at Alpine Capital Management from 1990 to 1992 and a broker at Hanifen Capital Management from 1990 to 1992. Ms. Nelson has been a Vice President of the Adviser since November 1994, prior to which she was a supervisor for the Adviser since 1991 and an operations coordinator for the Adviser from 1990 to 1991. Mr. Pearson has been a Vice President of the Adviser since November 1995, prior to which he was a Mutual Funds Accounting Manager of the Adviser since February 1994 and prior to that he was the Director of Fund Operations at Norwest Bank in Minneapolis from 1992 to 1994. Mr. Phillips has been a Vice President of the Adviser since 1993 and has been an insurance product manager at Piper Jaffray since 1987. Mr. Schonberg has been a Vice President of the

Adviser since November 1992 and a portfolio manager for the Adviser since
July 1989.   Mr. Siedband has been a Vice President of the Adviser since 1992.
Ms. Stienstra has been a Vice President of the Adviser since November 1995 and a municipal bond trader of the Adviser since June 1995, prior to which she was an assistant analyst of the Adviser from 1991 to 1994. Ms. Tajamal has been a Vice President of the Adviser since November 1995 and a portfolio manager of the Adviser since 1993, prior to which she was a money market analyst of the Adviser from 1990 to 1993. Ms. Theis has been a Vice President of the Adviser since November 1992, prior to which she had been an Assistant Vice President of the Adviser since 1989. Mr. Wallace has been a Vice President of the Adviser since November 1995, prior to which he was an Assistant Vice President of the Adviser since November 1994 and prior to that he was an Equity Analyst at the Adviser from June 1993 to November 1994. Ms. Welter has been a Vice President of the Adviser since November 1994, prior to which she was a client service associate of the Adviser since 1993 and a mutual fund accountant with the Adviser from 1990 to 1993. Mr. Wenker has been a Vice President of the Adviser since November 1994 and a Managing Director of Piper Jaffray since 1995, prior to which he had been a Managing Director of Piper Jaffray from 1992 to 1993, and prior thereto, a Director of Revitalization Resources of the Minneapolis Community Development Agency from 1990 to 1992. Mr. Woo has been a Vice President of the Adviser since
November 1994, prior to which he was a municipal credit analyst of the Adviser since 1992 and prior to that he was a credit specialist at a commercial trading firm from 1991 to 1992.


ITEM 29.  PRINCIPAL UNDERWRITERS

     (a) Piper Jaffray Inc. acts as principal underwriter for the Registrant and also for three other open-end investment companies, Piper Institutional Funds Inc., the shares of which are currently offered in two series, Piper Funds Inc. -- II, the shares of which are currently offered in one series and Piper Global Funds Inc., the shares of which are currently offered in one series. Piper Jaffray has acted as principal underwriter in connection with the initial public offering of shares of 23 closed-end investment companies.

     (b) The name, positions and offices with Piper Jaffray Inc., and positions and offices with the Registrant of each director and officer of Piper Jaffray Inc. are as follow:

                         Positions and Offices            Positions and Offices
     Name                   with Underwriter                  with Registrant
     ----                ---------------------            ----------------------

Addison L. Piper         Chairman of the Board of         None
                         Directors and Chief Executive
                         Officer

William H. Ellis         President, Chief Operating       Chairman of Board of
                         Officer and Member of the        Directors
                         Board of Directors

Karen M. Bohn            Member of the Board              None
                         of Directors

                         Positions and Offices            Positions and Offices
     Name                   with Underwriter                  with Registrant
     ----                ---------------------            ----------------------

Ralph W. Burnet          Member of the Board              None
                         of Directors

John L. McElroy, Jr.     Member of the Board              None
                         of Directors

Kathy Halbreich          Member of the Board              None
                         of Directors

Robert S. Slifka         Member of the Board              None
                         of Directors

David Stanley            Member of the Board              None
                         of Directors

James J. Bellus          Managing Director                None

AnnDrea M. Benson        Managing Director                None

Lloyd K. Benson          Managing Director                None

James L. Bergtold        Managing Director                None

Carol A. Bertsch         Managing Director                None

Peter A. Bessette        Managing Director                None

Gary J. Blauer           Managing Director                None

Sean K. Boyea            Managing Director                None

Ronald O. Braun          Managing Director                None

Paul E. Brodsky          Managing Director                None

Jay A. Brunkhorst        Managing Director                None

Kenneth S. Cameranesi    Managing Director                None

Stephen M. Carnes        Managing Director                None

Joseph V. Caruso         Managing Director                None

Joyce E. Chaney          Managing Director                None

                         Positions and Offices            Positions and Offices
     Name                   with Underwriter                  with Registrant
     ----                ---------------------            ----------------------

Antonio J. Cecin         Managing Director                None

Kenneth P. Clark         Managing Director                None

Linda A. Clark            Managing Director               None

Stephen B. Clark         Managing Director                None

David P. Crosby          Managing Director                None

George S. Dahlman        Managing Director                None

Jack C. Dillingham       Managing Director                None

Mark T. Donahoe          Managing Director                None

Andrew W. Donleavy       Managing Director                None

Philip S. Dow            Managing Director                None

Andrew S. Duff           Managing Director                None

Richard A. Edstrom       Managing Director                None

Fred R. Eoff, Jr.        Managing Director                None

Richard D. Estenson      Managing Director                None

Francis E. Fairman IV    Managing Director                None

John R. Farrish          Managing Director                None

Gordon R. Ferguson       Managing Director                None

Paul Ferry               Managing Director                None

Mark E. Fisler           Managing Director                None

Michael W. Follett       Managing Director                None

Daniel P. Gallaher        Managing Director               None

Peter M. Gill            Managing Director                None

Kevin D. Grahek          Managing Director                None

                         Positions and Offices            Positions and Offices
     Name                   with Underwriter                  with Registrant
     ----                ---------------------            ----------------------

Paul D. Grangaard        Managing Director                None

R. Hunt Greene           Managing Director                None

Daniel J. Hagen          Managing Director                None

James S. Harrington      Managing Director                None

Charles N. Hayssen       Managing Director, Chief         Treasurer
                         Financial Officer &Treasurer

William P. Henderson     Managing Director                None

Allan F. Hickok          Managing Director                None

Richard L. Hines         Managing Director                None

David B. Holden          Managing Director                None

John E. Houlihan         Managing Director                None

Charles E. Howell        Managing Director                None

Bruce C. Huber           Managing Director                None

Elizabeth A. Huey        Managing Director                None

John R. Jacobs           Managing Director                None

Earl L. Johnson          Managing Director                None

Richard L. Johnson       Managing Director                None

Nicholas P. Karos        Managing Director                None

Jerome P. Kohl           Managing Director                None

Charles B. Lannin        Managing Director                None

Eric W. Larson           Managing Director                None

Dan L. Lastavich         Managing Director                None

Robert J. Magnuson       Managing Director                None

James M. Manire Jr.      Managing Director                None

                         Positions and Offices            Positions and Offices
     Name                   with Underwriter                  with Registrant
     ----                ---------------------            ----------------------

Robert E. Mapes          Managing Director                None

Peter T. Mavroulis       Managing Director                None

Michael P. McMahon       Managing Director                None

Gregory T. McNellis      Managing Director                None

Thomas A. Medlin         Managing Director                None

Joseph E. Meyers         Managing Director                None

John V. Miller           Managing Director                None

Dennis V. Mitchell       Managing Director                None

Susan D. Musselman       Managing Director                None

Edward P. Nicoski        Managing Director                None

Benjamin S. Oehler       Managing Director                None

Joseph J. Olchefske      Managing Director                None

Brooks G. O'Neil         Managing Director                None

John P. O'Neill          Managing Director                None

John Otterlei            Managing Director                None

Gary M. Petrucci         Managing Director                None

Robin C. Pfister         Managing Director                None

Laurence S. Podobinski   Managing Director                None

Steven J. Proeschel      Managing Director                None

Rex W. Ramsay            Managing Director                None

Brian J. Ranallo         Managing Director                None

Roger W. Redmond         Managing Director                None

Ronald N. Reiches        Managing Director                None

                         Positions and Offices            Positions and Offices
     Name                   with Underwriter                  with Registrant
     ----                ---------------------            ----------------------

Robert P. Rinek          Managing Director                None

Jim M. Roane             Managing Director                None

Deborah K. Roesler       Managing Director                None

David E. Rosedahl        Managing Director, General       Secretary
                         Counsel and Secretary

Thomas P. Schnettler     Managing Director                None

Steven R. Schroll        Managing Director                None

Joyce Nelson Schuette    Managing Director                None

Morton D. Silverman      Managing Director                None

Linda E. Singer          Managing Director                None

David P. Sirianni        Managing Director                None

Arch C. Smith            Managing Director                None

Robert L. Sonnek         Managing Director                None

Thomas E. Stanberry      Managing Director                None

DeLos V. Steenson        Managing Director                None

Richard J. Stream        Managing Director                None

D. Greg Sundberg         Managing Director                None

William H. Teeter        Managing Director                None

Ann C. Tillotson         Managing Director                None

Marie A. Urich           Managing Director                None

Momchilo Vucenich        Managing Director                None

John G. Wenker           Managing Director                None

Darrell L. Westby        Managing Director                None

David R. Westcott        Managing Director                None

                         Positions and Offices            Positions and Offices
     Name                   with Underwriter                  with Registrant
     ----                ---------------------            ----------------------

Douglas R. Whitaker      Managing Director                None

Douglas H. Wilford       Managing Director                None

Stephen W. Woodard       Managing Director                None

Mark Wren                Managing Director                None

Saul Yaari               Managing Director                None

The principal business address of each of the individuals listed above is Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402-3804.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

    The physical possession of the accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 3la-1 to 3la-3 promulgated thereunder is maintained by the Registrant at Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402-3804, except that the physical possession of certain accounts, books and other documents related to the custody of the Registrant's securities is maintained by Investors Fiduciary Trust Company, 127 West Tenth Street, Kansas City, Missouri 64105.

ITEM 31.  MANAGEMENT SERVICES

    Not applicable.

ITEM 32.  UNDERTAKINGS

    (a)  Not applicable.

    (b)  Not applicable

    (c) Each recipient of a prospectus of any series of the Registrant may request the latest Annual Report of such series, and such Annual Report will be furnished by the Registrant without charge.

                               SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement on Form N-1A pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 23rd day of November 1995.

                                  PIPER FUNDS INC.
                                   (Registrant)


                                  By    /s/ Paul A. Dow
                                        -----------------------
                                        Paul A. Dow
                                        President

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

/s/ Paul A. Dow              President (principal          November 23, 1995
-------------------------     executive officer)
Paul A. Dow


/s/ Charles N. Hayssen       Treasurer (principal          November 23, 1995
-------------------------     financial and
Charles N. Hayssen            accounting officer)


David T. Bennett*            Director


Jaye F. Dyer*                Director


William H. Ellis*            Director


Karol D. Emmerich*           Director


Luella G. Goldberg*          Director


George Latimer*              Director


*By  /s/ William H. Ellis                                  November 23, 1995
     --------------------
     William H. Ellis
     Attorney-in-Fact

                              EXHIBIT INDEX
                                   TO
                         REGISTRATION STATEMENT
                                   OF
                            PIPER FUNDS INC.


EXHIBIT                                                                      PAGE NO.
-------                                                                      --------

1.1   Restated Articles of Incorporation dated November 23, 1993

1.2   Certificate of Designation of Series M Common Shares

2.1   Bylaws

2.2   Amendment to Bylaws dated July 6, 1995

2.3   Amendment to Bylaws dated November   , 1995

5.1   Investment Advisory and Management Agreement dated February 19, 1987

5.2   Supplement to Investment Advisory and Management Agreement dated
      April 4, 1988

5.3   Supplement to Investment Advisory and Management Agreement dated
      March 16, 1990

5.4   Supplement to Investment Advisory and Management Agreement dated
      July 21, 1992

5.5   Supplement to Investment Advisory and Management Agreement dated
      April 10, 1995

6     Amended Underwriting and Distribution Agreement

9.1   Shareholder Account Servicing Agreement between Piper Funds Inc. and
      Piper Trust Company dated December 1, 1994

9.2   Shareholder Account Servicing Agreement between Piper Funds Inc. and
      Piper Jaffray Inc. dated December 1, 1994

10    Opinion and Consent of Dorsey & Whitney P.L.L.P. dated April 7, 1995

11    Consent of KPMG Peat Marwick LLP

13    Letter of Investment Intent dated April 6, 1995

15.1  Amended and Restated Plan of Distribution

15.2  Supplement to Distribution Plan dated April 10, 1995

17.1  Power of Attorney dated November 27, 1995

17.2  Financial Data Schedule filed electronically as Exhibit 27 pursuant to
      Rule 401 of Regulation S-T